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                                                                    EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of August 19, 2004, by and among Galaxy Energy Corporation, a Colorado corporation, with headquarters located at 1331-17th Street, Suite 730, Denver, Colorado 80202 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS").

      WHEREAS:

      A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

      B. The Company has authorized senior secured convertible notes of the Company (the "CONVERTIBLE NOTES"), which shall be convertible into shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK") (the shares of Common Stock issuable upon conversion of the Convertible Notes being referred to herein as the "CONVERSION SHARES"), in accordance with the terms of the Convertible Notes;

      C. The Buyers initially wish to purchase, upon the terms and conditions stated in this Agreement (I) Convertible Notes, substantially in the form attached as Exhibit A, in an original aggregate principal amount of $15,000,000 and in the respective principal amounts set forth opposite each Buyer's name on the Schedule of Buyers (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the "INITIAL NOTES"), and (II) warrants, substantially in the form attached as Exhibit C, to acquire that number of shares of Common Stock equal to the quotient of (i) 40% of the sum of (x) the original principal amount of the Initial Notes purchased by such Buyer at the Initial Closing and
(y) the original principal amount of the Conditional Notes to be purchased by such Buyer at the Conditional Closing (each as set forth opposite such Buyer's name on the Schedule of Buyers), subject to the conditions contained herein, divided by (ii) the Warrant Exercise Price (as defined in the Initial Warrants (as defined below)) as of the Initial Closing (the "INITIAL WARRANTS," and together with any warrants or other securities issued in exchange or substitution therefor or replacement thereof (including any warrants issued pursuant to Section 3 of the Initial Warrants or any similar provisions of any warrants issued in exchange or substitution therefor or replacement thereof), and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the "WARRANTS"; the shares of Common Stock issuable upon exercise of the Warrants being referred to as the "WARRANT SHARES");

      D. Subject to the terms and conditions set forth in this Agreement, the Buyers will be required to buy, and the Company will be required to sell additional Convertible Notes,

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substantially in the form attached as Exhibit B, in an original aggregate principal amount of $5,000,000 and in the respective principal amounts set forth opposite each such Buyer's name on the Schedule of Buyers (the "CONDITIONAL NOTES" and, collectively with the Initial Notes, the "NOTES");

      E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached as Exhibit D (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

      F. Contemporaneously with the Initial Closing (as defined below), the parties hereto and the Company's Domestic Subsidiaries (as defined in the Notes) will execute and deliver a Security Agreement, substantially in the form attached as Exhibit E (the "SECURITY AGREEMENT"), pursuant to which the Company and its Domestic Subsidiaries will agree to provide the Buyers with security interests in all of the assets of the Company and its Domestic Subsidiaries;

      G. Contemporaneously with the Initial Closing, the parties hereto and each of the Company's Domestic Subsidiaries will execute and deliver one or more Account Control Agreements, substantially in the forms attached as Exhibit F (the "ACCOUNT CONTROL AGREEMENTS"), pursuant to which the Company and each of its Domestic Subsidiaries will agree to enable the Buyers to perfect their security interest in all of the Company's and its Domestic Subsidiaries right, title and interest in certain accounts and in all collateral from time to time credited to such accounts;

      H. Contemporaneously with the Initial Closing, the Debtors (as defined in the Security Agreement), other than the Company, will execute and deliver a Guaranty, substantially in the form attached as Exhibit G (the "GUARANTY"), pursuant to which the Debtors, other than the Company, will agree to guaranty certain obligations of the Company; and

      I. Contemporaneously with the Initial Closing, the parties hereto will execute and deliver a Pledge Agreement, substantially in the form attached as Exhibit H (the "PLEDGE AGREEMENT"), pursuant to which the Company will agree to pledge all of the capital stock in its subsidiaries to the Buyers as collateral for the Notes.

      J. Contemporaneously with the Initial Closing, the Buyers and the Debtors will execute and deliver one or more Mortgages, Deeds of Trust, Assignments of Production, Security Agreements, Fixture Filings and Financing Statements, substantially in the form attached as Exhibit I (the "MORTGAGES"), pursuant to which the Company and the other Debtors will agree to grant to the Buyers an interest in certain real and personal property, rights, titles, interests and estates described therein.

      NOW THEREFORE, the Company and the Buyers hereby agree as follows:

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      1.    PURCHASE AND SALE OF NOTES AND WARRANTS.

            a. Purchase of Notes and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company Initial Notes in the principal amount set forth opposite such Buyer's name on the Schedule of Buyers, along with the related Initial Warrants with respect to the number of Initial Warrant Shares equal to the quotient of (i) 40% of the sum of (x) the original principal amount of the Initial Notes purchased by such Buyer at the Initial Closing and (y) the principal amount of the Conditional Notes to be purchased by such Buyer at the Conditional Closing (each as set forth opposite such Buyer's name on the Schedule of Buyers) divided by (ii) the Warrant Exercise Price (as defined in the Initial Warrants) as of the Initial Closing (the "INITIAL CLOSING"). The purchase price (the "INITIAL PURCHASE PRICE") of the Initial Notes and the related Initial Warrants at the Initial Closing shall be equal to $1.00 for each $1.00 of principal amount of the Initial Notes purchased (representing an aggregate Initial Purchase Price of $15,000,000 for the aggregate principal amount of $15,000,000 of Initial Notes, along with the Initial Warrants, to be purchased at the Initial Closing). Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(c), 6(b) and 7(b) below, each Buyer severally agrees to buy and the Company shall issue and sell to such Buyer, Conditional Notes in the respective principal amounts set forth opposite such Buyer's name on the Schedule of Buyers (the "CONDITIONAL CLOSING," and together with the Initial Closing, the "CLOSINGS"). The purchase price (the "CONDITIONAL PURCHASE PRICE" and together with the Initial Purchase Price, the "PURCHASE PRICE") of the Conditional Notes at the Conditional Closing shall be equal to $1.00 for each $1.00 of principal amount of the Conditional Notes purchased (representing an aggregate Conditional Purchase Price of $5,000,000 for the aggregate principal amount of $5,000,000 of Conditional Notes to be purchased at the Conditional Closing). "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

            b. The Initial Closing Date. The date and time of the Initial Closing (the "INITIAL CLOSING DATE") shall be 10:00 a.m., Central Standard Time, on August 19, 2004, subject to the satisfaction (or waiver) of all of the conditions to the Initial Closing set forth in Sections 6(a) and 7(a) (or such later date as is mutually agreed to by the Company and the Buyers). The Initial Closing shall occur on the Initial Closing Date at the offices of Katten Muchin Zavis Rosenman, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693 or at such other time, date and place as the Company and the Buyers may collectively designate in writing.

            c. The Conditional Closing Date. The date and time of the Conditional Closing (the "CONDITIONAL CLOSING DATE" and, together with the Initial Closing Date, the "CLOSING DATE") shall be 10:00 a.m., Central Standard Time, on the third (3rd) Business Day following receipt by each Buyer of the Conditional Note Notice (as defined below), subject to the satisfaction (or waiver) of the conditions to the Conditional Closing set forth in Sections 6(b) and 7(b) and the conditions set forth in this Section 1(c) or the waiver thereof in writing by such Buyer (or such later date as is mutually agreed to by the Company and Buyers). The Company

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shall deliver written notice (the "CONDITIONAL NOTE NOTICE") to each Buyer on a date (the "CONDITIONAL NOTE NOTICE DATE") as soon as practicable, but in no event later than the first (1st) Business Day following the date that the Company shall have received the approval of the Company's shareholders, pursuant to Section 4(k), to issue Conversion Shares and Warrant Shares upon the conversion of the Notes and the Warrants in excess of the Exchange Cap (as defined in Notes). The Conditional Note Notice shall set forth (i) each Buyer's principal amount of Conditional Notes to be acquired, as set forth opposite such Buyer's name on the Schedule of Buyers, (ii) each Buyer's aggregate Purchase Price for the Conditional Notes and (iii) the date of the Conditional Closing which date shall be the third (3rd) Business Day after the Conditional Note Notice Date. Notwithstanding the foregoing, the Company shall not be entitled to deliver a Conditional Note Notice unless each of the following conditions is satisfied (or waived in writing by the applicable Buyer) as of and through the Conditional Note Notice Date, and no Buyer shall be required to purchase the Conditional Notes unless each of the following conditions and the conditions set forth in Section 7(b) is satisfied (or waived in writing by the applicable Buyer) as of and through the Conditional Closing Date (the "CONDITIONAL NOTICE CONDITIONS"): (i) during the period beginning on the date of this Agreement and ending on and including the Conditional Closing Date, there shall not have occurred either (x) the public announcement of a pending, proposed or intended Change of Control (as defined in the Notes) which has not been abandoned, terminated or consummated and publicly announced as such or (y) a Triggering Event or an Event of Default (each as defined in the Notes) or an event that with the passage of time or the giving of notice would constitute a Triggering Event or an Event of Default; (ii) at all times during the period beginning on the date of this Agreement and ending on the Conditional Closing Date, the Common Stock is quoted on The NASDAQ Stock Market's OTC Bulletin Board or listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, and if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, the Common Stock has not been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market have been threatened either (A) in writing by such exchange or market (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iii) during the period beginning on the Initial Closing Date and ending on and including the Conditional Closing Date, the Company shall have delivered Conversion Shares and Warrant Shares upon conversion or exercise, as the case may be, of the Notes and the Warrants on a timely basis as set forth in Section 2(d)(ii) of the Notes or Section 2(a) of the Warrants and otherwise shall have been in compliance with, and shall not have breached any provision of, the Transaction Documents (as defined below); and (iv) the Company shall not have previously delivered a Conditional Note Notice. The Conditional Closing shall occur on the Conditional Closing Date at the offices of Katten Muchin Zavis Rosenman, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693.

            d. Form of Payment. On each of the Closing Dates, (i) each Buyer shall pay the Purchase Price to the Company for the Notes and the Warrants, if any, to be issued and sold to such Buyer at such Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, less any amount withheld pursuant to Section 4(h), and (ii) the Company shall deliver to each Buyer, Notes (in the principal amounts as such Buyer shall request) (the "NOTE CERTIFICATES") representing such principal amount of the Notes that

                                        4
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such Buyer is purchasing hereunder at such Closing, along with, at the Initial
Closing, warrants representing the Initial Warrants, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

      2.    BUYER'S REPRESENTATIONS AND WARRANTIES.

            Each Buyer represents and warrants with respect to only itself that:

            a. Investment Purpose. Such Buyer (i) is acquiring the Notes and the Initial Warrants set forth opposite such Buyer's name on the Schedule of Buyers, (ii) upon conversion of such Notes, will acquire the Conversion Shares then issuable, (iii) will acquire any other Warrants issued to such Buyer pursuant to Section 3 of any Warrant and (iv) upon exercise of such Initial Warrants or any such other Warrants will acquire the Warrant Shares issuable upon exercise thereof (the Notes, the Conversion Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "SECURITIES"), for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

            b. Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

            c. Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

            d. Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Sections 3 and 9(l) below. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

            e. No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            f. Transfer or Resale. Such Buyer understands that, except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended (or a successor rule thereto) ("RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

            g. Legends. Such Buyer understands that the certificates or other instruments representing the Notes and the Warrants and, until such time as the sale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT

                                        6
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      OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for resale under the 1933 Act,
(ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144(k), or (iv) such holder provides the Company reasonable assurances that the Securities have been or are being sold pursuant to Rule 144.

            h. Authorization; Enforcement; Validity. Such Buyer is a validly existing corporation, partnership, limited liability company or other entity and has the requisite corporate, partnership, limited liability or other organizational power and authority to purchase the Securities pursuant to this Agreement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and are valid and binding agreements of such Buyer enforceable against such Buyer in accordance with their respective terms. The Security Agreement, the Account Control Agreements and each of the other agreements entered into and other documents executed by such Buyer in connection with the transactions contemplated hereby and thereby as of the Initial Closing will have been duly and validly authorized, executed and delivered on behalf of such Buyer and as of the Initial Closing will be valid and binding agreements of such Buyer enforceable against such Buyer in accordance with their respective terms.

            i. Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

      3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to each of the Buyers that:

            a. Organization and Qualification. Set forth in Schedule 3(a) is a true and correct list of the entities in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest, as well as a list designating each of the Company's Subsidiaries (as defined below). Each of the Company and its "SUBSIDIARIES" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest as of the date hereof or at any time hereafter) is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this

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Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as designated in Schedule 3(a). Except as set forth in Schedule 3(a), the Company holds all right, title and interest in and to 100% of the capital stock, equity or similar interest of each of its Subsidiaries, in each case, free and clear of any Liens (as defined below), including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of free and clear ownership by a current holder, and no such Subsidiary owns capital stock or holds an equity or similar interest in any other Person. "LIEN" means, with respect to any asset, any mortgage, lien, pledge, hypothecation, violation, charge, lease, license, adverse claim, restrictive covenant, condition, restriction, exception, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest or third party right in respect of such asset.

            b. Authorization; Enforcement; Validity. Each of the Company and its applicable Subsidiaries has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in
Section 5), the Notes, the Warrants, the Security Agreement, the Account Control Agreements, the Guaranty, the Mortgages, the Pledge Agreement and each of the other agreements to which it is a party or by which it is bound and which is entered into by the parties hereto in connection with the transactions contemplated hereby and thereby (collectively, the "TRANSACTION DOCUMENTS"), and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and, if applicable, its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby, including the issuance of the Notes and the Warrants and the reservation for issuance and the issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, except as expressly required by Section 4(k). This Agreement and the other Transaction Documents dated of even date herewith have been duly executed and delivered by the Company and, if applicable, its Subsidiaries and constitute the valid and binding obligations of such parties enforceable against such parties in accordance with their terms. As of each of the Closings, the Transaction Documents dated after the date hereof and on or prior to the date of such Closing shall have been duly executed and delivered by such parties and shall constitute the valid and binding obligations of the Company and, if applicable, its Subsidiaries enforceable against such parties in accordance with their terms.

            c. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of the date hereof 58,817,509 shares are issued and outstanding, 3,500,000 shares are reserved for issuance pursuant to the Company's stock option, restricted stock and stock purchase plans and 7,195,584 shares are issuable and reserved for issuance pursuant to securities (other than the Notes and the

Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 25,000,000 shares of preferred stock, $0.001 par value, of which as of the date hereof, none of which is issued or outstanding. All of such outstanding or issuable shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), (A) no shares of the capital stock of the Company or any of its Subsidiaries are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company or any of its Subsidiaries; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Securities; and (F) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to each Buyer true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "BYLAWS"), and the terms of all securities convertible into, or exercisable or exchangeable for, Common Stock, and the material rights of the holders thereof in respect thereto.

            d. Issuance of Securities. The Notes are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) free from all taxes and Liens with respect to the issuance thereof and (ii) entitled to the rights set forth in the Notes. At least 30,000,000 shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below) have been duly authorized and reserved for issuance upon conversion of the Notes and upon exercise of the Warrants. Upon conversion or exercise in accordance with the Notes or the Warrants, as the case may be, the Conversion Shares and the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes and Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act and applicable state securities laws.

            e. No Conflicts. The execution and delivery of the Transaction Documents by the Company and, if applicable, its Subsidiaries, the performance by such parties of their obligations thereunder and the consummation by such parties of the transactions contemplated thereby (including the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Articles of Incorporation or the Bylaws or the organizational documents of any Subsidiary; (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in violation of any term of its articles of incorporation (or other organizational charter) or bylaws (or operating agreement), as applicable. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement, including the filings and listings described in Section 4(b) and
Section 4(g), and as required under the 1933 Act, none of the Company and its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations that the Company or any of its Subsidiaries is required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date hereof. Neither the Company nor any of its Subsidiaries is in violation of any applicable provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, "SARBANES-OXLEY"). The Company and its Subsidiaries are unaware of any facts or circumstances that might give rise to any of the foregoing.

            f. SEC Documents; Financial Statements. Since November 30, 2002, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein) being hereinafter referred to as the "SEC DOCUMENTS"). A complete and accurate list of the SEC Documents is set forth on Schedule 3(f), and the Company has made available to the Buyers or their respective representatives true and complete copies of the SEC Documents. Except as set forth in Schedule 3(f), each of the SEC Documents was filed with the SEC within the time frames prescribed by the SEC for the filing of such SEC Documents such that each filing was timely filed with the SEC. None of the late filings set forth in Schedule 3(f) will adversely affect the Company's ability to use SEC Form S-3 for registration of securities after the date hereof. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the consolidated financial statements of the Company and its Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such consolidated financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). None of the Company or any of its Subsidiaries, or any of their respective officers, directors or affiliates (as defined below) or, to the Company's knowledge, any shareholder of the Company has made any other filing with the SEC, issued any press release or made any other public statement or communication on behalf of the Company or any of its Subsidiaries or otherwise relating to the Company or any of its subsidiaries that contains any untrue statement of a material fact or omits any statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading or has provided any other information to the Buyers, including information referred to in Section 2(d), that contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. None of the Company, any of its Subsidiaries and any of their respective officers, directors, employees or agents has provided the Buyers with any material, nonpublic information. The Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date hereof and to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to its reports filed or made with the SEC under the 1934 Act. The firm of Wheeler Wasoff, P.C., which has expressed its opinion with respect to the consolidated financial statements included in the Company's annual report on Form 10-KSB for the fiscal year ended November 30, 2003 (the "AUDIT OPINION"), is independent of the Company pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC, and such firm was otherwise qualified to render the Audit Opinion under applicable law and the rules and regulation of the SEC. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance-sheet entity that is required to be disclosed by the Company in its reports pursuant to the 1934 Act that has not been so disclosed in the SEC Documents. None of the Company or any of its Subsidiaries, or any of their respective officers, directors or affiliates or, to the Company's knowledge, any shareholder of the Company is in any way affiliated with or has ever contributed or paid money to North American Consultants or has, directly or indirectly, provided any information to, participated in the preparation of any article contained in, or otherwise contributed or paid any money to, the Small Cap Stock Advisor.

            g. Absence of Certain Changes. Since November 30, 2003, there has been no Material Adverse Effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby, will not be Insolvent (as defined below). For purposes of this Section 3(g), "INSOLVENT" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total indebtedness, contingent or otherwise, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur, prior to August 31, 2006, or believes that it will incur, prior to August 31, 2006, debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. Except as disclosed in Schedule 3(g), since November 30, 2003, the Company has not declared or paid any dividends or sold any assets outside of the ordinary course of business or had capital expenditures, individually or in the aggregate, in excess of $100,000.

            h.    Absence of Litigation. Except as set forth on Schedule 3(h),
(i) there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Subsidiaries or any of the Company's or the Subsidiaries' officers or directors in their capacities as such, and (ii) to the knowledge of the Company, none of the directors or officers of the Company has been involved in securities related litigation during the past five years. None of the matters described in Schedule 3(h), regardless of their outcome, will have a Material Adverse Effect.

            i. Acknowledgment Regarding Buyer's Purchase of Notes and Warrants. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of an arm's length purchaser with respect to the Company in connection with the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

            j. No Undisclosed Events, Liabilities, Developments or Circumstances. Except for the issuance of the Notes and Warrants contemplated by this Agreement, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and that has not been publicly disclosed.

            k. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

            l. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

            m. Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

            n. Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any labor union dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. None of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company, neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer, to the best knowledge of the Company and its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not result, either individually or in the aggregate, in a Material Adverse Effect.

            o. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights necessary to conduct their respective businesses as now conducted. None of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, trade secrets or other intellectual property rights of others, or of any development of similar or identical trade secrets or technical information by others. There is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding its trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, trade secrets, or infringement of other intellectual property rights. The Company and its Subsidiaries do not have any knowledge of any facts or circumstances that might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

            p. Environmental Laws. Except as set forth in Schedule 3(h), the Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

            q. Title. Except as set forth in Schedule 3(cc), neither the Company nor any of its Subsidiaries has any interest in real property or any oil, gas or other mineral drilling, exploration or development rights. The Company and its Subsidiaries have good and marketable title to all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens except such as are described in Schedule 3(q).

            r. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            s. Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations, approvals, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses ("PERMITS"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit. Without limiting the foregoing, except as set forth on Schedule 3(s), the Company and its Subsidiaries possess all Permits necessary to produce, extract, transport and sell the oil, gas and other minerals under the Real Property Leases (as defined below) for the Leiter Field, Pipeline Ridge, and West Recluse and Glasgow projects (each as described more fully in the SEC Documents) as contemplated by Schedule 4(d). The Company and its Subsidiaries will be able to obtain the Permits set forth on Schedule 3(s) as and when necessary to enable the Company to produce, extract, transport and sell the oil, gas and other minerals under the Real Property Leases for the Leiter Field, Pipeline Ridge, and West Recluse and Glasgow projects as contemplated by Schedule 4(d).

            t. Internal Accounting Controls; Disclosure Controls and Procedures. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liability is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Company has timely filed and made available to the Buyers all certifications and statements required by (x) Rule 13a-14 or Rule 15d-14 under the 1934 Act or (y) 18 U.S.C. Section 1350 (Section 906 of Sarbanes-Oxley) with respect to any Company SEC Documents. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the 1934 Act; such controls and procedures are effective to ensure that all material information concerning the Company and its Subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company's SEC filings and other public disclosure documents.

            u. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement that in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

            v. Tax Status. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes), except as set forth on Schedule 3(v) (the exceptions set forth on such Schedule 3(v) being referred to as the "TAX EXCEPTIONS"), (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company has made appropriate reserves on its books, and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations (referred to in clause (i) above) apply. None of the Tax Exceptions will have a Material Adverse Effect. Except as set forth in Schedule 3(v), there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            w. Transactions With Affiliates. Except as set forth in Schedule 3(w), and other than the grant of stock options disclosed in Schedule 3(c), no Related Party (as defined below) of the Company or any of its Subsidiaries, or any of their respective affiliates, is presently, or has been within the past two years, a party to any transaction, contract, agreement, instrument, commitments, understandings or other arrangement or relationship with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), whether for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments or consideration to or from any such Related Party. Except as set forth in Schedule 3(w), no Related Party of the Company or any of its Subsidiaries, or any of their respective affiliates, has any direct or indirect ownership interest in any person in which the Company or any of its Subsidiaries has any direct or indirect ownership interest or with which the Company or any of its Subsidiaries competes or has a business relationship.

            x. Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Articles of Incorporation or the laws of Colorado that is or could become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including the Company's issuance of the Securities and the Buyers' ownership of the Securities.

            y. Rights Agreement. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

            z. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            aa.   No Other Agreements. The Company has not, directly or
indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

            bb.   Outstanding Indebtedness; Liens. Payments of principal and other payments due under the Notes will, upon issuance in connection with the Closings, rank senior to all other Indebtedness (as defined in the Notes) and trade account payables of the Company or any of its Subsidiaries. Except as set forth on Schedule 3(bb), (I) neither the Company nor any of its Subsidiaries has any outstanding Indebtedness or trade payables and (II) there are no Liens on any of the assets of the Company and its Subsidiaries, or financing statements securing obligations of any amounts, either individually or in the aggregate, filed in connection with, the Company or any of its Subsidiaries or any of their respective assets. As of each of the Closing Dates, the aggregate amount of the Indebtedness and trade account payables of the Company or any of its Subsidiaries shall not exceed the aggregate amount of the Indebtedness and trade account payables set forth on Schedule 3(bb) by more than $100,000.

            cc.   Real Property Leases. Schedule 3(cc) contains a complete and correct list of all the real property; facilities; and oil, gas and other mineral drilling, exploration and development rights, concessions, working interests and participation interests (including all Hydrocarbon Property (as defined in the Mortgage)) that (i) are leased or otherwise owned or possessed by the Company or any of its Subsidiaries, (ii) in connection with which the Company or any of its Subsidiaries has entered into an option agreement, participation agreement or acquisition and drilling agreement or (iii) the Company or any of its Subsidiaries has agreed (or has an option) to lease or otherwise acquire or may be obligated to lease or otherwise acquire in connection with the conduct of its business (collectively, the "LEASED REAL PROPERTY"). Schedule 3(cc) also contains a complete and correct list, along with a summary of material terms, of all leases and other agreements with respect to which the Company or any of its Subsidiaries is a party or otherwise bound or affected with respect to the Leased Real Property (the "REAL PROPERTY LEASES"). Except as set forth in Schedule 3(cc), the Company is the sole legal and equitable owner of a leasehold interest in the Leased Real Property, and possesses good and marketable, indefeasible title thereto, free and clear of all Liens and other matters affecting title to such leasehold that could impair the ability of the Company to realize the benefits of the rights provided to it under the Real Property Leases. All of the Real Property Leases are valid and in full force and effect and are enforceable against all parties thereto and neither the Company nor any other party thereto is in default under any of such Real Property Leases and, no event has occurred which with the giving of notice or the passage of time or both could constitute a default under any of such Real Property Leases. Except as set forth in
Schedule 3(cc), no Real Property Lease is subject to termination, modification or acceleration as a result of the transactions contemplated hereby. All of the Real Property Leases will remain in full force and effect upon, and permit, the consummation of the transactions contemplated hereby (including the granting of leasehold mortgages). The Leased Real Property are properly zoned for their present use, are permitted, conforming structures and comply with all applicable building codes, ordinances and other Legal Requirements. There are no pending or, to the knowledge of the Company, threatened condemnation, eminent domain or similar proceedings, or litigation or other proceedings affecting the Leased Real Property, or any portion or portions thereof. To the knowledge of the Company, there are no pending or threatened requests, applications or proceedings to alter or restrict any zoning or other use restrictions applicable to the Leased Real Property that would interfere with the conduct of the Company's business. There are no restrictions applicable to the Leased Real Property that would interfere with the Company's or any of its Subsidiary's making an assignment or granting of a leasehold mortgage to the Buyers as contemplated by the Security Documents, including any requirement under any Real Property Leases requiring the consent of, or notice to, any lessor of any such Leased Real Property.

      4.    COVENANTS.

            a. Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

            b. Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at each of the Closings pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Dates. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following each of the Closing Dates.

            c. Reporting Status. Until the later of (i) the date that is one year after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares and the Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) and (ii) the date on which no Notes or Warrants remain outstanding (the "REPORTING PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

            d. Use of Proceeds. The Company will use the proceeds from the sale of the Notes and Warrants to produce, extract, transport and sell the gas under the Real Property Leases for the Leiter Field, Pipeline Ridge, and West Recluse and Glasgow projects, as more specifically described and in the amounts indicated in Schedule 4(d). The Company shall not use the proceeds from the sale of the Notes and Warrants in violation of any applicable law.

            e. Financial Information. The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Reporting Period: (i) within one (1) day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-KSB or Form 10-K, its Quarterly Reports on Form 10-QSB or 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, unless the foregoing are filed with the SEC through EDGAR and are immediately available to the public through EDGAR; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, except to the extent such release is available through Bloomberg Financial Markets (or any successor thereto) contemporaneously with such issuance; and (iii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders.

            f. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 200% of the number of shares of Common Stock needed to provide for the issuance of the Conversion Shares upon conversion of all outstanding Notes (without regard to any limitations on conversions) and 150% of the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares upon exercise of all outstanding Warrants (without regard to any limitations on exercises).

            g. Listing. The Company shall take all actions necessary to remain eligible for quotation of its securities on The NASDAQ Stock Market's OTC Bulletin Board and to cause all of the Registrable Securities (as defined in the Registration Rights Agreement) covered by a Registration Statement to be quoted thereon, unless listed on The New York Stock Exchange ("NYSE"), The American Stock Exchange ("AMEX"), the NASDAQ National Market ("NASDAQ") or the NASDAQ Small CapMarket ("NASDAQ SMALLCAP") (each, a "NATIONAL MARKET"). The Company shall use its reasonable best efforts to (i) secure the listing of all of the Registrable Securities on a National Market as promptly as practicable; and (ii) following such listing maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. Following such listing, neither the Company nor any of its Subsidiaries shall take any action that would be reasonably expected to result in the delisting or suspension of the Common Stock from the National Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this
Section 4(g).

            h. Expenses. Subject to Section 9(k) below, at the Initial Closing, the Company shall pay each of the Buyers an expense and commitment allowance in an amount set forth opposite such Buyer's name on the Schedule of Buyers to cover due diligence, negotiating and preparing the Transaction Documents and consummating the transactions contemplated thereby, in addition to the $25,000 paid by the Company prior to the date of this Agreement. The amount payable to each of the Buyers pursuant to this Section 4(h), shall be withheld by such Buyer from its Purchase Price to be paid at the Initial Closing.

            i. Disclosure of Transactions and Other Material Information. Contemporaneous with or prior to the earlier of (i) the Company's first public announcement of the transactions contemplated hereby and (ii) 8:00 a.m. (New York Time) on the second (2nd) Business Day following the Initial Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Form 8-K this Agreement (including the schedules hereto), the Form of Note, the Registration Rights Agreement, the Form of Warrant, the Form of Security Agreement, the Form of Guaranty and the Form of Mortgage, in the form required by the 1934 Act (the "ANNOUNCING FORM 8-K"). The Company shall not make any public announcement regarding the transactions contemplated hereby prior to the Initial Closing. No later than 8:00 a.m. (New York Time) on the first (1st) Business Day following the Conditional Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transactions consummated on such Closing Date. From and after the filing of the Announcing Form 8-K with the SEC, no Buyer shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Buyer with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the Announcing Form 8-K with the SEC without the express prior written consent of such Buyer. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby or disclosing the name of any Buyer; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions
(i) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

            j. Transactions With Affiliates. So long as any Note or Warrants are outstanding, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement any transaction, contract, agreement, instrument, commitment, understanding or other arrangement with any of its or any Subsidiary's officers, directors, persons who were officers or directors at any time during the previous two years, shareholders, or affiliates of the Company or any of its Subsidiaries, or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a beneficial interest (each a "RELATED PARTY"), except for (a) customary employment arrangements and benefit programs on reasonable terms, or (b) any transaction, contract, agreement, instrument, commitment, understanding or other arrangement on an arms-length basis on terms no less favorable than terms that would have been obtainable from a person other than such Related Party, and that is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary shall not be a disinterested director with respect to any such transaction, contract, agreement, instrument, commitment, understanding or other arrangement. "AFFILIATE" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has an equity interest in that person or entity,
(ii) has a common ownership with that person or entity, (iii) controls that person or entity, (iv) is controlled by that person or entity or (v) shares common control with that person or entity. "CONTROL" or "CONTROLS" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

            k. Shareholder Approval. The Company shall provide each shareholder entitled to vote at the next meeting of shareholders of the Company, which shall be held not later than October 29, 2004 (the "SHAREHOLDER MEETING DEADLINE"), a proxy statement, which has been previously reviewed by the Buyers and a counsel of their choice, soliciting each such shareholder's affirmative vote at such shareholder meeting for approval of the Company's issuance of all of the Conversion Shares and Warrant Shares as described in this Agreement, the Notes and the Warrants in accordance with the rules and regulations applicable to companies with securities listed on the American Stock Exchange (or if the Common Stock is listed on another National Market, the rules of such National Market) (such affirmative approval being referred to herein as the "SHAREHOLDER APPROVAL") and the Company shall use its best efforts to solicit its shareholders' approval of such issuance of the Securities and to cause the Board of Directors of the Company to recommend to the shareholders that they approve such proposal. The proxy statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall file a preliminary version of such proxy statement with the SEC as soon as possible but in no event later than August 30, 2004 (the "PROXY STATEMENT FILING DUE DATE"). If the Company fails to file the proxy statement referred to above by the Proxy Statement Filing Due Date or fails to hold a meeting of its shareholders by the Shareholder Meeting Deadline, then, as partial relief (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Notes an amount in cash equal to the product of (i) the aggregate principal amount of all Notes held by such holder, multiplied by (ii) .02 multiplied by (iii) the quotient of (x) the sum of (A) the number of days after the Proxy Statement Filing Due Date and prior to the date that the proxy statement referred to above is filed with the SEC and (B) the number of days after the Shareholder Meeting Deadline and prior to the date that a meeting of the Company's shareholders is held, divided by (y)
30. The Company shall make the payments referred to in the immediately preceding sentence within five days of the earlier of (I) the filing of the proxy statement or the holding of the meeting of the Company's shareholders, the failure of which resulted in the requirement to make such payments, and (II) the last day of each 30-day period beginning on the Proxy Statement Filing Due Date or the Shareholder Meeting Deadline, as the case may be. In the event the Company fails to make such payments in a timely manner, such payments shall bear interest at the rate of 2.0% per month (pro rated for partial months) until paid in full.

            l. Corporate Existence; Real Property Leases. From the date of this Agreement and for so long as any of the Notes or Warrants is outstanding, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets (including, for the avoidance of any doubt, the assets of any Subsidiary), except in the event of a merger or consolidation or sale or transfer of all or substantially all of the Company's assets (including, for the avoidance of any doubt, the assets of any Subsidiary), where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is quoted on or listed for trading on NASDAQ, NASDAQ SmallCap, AMEX or NYSE. From the date of this Agreement and for so long as any Notes or Warrants are outstanding, the Company shall, and shall cause each of its Subsidiaries to, refrain from violating, breaching or defaulting under in any material respect, or taking or failing to take any action that (with or without notice or lapse of time or both) would constitute a material violation or breach of, or default under, any term or provision of any Real Property Lease to which the Company or any of its Subsidiaries is a party.

            m. Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting any such pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including Section 2(f) of this Agreement; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

            n. Priority of Notes. From the date of this Agreement and for so long as any of the Notes is outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, (a) issue or incur any Indebtedness, except for Indebtedness the holders of which agree in writing to be subordinate to the Notes on terms and conditions acceptable to the Buyers, including with regard to interest payments or repayment of principal, (b) issue, assume or incur any Indebtedness which would mature or require or permit repayment prior to the Maturity Date (as defined in the Notes); (c) issue, assume or incur any Indebtedness which is secured by any of the Collateral (as defined in the Security Agreement); (d) issue any capital stock of the Company or any Subsidiary redeemable prior to the Maturity Date; or (e) directly or indirectly, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by the Company or any of its Subsidiaries. The provisions of this
Section 4(n) are in furtherance of Section 12 of the Notes, and in no way limit the other restrictions on or obligations of the Company pursuant to Section 12 of the Notes or otherwise.

            o. Restriction on Loans and Investments. From the date of this Agreement and for so long as any of the Notes is outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, (i) except for Permitted Investments (as defined herein) in which the Buyers have a valid, perfected first priority security interest, make any loans to, or investments in, any other person or entity, including through lending money, deferring the purchase price of property or services (other than trade payables on terms of ninety (90) days or less), purchasing any note, bond, debenture or similar instrument, entering into any letter of credit, guaranteeing (or taking any action that has the effect of guaranteeing) any obligations of any other person or entity, or acquiring any equity securities of, or other ownership interest in, any other entity, or (ii) invest in, participate in, lease, purchase, obtain or otherwise acquire any real property; facilities; or oil, gas or other mineral drilling, exploration or development rights, concessions, working interests or participation interests in which the Buyers are not provided with a valid, perfected first priority security interest. "PERMITTED INVESTMENTS" means any investment in (A) direct obligations of the United States, or obligations guaranteed by the United States, in each case which mature and become payable within 90 days of the investment by the Company or any Subsidiary, (B) commercial paper rated at least A-1 by Standard & Poor's Ratings Service and P-1 by Moody's Investors Services, Inc., (C) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any State thereof and has capital, surplus and undivided profits aggregating at least $500,000,000 and which issues (or the parent of which issues) certificates of deposit or commercial paper with a rating described in clause
(B) above, in each case which mature and become payable within 90 days of the investment by the Company or any Subsidiary, (D) repurchase agreements with respect to securities described in clause (A) above entered into with an office of a bank or trust company meeting the criteria specified in clause (C) above, provided in each case that such investment matures and becomes payable within 90 days of the investment by the Company or any Subsidiary, or (E) any money market or mutual fund which invests only in the foregoing types of investments and the liquidity of which is satisfactory to the Secured Party (as defined in the Security Agreement).

            p. Restriction on Purchases or Payments. From the date of this Agreement and for so long as any of the Notes is outstanding, the Company shall not, and shall not permit any of its Subsidiaries to: (i) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock or
(ii) purchase, redeem or otherwise acquire, directly or indirectly, any shares of the Company's capital stock or the capital stock of any of its Subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof and set forth on Schedule 3(c).

            q. Restriction on Issuance of Securities. The Company shall not, prior to the earlier of (i) 30 days following the Conditional Closing Date and
(ii) January 13, 2005, (x) issue any Convertible Security (as defined in the Notes) or Option (as defined in the Notes) which is convertible or exercisable into, or exchangeable for, shares of Common Stock, or (y) issue any shares of Common Stock, other than shares of Common Stock issued or deemed to be issued by the Company upon the conversion, exchange or exercise of any right, option, obligation or security outstanding on the date hereof and set forth in Schedule 3(c), provided that the terms of such option, obligation or security are not amended or otherwise modified on or after the date hereof.

            r. Operation of the Business in Ordinary Course. From the date of this Agreement and continuing until the earlier of (i) the Conditional Closing or (ii) the termination of the parties obligations with respect to the Conditional Closing, the Company and its Subsidiaries shall carry on their respective business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted. From the date of this Agreement and for so long as any of the Notes is outstanding, the Company shall maintain directors' and officers' liability insurance providing for aggregate coverage of at least $5,000,000.

            s.    Transfer Agent. On or prior to the date that is forty-five
(45) days from the date of this Agreement, (i) the Company shall have engaged a new transfer agent that participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer Program (the "PROGRAM") to act as the Company's sole transfer agent for the Common Stock, (ii) all the obligations, rights and duties of the Company's prior transfer agent, Nevada Agency and Trust Company, shall have been transferred to such transfer agent, and (iii) the Company shall have provided such transfer agent with all documents and information, and made all other arrangements, necessary to enable the Conversion Shares and Warrant Shares to be issued pursuant to the Program.

      5.    TRANSFER AGENT INSTRUCTIONS.

            The Company shall issue irrevocable instructions to its transfer agent in the form attached hereto as Exhibit J (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"), and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants. Prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 2(f) (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares and the Warrant Shares under the 1933

Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. If a Buyer provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or the Buyer provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

      6.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

            a. Initial Closing Date. The obligation of the Company to issue and sell the Initial Notes and the Initial Warrants to each Buyer at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                  (i) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

                  (ii) Such Buyer shall have delivered to the Company the Purchase Price (less the amount withheld pursuant to Section 4(h)) for the Initial Notes and the Initial Warrants being purchased by such Buyer at the Initial Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                  (iii) The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and such Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Initial Closing Date.

            b. Conditional Closing Date. The obligation of the Company to issue and sell the Conditional Notes to each Buyer at the Conditional Closing is subject to the satisfaction, at or before the Conditional Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                  (i) Such Buyer shall have delivered to the Company the Purchase Price for the Conditional Notes being purchased by such Buyer at the Conditional Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                  (ii) The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the Conditional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and such Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Conditional Closing Date.

      7.    CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

            a. Initial Closing Date. The obligation of each Buyer hereunder to purchase the Initial Notes and the Initial Warrants from the Company at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived only by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                  (i) Each of the Company and its Subsidiaries shall have executed each of the Transaction Documents applicable to it and delivered the same to such Buyer.

                  (ii) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Initial Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Initial Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer, including an update as of the Initial Closing Date of the representations contained in Sections 3(c) and 3(bb) above.

                  (iii) Such Buyer shall have received (A) the opinion of Dill Dill Carr Stonbraker & Hutchings, P.C., dated as of the Initial Closing Date, which opinion will address, among other things, laws of the State of Colorado and New York applicable to the transactions contemplated hereby, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit K attached hereto, and (B) the opinion of Welborn Sullivan Meck & Tooley, P.C., dated as of the Initial Closing Date, which opinion will address, among other things, certain laws of the States of Colorado, Wyoming and Montana applicable to the security interests provided pursuant to the Security Agreement, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit L attached hereto.

                  (iv) The Company shall have executed and delivered to such Buyer the Note Certificates and the Initial Warrants (in such denominations as such Buyer shall request) for the Initial Notes and the Initial Warrants being purchased by such Buyer at the Initial Closing.

                  (v) The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b) above and in a form reasonably acceptable to such Buyer (the "RESOLUTIONS").

                  (vi) As of the Initial Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Initial Notes and the exercise of the Initial Warrants, at least 30,000,000 shares of Common Stock (such number to be adjusted for any stock splits, stock dividends, stock combinations or other similar transactions involving the Common Stock that are effective at any time after the date hereof).

                  (vii) The Irrevocable Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent, and the Company shall have delivered a copy thereof to such Buyer.

                  (viii) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such entity's state of incorporation or organization issued by the Secretary of State of such state of incorporation or organization as of a date within ten (10) days of the Initial Closing Date.

                  (ix) The Company shall have delivered to such Buyer a secretary's certificate, dated as of the Initial Closing Date, certifying as to
(A) the Resolutions, (B) the Articles of Incorporation, certified as of a date within ten (10) days of the Initial Closing Date, by the Secretary of State of the State of Colorado and (C) the Bylaws, each as in effect at the Initial Closing.

                  (x) The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

                  (xi) The Company shall have delivered to such Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Initial Closing Date.

                  (xii) The Company and its Subsidiaries shall have delivered and pledged to such Buyer any and all Instruments, Negotiable Documents, Chattel Paper (each of the foregoing terms, as defined in the Security Agreement) and certificated securities (accompanied by stock powers executed in blank) duly endorsed and/or accompanied by such instruments of assignment and transfer executed by the Company and its Subsidiaries in such form and substance as such Buyer may request.

                  (xiii) The Company and its Subsidiaries shall have given, executed, delivered, filed and/or recorded any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of such Buyer) to create, preserve, perfect or validate the security interest granted to such Buyer pursuant to the Security Agreement and to enable such Buyer to exercise and enforce its rights with respect to such security interest.

                  (xiv) The Company and its Subsidiaries shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

            b. Conditional Closing Date. The obligation of each Buyer hereunder to purchase the Conditional Notes from the Company at the Conditional Closing is subject to the satisfaction, at or before the Conditional Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived only by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                  (i)   The Initial Closing shall have occurred.

                  (ii)  The Company shall have complied with the requirements of
Section 1(c) and all of the Conditional Notice Conditions set forth in Section 1(c) shall have been satisfied as of the Conditional Closing Date.

                  (iii) The representations and warranties of the Company (including any exceptions thereto contained in the schedules hereto) shall be true and correct as of the date when made and as of the Conditional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Conditional Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Conditional Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer, including an update as of the Conditional Closing Date of the representations contained in Sections 3(c) and 3(bb) above.

                  (iv) Such Buyer shall have received (A) the opinion of Dill Dill Carr Stonbraker & Hutchings, P.C., dated as of the Conditional Closing Date, which opinion will address, among other things, laws of the State of Colorado and New York applicable to the transactions contemplated hereby, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit K attached hereto, and (B) the opinion of Welborn Sullivan Meck & Tooley, P.C., dated as of the Conditional Closing Date, which opinion will address, among other things, certain laws of the States of Colorado, Wyoming and Montana applicable to the security interests provided pursuant to the Security Agreement, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit L attached hereto.

                  (v) The Company shall have executed and delivered to such Buyer the Note Certificates (in such denominations as such Buyer shall request) for the Conditional Notes being purchased by such Buyer at the Conditional Closing.

                  (vi) The Board of Directors of the Company shall have adopted, and not rescinded or otherwise amended the Resolutions.

                  (vii) As of the Conditional Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes and exercise of the Warrants, at least 30,000,000 shares of Common Stock (such number to be adjusted for any stock splits, stock dividends, stock combinations or other similar transactions involving the Common Stock that are effective at any time after the date hereof).

                  (viii) The Irrevocable Transfer Agent Instructions shall remain in effect as of the Conditional Closing Date and the Company shall have caused the Transfer Agent to deliver a letter to the Buyers to that effect.

                  (ix) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such entity's state of incorporation or organization issued by the Secretary of State of such state of incorporation or organization as of a date within ten (10) days of the Conditional Closing Date.

                  (x) The Company shall have delivered to such Buyer a secretary's certificate, dated as of the Conditional Closing Date, certifying as to (A) the Resolutions, (B) the Articles of Incorporation, certified as of a date within ten (10) days of the Conditional Closing Date, by the Secretary of State of the State of Colorado and (C) the Bylaws, each as in effect at the Conditional Closing.

                  (xi) The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

                  (xii) The Company shall have delivered to such Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Conditional Closing Date.

                  (xiii) The Company shall have received the Shareholder
Approval.

                  (xiv) Since the Initial Closing, there shall have been no (A) Change of Control or public announcement of a pending, proposed or intended Change of Control, (B) Triggering Event or (C) Event of Default.

                  (xv) The Company and its Subsidiaries shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

      8. INDEMNIFICATION. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their shareholders, partners, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitees is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitees as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitees and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents in accordance with the terms thereof or any other certificate, instrument or document contemplated hereby or thereby in accordance with the terms thereof (other than a cause of action, suit or claim brought or made against an Indemnitee by such Indemnitee's owners, investors or affiliates), (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (e) the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8 shall be the same as those set forth in Sections 6(a) and (d) of the Registration Rights Agreement, including those procedures with respect to the settlement of claims and the Company's rights to assume the defense of claims.

      9.    GOVERNING LAW; MISCELLANEOUS.

            a. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Parties acknowledge that each of the Buyers has executed each of the Transaction Documents to be executed by it in the State of New York and will have made the payment of the Purchase Price from its bank account located in the State of New York. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between each Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyers that purchased at least two-thirds (2/3) of the aggregate principal amount of the Initial Notes on the Initial Closing Date, or if prior to the Initial Closing, by the Buyers listed on the Schedule of Buyers as being obligated to purchase at least two-thirds (2/3) of the aggregate principal amount of the Initial Notes. Any such amendment shall bind all holders of the Notes and the Warrants. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Notes or Warrants then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Notes, as the case may be.

            f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

      If to the Company:

             Galaxy Energy Corporation
             1331 17th Street, Suite 730
             Denver, CO  80202
             Telephone: 303-293-2300
             Facsimile: 303-293-2417
             Attention: Chief Executive Officer

      With a copy to:

             Dill Dill Carr Stonbraker & Hutchings, P.C.
             455 Sherman St., Suite 300
             Denver, CO  80203
             Telephone: 303-777-3737
             Facsimile: 303-777-3823
             Attention: Fay Matsukage, Esq.

      If to the Transfer Agent:

             Nevada Agency and Trust Company
             50 West Liberty Street, Suite 880
             Reno, NV 89501
             Telephone: 775-322-0626
             Facsimile: 775-322-5623
             Attention: Diane Dehl

If to a Buyer, to it at the address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or, in the case of a Buyer or any other party named above, at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

            g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least two-thirds (2/3) of the aggregate principal of the Notes then outstanding, including by merger or consolidation, except pursuant to a Change of Control (as defined in Section 4(b) of the Notes) with respect to which the Company is in compliance with Section 4(l) of this Agreement, Section 4 of the Notes and Section 10 of the Warrants. A Buyer may assign some or all of its rights hereunder without the consent of the Company; provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in the Transaction Documents, the Buyers shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

            h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 8 hereof, each Indemnitee, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            i. Survival. Unless this Agreement is terminated under Section 9(k), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closings. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

            j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            k.    Termination.

                  (i) In the event that the Initial Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6(a) and 7(a) above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9(k)(i), the Company shall be obligated to pay each of the Buyers (so long as such Buyer is a nonbreaching party) its expense and commitment allowance as set forth in Section 4(h).

                  (ii) In the event that the Conditional Closing shall not have occurred with respect to a Buyer on or before November 5, 2004 due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6(b) and 7(b) above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate the obligations with respect to the Conditional Closing at the close of business on such date without liability of any party to any other party with respect thereto (and without affecting any other rights or obligations under this Agreement); provided, however, that if a party's obligations with respect to the Conditional Closing are terminated pursuant to this Section 9(k)(ii), the Company shall be obligated to reimburse any nonbreaching Buyers and their affiliates for their expenses (including attorneys' fees and expenses) associated with the Conditional Closing.

            l. Placement Agent. The Company acknowledges that it has engaged The Shemano Group as placement agent in connection with the sale of the Notes and the related Warrants, which placement agent may have formally or informally engaged other agents on its behalf. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including attorneys' fees and out of pocket expenses) arising in connection with any such claim.

            m. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            n. Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such holders have been granted at any time under any other agreement or contract and all of the rights that such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

            o. Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to the Registration Rights Agreement, the Notes or Warrants or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, by a trustee, receiver or any other person under any law (including any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            p. Independent Nature of Buyers. The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer hereunder. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Buyer to purchase the Securities pursuant to this Agreement has been made by such Buyer independently of any other Buyer and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries which may have been made or given by any other Buyer or by any agent or employee of any other Buyer, and no Buyer or any of its agents or employees shall have any liability to any other Buyer (or any other person or entity) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Buyer shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement the Notes or the Warrants, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

            q.    Interpretative Matters. Unless the context otherwise requires,
(a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word "including" in this Agreement shall be by way of example rather than limitation.

                                   * * * * * *

      IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                 BUYERS:

GALAXY ENERGY CORPORATION                HFTP INVESTMENT L.L.C.
                                          By: Promethean Asset Management L.L.C.
                                              Its: Investment Manager

By: /s/ Marc E. Bruner
    ------------------------------
    Name: Marc E. Bruner
    Title: Chief Executive Officer

                                         By: /s/ Robert J. Brantman
                                             ----------------------------------
                                               Name: Robert J. Brantman
                                               Title: Authorized Signator

                                         GAIA OFFSHORE MASTER FUND, LTD.
                                         By: Promethean Asset Management L.L.C.
      JACQUELINE M. BROOKS                   Its: Investment Manager
   MY COMMISSION # DD 127394
     EXPIRES: June 20, 2008              By: /s/ Robert J. Brantman
   Bonded Thru Notary Public                 ----------------------------------
          Underwriters                         Name: Robert J. Brantman
                                               Title: Authorized Signator
/s/ Jaoqueline M. Brooks
------------------------                 CAERUS FUND LTD.
August 19,2004                           By: Promethean Asset Management L.L.C.
                                             Its: Investment Manager

                                         By: /s/ Robert J. Brantman
                                             ----------------------------------
                                               Name: Robert J. Brantman
                                               Title: Authorized Signator

                                         AG DOMESTIC CONVERTIBLES, L.P
                                         By: AG Domestic Convertibles GP, L.L.C.
                                             Its: General Partner

                                         By: Angelo, Gordon & Co., L.P.
                                              Its: Managing Member

                                         By: /s/ Joseph R. Wekselblatt
                                             --------------------------------
                                             Name: JOSEPH R. WEKSELBLATT
                                             Title: CHIEF FINANCIAL OFFICER

                                         AG OFFSHORE CONVERTIBLES, LTD.
                                         By: Angelo, Gordon & Co., L.P.
                                             Its: Director

                                         By: /s/ Joseph R. Wekselblatt
                                             --------------------------------
                                             Name: JOSEPH R. WEKSELBLATT
                                             Title: CHIEF FINANCIAL OFFICER

                               SCHEDULE OF BUYERS

                                                                       PRINCIPAL
                                                         PRINCIPAL      AMOUNT OF    EXPENSE AND
                           BUYER ADDRESS                 AMOUNT OF     CONDITIONAL   COMMITMENT    INVESTOR'S LEGAL REPRESENTATIVE'S
BUYER'S NAME             AND FACSIMILE NUMBER          INITIAL NOTES     NOTES        ALLOCANCE      ADDRESS AND FACSIMILE NUMBER
HFTP Investment       c/o Promethean Asset                $7,750,000    $2,583,334      $202,500    Katten Muchin Zavis Rosenman
L.L.C.                Management L.L.C.                                                             525 W. Monroe Street
                      750 Lexington Avenue                                                          Chicago, Illinois 60661-3693
                      22nd Floor                                                                    Attention: Mark D. Wood, Esq.
                      New York, New York 10022                                                      Telephone: (312) 902-5200
                      Attention: Robert J. Brantman                                                 Facsimile: (312) 902-1061
                      Telephone: (212) 702-5200
                      Facsimile: (212) 758-9620
                      Residence: Delaware

Gaia Offshore         c/o Promethean Asset                $2,000,000    $  666,667      $ 20,000    Katten Muchin Zavis Rosenman
Master Fund, Ltd.     Management L.L.C.                                                             525 W. Monroe Street
                      750 Lexington Avenue                                                          Chicago, Illinois 60661-3693
                      22nd Floor                                                                    Attention: Mark D. Wood, Esq.
                      New York, New York 10022                                                      Telephone: (312) 902-5200
                      Attention: Robert J. Brantman                                                 Facsimile: (312) 902-1061
                      Telephone: (212) 702-5200
                      Facsimile: (212) 758-9620
                      Residence: Cayman Islands

Caerus Fund Ltd.      c/o Promethean Asset                $  250,000    $   83,333      $  2,500    Katten Muchin Zavis Rosenman
                      Management L.L.C.                                                             525 W. Monroe Street
                      750 Lexington Avenue                                                          Chicago, Illinois 60661-3693
                      22nd Floor                                                                    Attention: Mark D. Wood, Esq.
                      New York, New York 10022                                                      Telephone: (312) 902-5200
                      Attention: Robert J. Brantman                                                 Facsimile: (312) 902-1061
                      Telephone: (212) 702-5200
                      Facsimile: (212) 758-9620
                      Residence: Cayman Islands

AG Domestic           c/o Angelo, Gordon & Co.            $1,500,000    $  500,000      $ 15,000    Paul, Weiss, Rifkind, Wharton &
Convertibles, L.P     245 Park Avenue                                                               Garrison LLP
                      New York, New York 10167                                                      1285 Avenue of the Americas
                      Attention: Gary I. Wolf                                                       New York, New York 10019-6064
                      Telephone: (212) 692-2058                                                     Attention: Douglas A. Cifu, Esq.
                      Facsimile: (212) 867-6449                                                     Telephone: (212) 373-3000
                      Residence: Delaware                                                           Facsimile: (212) 759-3990

AG Offshore           c/o Angelo, Gordon & Co.            $3,500,000    $1,166,666      $ 35,000    Paul, Weiss, Rifkind, Wharton &
Convertibles, Ltd.    245 Park Avenue                                                               Garrison LLP
                      New York, New York 10167                                                      1285 Avenue of the Americas
                      Attention: Gary I. Wolf                                                       New York, New York 10019-6064
                      Telephone: (212) 692-2058                                                     Attention: Douglas A. Cifu, Esq.
                      Facsimile: (212) 867-6449                                                     Telephone: (212) 373-3000
                      Residence: British Virgin                                                     Facsimile: (212) 759-3990
                      Islands

                                    SCHEDULES

Schedule 3(a)         Subsidiaries
Schedule 3(c)         Capitalization
Schedule 3(f)         SEC Documents
Schedule 3(g)         Material Changes
Schedule 3(h)         Litigation
Schedule 3(q)         Liens and Security Interests
Schedule 3(s)         Permits
Schedule 3(v)         Tax Status
Schedule 3(w)         Certain Transactions
Schedule 3(bb)        Outstanding Indebtedness; Liens
Schedule 3(cc)        Leases
Schedule 4(d)         Use of Proceeds

                                    EXHIBITS

Exhibit A             Form of Initial Note
Exhibit B             Form of Conditional Note
Exhibit C             Form of Warrant
Exhibit D             Form of Registration Rights Agreement
Exhibit E             Form of Security Agreement
Exhibit F             Forms of Account Control Agreement
Exhibit G             Form of Guaranty
Exhibit H             Form of Pledge Agreement
Exhibit I             Form of Mortgage
Exhibit J             Form of Irrevocable Transfer Agent Instructions
Exhibit K             Form of Company Counsel Opinion
Exhibit L             Form of Company Regulatory Counsel Opinion

                            GALAXY ENERGY CORPORATION
               SCHEDULE 3(a) TO THE SECURITIES PURCHASE AGREEMENT

Galaxy Energy Corporation owns 100% of the outstanding capital stock of:

      -     Dolphin Energy Corporation, a Nevada corporation

      -     Pannonian International, Ltd., a Colorado corporation

                            GALAXY ENERGY CORPORATION
               SCHEDULE 3(c) TO THE SECURITIES PURCHASE AGREEMENT

(A) NONE

(B)(1)

Outstanding options issued to directors, employees and consultants pursuant to the Company's 2003 Stock Option Plan

DATE OF GRANT    NUMBER OF OPTIONS   EXERCISE PRICE    EXPIRATION DATE
-------------    -----------------   --------------    ---------------
May 15, 2003           60,000          $    1.00        May 14, 2013
Mar 2, 2004           180,000          $    3.51        Mar 1, 2014
Apr 6, 2004         2,375,000          $    2.64        Apr 5, 2014
Apr 28, 2004          300,000          $    1.50        Apr 27,2014
Jun 25, 2004           60,000          $    2.24        Jun 24, 2014
Jul 1, 2004           325,000          $    1.55        Jun 30, 2014
Aug 12, 2004          200,000          $    1.30        Aug 11, 2014

(B)(2)

Outstanding warrants to purchase shares of common stock

                  NUMBER OF
ISSUE DATE        WARRANTS      EXERCISE PRICE     EXPIRATION DATE
------------      --------      --------------     ---------------
Sep 24, 2003      1,576,273        $    0.71        Sep 24, 2008
Sep 24, 2003      1,576,273        $    0.83        Sep 24, 2008
Oct 3, 2003         783,052        $    0.71        Oct 3, 2008
Oct 3, 2003         783,052        $    0.83        Oct 3, 2008
Oct 3, 2003         185,083        $    0.59        Oct 3, 2008
Dec 18, 2003        500,715        $    1.80        Dec, 18, 2007
Dec 18, 2003        105,166        $    1.40        Dec 18, 2007
Jan 15, 2004      1,327,535        $    4.05        Jan 15, 2009
Jan 15, 2004        358,435        $    1.80        Jan 15, 2009

(C) Galaxy is obligated to register the shares underlying the warrants in the table in (B)(2) immediately above, pursuant to Registration Rights Agreements or the terms of Securities Purchase Agreements. All of such shares have been registered as required by the terms of the Registration Rights Agreements or Securities Purchase Agreements, as the case may be.

(D) NONE

(E) All of the warrants listed in the table in (B)(2) immediately above contain anti-dilution provisions. If the Conversion Price of the Convertible Note or the Exercise Price of the Warrants is less than the exercise price of a warrant, the exercise price will be adjusted to the lower price.

(F) NONE

                            GALAXY ENERGY CORPORATION
               SCHEDULE 3(f) TO THE SECURITIES PURCHASE AGREEMENT

Galaxy Energy Corporation has filed the following pursuant to the requirements of the Securities Exchange Act of 1934 since November 30, 2002:

FILING DATE                                 DESCRIPTION OF DOCUMENT
-----------                                 -----------------------
12-06-02              Form 8-K dated November 13, 2002*
02-28-03              Form 12b-25 regarding filing of Form 10-KSB
03-17-03              Form 10-KSB for fiscal year ended November 30, 2002
04-14-03              Form 12b-25 regarding filing of Form 10-QSB
04-17-03              Preliminary information statement for annual shareholders meeting of May 15,
                      2003
04-21-03              Form 10-QSB for quarter ended February 28, 2003
04-25-03              Definitive information statement for annual shareholders meeting of May 15,
                      2003
05-13-03              Form 8-K dated May 7, 2003
06-10-03              Form 8-K dated June 2, 2003
07-15-03              Form 10-QSB for quarter ended May 31, 2003
08-15-03              Amendment No. 1 to Form 8-K dated June 2, 2003
08-18-03              Form 8-K dated August 5, 2003
09-08-03              Form 8-K dated September 2, 2003
10-08-03              Form 8-K dated October 7, 2003
10-15-03              Form 10-QSB for quarter ended August 31, 2003
12-11-03              Amendment No. 1 to Form 10-QSB for quarter ended February 28, 2003
12-11-03              Amendment No. 1 to Form 10-QSB for quarter ended May 31, 2003
12-11-03              Amendment No. 1 to Form 10-QSB for quarter ended August 31, 2003
12-11-03              Amendment No. 1 to Form 8-K dated November 13, 2002
12-19-03              Form 8-K dated December 19, 2003
12-23-03              Amendment No. 1 to Form 8-K dated December 19, 2003
12-23-03              Form 8-K dated December 22, 2003
12-30-03              Amendment No. 1 to Form 10-KSB for fiscal year ended November 30, 2002
01-15-04              Form 8-K dated January 14, 2004
01-16-04              Form 8-K dated January 15, 2004
01-16-04              Amendment No. 1 to Form 8-K dated January 15, 2004
01-20-04              Amendment No. 1 to Form 8-K dated January 14, 2004
02-27-04              Form 12b-25 regarding filing of Form 10-KSB
03-05-04              Form 10-KSB for fiscal year ended November 30, 2003
03-18-04              Form 10-QSB for quarter ended February 29, 2004
03-25-04              Amendment No. 1 to Form 10-KSB for fiscal year ended November 30, 2003
04-09-04              Amendment No. 2 to Form 10-KSB for fiscal year ended November 30, 2003
04-13-04              Form 8-K dated April 13, 2004
04-28-04              Form 8-K dated April 28, 2004
04-30-04              Definitive proxy statement for annual shareholders meeting of June 3, 2004
05-10-04              Annual report to security holders

FILING DATE                  DESCRIPTION OF DOCUMENT
-----------                  -----------------------
07-08-04              Form 8-K dated July 8, 2004
07-15-04              Form 10-QSB for quarter ended May 31, 2004

----------
*Not filed on a timely basis.

                            GALAXY ENERGY CORPORATION
               SCHEDULE 3(g) TO THE SECURITIES PURCHASE AGREEMENT

Dividends paid or declared - NONE

Assets sold out of the ordinary course of business - NONE

Capital expenditures since November 30, 2003:

DATE                                       TRANSACTION                                        AMOUNT
------------           -----------------------------------------------------------          ----------
Dec 22, 2003           The Pioneer/Leiter transaction.                                      $3,800,000
                       Acquisition of certain oil and gas leases in
                       the Powder River Basin of Wyoming, and five
                       natural gas wells, for cash ($1,000,000) and
                       stock (2,000,000 shares valued at $1.40 per
                       share).

Jan 15, 2004           The Continental transaction.                                         $8,163,655
                       Acquisition of various working interest certain oil and gas leases in the Powder River Basin of Wyoming, and 61
                       natural gas wells in various stages of completion for cash
                       ($163,655), debt ($2,600,000 note payable on or before
                       June 24, 2005) and stock (3,000,000 shares valued at $1.80 per share)

Mar 23, 2004           The Hancock transaction.                                             $  592,500
                       Acquisition from a group of seven individuals
                       and companies, of an additional 35% working
                       interest in certain leases obtained earlier in
                       the Continental transaction, for cash.

Apr 13, 2004           The Brown transaction                                                $1,246,800
                       Acquisition of an additional 50% interest in certain leases obtained earlier in the Continental transaction, for cash
                       ($300,000) and stock (360,000 shares valued at $2.63 per
                       share)

Apr 13, 2004           The Suncor transaction.                                              $  739,500
                       Acquisition of various working interests in approximately
                       27,000 net acres adjacent to and in the vicinity of acreage acquired earlier in the Continental transaction, for cash.

Apr 20, 2004           Installment payment Lease Option and Acquisition                     $1,687,500
                       Agreement with Quaneco, LLC, in cash

Jun 16, 2004           The Tower transaction.                                               $  100,000
                       Executed a Letter of Intent to acquire 4,400 acres of oil and gas leases and a 50% interest in nine existing wells for cash
                       ($100,000 deposit) plus a commitment to drill 12 wells on
                       the acreage.

DATE                                       TRANSACTION                                        AMOUNT
------------           -----------------------------------------------------------          ----------
Jan thru Jul           Drilling expenditures and tubular purchases under operating          $6,044,200
2004                   agreement with Continental (Buffalo Run, Dutch Creek,
                       Leiter, Pipeline Ridge UCross, Tower, Horse Hill)

Apr thru Jul           Coring Program, lease rentals and land costs incurred under          $  157,400
2004                   Quaneco work program, Montana acreage

Jan thru July          Location fees incurred under Strategic Consulting                    $  240,000
2004                   Agreement with Brian Hughes

                            GALAXY ENERGY CORPORATION
               SCHEDULE 3(h) TO THE SECURITIES PURCHASE AGREEMENT

The outcome of Northern Plains Resource Council, Inc. vs. United States Bureau of Land Management, et al. (Case No. CV 01-96-BLG-RWA), filed in the United States District Court for the District of Montana, could affect the status of approximately 40% of the leases in Montana in which Galaxy Energy Corporation has an interest.

The Plaintiff, Northern Plains Resource Council, Inc. ("NPRC"), is a non-profit corporation comprised of farmers, ranchers, and conservationists. NPRC brought the action for declaratory and injunctive relief under the Administrative Procedures Act against the United States Bureau of Land Management ("BLM"); Gale Norton, Secretary of the Interior; and Mat Millenbach, the Montana Director of BLM, alleging that the BLM's decisions to issue oil and gas leases and approve applications for permit to drill for the purpose of coal bed methane development in the Billings and Powder River Resource Areas of Montana without first completing environmental studies violated the National Environmental Policy Act, and Federal Land Policy and Management Act, and the National Historic Preservation Act.

The District Court granted a summary judgment in favor of the BLM and other defendants. The NPRC appealed to the Ninth Circuit. The case was argued on August 9, 2004, but no decision has been rendered.

If the Ninth Circuit were to reverse the District Court, it is too early to predict the impact on the leases. Such action may only mean that the case would be remanded to the District Court for trial.

In the worst case, which appears highly unlikely, the Ninth Circuit would simply rule that the leases held by Galaxy were wrongly issued and invalid. As stated above, the impact would be as to 40% of the leases covered by the agreement with Quaneco, LLC, which comprises approximately 200,000 gross acres (53,000 net acres). Considering that Galaxy has interests in 200,000 gross acres in Montana and only about 80,000 acres would be affected in the worst case, the plan to develop coal bed methane in Montana is unlikely to be seriously curtailed as a result of this litigation. The existence of the litigation was known, and the possible negative consequences were factored into the consideration payable to Quaneco, LLC at the time Galaxy entered into the agreement with Quaneco. Accordingly, Galaxy would not have any recourse against Quaneco, LLC.

                            GALAXY ENERGY CORPORATION
               SCHEDULE 3(q) TO THE SECURITIES PURCHASE AGREEMENT

Title - NONE

                            GALAXY ENERGY CORPORATION
               SCHEDULE 3(s) TO THE SECURITIES PURCHASE AGREEMENT

West Recluse Area - Total of 53 drilling permits required. 33 drilling permits received. 20 drilling permits in process.

Glasgow Area - Total of 29 drilling permits required. 18 drilling permits received. 11 drilling permits in process.

Leiter Area - Total of 60 drilling permits required. 40 drilling permits received. 20 drilling permits in process.

                            GALAXY ENERGY CORPORATION
               SCHEDULE 3(v) TO THE SECURITIES PURCHASE AGREEMENT

Tax Status - no unpaid taxes

Tax Exceptions - Pannonian International, Ltd. has not filed its tax returns for tax years ended December 31, 2001 and 2002 and for the short period from January 1, 2003 to the date of its acquisition by Galaxy Energy Corporation (June 2, 2003). Pannonian International, Ltd. incurred losses during these periods.

                            GALAXY ENERGY CORPORATION
               SCHEDULE 3(w) TO THE SECURITIES PURCHASE AGREEMENT

Transactions, contracts, agreements, instruments, commitments, understandings or other arrangements between the Company and Related Parties.

MARC A. BRUNER/RESOURCE VENTURE MANAGEMENT. Marc A. Bruner is one of our principal shareholders, one of the founders of Dolphin Energy, and the father of Marc E. Bruner, who serves as our president and a director. We utilize the services of Marc A. Bruner as a consultant and pay for his services through his company, Resource Venture Management. The nature of his ongoing consulting services is such that we have identified him as Chairman of our Advisory Committee. During the fiscal year ended November 30, 2002, we agreed to pay Resource Venture Management a total of $692,500 for:

      -     monthly management fees of $162,000 through November 30, 2002;

      -     finding oil and gas projects ($300,000);

      -     reimbursement of costs and expenses ($230,500).

We paid $259,296 in cash and $200,000 by issuing 4,000,000 shares of our common stock, leaving $233,204 due at November 30, 2002. At February 28, 2003, Resource Venture Management agreed to convert its outstanding debt of $233,204, into 233,204 shares of our common stock, valued at $1.00 per share.

We entered into a consulting agreement with Resource Venture Management to provide consulting services for a fee of up to $30,000 per month. Beginning October 1, 2003, we and Resource Venture Management agreed to a reduced fee of $10,000 per month. Such consulting services include service as Chairman of the Advisory Committee. During the year ended November 30, 2003, consulting fees of $320,000 were incurred. We paid Resource Venture Management part of its consulting fees through the issuance of 90,000 shares of common stock valued at $1.00 per share. We subsequently agreed to pay Resource Venture Management additional consulting fees and expenses of $77,500 during the year ended November 30, 2003, of which $42,500 is included in accounts payable at November 30, 2003. Resource Venture Management currently has only one employee, Marc A. Bruner. During the eight months ended July 31, 2004, we incurred management fees of $80,000 and other costs and expenses of $36,491 with Resource Venture Management, of which $16,598 remained outstanding at July 31, 2004.

At November 30, 2003 and July 31, 2004, we also owed Marc A. Bruner $39,500 for amounts advanced to Pannonian International prior to its acquisition by us. Upon our acquisition of Pannonian, we assumed this obligation, which does not accrue interest.

In September, 2003 Marc A. Bruner purchased $200,000 of the Company's Secured Convertible Debenture (the "Debenture(s)") offering, under terms and conditions identical to other investors. Debentures in the aggregate principal amount of $5,640,000 were sold, together with warrants to purchase common stock. Investors received five-year warrants to purchase up to 2,867,797 shares at $0.71 per share and 2,867,797 shares at $0.83 per share. During the year ended November 30, 2003 the Company incurred $2,608 of interest expense on Mr. Bruner's

Debentures. In accordance with the Debenture Securities Purchase Agreement all investors were entitled to their proportionate share of liquidated damages resulting from the Company's failure to meet the deadline for registration of the common stock to become effective. Mr. Bruner's share of the liquidated damages, $14,326, was paid in April 2004. Interest expense incurred on Debentures held by Mr. Bruner from December 1, 2003 through the conversion date, May 26, 2004, $6,827, was paid during the eight months ended July 31, 2004. On the conversion date, Galaxy issued 338,983 shares of common stock to Mr. Bruner. As of May 26, 2004, all of the Debentures had been converted. As of July 31, 2004, Mr. Bruner has not exercised any of the warrants. He still owns a warrant to purchase 101,695 shares at $0.71 and a warrant to purchase 101,695 shares at $0.83.

In connection with the Debenture offering, Mr. Bruner, Resource Venture Management, Bruner Group, LLP, Marc E. Bruner, Alan Shane Bruner, Carmen (Tony) Lotito, Thomas G. Fails, Stephen E. Bruner, and Darrell Hawkins signed lock-up agreements restricting the sale or transfer of one-half of the shares owned by them until September 24, 2004 and the remaining half until March 24, 2005.

CRUSADER RESOURCES, LLC/MARC A. BRUNER/BRIAN D. HUGHES. Our agreement with Horizon Exploitation, Inc., which expired January 15, 2004, identified Crusader Resources, LLC, as the contract operator for the drilling of any wells under the agreement. Crusader Resources, LLC is a Colorado limited liability company of which Brian Hughes and Marc A. Bruner were the only members at the time of the agreement. Mr. Bruner has since sold his interest in Crusader Resources, LLC to Brian Hughes, who is also the manager of Crusader Resources.

The agreement stated that a contract operatorship well fee of $5,000 was to be paid to the Crusader Resources as contract operator. To date, no amounts have been paid to Crusader Resources, LLC, as no wells have been drilled under the agreement. Further, the contract operating agreement with Crusader stated that all wells on the subject leases were to be drilled on a competitive contract basis at the usual rates prevailing in the area. Since we have retained Continental Industries as operator with respect to our Powder River Basin acreage in Wyoming, it is anticipated that any new agreement with Horizon will identify Continental Industries instead of Crusader Resources as the contract operator.

Crusader Resources, based in Denver, Colorado and organized in May 2002, was recommended to Horizon Exploitation because of the extensive drilling experience of Brian Hughes in the Powder River Basin area. While Crusader Resources has no clients and has not served as a contract operator, Mr. Hughes has drilled over 1,500 wells in that area. We have retained Brian Hughes to serve as a member of our Advisory Committee, and have completed a strategic consulting agreement with him. The term of the agreement is from April 1, 2004 to January 31, 2007 and is automatically extended for additional one-year terms unless we elect to terminate the agreement. We have agreed to pay Mr. Hughes a consulting fee of $95 per hour for all services in excess of 40 hours per calendar month and a location fee of $5,000 per well for each well drilled in the Powder River Basin in Wyoming and Montana, which is drilled on either undrilled properties we owned at April 1, 2004 or subsequently acquired undrilled properties. The location fee is multiplied by our working interest in the well. In addition, we have agreed to pay Mr. Hughes an overriding royalty interest in oil and gas production from all of our properties in the Powder River Basin not to exceed 2%. For the fiscal year ended November 30, 2003, we reimbursed Brian Hughes $25,000 for expenses incurred on our behalf. For the eight months ended July 31, 2004, we incurred location fees of $240,000 of which $30,000 was owed to Mr. Hughes at July 31, 2004.

PANNONIAN INTERNATIONAL, LTD./THOMAS G. FAILS. On November 15, 2002, we executed a letter of intent to acquire Pannonian International, Ltd., ("Pannonian") a Colorado corporation, solely for shares of our common stock. Thomas G. Fails became one of our directors on November 13, 2002 and resigned March 2, 2004. Mr. Fails is the president and a director of Pannonian. At November 30, 2002, Pannonian owed us $25,000 for advances made in contemplation of the acquisition transaction. We completed the acquisition of Pannonian on June 2, 2003, by issuing 1,951,241 shares.

At November 30, 2003 and July 31, 2004, we, through Pannonian, owed Thomas G. Fails and his company $139,843 and $74,879, respectively, for amounts paid by him for the benefit of Pannonian and/or advanced to Pannonian. Interest accrues at 6-1/2% per annum as to the principal amount of $39,949 at July 31, 2004. Pannonian shares office space with Mr. Fails and is charged a proportionate share of the office rent and other expenses.

HARBOR PETROLEUM, LLC. From May 2002 through November 30,2003, Dolphin Energy advanced funds to Harbor Petroleum, LLC ("Harbor") for the purposes of acquiring oil, gas and mineral interest leases in Rusk and Nacogdoches Counties, Texas. Harbor is 50%-owned and managed by Cecil Gritz, our chief operating officer and one of our directors. A non-affiliated third party owns the remaining 50% of Harbor. During the years ended November 30, 2003 and 2002, we incurred total costs with Harbor of $344,294 and $355,817, respectively. Of those amounts, $254,084 in 2003 and $266,617 in 2002 were for reimbursement of costs incurred by Harbor to acquire oil and gas leases, and $90,210 in 2003 and $89,200 in 2002 represented consulting fees and expenses from Harbor.

During the fiscal year ended November 30, 2003 and for the eight months ended July 31, 2004, we paid Harbor $13,900 and $69,833 respectively for Mr. Gritz's services as our chief operating officer. At November 30, 2003, $4,375, was owed to Harbor for Mr. Gritz's services and expense reimbursement. Mr. Gritz is being paid as a consultant through Harbor for his personal tax reasons. As such, Harbor is responsible for payroll and withholding taxes.

FLORIDA ENERGY, INC./STEPHEN E. BRUNER. As of November 30, 2003, leases in Texas covering approximately 2,780 acres had been acquired jointly by Harbor and by Florida Energy, Inc. ("Florida"). Florida is owned and controlled by Stephen E. Bruner, the brother of Marc A. Bruner, our controlling shareholder, and the uncle of Marc E. Bruner, our president. No additional leases have been acquired since November 30, 2003. While the leases were acquired in the names of Harbor or Florida, such leases have been assigned to Dolphin Energy. No consideration was paid to Harbor or Florida in consideration for the assignment.

An agreement dated March 6, 2003 confirmed that Dolphin is responsible for payment of all of the acquisition costs and maintenance costs of the leases. Dolphin owns all of the working interests acquired under the leases, except for a 2% overriding royalty interest, shared equally by

Harbor and Florida. However, with respect to 400 contiguous acres designated by Florida, Florida shall have a 3.125% overriding royalty interest instead of a 1% overriding royalty interest. In addition, Dolphin Energy agreed to pay Florida a bonus of $50,000 for identifying this lease play. This bonus obligation was evidenced by a promissory note due March 7, 2004 that bore interest at the annual rate of 7-1/2%. Accrued interest at November 30, 2003 on this note was $2,742. We paid this note on March 8, 2004.

CHRIS WRIGHT. Chris Wright, a former Director of the Company, was paid a fee of $32,000 upon his resignation from the Board as compensation for his relinquishment of any and all rights to options to purchase stock in the Company, previously granted under the Company's 2003 Stock Option Plan.

                            GALAXY ENERGY CORPORATION
               SCHEDULE 3(bb) TO THE SECURITIES PURCHASE AGREEMENT

Outstanding trade payables, accrued expenses and indebtedness of the Company and its Subsidiaries at August 18, 2004

Trade Payables (see detail below)                                   $   47,803
Accrued expenses and capital expenditures (see detail below)        $1,030,852
Notes payable (see detail below)                                    $2,639,949
Accrued interest payable (see detail below)                         $   89,951

VENDOR ID                                     VENDOR                          INVOICE NO              AMOUNT DUE
--------------                       ----------------------------        ----------------------       ----------
TRADE PAYABLES

  Amx 001                            American Express                    8/2/04 Stmt                      22,080
  ATT 001                            AT&T                                Jul 28 04 Stmt                      135
  Apt 001                            The Apartments Denver Place         Aug 11 Stmt                       2,690
  Bar 001                            Gerri Baratz                        Aug 12 Exp Stmt                      83
  Bel 003                            BellSouth Advertising & Pub.        08/07/04 Stmt                       358
  CTA 001                            CTA Public Relations                05028                            10,554
  Col 002                            Nathan Collins                      Aug 6, 04 Expenses                  406
  Con 002                            Con Edison                          08/06/04 Stmt                       459
  Den 003                            Denver Phone Company                0029827-IN                          118
  Flo 003                            The Flower Club Inc.                08-15-04 Stmt                       125
  Harr 002                           Harbor Petroleum LLC                07/30/04 STmt                     1,639
  Mia 002                            Miami Dade County Tax               520762-6 Occ Lic                     45
  Qwe 001                            Qwest                               Aig 1 Stmt                          371
  Ren 001                            Renmark Financial Comm. Inc.        2004352                             702
  Rol 001                            Thomas W. Rollins                   Aug 5-7 Expenses                  1,483
  Spr 004                            Sprint                              Aug 5 04 Stmt                       155
  Swi 002                            Swiss Hotel Service LLC             Jul & Aug                         1,218
  Wor 002                            Worldwide Express                   274201                               44
  Whe 001                            Wheeler Wasoff                      Aug 15 Stmt                       5,138
                                                                                                      ----------
TOTAL TRADE PAYABLES                                                                                  $   47,803
                                                                                                      ----------
ACCRUED EXPENSES (ESTIMATES)
                                     Charles B. Crowell,                 Legal Fees May-Jul           $   60,000
                                     Thomas G. Fails                     Reimburseable Expenses           33,500
                                     Resource Venture Management         Fees & Expenses                  16,598
                                     Marc A. Bruner                      Advances to Pannonian            39,500
                                     Continental Industries              Accrued Drilling Costs          881,254
                                                                                                      ----------
TOTAL ACCRUED EXPENSES                                                                                $1,030,852
                                                                                                      ----------
NOTES PAYABLE/ACCRUED INTEREST
Continental Industries               Note payable                        Due on or before 6/24/05     $2,600,000
Thomas G. Fails                      Note payable                        Due on or before 2/1/05          39,949
                                                                                                      ----------
TOTAL NOTES PAYABLE                                                                                   $2,639,949
                                                                                                      ----------
Continental Industries               Accrued Interest payable                                         $   88,471
Thomas G. Fails                      Accrued Interest payable                                              1,480
                                                                                                      ----------
TOTAL ACCRUED INTEREST PAYABLE                                                                        $   89,951
                                                                                                      ----------

                            GALAXY ENERGY CORPORATION
               SCHEDULE 3(cc) TO THE SECURITIES PURCHASE AGREEMENT

                       Description of Oil and Gas Leases

The mineral leases which are owned by Galaxy Energy Corporation and Dolphin Energy Corporation in Montana, Wyoming, and Texas consist of the following different types:

         1) Fee Lease: This is one in which the minerals are owned by an entity that may be an individual or individuals, an organization, a company, a municipality, or other. A company such as Galaxy/Dolphin will approach the correct mineral owner, which is determined by county records searches, and negotiate provisions to secure a lease for potential development of all minerals, or sometimes just oil and gas. The terms for such a lease will contain some industry standard language, and many specific provisions applicable to the subject transaction. These will include but not be limited to: Term (period of time in which the lessor makes the minerals available to the lessee for establishment of production), percentage royalty to be paid to lessor from production proceeds if realized by lessee, dollar amount to be paid to lessor as a bonus consideration when the lease is executed, any annual rental amount required to perpetuate the lease if not specified as paid up for the primary term by the initial bonus consideration, surface access and use requirements if mineral owner is one in the same, pooling provisions which deal with adding a particular lease to other leases for formation of larger drilling and production units, any agreed upon actual well drilling requirements, and other appropriate items.

                 A. As an example, the Dolphin-owned leases in Texas are all of this type. Each lease was obtained directly from the correct mineral owner after a thorough search of records. They are paid up (meaning no annual rental is required) by the initial bonus consideration paid, in most cases for a term of 5 years, with a few for 3 years. No work or expenditures are required during the respective specified term to perpetuate the leases. However, if production is not established, the leases simply expire at end of primary term. Mineral owner royalty to be paid for any production revenue in most cases is 1/6 (16-2/3% ). There is a contractual requirement regarding most of these leases to pay an additional 2% overriding royalty, with 411+ total acres requiring a 4.125% overriding royalty, before distribution of any production proceeds to the working interest owner(s). In all cases the mineral owner and surface owner are one and the same.

                 B. Some of the leases in Wyoming and Montana are also of this type. Differences include in some cases requirements for annual rentals, necessity to deal with surface owners who own none of the minerals, and various royalty and overriding royalty amounts.

         2) State Lease: This is where mineral ownership actually resides with a particular state. Surface ownership is frequently not the same entity. There are usually obligations for modest annual rentals, some actual well drilling requirements, and other provisions not found in Fee leases. In most cases, this type of lease is obtained by interested parties after nomination of tracts to be included in state scheduled sales which involve some type of competitive bidding to secure them. The royalty amount is established by the state, and is not negotiated.

                 A. Several of the Galaxy/Dolphin Wyoming leases are of this type, with many of the obligation wells already drilled. None of the leases was obtained directly from the state by the process described above. They were all purchased from entities that had secured them previously.

                 B. Some of the Montana leases in which Dolphin owns an interest are also of this type. These leases too were previously obtained from the state by other parties.

         3) Federal Lease: This is one in which the minerals are owned by the United States government. Surface ownership may or may not be the same. It is common for the surface to be leased separately by another party. Various procedures are involved in acquiring oil and gas leases here. Typically it requires nominations, filings, drawings, and competitive bids. Different surface operational requirements, as compared to fee or state leases, are usually involved in the provisions for these leases. Royalty amounts are established, not negotiated.

                 A. Only a small part of the Galaxy/Dolphin Wyoming lease
                    ownership includes this type of lease. Those on which active drilling and development are being conducted have the necessary federal permits in place which were obtained by previous entities.

                 B. Several of the Montana leases in which Dolphin owns an
                    interest are of this type. None was obtained directly from the United States government by Dolphin.


The following lease schedules identified as "Exhibit A" constitute the leases identified for this Schedule 3(cc).

                                   EXHIBIT "A"

Attached to that certain Assignment of Oil and Gas Leases dated this _______ day of _____________, 2004 by and between Quaneco, LLC, as Assignor and HERCO, as
                                    Assignee.
                               Rosebud County, MT

LEASE.NO LEASE.NAME              LAND.DESCRIPTION                        LEASE DATE NET ACRES BOOK PAGE ENTRY #
---------------------------------------------------------------------------------------------------------------
MT10017  ST OF MONTANA 32,920-98 T6S - R39E                               9/1/1998     640     50   169  320459
                                 SEC 36: ALL

MT10024  ST OF MONTANA 32,921-98 T7S - R39E                               9/1/1998     480     50   173  320460
                                 SEC 16: N/2NE/4, W/2, W/2SE/4

MT10025  ST OF MONTANA 32,922-98 T7S - R39E                               9/1/1998     640     50   177  320461
                                 SEC 36: ALL

MT10026  ST OF MONTANA 32,923-98 T7S - R40E                               9/1/1998     440     50   189  320464
                                 SEC 16: NE/4, N/2NW/4, NW/4SW/4, S/2S/2

MT10027  ST OF MONTANA 32,924-98 T7S - R40E                               9/1/1998     640     50   181  320462
                                 SEC 36: ALL

MT10028  ST OF MONTANA 32,925-98 T7.5S - R41E                             9/1/1998   454.32    50   185  320463
                                 SEC 36: LOTS 1-8, N/2S/2

MT10029  ST OF MONTANA 32,979-98 T7S - R41E                               9/1/1998   638.22    108  422   86392
                                 SEC. 36: Lots 1, 2, 3, 4, N2, N2S2

                                   EXHIBIT "A"

Attached to that certain Assignment of Oil and Gas Leases dated this _______ day of _____________, 2004 by and between Bill Barrett Corporation, as Assignor and
                                Quaneco LLC, as
                              Big Horn County, MT

LEASE.NO LEASE.NAME              LAND.DESCRIPTION                        NET ACRES  LEASE DATE    BOOK    PAGE   ENTRY #
------------------------------------------------------------------------------------------------------------------------
MT10018  DANIEL T CARLAT         T7S - R39E                                 138.150  7/14/2004     51      207    320903
                                 SEC 21: E/2NW/4, N/2NE/4, SW/4NE/4,
                                 SW/4NW/4, N/2SW/4
                                 E/2SE/4, NW/4SE/4
                                 SEC 22: LOTS1(45.20), 3(40.11),
                                 4(44.77), 5(44.09), 6(39.52), 7(39.52)
                                 8(43.66), E/2W/2, W/2SW/4, NW/4NW/4
                                 SEC 27: NW/4NW/4
                                 SEC 28: N/2NE/4, NE/4NW/4
                                 T7S - R40E
                                 SEC 17: S/2NW/4
                                 SEC 18: NE/4, NW/4SE/4
                                 T7S - R39E
                                 SEC 21: SE/4NE/4, SE/4SW/4, SW/4SE/4
                                 SEC 22: SW/4NW/4
                                 T7S - R40E
                                 SEC 18: LOTS 1(36.70), 2(36.90),
                                 3(37.10), 4(37.30), NE/4NW/4
                                 T8S - R41E
                                 SEC 17: S/2S/2, NW/4SW/4
                                 SEC 19: SE/4, S/2NE/4
                                 SEC 20: N/2S/2, S/2N/2, N/2NE/4,
                                 NE/4NW/4
                                 SEC 21: N/2
                                 SEC 22: W/2
                                 SEC 30: N/2NE/4
MT10031  SHIRLEY C. BEDNER       T7S - R39E                                 138.150  7/14/2004     51      186    320897
                                 SEC 21: E/2NW/4, N/2NE/4, SW/4NE/4,
                                 SW/4NW/4, N/2SW/4
                                 E/2SE/4, NW/4SE/4
                                 SEC 22: LOTS1(45.20), 3(40.11),
                                 4(44.77), 5(44.09), 6(39.52)
                                 7(39.52), 8(43.66), E/2W/2, W/2SW/4,
                                 NW/4NW/4
                                 SEC 27: NW/4NW/4
                                 SEC 28: N/2NE/4, NE/4NW/4
                                 T7S - R40E
                                 SEC 17: S/2NW/4
                                 SEC 18: NE/4, NW/4SE/4
                                 T7S - R39E
                                 SEC 21: SE/4NE/4,
                                 SE/4SW/4, SW/4SE/4
                                 SEC 22: SW/4NW/4
                                 T7S - R40E
                                 SEC 18: LOTS 1(36.70), 2(36.90),
                                 3(37.10), 4(37.30), NE/4NW/4
                                 T8S - R41E
                                 SEC 17: S/2S/2, NW/4SW/4
                                 SEC 19: SE/4, S/2NE/4
                                 SEC 20: N/2S/2, S/2N/2, N/2NE/4,
                                 NE/4NW/4
                                 SEC 21: N/2
                                 SEC 22: W/2
                                 SEC 30: N/2NE/4
MT10043  HELEN R WELTNER         T7.5S - R40E                                    80  6/21/2004     57      510    324214
                                 SEC 32: SE/4
MT10047  JANICE C. PARR          T7S - R39E                                 138.150  7/14/2004     51      200    320901
                                 SEC 21: E/2NW/4, N/2NE/4, SW/4NE/4,
                                 SW/4NW/4, N/2SW/4
                                 E/2SE/4, NW/4SE/4
                                 SEC 22: LOTS1(45.20), 3(40.11),
                                 4(44.77), 5(44.09), 6(39.52), 7(39.52)
                                 8(43.66), E/2W/2, W/2SW/4, NW/4NW/4
                                 SEC 27: NW/4NW/4
                                 SEC 28: N/2NE/4, NE/4NW/4
                                 T7S - R40E
                                 SEC 17: S/2NW/4
                                 SEC 18: NE/4, NW/4SE/4
                                 T7S - R39E
                                 SEC 21: SE/4NE/4, SE/4SW/4, SW/4SE/4
                                 SEC 22: SW/4NW/4
                                 T7S - R40E
                                 SEC 18: LOTS 1(36.70), 2(36.90),
                                 3(37.10), 4(37.30), NE/4NW/4
                                 T8S - R41E
                                 SEC 17: S/2S/2, NW/4SW/4
                                 SEC 19: SE/4, S/2NE/4
                                 SEC 20: N/2S/2, S/2N/2, N/2NE/4,
                                 NE/4NW/4
                                 SEC 21: N/2
                                 SEC 22: W/2
                                 SEC 30: N/2NE/4
MT10049  CHARLENE P CARLAT       T7S - R39E                               1,093.420  7/14/2004     51      214    320905
                                 SEC 21: E/2NW/4, N/2NE/4, SW/4NE/4,
                                 SW/4NW/4, N/2SW/4
                                 E/2SE/4, NW/4SE/4
                                 SEC 22: LOTS1(45.20), 3(40.11),
                                 4(44.77), 5(44.09), 6(39.52)
                                 7(39.52), 8(43.66), E/2W/2, W/2SW/4,
                                 NW/4NW/4

                                 SEC 27: NW/4NW/4
                                 SEC 28: N/2NE/4, NE/4NW/4
                                 T7S - R40E
                                 SEC 17: S/2NW/4
                                 SEC 18: NE/4, NW/4SE/4
                                 T7S - R39E
                                 SEC 21: SE/4NE/4, SE/4SW/4, SW/4SE/4
                                 SEC 22: SW/4NW/4
                                 T7S - R40E
                                 SEC 18: LOTS 1(36.70), 2(36.90),
                                 3(37.10), 4(37.30), NE/4NW/4
                                 T8S - R41E
                                 SEC 17: S/2S/2, NW/4SW/4
                                 SEC 19: SE/4, S/2NE/4
                                 SEC 20: N/2S/2, S/2N/2, N/2NE/4,
                                 NE/4NW/4
                                 SEC 21: N/2
                                 SEC 22: W/2
                                 SEC 30: N/2NE/4
MT10051  SUSAN R. YALOWIZER      T7S - R39E                                 138.150  7/14/2004     51      193    320899
                                 SEC 21: E/2NW/4, N/2NE/4, SW/4NE/4,
                                 SW/4NW/4, N/2SW/4
                                 E/2SE/4, NW/4SE/4
                                 SEC 22: LOTS1(45.20), 3(40.11),
                                 4(44.77), 5(44.09), 6(39.52), 7(39.52)
                                 8(43.66), E/2W/2, W/2SW/4, NW/4NW/4
                                 SEC 27: NW/4NW/4
                                 SEC 28: N/2NE/4, NE/4NW/4
                                 T7S - R40E
                                 SEC 17: S/2NW/4
                                 SEC 18: NE/4, NW/4SE/4
                                 T7S - R39E
                                 SEC 21: SE/4NE/4, SE/4SW/4, SW/4SE/4
                                 SEC 22: SW/4NW/4
                                 T7S - R40E
                                 SEC 18: LOTS 1(36.70), 2(36.90),
                                 3(37.10), 4(37.30), NE/4NW/4
                                 T8S - R41E
                                 SEC 17: S/2S/2, NW/4SW/4
                                 SEC 19: SE/4, S/2NE/4
                                 SEC 20: N/2S/2, S/2N/2, N/2NE/4,
                                 NE/4NW/4
                                 SEC 21: N/2
                                 SEC 22: W/2
                                 SEC 30: N/2NE/4

                                 TOTAL EXPIRING ACRES                     1,726.020

                                   EXHIBIT "A"

Attached to that certain Assignment of Oil and Gas Leases dated this 28th day of
 July, 2004 by and between Quaneco, LLC as Assignor and Pinnacle Gas Resources,
                     Inc. and Dolphin Energy Corporation as
                                   Assignees.
                               Rosebud County, MT

LEASE.NO LEASE.NAME                 LAND.DESCRIPTION                          LEASE DATE   BOOK       PAGE   ENTRY #
--------------------------------------------------------------------------------------------------------------------
MT10007  JOAN LEDDY                 T7S - R41E                                 6/19/2002      111      310
                                    SECTION 31: LOTS 5 (42.86), 6(45.11),
                                    7(47.36), SE/4NW/4
                                    SW/4NE/4, NE/4SW/4, NW/4SE/4
                                    SECTION 32: LOT 11, E/2SE/4
MT10011  MARIE GRIFFITH             T7S - R41E                                 6/19/2002      111      312
                                    SECTION 31: LOTS 5 (42.86), 6(45.11),
                                    7(47.36), SE/4NW/4
                                    SW/4NE/4, NE/4SW/4, NW/4SE/4
                                    SECTION 32: LOT 11, E/2SE/4
MT10023  HOSFORD FAMILY PARTNERSHIP T7S - R41E                                 1/11/2000      111      323
                                    SEC 6: LOT 6(33.19)
                                    T6S - R41E
                                    SEC 31: S/2NE/4, NE/4SE/4
                                    SEC 32: N/2SW/4, SE/4SW/4, SW/4SE/4
                                    T6S - R41E
                                    SEC 7: LOT 2, SE/4NW/4, NE/4SW/4
                                    T7S - R41E
                                    SEC 19: LOT 3, E/2NE/4, SW/4NE/4,
                                    SE/4NW/4, E/2SW/4, W/2SE/4
                                    SE/4SE/4
                                    SEC 20: NW/4, S/2SW/4
                                    SEC 21: LOT 4, SW/4SE/4
                                    SEC 22: LOTS 5-6, SW/4
                                    SEC 27: E/2W/2, NW/4NW/4, SW/4SW/4
                                    SEC 28: LOTS 1, 2, 6-8, N/2SW/4,
                                    W/2SE/4, SE/4SE/4
                                    SEC 33: N/2NE/4, SW/4NE/4, SE/4NW/4,
                                    E/2SW/4, SW/4SW/4
                                    SEC 34: N/2NW/4
                                    T6S - R41E
                                    SEC 31: LOT 1 (49.24)
                                    T7S - R41E
                                    SEC 5: LOTS 1 & 2
                                    T7S - R41E
                                    SEC 17: E/2W/2, SW/4NE/4, W/2SE/4,
                                    SE/4SE/4
                                    T6S - R41E
                                    SEC 30: LOTS 3 (49.18), 4(49.19),
                                    E/2SW/4
MT10044  LULA J WALTHALL            T7S - R41E                                  7/3/2000   NOT RECORDED
                                    SEC 6: LOT 6(33.19)
                                    T6S - R41E
                                    SEC 31: S/2NE/4, NE/4SE/4
                                    SEC 32: N/2SW/4, SE/4SW/4, SW/4SE/4

                                   EXHIBIT "A"

Attached to that certain Assignment of Oil and Gas Leases dated this 28th day of
      July, 2004 by and between Quaneco, LLC, as Assignor and Pinnacle Gas
          Resources, Inc. and Dolphin Energy Corporation, as Assignees.
                               Big Horn County, MT

LEASE.NO LEASE.NAME                 LAND.DESCRIPTION                     LEASE DATE      BOOK      PAGE ENTRY #
---------------------------------------------------------------------------------------------------------------
BIG HORN COUNTY

MT10038  MTM-092185                 T8S - R38E                            6/1/2003  ON FILE W/ BLM
                                    SEC 12: LOT 7, NE/4SE/4
                                    SEC 13: LOTS 1, 4
                                    SEC 25: LOT 1
MT10039  MTM-092186                 T10S - R38E                           6/1/2003  ON FILE W/ BLM
                                    SEC 1: LOT 9, NE/4NE/4
MT10040  MTM-092188                 T7.5S - R40E                          6/1/2003  ON FILE W/ BLM
                                    SEC 31: LOTS 1, 2, N/2SE/4
                                    SEC 32: LOTS 1-4, N/2SW/4
                                    SEC 33: LOTS 1-4, S/2
MT10041  MTM-092189                 T7.5S - R40E                          6/1/2003  ON FILE W/ BLM
                                    SEC 34: LOTS 1-4, SE/4
                                    SEC 35: LOTS 1-4, N/2S/2, SE/4SE/4
                                    SEC 36: LOTS 1-4, S/2
MT10042  MTM-092190                 T8S - R41E                            6/1/2003  ON FILE W/ BLM
                                    SEC 17: N/2NW/4
                                    SEC 20: NW/4NW/4

                                   EXHIBIT "A"

Attached to that certain Assignment of Oil and Gas Leases dated this 28th day of
      July, 2004 by and between Quaneco, LLC, as Assignor and Pinnacle Gas
          Resources, Inc. and Dolphin Energy Corporation, as Assignees.
                               Big Horn County, MT

LEASE.NO LEASE.NAME                 LAND.DESCRIPTION                     LEASE DATE      BOOK        PAGE ENTRY #
-----------------------------------------------------------------------------------------------------------------
MT10019  ST OF MONTANA 34,731 02    T6S - R38E                            9/4/2002  ON FILE W/ STATE
                                    SECTION 36:  LOTS 1, 2, 3, 4, E/2E/2
MT10020  ST OF MT 34,733-02         T6S - R40E                            9/4/2002  ON FILE W/ STATE
                                    SECTION 16:  ALL
MT10021  ST OF MT 34,734-02         T6S - R40E                            9/4/2002  ON FILE W/ STATE
                                    SECTION 36:  ALL
MT10022  ST OF MT 34,735-02         T7S - R38E                            9/4/2002  ON FILE W/ STATE
                                    SECTION 36:  LOTS 1, 2, 3, 4, E/2E/2

                               EXHIBIT A - PART 1

Attached to and made part of that certain Mortgage, Deed of Trust, Assignment of
   Production, Security Agreement, Fixture Filing and Financing Statement from
                 Dolphin Energy Corporation (Mortgagor) for the
                  benefit of Promethean Asset Management L.L.C.
                               Big Horn County, MT

         Unless otherwise indicated on this schedule, Mortgagor owns a proportionate eighty percent (80%) or greater Net Revenue Interest in the following described Leases and Lands.

LEASE.NO LEASE.NAME                 LAND.DESCRIPTION                     LEASE DATE      BOOK        PAGE ENTRY #
-----------------------------------------------------------------------------------------------------------------
MT10005  ANNA BELL KUHL A WIDOW     T9S - R38E                            5/30/2002        67          9   327512
                                    SECTION 24:  NE/4
                                    T9S - R39E
                                    SECTION 17: LOTS 2 (30.95),
                                    3 (31.01), SE/4NW/4, NE/4SW/4
                                    SECTION 20: E/2NE/4, W/2SE/4,
                                    NE/4SE/4
                                    SECTION 29: LOT 1 (31.08), NE/4NW/
                                    4, NW/4NE/4
                                    T9S - R39E
                                    SEC 20: LOTS 3 (31.12), 4 (31.14),
                                    SE/4SW/4
MT10006  DORIS J WEBB, A SINGLE     T9S - R38E                            5/31/2002        67          11  327813
                                    SECION 24:  NE/4
                                    T9S - R39E
                                    SECTION 17: LOTS 2 (30.95),
                                    3 (31.01), SE/4NW/4, NE/4SW/4
                                    SECTION 20: E/2NE/4, W/2SE/4,
                                    NE/4SE/4
                                    SECTION 29: LOT 1 (31.08), NE/4NW/4,
                                    NW/4NE/4
                                    T9S - R39E
                                    SEC 20: LOTS 3 (31.12), 4 (31.14),
                                    SE/4SW/4
MT10007  JOAN LEDDY                 T7.5S - R41E                          6/19/2002        67         241  327880
                                    SECTION 32: LOT 1
                                    SECTION 33: S/2NE/4SW/4
MT10008  MARY M WILLIAMS A WIDOW    T7S - R40E                            6/21/2002        67          12  327814
                                    SECTION 26:  W/2SE/4
MT10009  MARJORIE BECKWITH          T7S - R40E                            6/21/2002        67          14  327815
                                    SECTION 26:  W/2SE/4
MT10010  SHIRLEY SCHENDERLINE       T7S - R40E                            6/21/2002        67          16  327816
                                    SECTION 26:  W/2SE/4
MT10011  MARIE GRIFFITH             T7.5S - R41E                          6/19/2002        67         243  327881
                                    SECTION 32: LOT 1
                                    SECTION 33: S/2NE/4SW/4
MT10019  ST OF MONTANA 34,731 02    T6S - R38E                             9/4/2002 ON FILE W/ STATE
                                    SECTION 36:  LOTS 1, 2, 3, 4, E/2E/2
MT10020  ST OF MT 34,733-02         T6S - R40E                             9/4/2002 ON FILE W/ STATE
                                    SECTION 16:  ALL
MT10021  ST OF MT 34,734-02         T6S - R40E                             9/4/2002 ON FILE W/ STATE
                                    SECTION 36:  ALL
MT10022  ST OF MT 34,735-02         T7S - R38E                             9/4/2002 ON FILE W/ STATE
                                    SECTION 36:  LOTS 1, 2, 3, 4, E/2E/2

MT10023  HOSFORD FAMILY PARTNERSHIP T7S - R40E                            1/11/2000        53         551  322140
                                    SEC 1: LOTS 4(38.07), 5(38.81),
                                    6(39.09), SW/4NE/4, S/2NW/4
                                    SEC 2: SE/4NE/4, NE/4SE/4
                                    T6S - R39E
                                    SEC 25: SW/4SE/4
                                    T6S - R40E
                                    SEC 7: LOTS 2-3, SW/4NE/4, SE/4NW/4,
                                    E/2SW/4, SE/4
                                    SEC 8: W/2SW/4
                                    SEC 17: S/2NE/4, N/2SE/4, SW/4SE/
                                    4, W/2
                                    SEC 18: LOT 1, NE/4, NW/4SE/4,
                                    NE/4NW/4
                                    SEC 20: NW/4NW/4, N/2NE/4, SE/4NE/
                                    4, E/2SE/4
                                    SEC 21: ALL
                                    SEC 22: N/2, N/2S/2, SW/4SW/4
                                    SEC 23: S/2NW/4, SW/4NE/4, NW/4SE/4
                                    SEC 27: S/2NW/4, SW/4NE/4, SW/4,
                                    W/2SE/4
                                    SEC 28: N/2NW/4, SE/4NW/4, NW/4NE/4,
                                    S/2NE/4, E/2SE/4
                                    SEC 29: E/2NE/4
                                    SEC 30: LOT 3
                                    SEC 32: NE/4SE/4, S/2SE/4
                                    SEC 33: S/2, SE/4NW/4, NE/4NE/4
                                    SEC 34: NW/4NE/4, N/2NW/4, SW/4
                                    T7S - R40E
                                    SEC 3: LOTS 1-3, SE/4NE/4
                                    SEC 13: S/2NW/4, SW/4
                                    SEC 23: NE/4, E/2NW/4
                                    SEC 24: N/2, SE/4
                                    T7S - R40E
                                    SEC 10: S/2SW/4
                                    SEC 15: SW/4NE/4, NW/4, SE/4SW/4,
                                    W/2SE/4, SE/4SE/4
                                    SEC 21: E/2SE/4
                                    SEC 22: N/2NE/4, NE/4NW/4, SW/4
                                    SEC 27: N/2NW/4
                                    T8S - R40E
                                    SEC 4: SE/4SE/4
                                    T7S - R40E
                                    SEC  2: LOT 4, S/2NW/4, SW/4NE/4
                                    SEC 14: SW/4SW/4, E/2SE/4
                                    T6S - R40E
                                    SEC 25: E/2SW/4, N/2SE/4
MT10030  HOSFORD FAMILY PARTNERSHIP T6S - R40E                            3/16/2000        53         643  322187
                                    SEC 3: SE/4, SE/4SW/4
                                    SEC 4: S/2S/2
                                    SEC 5: S/2SE/4

                                    SEC 9: E/2, N/2NW/4, SE/4NW/4,
                                    NE/4SW/4
                                    SEC 10: N/2N/2, S/2NW/4, SW/4NE/4,
                                    S/2
                                    SEC 11: SW/4
                                    SEC 12: SE/4NE/4
                                    SEC 14: NW/4NW/4
                                    SEC 15: N/2, N/2S/2, S/2SW/4, SE/4SE/4
                                    T7S - R40E
                                    SEC 1: W/2SW/4
MT10032  COLLINS ET AL              T7S - R40E                            9/1/1999         51         234  320911
                                    SEC 18: LOTS 1(36.70), 2(36.90),
                                    3(37.10), 4(37.30), NE/4NW/4
MT10033  FAITH HAMILTON ET VIR      T7S - R40E                            2/17/2000        56         433  323561
                                    SEC 27: SW/4SE/4
                                    SEC 34: W/2NE/4, SE/4NW/4
MT10034  DORIS G. IEKEL             T7S - R39E                           10/17/1998        49         765  320217
                                    SEC 21:  E/2NW/4, N/2NE/4, SW/4NE/4,
                                    SW/4NW/4, N/2SW/4, E/2SE/4, NW/4SE/4
                                    SEC 22:  LOTS 1(45.20), 3(40.11),
                                    4(44.77), 5(44.09), 6(39.52),
                                    7(39.52), 8(43.66),
                                    E/2W/2, W/2SW/4, NW/4NW/4
                                    SEC 27:  NW/4NW/4
                                    SEC 28:  N/2NE/4, NE/4NW/4
                                    T7S - R40E
                                    SEC 17:  S/2NW/4
                                    SEC 18:  NE/4, NW/4SE/4
                                    T7S - R40E
                                    SEC 18:  LOTS 1(36.70), 2(36.90),
                                    3(37.10), 4(37.30), NE/4NW4
                                    T8S - R41E
                                    SEC 17:  S/2S/2, NW/4SW/4
                                    SEC 19:  SE/4, S/2NE/4
                                    SEC 20:  N/2S/2, S/2N/2, N/2NE/4,
                                    NE/4NW/4
                                    SEC 21:  N/2
                                    SEC 22:  W/2
                                    SEC 30:  N/2NE/4
                                    T7S - R39E
                                    SEC 13:  NW/4
                                    SEC 14:  NE/4
                                    T7S - R40E
                                    SEC 3:  S/2NW/4, N/2SW/4, NW/4SE/4
                                    SEC 4:  S/2N/2, W/2SW/4
                                    SEC 5:  LOTS 1-4, S/2N/2, N/2S/2
                                    SEC 6:  LOTS 1-5, S/2NE/4, SE/4NW/4,
                                    NE/4SE/4
                                    SEC 7:  LOTS 2-3, SW/4NE/4, SE/4NW/
                                    4, E/2SW/4, W/2SE/4
                                    SEC 9:  E/2NE/4
                                    SEC 10:  S/2NE/4, NW/4, N/2SW/4, SE/4
                                    SEC 11:  NE/4NW/4, W/2SW/4, S/2NW/4

                                    SEC 12:  S/2S/2
                                    SEC 13:  N/2N/2
                                    SEC 14:  N/2NW/4, SW/4NW/4
                                    SEC 15:  N/2NE/4
MT10036  CLARA P. OWEN              T7S - R40E                             9/1/1999        51         230  320910
                                    SEC 18: LOTS 1(36.70), 2(36.90),
                                    3(37.10), 4(37.30), NE/4NW/4
MT10037  DAVID L HOUSTON            T7S - R40E                            2/17/2000        56         431  323560
                                    SEC 27: SW/4SE/4
                                    SEC 34: W/2NE/4, SE/4NW/4
MT10038  MTM-092185                 T8S - R38E                             6/1/2003  ON FILE W/ BLM
                                    SEC 12: LOT 7, NE/4SE/4
                                    SEC 13: LOTS 1, 4
                                    SEC 25: LOT 1
MT10039  MTM-092186                 T10S - R38E                            6/1/2003  ON FILE W/ BLM
                                    SEC 1: LOT 9, NE/4NE/4
MT10040  MTM-092188                 T7.5S - R40E                           6/1/2003  ON FILE W/ BLM
                                    SEC 31: LOTS 1, 2, N/2SE/4
                                    SEC 32: LOTS 1-4, N/2SW/4
                                    SEC 33: LOTS 1-4, S/2
MT10041  MTM-092189                 T7.5S - R40E                           6/1/2003  ON FILE W/ BLM
                                    SEC 34: LOTS 1-4, SE/4
                                    SEC 35: LOTS 1-4, N/2S/2, SE/4SE/4
                                    SEC 36: LOTS 1-4, S/2
MT10042  MTM-092190                 T8S - R41E                             6/1/2003  ON FILE W/ BLM
                                    SEC 17: N/2NW/4
                                    SEC 20: NW/4NW/4
MT10044  LULA J WALTHALL            T7S - R40E                             7/3/2000        56         435  323562
                                    SEC 1: LOTS 4(38.07), 5(38.81),
                                    6(39.09), SW/4NE/4, S/2NW/4, W/2SW/4
                                    SEC 2: SE/4NE/4, NE/4SE/4
MT10045  EVAGENE TURLEY ROH         T7S - R40E                             9/1/1999        51         238  320912
                                    SEC 18: LOTS 1(36.70), 2(36.90),
                                    3(37.10), 4(37.30), NE/4NW/4
MT10046  NATALIE C. LESTER          T7S - R40E                             9/1/1999        51         242  320913
                                    SEC 18: LOTS 1(36.70), 2(36.90),
                                    3(37.10), 4(37.30), NE/4NW/4
MT10048  JUDITH M. PRESLER          T7S - R39E                           10/17/1998        49         929  320306
                                    SEC 21:  E/2NW/4, N/2NE/4, SW/4NE/4,
                                    SW/4NW/4, N/2SW/4, E/2SE/4, NW/4SE/4
                                    SEC 22:  LOTS 1(45.20), 3(40.11),
                                    4(44.77), 5(44.09), 6(39.52),
                                    7(39.52), 8(43.66),
                                    E/2W/2, W/2SW/4, NW/4NW/4
                                    SEC 27:  NW/4NW/4
                                    SEC 28:  N/2NE/4, NE/4NW/4
                                    T7S -R40E
                                    SEC 17:  S/2NW/4
                                    SEC 18: NE/4, NW/4SE/4
                                    T7S - R40E

                                    SEC 18:  LOTS 1(36.70), 2(36.90),
                                    3(37.10), 4(37.30), NE/4NW4
                                    T8S - R41E
                                    SEC 17:  S/2S/2, NW/4SW/4
                                    SEC 19:  SE/4, S/2NE/4
                                    SEC 20:  N/2S/2, S/2N/2, N/2NE/4,
                                    NE/4NW/4
                                    SEC 21:  N/2
                                    SEC 22: W/2
                                    SEC 30:  N/2NE/4
                                    T7S - R39E
                                    SEC 13:  NW/4
                                    SEC 14:  NE/4
                                    T7S - R40E
                                    SEC 3:  S/2NW/4, N/2SW/4, NW/4SE/4
                                    SEC 4:  S/2N/2, W/2SW/4
                                    SEC 5:  LOTS 1-4, S/2N/2, N/2S/2
                                    SEC 6:  LOTS 1-5, S/2NE/4, SE/4NW/4,
                                    NE/4SE/4
                                    SEC 7:  LOTS 2-3, SW/4NE/4, SE/4NW/
                                    4, E/2SW/4, W/2SE/4
                                    SEC 9:  E/2NE/4
                                    SEC 10:  S/2NE/4, NW/4, N/2SW/4,
                                    SE/4
                                    SEC 11:  NE/4NW/4, W/2SW/4, S/2NW/4
                                    SEC 12:  S/2S/2
                                    SEC 13:  N/2N/2
                                    SEC 14:  N/2NW/4, SW/4NW/4
                                    SEC 15:  N/2NE/4
MT 10050 ETHEL FINLEY               T7S - R40E                            6/21/2002        67         245  327882
                                    SEC 26: W1/2SE1/4

                                                 BIG HORN COUNTY, MONTANA PART 2

                               EXHIBIT A - PART 2

Attached to and made a part of that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement from
   Dolphin Energy Corporation (Mortgagor) for the benefit of Promethean Asset
                               Management L.L.C.

Unless otherwise indicated on this schedule, Mortgagor owns a proportionate eighty percent (80%) or greater Net Revenue Interest in the following described Leases and Lands.

LEASE NO:      1
LESSOR:        Linda F. Johnson, Trustee of the Linda F. Johnson Declaration of
               Trust dated the 23rd day of August, 1995
LESSEE:        E & M Oil Corp.
LEASE DATE:    May 11, 1998
PRIMARY TERM:  10 years
RECORDED:      Book 45, Page 246
DESCRIPTION:   Township 6 South, Range 39 East, MPM, Big Horn County, Montana
               Section 22: SW/4 NE/4, SE/4 NW/4, E/2 SW/4, W/2 SE/4 & SE/4 SE/4
               Section 26: W/2 SW/4
               Section 27: S/2 NE/4, W/2, SE/4
               Section 28: Lots 2 (28.75), 3 (29.71), 4 (34.16), S/2 NE4, E/2
               SW/4 & SE/4
               Section 33: Lots 1 (38.89), 2 (39.10), 3 (40.95), 8 (38.84)
               Section 34: NE/4 NE/4, W/2 NE/4

LEASE NO:      2
LESSOR:        Frank M. Randall and Evelyn M. Randall, husband and wife,
               individually and as Trustees of the Randall Trust, a Revocable
               Living Trust Agreement dated January 6, 1992
LESSEE:        E & M Oil Corp.
LEASE DATE:    May 9, 1998
PRIMARY TERM:  10 years
RECORDED:      Book 45, Page 263
DESCRIPTION:   Township 6 South, Range 38 East MPM, Big Horn County, Montana
               Section 1: Lots 3, 4, SE/4 NE/4 & NE/4 SE/4

               Township 6 South, Range 39 East MPM, Big Horn County, Montana
               Section 4: Lots 1 (40.44), 2 (40.44), 3 (37.02), 4 (36.89), 5
               (37.97), 6 (37.88), Lot 8 (28.82), 9 (30.77), 10 (30.77), 11
               (30.77), 12 (30.77) and S/2 NW/4
               Section 5: Lots 1, 2, 3, 4, S/2 N/2, N/2 S/2, S/2 SW/4, SE/4 SE/4
               Section 6: Lots 1, 4, 5, 6; Lots 10 & 11 (formerly described as SW/4 NE/4), SE/4 NE/4, SE/4 NW/4, NE/4 SW/4, NE/4 SE/4 , Lots 12
               & 13 (formerly described as NW/4 SE/4)
               Section 8: W/2 NE/4, E/2 NW/4 less 4.25 acres in SE/4 NW/4 as described in Book 18 of Deeds, Page 465
               Section 35: S/2

LEASE NO:      3
LESSOR:        Nancy E. Ferguson, a widow
LESSEE:        E & M Oil Corp.
LEASE DATE:    May 11, 1998
PRIMARY TERM:  10 years
RECORDED:      Book 45, Page 243
DESCRIPTION:   Township 6 South, Range 38 East MPM, Big Horn County, Montana
               Section 23: W/2 E/2, E/2 W/2

               Township 6 South, Range 39 East MPM, Big Horn County, Montana
               Section 17: W/2, excepting therefrom a tract of land containing
               3.36 acres and further excepting therefrom a tract of land containing 5.88 acres, both of which are more fully described in Book 30 of Deeds, Page 212
               Section 17: A 9.24 acres tract in the SW4 SE/4, more fully described in Book 44 MF, Page 873
               Section 18: Lots 1 (31.23), 2 (31.25), 3 (31.27), E/2 NW/4, NE/4
               SW/4, E/2 E/2, Lots 5 & 6 (formerly described as NW/4 NE/4), Lots 7 & 8 (formerly described as SW/4 NE/4), Lots 9 & 10 (formerly described as NW/4 SE/4), Lots 11 & 12 (formerly described as SW/4 SE/4)
               Section 19: NE/4 NE/4, Lots 5 & 6 (formerly described as NW/4
               NE/4)
               Section 20: W/2 NE/4, NW/4, N/2 S/2
               Section 21: Lots 3 (30.22), 4 (29.85), S/2 NE/4, E/2 NW/4, W/2
               SE/4, SE/4 SE/4
               Section 22: SW/4 SW/4
               Section 28: Lot 1 (29.54), N/2 NE/4, E/2 NW/4

LEASE NO:      4
LESSOR:        Dwight S. Ferguson, aka Dwight S. Ferguson, Jr. and Marilyn B.
               Ferguson, his wife
LESSEE:        E & M Oil Corp
LEASE DATE:    May 11, 1998
PRIMARY TERM:  10 years

                                                 BIG HORN COUNTY, MONTANA PART 2

RECORDED:      Book  45, Page 237
DESCRIPTION:   Township 6 South, Range 38 East MPM, Big Horn County, Montana
               Section 14: SW/4, W/2 E/2 W/2 SE/4, W/2 W/2 SE/4
               Section 15: E/2 SE/4, E/2 W/2 SE/4, E/2 W/2 W/2 SE/4
               Section 21: S/2 SE/4
               Section 22: ALL
               Section 23: W/2 E/2, W/2
               Section 28: NE/4

               Township 6 South, Range 39 East MPM, Big Horn County, Montana
               Section 17: W/2, excepting therefrom a tract of land containing
               3.36 acres and further excepting therefrom a tract of land containing 5.88 acres, both of which are more fully described in Book 30 of Deeds, Page 212
               Section 17: A 9.24 acres tract in the SW4 SE/4, more fully described in Book 44 MF, Page 873
               Section 18: Lots 1 (31.23), 2 (31.25), 3 (31.27), E/2 NW/4, NE/4
               SW/4, E/2 E/2, Lots 5 & 6 (formerly described as NW/4 NE/4), Lots 7 & 8 (formerly described as SW/4 NE/4), Lots 9 & 10 (formerly described as NW/4 SE/4), Lots 11 & 12 (formerly described as SW/4 SE/4)
               Section 19: NE/4 NE/4, Lots 5 & 6 (formerly described as NW/4
               NE/4)
               Section 20: W/2 NE/4, NW/4, N/2 S/2
               Section 21: Lots 3 (30.22), 4 (29.85), S/2 NE/4, E/2 NW/4, W/2
               SE/4, SE/4 SE/4
               Section 22: SW/4 SW/4
               Section 28: Lot 1 (29.54), N/2 NE/4, E/2 NW/4

LEASE NO:      5
LESSOR:        Elmer E. Kobold, Jr., Lenore Johnson, aka Lenore A. Johnson and
               Kathleen Skelton, aka Kathleen E. Skelton, Trustees of the Elmer
               E. Kobold and Rose M. Kobold Trust
LESSEE:        E & M Oil Corp
LEASE DATE:    April 17, 1998
PRIMARY TERM:  10 years
RECORDED:      Book 45, Page 258
DESCRIPTION:   Township 7 South, Range 38 East MPM, Big Horn County, Montana
               Section 1: Lots 4, 5, SE/4 NE/4 & E/2 SE/4

               Township 7 South, Range 39 East MPM, Big Horn County, Montana
               Section 6: Lots 3, (39.87), 4 (31.87), 5 (31.89), 6 (31.87), 7
               (31.85), Lots 8 & 9 (formerly described as Lot 2), E/2 SW/4, Lots 10 & 11 (formerly described as SW/4 NE/4), Lots 14 & 15 (formerly described as SW/4 SE/4), and SE/4 SE/4
               Section 7: Lots 2 (31.91), 3 (31.97), 4 (32.01), E/2 W/2, Lots 5
               thru 8 (formerly described as W/2 NE/4), Lots 9 thru 12 (formerly described as W/2 SE/4), E/2 SE/4, NE/4 NE/4
               Section 17: S/2 SW/4 and SE/4
               Section 18: Lot 1 (32.05), NE/4 NE/4, Lots 7 & 8 (formerly described as SW/4 NE/4) SE/4 NE/4, Lots 9 thru 12 (formerly described as W/2 SE/4), and E/2 SE/4
               Section 19: E/2 NE/4, Lots 5 thru 8 (formerly described as W/2 NE/4)
               Section 20: ALL
               Section 21: SW/4 SW/4
               Section 27: NE/4 NW/4, S/2 NW/4
               Section 28: NW/4 NW/4, S/2 N/2, and S/2
               Section 29: NW/4 NE/4, N/2 NW/4, SE/4 NW/4 and S/2 S/2

LEASE NO:      6
LESSOR:        Elmer E. Kobold, Jr., a married man dealing in his sole and separate property, Kathleen E. Skelton, aka Kathleen Skelton, a married woman dealing in her sole and separate property and
               Lenore A. Johnson, aka Lenore Johnson, a single woman
LESSEE:        E & M Oil Corp
LEASE DATE:    April 17, 1998
PRIMARY TERM:  10 years
RECORDED:      Book 45, Page 255
DESCRIPTION:   Township 7 South, Range 38 East MPM, Big Horn County, Montana
               Section 1: Lots 4, 5, SE/4 NE/4 & E/2 SE/4

               Township 7 South, Range 39 East MPM, Big Horn County, Montana
               Section 6: Lots 3, (39.87), 4 (31.87), 5 (31.89), 6 (31.87), 7
               (31.85), Lots 8 & 9 (formerly described as Lot 2), E/2 SW/4, Lots 10 & 11 (formerly described as SW/4 NE/4), Lots 14 & 15 (formerly described as SW/4 SE/4), and SE/4 SE/4 Section 7: Lots 2 (31.91), 3 (31.97), 4 (32.01), E/2 W/2, Lots 5 thru 8 (formerly described as W/2 NE/4), Lots 9 thru 12 (formerly described as W/2 SE/4), E/2 SE/4, NE/4 NE/4
               Section 17: S/2 SW/4 and SE/4
               Section 18: Lot 1 (32.05), NE/4 NE/4, Lots 7 & 8 (formerly described as SW/4 NE/4) SE/4 NE/4, Lots 9 thru 12 (formerly described as W/2 SE/4), and E/2 SE/4
               Section 19: E/2 NE/4, Lots 5 thru 8 (formerly described as W/2 NE/4)

                                                 BIG HORN COUNTY, MONTANA PART 2

               Section 20: ALL
               Section 21: SW/4 SW/4
               Section 27: NE/4 NW/4, S/2 NW/4
               Section 28: NW/4 NW/4, S/2 N/2, and S/2
               Section 29: NW/4 NE/4, N/2 NW/4, SE/4 NW/4 and S/2 S/2
LEASE NO:      7
LESSOR:        Gregg L. Jones and Molly J. Jones, husband and wife
LESSEE:        E & M Oil Corp.
LEASE DATE:    April 30, 1998
PRIMARY TERM:  10 years
RECORDED:      Book 45, Page 249
DESCRIPTION:   Township 6 South, Range 38 East MPM,  Big Horn County, Montana
               Section 13: Lot 4
               Section 24: Lots 1, 2, 3, and E/2 E/2
               Section 25: E/2 E/2

               Township 6 South, Range 39 East MPM, Big Horn County, Montana
               Section 1: Lots 1 (21.34), 2 (21.21), 3 (21.09), S/2 NW/4 and S/2
               Section 2: Lots 1 (20.88), 2 (20.83), S/2 N/2 & S/2
               Section 3: S/2 N/2, and S/2
               Section 4: Lots 7 (28.82), 13 (28.58) & 14 (28.58)
               Section 8: NE/4 NE/4
               Section 9: Lots 1 (33.81), 2 (34.04), N/2 NE/4, SW/4 NE/4, and
               NE/4 NW/4
               Section 10: NE/4, N/2 NW/4, and S/2
               Section 11: N/2, N/2 SE/4, SE/4 SE/4
               Section 12: ALL
               Section 13: N/2, NE/4 SW/4, S/2 SW/4, and SE/4
               Section 14: E/2 NE/4, S/2 SW/4, and NE/4 SE/4
               Section 17: S/2 NE/4, N/2 SE/4, E/2 SW/4 SE/4
               Section 18: Lot 4 (31.29), SE/4 SW/4
               Section 19: Lots 1 (31.31), 2 (31.34), 3 (31.36), 4 (31.39), E/2
               W/2, SE/4 NE/4, E/2 SE/4, NW/4 SE/4, Lots 7 & 8 (formerly described as SW/4 NE/4), Lots 9 & 10 (formerly described as SW/4 SE/4)
               Section 20: S/2 S/2
               Section 23: North 990 feet of NE/4 NW/4
               Section 29: N/2, and N/2 S/2
               Section 30: Lots 1 (31.44), 2 (31.50), 3 (31.58), 4 (31.64), E/2
               W/2, E/2 E/2, Lots 5 thru 12 (formerly described as W/2 E/2)
               Section 31: Lots 1 (31.71), 2 (31.77), E/2 NW/4, E/2 NE/4, Lots 5
               thru 8 (formerly described as W/2 NE/4)

               Township 6 South, Range 40 East MPM
               Section 5: SE/4 NW/4 and SW/4
               Section 6: Lots 6 (37.96), 7 (37.96), E/2 SE/4, and SW/4 SE/4
               Section 7: Lot 4 (38.70)

LEASE NO:      8
LESSOR:        Hugh O. Jones, a single man
LESSEE:        E & M Oil Corp.
LEASE DATE:    April 30, 1998
PRIMARY TERM:  10 years
RECORDED:      Book 45, Page 252
DESCRIPTION:   Township 6 South, Range 38 East MPM, Big Horn County, Montana
               Section 13: Lot 4
               Section 24: Lots 1, 2, 3, and E/2 E/2
               Section 25: E/2 E/2

               Township 6 South, Range 39 East MPM, Big Horn County, Montana
               Section 1: Lots 1 (21.34), 2 (21.21), 3 (21.09), S/2 NW/4 and S/2
               Section 2: Lots 1 (20.88), 2 (20.83), S/2 N/2 & S/2
               Section 3: S/2 N/2, and S/2
               Section 4: Lots 7 (28.82), 13 (28.58) & 14 (28.58)
               Section 8: NE/4 NE/4
               Section 9: Lots 1 (33.81), 2 (34.04), N/2 NE/4, SW/4 NE/4, and
               NE/4 NW/4
               Section 10: NE/4, N/2 NW/4, and S/2
               Section 11: N/2, N/2 SE/4, SE/4 SE/4
               Section 12: ALL
               Section 13: N/2, NE/4 SW/4, S/2 SW/4, and SE/4
               Section 14: E/2 NE/4, S/2 SW/4, and NE/4 SE/4
               Section 17: S/2 NE/4, N/2 SE/4, E/2 SW/4 SE/4
               Section 18: Lot 4 (31.29), SE/4 SW/4
               Section 19: Lots 1 (31.31), 2 (31.34), 3 (31.36), 4 (31.39), E/2
               W/2, SE/4 NE/4, E/2
               SE/4, NW/4 SE/4, Lots 7 & 8 (formerly described as SW/4 NE/4), Lots 9 & 10 (formerly described as SW/4 SE/4)
               Section 20: S/2 S/2

                                                 BIG HORN COUNTY, MONTANA PART 2

               Section 23: North 990 feet of NE/4 NW/4
               Section 29: N/2, and N/2 S/2
               Section 30: Lots 1 (31.44), 2 (31.50), 3 (31.58), 4 (31.64), E/2
               W/2, E/2 E/2, Lots 5 thru 12 (formerly described as W/2 E/2)
               Section 31: Lots 1 (31.71), 2 (31.77), E/2 NW/4, E/2 NE/4, Lots 5
               thru 8 (formerly described as W/2 NE/4)

               Township 6 South, Range 40 East, MPM
               Section 5: SE/4 NW/4 and SW/4
               Section 6: Lots 6 (37.96), 7 (37.96), E/2 SE/4, and SW/4 SE/4
               Section 7: Lot 4 (38.70)

LEASE NO:      9
LESSOR:        Marie A. Ogle, a widow
LESSEE:        E & M Oil Corp.
LEASE DATE:    August 8, 1998
PRIMARY TERM:  10 years
RECORDED:      Book 45, Page 261
DESCRIPTION:   Township 6 South, Range 39 East MPM, Big Horn County, Montana
               Section 30: S/2 SE/4 and SE/4 SW/4
               Section 31: NE/4 and NE/4 NW/4

LEASE NO:      10
LESSOR:        Kim A. Carter, a single woman
LESSEE:        E & M Oil Corp.
LEASE DATE:    August 6, 1998
PRIMARY TERM:  10 years
RECORDED:      Book 45, Page 235
DESCRIPTION:   Township 6 South, Range 39 East MPM, Big Horn County, Montana
               Section 8: SE/4
               Section 9: Lot 3 (34.14)
               Section 17: E/2 NE/4 and NW/4 NE/4

LEASE NO:      11
LESSOR:        S & P Land Co., a Montana Corporation
LESSEE:        David J. Knapp
LEASE DATE:    April 28, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 186. Big Horn County
DESCRIPTION:   Only insofar as lease covers the following described lands:
               Township 7 South, Range 40 East, MPM, Big Horn County, Montana
               Section 35: E/2

LEASE NO:      12
LESSOR:        Jill D. Thompson, dealing in her sole and separate property
LESSEE:        David J. Knapp
LEASE DATE:    April 30, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 337
DESCRIPTION:   Township 6 South, Range 40 East, M.P.M., Big Horn County, Montana
               Section 6: Lots 2 (41.91), 3 (42.20), SW/4 NE/4, SE/4 NW/4 and
               E/2 SW/4
               Section 7: Lot 1 (37.98), NE/4 NW/4

LEASE NO:      13
LESSOR:        George Warren Brewster III and Doris M. Brewster, his wife
LESSEE:        David J. Knapp
LEASE DATE:    April 10, 1998
PRIMARY TERM:  10 years
RECORDED:      Book 43, Page 787, Big Horn County
DESCRIPTION:   Only insofar as lease covers the following described lands:
               Township 6 South, Range 40 East, Big Horn County, Montana
               Section 10: SE/4 NE/4

LEASE NO:      14
LESSOR:        George Warren Brewster III and Doris M. Brewster, his wife
LESSEE:        David J. Knapp
LEASE DATE:    April 10, 1998
PRIMARY TERM:  10 years
RECORDED:      Book 42, Page 986, Big Horn County
DESCRIPTION:   Only insofar as lease covers the following described lands:
               Township 6 South, Range 40 East, MPM, Big Horn County, Montana
               Section 1: Lots 1 (35.02), 2 (35.12), 3 (35.24), 4 (35.34), SE/4
               NE/4, SW/4 NW/4, SW/4, E/2 SE/4 & SW/4 SE/4
               Section 2: Lots 1 (35.60), 2 (35.99), 3 (36.39), 4 (36.78), S/2
               N/2 and S/2

                                                 BIG HORN COUNTY, MONTANA PART 2

               Section 3: Lots 1 (37.24), 2 (37.77), 3 (38.29), 4 (38.82), S/2
               N/2, N/2 SW/4 & SW/4 SW/4
               Section 4: Lots 1 (39.25), 2 (39.59), 3 (39.93), S/2 NE/4, SE/4
               NW/4, NE/4 SW/4 & N/2 SE/4
               Section 11: N/2 and SE/4
               Section 12: N/2 NE/4, SW/4 NE/4, NW/4, N/2 SW/4, SW/4 SW/4 and E/2 SE/4
               Section 13: N/2 and N/2 S/2
               Section 14: N/2 NE/4 and NE/4 NW/4
               Section 23: SE/4 SE/4
               Section 24: SW/4 SW/4
               Section 25: N/2
               Section 26: E/2 NE/4

LEASE NO:      15
LESSOR:        Robert E. Ebeling, individually and attorney in fact for Eula B.
               Ebeling, his wife
LESSEE:        David J. Knapp
LEASE DATE:    April 10, 1998
PRIMARY TERM:  10 years
RECORDED:      Book 43, Page 85, Big Horn County
DESCRIPTION:   Only insofar as lease covers the following described lands:
               Township 6 South, Range 40 East, MPM, Big Horn County, Montana
               Section 1: Lots 1 (35.02), 2 (35.12), 3 (35.24), 4 (35.34), SE/4
               NE/4, SW/4 NW/4, SW/4, NE/4 SE/4 and SW/4 SE/4
               Section 2: Lots 1 (35.60), 2 (35.99), 3 (36.39), S/2 NE/4, SE/4
               NW/4, NE/4 SW/4, and N/2 SE/4

LEASE NO:      16
LESSOR:        USDI-BLM (MTM-88675)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 6 South, Range 39 East, PMM, Big Horn County, Montana
               Section 1: Lot 4 (20.96)
               Section 2: Lots 3 (20.79) and 4 (20.74)
               Section 3: Lots 1 (20.67), 2 (20.57), 3 (20.47), 4 (20.37)
               Section 10: S/2 NW/4

LEASE NO:      17
LESSOR:        USDI-BLM (MTM-88676)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not Recorded
DESCRIPTION:   Township 6 South, Range 39 East, PMM, Big Horn County, Montana
               Section 5: SW/4 SE/4
               Section 6: Lot 8 (8.70)
               Section 8: SE/4 NE/4
               Section 9: Lot 4 (33.51), SE/4 NE/4, SE/4 NW/4, E/2 SW/4 & SE/4

LEASE NO:      18
LESSOR:        USDI-BLM (MTM-88677)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 6 South, Range 39 East, PMM, Big Horn County, Montana
               Section 13: NW/4 SW/4
               Section 15: N/2 NE/4, NW/4, NW/4 SW/4 and NW/4 SE/4
               Section 22: NW/4 NE/4, SE/4 NE/4, N/2 NW/4, SW/4 NW/4, NW/4 SW/4,
               NE/4 SE/4
               Section 23: S/2 SW/4 and SE/4

LEASE NO:      19
LESSOR:        USDI-BLM (MTM-88678)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 6 South, Range 39 East, PMM, Big Horn County, Montana
               Section 17: SE/4 SE/4
               Section 20: E/2 NE/4
               Section 21: Lots 1 (30.97), 2 (30.60), N/2 NE/4, E/2 SW/4 and
               NE/4 SE/4

                                                 BIG HORN COUNTY, MONTANA PART 2

LEASE NO:      20
LESSOR:        USDI-BLM (MTM-88679)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 6 South, Range 39 East, PMM, Big Horn County, Montana
               Section 24: N/2 NE/4

LEASE NO:      21
LESSOR:        USDI-BLM (MTM-88680)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 6 South, Range 39 East, PMM, Big Horn County, Montana
               Section 26: N/2 N/2, SE/4 NE/4 & SW/4 NW/4
               Section 27: N/2 NE/4
               Section 34: NW/4 and SE/4
               Section 35: NE/4

LEASE NO:      22
LESSOR:        USDI-BLM (MTM-88681)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 6 South, Range 39 East, PMM, Big Horn County, Montana
               Section 29: SW/4 SW/4 & SE/4 SE/4
               Section 32: E/2 NE/4, W/2 NW/4, NE/4 SW/4 & NE/4 SE/4
               Section 33: Lot 4 (41.52) and NW/4 SW/4

LEASE NO:      23
LESSOR:        USDI-BLM (MTM-88682)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7 South, Range 39 East, PMM, Big Horn County, Montana
               Section 1: Lot 1 (30.23), 4 (34.77), SE/4 NE/4, SW/4 NW/4, NW/4
               SW/4, S/2 SW/4, NE/4 SE/4
               Section 2: Lot 1 (34.72), SE/4 NE/4, SW/4 NW/4, NW/4 SW/4, S/2
               SW/4, E/2 SE/4
               Section 11: NE/4 NE/4, W/2 E/2, E/2 W/2 and SE/4 SE/4
               Section 12: NE/4 NE/4 and S/2

LEASE NO:      24
LESSOR:        USDI-BLM (MTM-88683)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7 South, Range 39 East, PPM, Big Horn County, Montana
               Section 3: Lots 3 (42.92), 4 (39.64), 5 (43.06), SW/4 NE/4 and
               SE/4 NW/4
               Section 4: Lots 3 (39.78), 4 (39.82), S/2 NW/4
               Section 5: Lots 1 (39.82), 2 (39.76), 4 (39.66), SE/4 NE/4, S/2
               NW/4, N/2 SW/4, and SW/4 SW/4
               Section 6: Lots 1 (39.69), 12 (8.80), SE/4 NE/4 & NE/4 SE/4

LEASE NO:      25
LESSOR:        USDI-BLM (MTM-88684)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7 South, Range 39 East, PMM, Big Horn County, Montana
               Section 12: NW/4 NW/4

                                                 BIG HORN COUNTY, MONTANA PART 2

LEASE NO:      26
LESSOR:        USDI-BLM (MTM-88685)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7 South, Range 39 East, PMM, Big Horn County, Montana
               Section 14: SW/4 NW/4 & NW/4 SW/4
               Section 22: Lot 2 (40.11)
               Section 23: N/2 NE/4
               Section 26: E/2 NW/4

LEASE NO:      27
LESSOR:        USDI-BLM (MTM-88686)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7 South, Range 39 East, PMM, Big Horn County, Montana
               Section 17: N/2 SW/4
               Section 18: Lot 5 (8.12)
               Section 21: NW/4 NW/4

LEASE NO:      28
LESSOR:        USDI-BLM (MTM-88687)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7 South, Range 39 East, PMM, Big Horn County, Montana
               Section 27: Lots 1 (43.60), 2 (40.32), 3 (40.32), 4 (43.30) 5
               (42.79), 6 (40.48), 7 (40.76), 8 (41.04), 9 (43.81), N/2 SW/4,
               NW/4 SE/4
               Section 33: N/2 S/2 and S/2 SW/4
               Section 34: Lots 3 (38.77), 4 (39.57), 8 (40.75), 9 (39.37), 10
               (39.39), 11 (40.25) and N/2 SW/4

LEASE NO:      29
LESSOR:        USDI-BLM (MTM-88688)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7 South, Range 39 East, PMM, Big Horn County, Montana
               Section 29: NE/4 NE/4, S/2 NE/4, SW/4 NW/4 and N/2 S/2
               Section 30: Lots 9 (3.64), 12 (3.64), SE/4 NE/4 & E/2 SE/4
               Section 31: E/2 E/2
               Section 32: W/2

LEASE NO:      30
LESSOR:        USDI-BLM (MTM-88690)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 6 South, Range 40 East, PMM, Big Horn County, Montana
               Section 1: SW/4 NE/4, SE/4 NW/4 & NW/4 SE/4
               Section 19: NE/4 NW/4
               Section 28: NE/4 NE/4 & SW/4 NW/4

LEASE NO:      31
LESSOR:        USDI-BLM (MTM-88691)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 6 South, Range 40 East, PMM, Big Horn County, Montana
               Section 6: NW/4 SE/4
               Section 7: NW/4 NE/4
               Section 17: SE/4 SE/4

                                                 BIG HORN COUNTY, MONTANA PART 2

               Section 18: Lot 2 (38.15)

LEASE NO:      32
LESSOR:        USDI-BLM (MTM-88692)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 6 South, Range 40 East, PMM, Big Horn County, Montana
               Section 12: SE/4 SW/4 and W/2 SE/4
               Section 13: S/2 S/2
               Section 14: S/2 N/2 and S/2
               Section 15: SW/4 SE/4

LEASE NO:      33
LESSOR:        USDI-BLM (MTM-88693)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 6 South, Range 40 East, PMM, Big Horn County, Montana
               Section 19: SW/4 NE/4
               Section 20: SE/4 SW/4 & SW/4 SE/4
               Section 29: NW/4 NE/4 & NE/4 NW/4
               Section 31: Lot 4 (38.83)
               Section 32: NE/4 NW/4

LEASE NO:      34
LESSOR:        USDI-BLM (MTM-88694)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 6 South, Range 40 East, PMM, Big Horn County, Montana
               Section 22: SE/4 SW/4 & S/2 SE/4
               Section 27: N/2 N/2, SE/4 NE/4 & E/2 SE/4
               Section 33: NW/4 NE/4, S/2 NE/4
               Section 34: NE/4 NE/4, S/2 N/2 & SE/4
               Section 35: ALL

LEASE NO:      35
LESSOR:        USDI-BLM (MTM-88695)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 6 South, Range 40 East, PMM, Big Horn County, Montana
               Section 23: N/2 N/2, SE/4 NE/4, NE/4 SE/4
               Section 24: N/2, N/2 S/2, SE/4 SW/4 & S/2 SE/4
               Section 25: W/2 SW/4 & S/2 SE/4
               Section 26: SW/4 NE/4, S/2 NW/4 & S/2

LEASE NO:      36
LESSOR:        USDI-BLM (MTM-88696)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7 South, Range 40 East, PMM, Big Horn County, Montana
               Section 1: Lots 1 (37.12), 2 (38.38), 3 (38.23), 7 (39.38), E/2
               SW/4 & W/2 SE/4
               Section 2: Lots 1 (38.16), 2 (38.09), 3 (38.53), SW/4, NW/4 SE/4
               & S/2 SE/4
               Section 11: E/2 & E/2 SW/4
               Section 12: N/2 & N/2 S/2

LEASE NO:      37
LESSOR:        USDI-BLM (MTM-88697)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7 South, Range 40 East, PMM, Big Horn County, Montana
               Section 3: Lot 4 (37.79), SW/4 NE/4, S/2 S/2 & NE/4 SE/4

                                                 BIG HORN COUNTY, MONTANA PART 2

               Section 4: Lots 1 (37.89), 2 (37.96), 3 (38.02), 4 (38.09), E/2
               SW/4 & SE/4

LEASE NO:      38
LESSOR:        USDI-BLM (MTM-88698)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7 South, Range 40 East, PMM, Big Horn County, Montana
               Section 11: NW/4 NW/4

LEASE NO:      39
LESSOR:        USDI-BLM (MTM-88699)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7 South, Range 40 East, PMM, Big Horn County, Montana
               Section 21: NE/4, S/2 NW/4 & SW/4
               Section 22: NW/4 NW/4, S/2 N/2, SE/4
               Section 27: NE/4, S/2 NW/4, N/2 S/2 & SE/4 SE/4
               Section 28: N/2, E/2 SW/4 & W/2 SE/4

LEASE NO:      40
LESSOR:        USDI-BLM (MTM-88700)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7 Sourth, Range 40 East, PMM, Big Horn County, Montana
               Section 23: W/2 NW/4 & S/2
               Section 24: SW/4
               Section 25: E/2, E/2 W/2 & NW/4 NW/4
               Section 26: N/2 NE/4, SW/4 NE/4 & W/2
               Section 35: W/2

LEASE NO:      41
LESSOR:        USDI-BLM (MTM-88701)
LESSEE:        Roger D. Teselle
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7 South, Range 40 East, PMM, Big Horn County, Montana
               Section 29: N/2 & W/2 SW/4
               Section 32: NW/4 NW/4, S/2 NW/4 & SW/4
               Section 33: NW/4 & NE/4 SE/4
               Section 34: E/2 NE/4, N/2 NW/4, SW/4 NW/4 & S/2

LEASE NO:      42
LESSOR:        Paul V. Jones and Kandra Jones, individually and as husband and wife
LESSEE:        David J. Knapp
LEASE DATE:    May 1, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 42, Page 1001
DESCRIPTION:   Township 6 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 1: Lots 1, 2, 3, S/2 N/2 & S/2
               Section 2: Lots 1, 2, S/2 N/2 & S/2
               Section 3: S/2 N/2 & S/2
               Section 4: Lots 7, 13 & 14
               Section 8: NE/4 NE/4
               Section 9: Lots 1, 2, NE/4 NW/4, N/2 NE/4 & SW/4 NE/4
               Section 10: NE/4, S/2 & N/2 NW/4
               Section 11: N/2, N/2 SE/4 & SE/4 SE/4
               Section 12: All of Section
               Section 13: N/2, SE/4, NE/4 SW/4, S/2 SW/4
               Section 14: E/2 NE/4, NE/4 SE/4 & S/2 SW/4
               Section 17: S/2 NE/4, N/2 SE/4, E/2 SW/4 SE/4
               Section 18: Lot 4, SE/4 SW/4
               Section 19: Lots 1, 2, 3, 4, E/2 W/2, SE/4, S/2 NE/4, A/D/A Lots
               1, 2, 3, 4, 7, 8, 9, 10, E/2 W/2, N/2 SE/4
               Section 20: S/2 S/2
               Section 23: North 30 Acres of NE/4 NW/4

                                                 BIG HORN COUNTY, MONTANA PART 2

               Section 29: N/2 & N/2 S/2
               Section 30: Lots 1, 2, 3, 4, E/2 NW/4, NE/4 SW/4, NE/4, N/2 SE/4,
               A/D/A Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, E/2 NW/4, NE/4 SW/4
               Section 31: Lots 1, 2, SE/4 NW/4

               Township 6 South, Range 40 East, M.P.M., Big Horn County, Montana
               Section 5: SE/4 NW/4 & SW/4
               Section 6: Lots 4, 5, 6, 7, E/2 SE/4, SW/4 SE/4
               Section 7: Lot 4

LEASE NO:      43
LESSOR:        Thomas Adsit Credit Shelter Trust, represented herein by LaRena
               Adsit, also known as LaRena Lillian Adsit, Trustee
LESSEE:        David J. Knapp
LEASE DATE:    May 4, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 42, Page 993
DESCRIPTION:   Township 7 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 1: Lots 2, 3, SW/4 NE/4, SE/4 NW/4, NE/4 SW4, NW/4 SE/4 &
               S/2 SE/4
               Section 13: SW/4
               Section 14: SE/4
               Section 23: S/2 NE/4, E/2 NW/4, NW/4 NW/4, N/2 SE/4 & E/2 SW/4
               Section 24: NW/4 SW/4 & SE/4
               Section 25: NE/4 & NW/4 NW/4
               Section 26: NW/4 NE/4

               Township 6 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 25: SW/4
               Section 26: SE/4, E/2 SW/4, SE/4 NW/4 & SW/4 NE/4

               Township 7 South, Range 40 East, M.P.M., Big Horn County, Montana
               Section 19: Lot 4, SE/4 SW4 & S/2 SE/4 lying West of County Road
               Section 30: Lot 1, E/2 NW/4, NE/4 SW/4 & E/2 lying West of County Road

LEASE NO:      44
LESSOR:        Charles E. Helvey and Lucie-Lee Helvey, individually and as husband and wife
LESSEE:        David J. Knapp
LEASE DATE:    May 6, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 42, Page 997
DESCRIPTION:   Township 6 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 32: S/2 SE/4
               Section 33: Lots 7, 9, 10, 11, 12, S/2 SW/4
               Section 34: SE/4 NE/4 & SW/4
               Section 35: NW/4 & S/2

               Township 7 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 2: Lots 2, 3, 4, SW/4 NE/4, SE/4 NW/4, NE/4 SW/4 & W/2
               SE/4
               Section 3: Lots 1, 2, 6, 7, SW/4 NW/4, SW/4 & W/2 SE/4
               Section 4: Lots 1, 2, S/2 NE/4 & S/2
               Section 5: SW/4 NE/4, SE/4, SE/4 SW/4
               Section 7: SE/4 NE/4
               Section 8: All of Section
               Section 9: All of Section
               Section 10: All of Section
               Section 11: W/2 NW/4

LEASE NO:      45
LESSOR:        Nancy L. Burkhart trust, under Trust agreement dated November 19,
               1980, represented herein by Nancy L. Rogers, Trustee
LESSEE:        David J. Knapp
LEASE DATE:    May 6, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 42, Page 989
DESCRIPTION:   Township 7 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 4: S/2
               Section 7: SE/4 NE/4
               Section 8: NW/4 NE/4, S/2 NE/4, NW/4 & S/2
               Section 9: All of Section
               Section 10: Lots 1, 2, 3, 4, W/2 E/2, W/2 (All of Section)
               Section 11: W/2 NW/4

LEASE NO:      46
LESSOR:        Karen Marie Nedens and Bjorn Michael Randall, as Co-Trustees
               under the will of Bertha M. Richard , a/k/a Bertha M. Randall

                                                 BIG HORN COUNTY, MONTANA PART 2

LESSEE:        David J. Knapp
LEASE DATE:    May 12, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 443

DESCRIPTION:   Township 6 South, Range 38 East, M.P.M., Big Horn County, Montana
               Section 25: SE/4 NE/4 & E/2 SE/4

               Township 6 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 20: NE/4 SE/4 and S/2 S/2
               Section 21: Lots 3 (30.22), 4 (29.85), S/2 NE/4, E/2 NW/4, W/2
               SE/4 & SE/4 SE/4
               Section 22: SW/4 SW/4
               Section 28: Lot 1 (29.54), E/2 NW/4, N/2 NE/4
               Section 29: NE/4, E/2 NW/4, NE/4 SW/4, N/2 SE/4
               Section 30: Lots 2 (31.50), 3 (31.58), 4 (31.64), NE/4 SW/4 &
               NW/4 SE/4
               Section 31: Lots 1 (31.71), 2 (31.77) & SE/4 NW/4

               Township 7 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 2: Lots 2 (34.71), 3 (34.71), 4 (34.70), SE/4 NW/4, SW/4
               NE/4, W/2 SE/4, NE/4 SW/4

LEASE NO:      47
LESSOR:        Donald C. Randall and Elizabeth F. Randall, husband and wife
LESSEE:        David J. Knapp
LEASE DATE:    May 12, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 190
DESCRIPTION:   Township 6 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 4: Lots 1 (40.44), 2 (40.44), 3 (37.02), 4 (36.89), 5
               (37.97), 6 (37.88), 8 (28.82), 9 (30.77), 10 (30.77), 11 (30.77),
               12 (30.77), S/2 NW/4
               Section 5: Lots 1 (40.42), 2 (40.38), 3 (40.34) & 4 (40.30), S/2
               N/2, SW/4, N/2 SE/4 & SE/4 SE/4
               Section 6: Lots 1 (40.25), 4 (30.54), 5 (30.59), 6 (30.65), SE/4
               NW/4, S/2 NE/4, N/2 SE/4 & NE/4 SW/4
               Section 8: W/2 NE/4, E/2 NW/4 LESS 4.25 acres, more or less, more fully described in Book 18, Page 463
               Section 35: S/2

               Township 6 South, Range 38 East, M.P.M., Big Horn County, Montana
               Section 1: Lots 3 (11.66), 4 (11.56), SE/4 NE/4 & NE/4 SE/4

LEASE NO:      48
LESSOR:        Patricia May Cox and Donald L. Cox, wife and husband
LESSEE:        David J. Knapp
LEASE DATE:    May 12, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 789
DESCRIPTION:   Township 6 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 4: Lots 1 (40.44), 2 (40.44), 3 (37.02), 4 (36.89), 5
               (37.97), 6 (37.88), 8 (28.82), 9 (30.77), 10 (30.77), 11 (30.77),
               12 (30.77), S/2 NW/4
               Section 5: Lots 1 (40.42), 2 (40.38), 3 (40.34), 4 (40.30), S/2
               N/2, SW/4, N/2 SE/4 & SE/4 SE/4
               Section 6: Lots 1 (40.25), 4 (30.54), 5 (30.59), 6 (30.65), SE/4
               NW/4, S/2 NE/4, N/2 SE/4 & NE/4 SW/4
               Section 8: W/2 NE/4, E/2 NW/4, LESS 4.25 acres more or less, more fully described in Book 18, Page 463
               Section 35: S/2

               Township 6 South, Range 38 East, M.P.M., Big Horn County, Montana
               Section 1: Lots 3 (11.66), 4 (11.56), SE/4 NE/4 & NE/4 SE/4

LEASE NO:      49
LESSOR:        W. W. Caddell and Johnnie M. Caddell, individually and as husband and wife
LESSEE:        David J. Knapp
LEASE DATE:    May 13, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 77
DESCRIPTION:   Township 6 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 25: E/2 SE/4, NW/4 SE/4 & SE/4 NE/4

               Township 6 South, Range 40 East, Big Horn County, Montana
               Section 30: Lots 2 (38.16), 4 (38.64), SE/4 NW/4, S/2 NE/4, E/2
               SW/4 & SE/4
               Section 31: Lots 1 (38.77), 2 (38.79), NE/4 NW/4, NW/4 NE/4

LEASE NO:      50

                                                 BIG HORN COUNTY, MONTANA PART 2

LESSOR:        Marion V. Cotton, also known as Marian V. Cotton, a widow
LESSEE:        David J. Knapp
LEASE DATE:    May 13, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 81
DESCRIPTION:   Township 7 South, Range 40 East, M.P.M., Big Horn County, Montana
               Section 9: W/2 NE/4, E/2 NW/4 & SW/4
               Section 15: W/2 SW/4
               Section 16: S/2 NW/4, NE/4 SW/4 & N/2 SE/4
               Section 17: NE/4, W/2 SE/4, SE/4 SE/4
               Section 20: NE/4 NE/4
               Section 21: N/2 NW/4

LEASE NO:      51
LESSOR:        The Frank Harvey Trust, represented herein by Frank D. Harvey, also known as Frank Daniel Harvey, and Rino Harvey, Trustees
LESSEE:        David J. Knapp
LEASE DATE:    May 14, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 88
DESCRIPTION:   Township 6 South, Range 39 East, Big Horn County, Montana
               Section 14: W/2 SE/4 & SE/4 SE/4
               Section 23: NE/4
               Section 24: SW/4 NW/4

LEASE NO:      52
LESSOR:        Lula J. Walthall
LESSEE:        David J. Knapp
LEASE DATE:    May 16, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 236, Big Horn County
DESCRIPTION:   Only insofar as lease covers the following described lands:
               Township 7 South, Range 40 East, M.P.M., Big Horn County, Montana
               Section 1: Lots 4 (38.07), 5 (38.81), 6 (39.09), SW/4 NE/4, S/2
               NW/4, W/2 SW/4
               Section 2: SE/4 NE/4 & NE/4 SE/4

               Township 6 South, Range 40 East, M.P.M., Big Horn County, Montana
               Section 25: E/2 SW/4 & N/2 SE/4

LEASE NO:      53
LESSOR:        Maurice K. Howie, Trustee under that certain Trust Agreement dated September 27, 1991
LESSEE:        David J. Knapp
LEASE DATE:    May 18, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 194
DESCRIPTION:   Township 7 South, Range 40 East, Big Horn County, Montana
               Section 10: S/2 SW/4
               Section 14: SW/4 SW/4
               Section 15: SW/4 NE/4, NW/4, SE/4 SW/4, NW/4 SE/4 & S/2 SE/4
               Section 21: E/2 SE/4
               Section 22: N/2 NE/4, NE/4 NW/4 & SW/4
               Section 27: N/2 NW/4

LEASE NO:      54
LESSOR:        Shirley Mahoney Sterling, dealing in her sole and separate property
LESSEE:        David J. Knapp
LEASE DATE:    May 26, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 339
DESCRIPTION:   Township 6 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 14: SW/4 NE/4, S/2 NW/4, & N/2 SW/4
               Section 15: S/2 NE/4

LEASE NO:      55
LESSOR:        STANDARD ENERGY CORPORATION, a Utah Corporation
LESSEE:        SAVANT RESOURCES LLC
LEASE DATE:    June 5, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 477, Big Horn County
DESCRIPTION:   Only insofar as lease covers the following described lands:
               Township 6 South, Range 40 East, M.P.M., Big Horn County, Montana
               Section 1: SE/4 SE/4
               Section 2: Lot 4 (36.78), SW/4 NW/4, W/2 SW/4, SE/4 SW/4 & S/2
               SE/4
               Section 3: Lots 1 (37.24), 2 (37.77), 3 (38.29), 4 (38.82), S/2
               N/2, N/2 SW/4 & SW/4 SW/4

                                                 BIG HORN COUNTY, MONTANA PART 2

               Section 4: Lots 1 (39.25), 2 (39.59), 3 (39.93), S/2 NE/4, SE/4
               NW/4, NE/4 SW/4, N/2 SE/4
               Section 11: N/2 and SE/4
               Section 12: N/2 NE/4, SW/4 NE/4, NW/4, N/2 SW/4, SW/4 SW/4 & E/2
               SE/4
               Section 13: N/2 & N/2 S/2
               Section 14: N/2 NE/4 & NE/4 NW/4
               Section 23: SE/4 SE/4
               Section 24: SW/4 SW/4
               Section 25: N/2
               Section 26: E/2 NE/4

LEASE NO:      56
LESSOR:        Peggy Sauer Kirkemo, individually, and as Trustee of that Inter
               Vivos Trust Agreement dated the 30th day of July, 1981, restated
               the 8th day of April 1991
LESSEE:        David J. Knapp
LEASE DATE:    June 16, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 797
DESCRIPTION:   Township 8 South, Range 40 East, M.P.M., Big Horn County, Montana
               Section 10: S/2 NE/4 & N/2 SE/4
               Section 11: SW/4 NW/4, N/2 SW/4 & NW/4 SE/4
               Section 12: E/2 SE/4
               Section 13: NE/4, NE/4 NW/4, NE/4 SE/4, S/2 SE/4, SE/4 SW/4, LESS all that portion of Section 13 conveyed to the State Water
               Conservation Board recorded in Deed Book 23, at Page 202

               Township 8 South, Range 41 East, M.P.M., Big Horn County, Montana
               Section 5: E/2 SW/4 & SW/4 SW/4
               Section 7: Lots 2, 3, 4, N/2 NE/4, SW/4 NE/4, E/2 NW/4 & NE/4
               SW/4
               Section 8: NW/4 NW/4
               Section 18: Lots 1, 2, 3, 4, LESS all that portion of Section 18 conveyed to the State Water Conservation Board recorded in Deed Book 23, at Page 202
               Section 19: Lot 1 & NE/4 NW/4

LEASE NO:      57
LESSOR:        Margaret Agnes Kirkemo, a single woman
LESSEE:        David J. Knapp
LEASE DATE:    June 16, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 801
DESCRIPTION:   Township 8 South, Range 40 East, M.P.M., Big Horn County, Montana
               Section 10: S/2 NE/4 & N/2 SE/4
               Section 11: SW/4 NW/4, N/2 SW/4 & NW/4 SE/4
               Section 12: E/2 SE/4
               Section 13: NE/4, NE/4 NW/4, NE/4 SE/4, S/2 SE/4, SE/4 SW/4, LESS all that portion of Section 13 conveyed to the State Water
               Conservation Board recorded in Deed Book 23, at Page 202

               Township 8 South, Range 41 East, M.P.M., Big Horn County, Montana
               Section 5: E/2 SW/4, SW/4 SW/4
               Section 7: Lots 2, 3, 4, N/2 NE/4, SW/4 NE/4, E/2 NW/4 & NE/4
               SW/4
               Section 8: NW/4 NW/4
               Section 18: Lots 1, 2, 3, 4, LESS all that portion of Section 18 conveyed to the State Water Conservation Board recorded in Deed Book 23, at Page 202
               Section 19: Lot 1, NE/4 NW/4

LEASE NO:      58
LESSOR:        Bobbee Elliott, a/k/a Bobbee Elliot, dealing in her sole and separate property
LESSEE:        David J. Knapp
LEASE DATE:    June 16, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 793
DESCRIPTION:   Township 7 1/2 South, Range 40 East, M.P.M., Big Horn County,
               Montana
               Section 35: SW/4 SE/4, S/2 SW/4

               Township 8 South, Range 40 East, M.P.M., Big Horn County, Montana
               Section 1: Lots 3, 4, S/2 NW/4
               Section 2: Lots 2, 3, 4
               Section 3: Lot 1, SE/4 NE/4
               Section 10: S/2 NE & N/2 SE/4
               Section 11: SW/4 NW/4, N/2 SW/4 & NW/4 SE/4
               Section 12: E/2 SE/4
               Section 13: NE/4, NE/4 NW/4, NE/4 SE/4, S/2 SE/4, SE/4 SW/4, LESS all that portion of Section 13 conveyed to the State Water Conservation Board recorded in Deed Book 23, at Page 202

                                                 BIG HORN COUNTY, MONTANA PART 2

               Township 8 South, Range 41 East, M.P.M., Big Horn County, Montana
               Section 5: E/2 SW/4 & SW/4 SW/4
               Section 7: Lots 2, 3, 4, N/2 NE/4, SW/4 NE/4, E/2 NW/4 & NE/4
               SW/4
               Section 8: NW/4 NW/4
               Section 18: Lots 1, 2, 3, 4, LESS all that portion of Section 18 conveyed to the State Water Conservation Board recorded in Deed Book 23, at Page 202
               Section 19: Lot 1 & NE/4 NW/4

LEASE NO:      59
LESSOR:        Jackie Powell, dealing in her sole and separate property
LESSEE:        David J. Knapp
LEASE DATE:    June 16, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 536
DESCRIPTION:   Township 7 1/2 South, Range 40 East, M.P.M., Big Horn County,
               Montana
               Section 35: SW/4 SE/4, S/2 SW/4

               Township 8 South, Range 40 East, M.P.M., Big Horn County, Montana
               Section 1: Lots 3, 4, S/2 NW/4
               Section 2: Lots 2, 3, 4
               Section 3: Lot 1, SE/4 NE/4
               Section 10: S/2 NE & N/2 SE/4
               Section 11: SW/4 NW/4, N/2 SW/4 & NW/4 SE/4
               Section 12: E/2 SE/4
               Section 13: NE/4, NE/4 NW/4, NE/4 SE/4, S/2 SE/4, SE/4 SW/4, LESS all that portion of Section 13 conveyed to the State Water Conservation Board recorded in Deed Book 23, at Page 202

               Township 8 South, Range 41 East, M.P.M., Big Horn County, Montana
               Section 5: E/2 SW/4 & SW/4 SW/4
               Section 7: Lots 2, 3, 4, N/2 NE/4, SW/4 NE/4, E/2 NW/4 & NE/4
               SW/4
               Section 8: NW/4 NW/4
               Section 18: Lots 1, 2, 3, 4, LESS all that portion of Section 18 conveyed to the State Water Conservation Board recorded in Deed Book 23, at Page 202
               Section 19: Lot 1 & NE/4 NW/4

LEASE NO:      60
LESSOR:        Robert E. Lee and Georgann Lee, husband and wife
LESSEE:        David J. Knapp
LEASE DATE:    June 16, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 532
DESCRIPTION:   Township 7 1/2 South, Range 40 East, M.P.M., Big Horn County,
               Montana
               Section 35: SW/4 SE/4, S/2 SW/4

               Township 8 South, Range 40 East, M.P.M., Big Horn County, Montana
               Section 1: Lots 3, 4, S/2 NW/4
               Section 2: Lots 2, 3, 4
               Section 3: Lot 1, SE/4 NE/4
               Section 10: S/2 NE & N/2 SE/4
               Section 11: SW/4 NW/4, N/2 SW/4 & NW/4 SE/4
               Section 12: E/2 SE/4
               Section 13: NE/4, NE/4 NW/4, NE/4 SE/4, S/2 SE/4, SE/4 SW/4, LESS all that portion of Section 13 conveyed to the State Water Conservation Board recorded in Deed Book 23, at Page 202

               Township 8 South, Range 41 East, M.P.M., Big Horn County, Montana
               Section 5: E/2 SW/4 & SW/4 SW/4
               Section 7: Lots 2, 3, 4, N/2 NE/4, SW/4 NE/4, E/2 NW/4 & NE/4
               SW/4
               Section 8: NW/4 NW/4
               Section 18: Lots 1, 2, 3, 4, LESS all that portion of Section 18 conveyed to the State Water Conservation Board recorded in Deed Book 23, at Page 202
               Section 19: Lot 1 & NE/4 NW/4

LEASE NO:      61
LESSOR:        Belle Thompson, a single woman
LESSEE:        David J. Knapp
LEASE DATE:    June 16, 1998
PRIMARY TERM:  5 years
RECORDED:      Book 43, Page 528
DESCRIPTION:   Township 7 1/2 South, Range 40 East, M.P.M., Big Horn County,
               Montana
               Section 35: SW/4 SE/4, S/2 SW/4

               Township 8 South, Range 40 East, M.P.M., Big Horn County, Montana

                                                 BIG HORN COUNTY, MONTANA PART 2

               Section 1: Lots 3, 4, S/2 NW/4
               Section 2: Lots 2, 3, 4
               Section 3: Lot 1, SE/4 NE/4
               Section 10: S/2 NE & N/2 SE/4
               Section 11: SW/4 NW/4, N/2 SW/4 & NW/4 SE/4
               Section 12: E/2 SE/4
               Section 13: NE/4, NE/4 NW/4, NE/4 SE/4, S/2 SE/4, SE/4 SW/4, LESS all that portion of Section 13 conveyed to the State Water Conservation Board recorded in Deed Book 23, at Page 202

               Township 8 South, Range 41 East, M.P.M., Big Horn County, Montana
               Section 5: E/2 SW/4 & SW/4 SW/4
               Section 7: Lots 2, 3, 4, N/2 NE/4, SW/4 NE/4, E/2 NW/4 & NE/4
               SW/4
               Section 8: NW/4 NW/4
               Section 18: Lots 1, 2, 3, 4, LESS all that portion of Section 18 conveyed to the State Water Conservation Board recorded in Deed Book 23, at Page 202
               Section 19: Lot 1 & NE/4 NW/4

LEASE NO:      62
LESSOR:        State of Montana #32, 926-98
LESSEE:        David J. Knapp
LEASE DATE:    September 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 8 South, Range 40 East, M.P.M., Big Horn County, Montana
               Section 35: Part NE/4 SE/4:
               Starting at the SE corner of Section 35, T. 8 S., R. 40 E., and running thence northerly 1,710.0 feet to the point of beginning;
               thence N. 54 degrees 31' W., 1,111.4 feet; thence N. 7 degrees
               26' E., 231.9 feet; thence S. 77 degrees 37' E., 210.0 feet;
               thence S. 64 degrees 28' E., 742.5 feet; thence south and along the east line of said Section 35, 510.0 feet to the point of beginning and containing 8.14 acres more or less.

LEASE NO:      63
LESSOR:        USDI-BLM (MTM-88702)
LESSEE:        David J. Knapp
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 7.5 South, Range 41 East, PMM, Big Horn County, Montana
               Section 31: Lots 1-6 incl.; NE/4 SW/4, N/2 SE
               Section 32: Lot 4, NW SW
               Section 33: Lots 1, 2; S/2 NW/4 SW/4, S/2 SW, SE/4

LEASE NO:      64
LESSOR:        USDI-BLM (MTM-88703)
LESSEE:        David J. Knapp
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 8 South, Range 41 East, PMM, Big Horn County, Montana
               Section 4: Lots 1, 2, 3, 4; S/2 NE/4, SE/4 NW/4, S/2
               Section 5: E/2 SE/4
               Section 9: All

LEASE NO:      65
LESSOR:        USDI-BLM (MTM-88704)
LESSEE:        David J. Knapp
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 8 South, Range 41 East, PMM, Big Horn County, Montana
               Section 6: Lots 3-7 incl.; SW/4 NE/4, SE/4 NW/4, E/2 SW/4, W/2
               SE/4
               Section 7: Lots 1; SE/4 NE/4, SE/4 SW/4, SE/4
               Section 8: NE/4, NE/4 NW/4, S/2 NW/4, N/2 SW/4, SW/4 SW/4, NW/4
               SE/4

LEASE NO:      66
LESSOR:        USDI-BLM (MTM-88705)
LESSEE:        David J. Knapp
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 8 South, Range 41 East, PMM, Big Horn County, Montana
               Section 17: NE/4, S/2 NW/4, NE/4 SW/4, N/2 SE/4
               Section 18: E/2, E/2 W/2
               Section 19: Lots 2, 3, 4; N/2 NE/4, SE/4 NW/4, E/2 SW/4

                                                 BIG HORN COUNTY, MONTANA PART 2

LEASE NO:      67
LESSOR:        USDI-BLM (MTM-88706)
LESSEE:        David J. Knapp
LEASE DATE:    November 1, 1998
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 8 South, Range 41 East, PMM, Big Horn County, Montana
               Section 20: S/2 S/2
               Section 21: S/2

LEASE NO:      68
LESSOR:        Rose Hamblin and Melvin Hamblin, wife and husband
LESSEE:        Triangle Three Inc.
LEASE DATE:    February 9, 2001
PRIMARY TERM:  5 years
RECORDED:      Book 58, Page 541
DESCRIPTION:   Township 6 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 22: SE/4 NW/4, SW/4 NE/4, E/2 SW/4, W/2 SE/4, SE/4 SE/4
               Section 26: W/2 SW/4
               Section 27: S/2 NE/4, SE/4, W/2
               Section 28: Lots 2 (28.75), 3 (29.71), 4 (34.16), E/2 SW/4, S/2
               NE/4, SE/4
               Section 29: SE/4 SW/4, SW/4SE/4
               Section 31: Lot 3 (31.83), NE/4 SW/4, SE/4
               Section 32: W/2 NE/4, E/2 NW/4, W/2 SW/4, SE/4 SW/4, NW/4 SE/4,
               S/2 SE/4
               Section 33: Lots 1 (38.89), 2 (39.10), 3 (40.95), 5 (41.48), 6
               (40.95), 7 (39.05), 8 (38.84), 9 (37.56), 10 (37.56), 11 (37.51),
               12 (37.51), NE/4 SW/4, S/2 SW/4
               Section 34: NE/4, SW/4
               Section 35: NW/4

               Township 7 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 3: Lots 1 (39.68), 2 (39.68), 6 (42.82), 7 (42.60), SW/4
               NW/4, SW/4, W/2 SE/4
               Section 4: Lots 1 (39.70), 2 (39.74), S/2 NE/4
               Section 5: Lot 3 (39.72), SW/4 NE/4, SE/4 SW/4, SE/4
               Section 8: NE/4 NE/4

LEASE NO:      69
LESSOR:        Weldon Curran and Mary I. Curran, husband and wife
LESSEE:        Triangle Three Inc.
LEASE DATE:    February 6, 2001
PRIMARY TERM:  5 years
RECORDED:      Book 58, Page 544
DESCRIPTION:   Township 6 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 22: SE/4 NW/4, SW/4 NE/4, E/2 SW/4, W/2 SE/4, SE/4 SE/4
               Section 26: W/2 SW/4
               Section 27: S/2 NE/4, SE/4, W/2
               Section 28: Lots 2 (28.75), 3 (29.71), 4 (34.16), E/2 SW/4, S/2
               NE/4, SE/4
               Section 29: SE/4 SW/4, SW/4SE/4
               Section 31: Lot 3 (31.83), NE/4 SW/4, SE/4
               Section 32: W/2 NE/4, E/2 NW/4, W/2 SW/4, SE/4 SW/4, NW/4 SE/4,
               S/2 SE/4
               Section 33: Lots 1 (38.89), 2 (39.10), 3 (40.95), 5 (41.48), 6
               (40.95), 7 (39.05), 8 (38.84), 9 (37.56), 10 (37.56), 11 (37.51),
               12 (37.51), NE/4 SW/4, S/2 SW/4
               Section 34: NE/4, SW/4
               Section 35: NW/4

               Township 7 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 3: Lots 1 (39.68), 2 (39.68), 6 (42.82), 7 (42.60), SW/4
               NW/4, SW/4, W/2 SE/4
               Section 4: Lots 1 (39.70), 2 (39.74), S/2 NE/4
               Section 5: Lot 3 (39.72), SW/4 NE/4, SE/4 SW/4, SE/4
               Section 8: NE/4 NE/4

LEASE NO:      70
LESSOR:        John Curran, Jr aka Johnny Curran and Delores E. Curran, husband and wife
LESSEE:        McCartney Petroleum Inc.
LEASE DATE:    March 15, 2003
PRIMARY TERM:  3 years from April 26, 2003
RECORDED:      Book 69 Page 996
DESCRIPTION:   Township 6 South, Range 39 East, M.P.M., Big Horn County, Montana

                                                 BIG HORN COUNTY, MONTANA PART 2

               Section 22: SE/4 NW/4, SW/4 NE/4, E/2 SW/4, W/2 SE/4, SE/4 SE/4
               Section 26: W/2 SW/4
               Section 27: S/2 NE/4, SE/4, W/2
               Section 28: Lots 2 (28.75), 3 (29.71), 4 (34.16), E/2 SW/4, S/2
               NE/4, SE/4
               Section 29: SE/4 SW/4, SW/4SE/4
               Section 31: Lot 3 (31.83), NE/4 SW/4, SE/4
               Section 32: W/2 NE/4, E/2 NW/4, W/2 SW/4, SE/4 SW/4, NW/4 SE/4,
               S/2 SE/4
               Section 33: Lots 1 (38.89), 2 (39.10), 3 (40.95), 5 (41.48), 6
               (40.95), 7 (39.05), 8 (38.84), 9 (37.56), 10 (37.56), 11 (37.51),
               12 (37.51), NE/4 SW/4, S/2 SW/4
               Section 34: NE/4, SW/4
               Section 35: NW/4

               Township 7 South, Range 39 East, M.P.M., Big Horn County, Montana
               Section 3: Lots 1 (39.68), 2 (39.68), 6 (42.82), 7 (42.60), SW/4
               NW/4, SW/4, W/2 SE/4
               Section 4: Lots 1 (39.70), 2 (39.74), S/2 NE/4
               Section 5: Lot 3 (39.72), SW/4 NE/4, SE/4 SW/4, SE/4
               Section 8: NE/4 NE/4

LEASE NO:
LESSOR:        USDI-BLM (MTM-89289)
LESSEE:        W. H. Champion
LEASE DATE:    July 1, 1999
PRIMARY TERM:  10 years
RECORDED:      Not recorded
DESCRIPTION:   Township 8 South, Range 43 East, Big Horn County, Montana
               Section 4: S1/2NW1/4
               Section 5: S1/2NE1/4

                               END OF EXHIBIT "A"

Return to:

                                    EXHIBIT A

                     CAMPBELL AND CONVERSE COUNTIES, WYOMING

Attached to and made a part of that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement from
   Dolphin Energy Corporation (Mortgagor) for the benefit of Promethean Asset
                               Management L.L.C.

   Unless otherwise indicated on this schedule, Mortgagor owns a proportionate eighty percent (80%) or greater Net Revenue Interest in the following described
                                Leases and Lands

                                                                          SERIAL NO.            PROSPECT       MINERAL
  ORIGINAL LESSOR        DATED               LEGAL                ACRES    OR BOOK     TERM       NAME         OWNER
BLM                   7/1/1995    T41N, R72W, Section 4:         840.04   WYW-        10 yrs  Glasgow       United States
                                  NESW, Section 7: Lot 4,                 136948                            of America
                                  NENE, SENW, NESW;
                                  Section 8: SWNE, N/2NW,
                                  NWSE; Section 18:
                                  E/2NE; Section 19: L

State of Wyoming      11/2/1998   T41N, R72W, Section 16:        640.00   98-00449    5 yrs   Glasgow       State of
                                  All                                                                       Wyoming
State of Wyoming      11/2/1998   T41N, R72W, Section 29:        120.00   98-00450    5 yrs   Glasgow       State of
                                  S/2SW, SWSE                                                               Wyoming
State of Wyoming      12/1/1997   T41N, R72W, Section 31:         40.00   97-00600    5 yrs   Glasgow       State of
                                  SESE                                                                      Wyoming
State of Wyoming      11/2/1998   T41N, R72W, Section 32:         80.00   98-00451    5 yrs   Glasgow       State of
                                  N/2NE                                                                     Wyoming
BLM                   7/1/1993    T55N, R74W, Section 1:        1091.17   WYW-        10 yrs  West Recluse  United States
                                  E/2SW; Section 2: Lots 9,               129531                            of America
                                  10, W/2SE; Section 3: Lot
                                  9; Section 5: Lots 7-12;
                                  Section 6: SESE; Section 7:

Dianna Engler         4/25/2002   T55N, R74W, Section 1:         203.73   1759        4 yrs   West Recluse  Dianna Engler
                                  W/2SW; Section 2: SESE,
                                  Lot 5; Section 11: Lot 1;
                                  Section 12: Lot 3

Wilma Villicano       4/25/2002   T55N, R74W, Section 1:         203.73   1759        4 yrs   West Recluse  Wilma
                                  W/2SW; Section 2: SESE,                                                   Villicano
                                  Lot 5; Section 11: Lot 1;
                                  Section 12: Lot 3

Maycle Wood           4/25/2002   T55N, R74W, Section 1:         203.73   1759        4 yrs   West Recluse  Maycle Wood
                                  W/2SW; Section 2: SESE,
                                  Lot 5; Section 11: Lot 1;
                                  Section 12: Lot 3

Viola Ross            4/25/2002   T55N, R74W, Section 1:      203.73   1759        4 yrs   West Recluse  Viola Ross
                                  W/2SW; Section 2: SESE,
                                  Lot 5; Section 11: Lot 1;
                                  Section 12: Lot 3

Tony Tays             4/25/2002   T55N, R74W, Section 1:      203.73   1759        4 yrs   West Recluse  Tony Tays
                                  W/2SW; Section 2: SESE,
                                  Lot 5; Section 11: Lot 1;
                                  Section 12: Lot 3

BLM                   4/1/1995    T55N, R74W, Section 2:      40.00    WYW-        10 yrs  West Recluse  United States
                                  NESE                                 135508                            of America
Fred & Eva Dabney     9/13/2002   T55N, R74W, Section 3:      48.26                3 yrs   West Recluse  Eva L. Dabney
                                  Lot 8, W/2SENW

Milton A Middleswart  9/13/2002   T55N, R74W, Section 3:      48.26    1797        3 yrs   West Recluse  Milton A.
                                  Lot 8, W/2SENW                                                         Middleswart
Florence E. Miller    3/10/1997   T55N, R74W, Section 3:      48.26    1422                West Recluse  Florence E.
                                  Lot 8, W/2SENW                                                         Bryant
Dorie J. Barbe        11/25/1998  T55N, R74W, Section 5:      40.00    1528        5 yrs   West Recluse  Bow & Arrow
                                  Tract 74 (AKA NESW)                                                    Ranch Inc.
James & Dana          5/29/1998   T55N, R74W, Section 5:      40.00    1493        5 yrs   West Recluse  James & Dana
Delaney                           Tract 74 (AKA NESW)                                                    Delaney
BLM                   11/1/1993   T55N, R74W, Section 8:      37.89    WYW-        10 yrs  West Recluse  United States
                                  Lot 3                                159616                            of America
Doris Chaffin         11/26/2002  T55N, R74W, Section 12:    128.33    1817        5 yrs   West Recluse  Doris Chaffin
                                  Lots 4, 8, 9, 10, SENW

Interests of Dolphin Energy Corporation in all Leases are subject to a drilling commitment in a Letter of Intent between Dolphin Energy Corporation and Tower Colombia Corporation, North Finn, LLC and American Oil & Gas, Inc. dated June 16, 2004

                                   EXHIBIT "A"
                             CUSTER COUNTY, MONTANA

Attached to and made a part of that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement from
   Dolphin Energy Corporation (Mortgagor) for the benefit of Promethean Asset
                                Management L.L.C.

   Unless otherwise indicated on this schedule, Mortgagor owns a proportionate eighty percent (80%) or greater Net Revenue Interest in the following Leases and
                                     Lands:

 LEASE NO             LESSOR                  LESSEE        DATE                DESCRIPTION              ACRES      BOOK    PAGE
MTM-89055   Bureau of Land Management     W. H. Champion   4/1/1999  Township 1 North-Range 46 East      960.00    Doc. #  112516
                                                                     Section 28: S1/2
                                                                     Section 34: All

MTM-89557   Bureau of Land Management     W. H. Champion  12/1/1999  Township 1 North-Range 46 East    1,632.05
                                                                     Section 14: S1/2
                                                                     Section 18: Lots 1,2, E1/2NW1/4,
                                                                                 NE1/4
                                                                     Section 20: NE1/4NE1/4,
                                                                                 W1/2NW1/4,
                                                                                 SE1/4SW1/4, SE1/4
                                                                     Section 24: Lot 1, NW1/4NE1/4,
                                                                                 NW1/4, W1/2SW1/4
                                                                     Section 30: Lots 1,2, E1/2NW1/4,
                                                                                 NE1/4

33, 309-99  State of Montana              W. H. Champion   9/8/1999  Township 1 North, Range 46 East     640.00    Doc. #  112779
                                                                     Section 16: All

33, 310-99  State of Montana              W. H. Champion   9/8/1999  Township 1 North, Range 46 East     640.00    Doc. #  112778
                                                                     Section 36: All


NAMI-1      Douglas A. Cahill and         W. H. Champion  1/14/2000  Township 1 South, Range 46 East     658.10    Doc. #  114403
            Shelly S. Cahill, husband &                              (Powder River)
            wife                                                     Section 2: Lots 3(48.97),
                                                                                4(49.13), 5(40.00),
                                                                                6(40.00), 7(40.00),
                                                                                8(40.00), 9(40.00),
                                                                                10(40.00)
                                                                     Township 1 North, Range 46 East
                                                                     (Custer)
                                                                     Section 32: S1/2

NAMI-2      Richard E. Hough, aka         W. H. Champion  1/17/2000  Township 1 South, Range 46 East     800.00    Doc. #  114404
            R. E. Hough and Nicole                                   (Powder River)
            Hough, husband & wife                                    Section 2: Lots 7(40.00),
                                                                                8(40.00), 9(40.00),
                                                                                10(40.00)
                                                                     Township 1 North, Range 46 East
                                                                     (Custer)
                                                                     Section 32: All

NAMI-4      Thelma Ilene Ballensky,       W. H. Champion  3/16/2000  Township 1 South, Range 46 East   978.10    Doc. #  114408
            a married woman                                          (Powder River)
                                                                     Section 2: Lots 3(48.97),
                                                                                4(49.13), 5(40.00),
                                                                                6(40.00), 7(40.00),
                                                                                8(40.00), 9(40.00),
                                                                                10(40.00)
                                                                     Township 1 North, Range 46 East

                                                                     (Custer)
                                                                     Section 32: All
NAMI-5      Ethel C. Ewing Saunders,      W. H. Champion  3/16/2000  Township 1 South, Range 46 East   978.10    Doc. #  114409
            a married woman                                          (Powder River)
                                                                     Section 2: Lots 3(48.97),
                                                                                4(49.13), 5(40.00),
                                                                                6(40.00), 7(40.00),
                                                                                8(40.00), 9(40.00),
                                                                                10(40.00)
                                                                     Township 1 North, Range 46 East
                                                                     (Custer)
                                                                     Section 32: All

NAMI-6      Wanda Yvetta McIntosh, aka    W. H. Champion  5/23/2000  Township 1 South, Range 46 East   978.10    Doc. #  114881
            Wanda Yvette McIntosh,                                   (Powder River)
            a widow                                                  Section 2: Lots 3(48.97),
                                                                                4(49.13), 5(40.00),
                                                                                6(40.00), 7(40.00),
                                                                                8(40.00), 9(40.00),
                                                                                10(40.00)
                                                                     Township 1 North, Range 46 East
                                                                     (Custer)
                                                                     Section 32: All

NAMI-7      Betty L. Nesbit, fka Betty    W. H. Champion  3/16/2000  Township 1 North, Range 46 East   320.00    Doc. #  114402
            L. McLean, a married woman                               (Custer)
                                                                     Section 32: N1/2

NAMI-8      Catherine Lee Clarkin Saltz,  W. H. Champion  3/16/2000  Township 1 North, Range 46 East   320.00    Doc. #  114407
            a married woman                                          (Custer)
                                                                     Section 32: N1/2

NAMI-9      Margaret Julia Tooke,         W. H. Champion  3/16/2000  Township 1 North, Range 46 East   320.00    Doc. #  114410
            a widow                                                  (Custer)
                                                                     Section 32: N1/2

                                   EXHIBIT "B"

      NO LEASES IN THIS COUNTY

                                   EXHIBIT "C"

      NO WELLS IN THIS COUNTY

                                   EXHIBIT "A"
                          POWDER RIVER COUNTY, MONTANA

Attached to and made a part of that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement from
   Dolphin Energy Corporation (Mortgagor) for the benefit of Promethean Asset
                               Management L.L.C.
   Unless otherwise indicated on this schedule, Mortgagor owns a proportionate eighty percent (80%) or greater Net Revenue Interest in the following described
                               Leases and Lands.

LEASE NO              LESSOR                   LESSEE         DATE                 DESCRIPTION                ACRES   BOOK  PAGE
1         Donald T. Sterling and           W. H. Champion  12/18/1998  Township 4 South, Range 48 East       1240.52   58    821
          Daisy E. Sterling,                                           Section 32:  N1/2, SW1/4
          husband and wife
                                                                       Township 5 South, Range 48 East
                                                                       Section 5: Lots 2(40.15), 3(40.25),
                                                                                  4(40.35), SW1/4NE1/4,
                                                                                  S1/2NW1/4
                                                                       Section 6: Lots 1(40.35), 2(40.25),
                                                                                  3(40.15), 5(39.45),
                                                                                  6(39.57), S1/2NE1/4,
                                                                                  SE1/4NW1/4, NE1/4SW1/4,
                                                                                  SE1/4

2         Dennis Lyda and Bonnie A. Lyda,  W. H. Champion  12/18/1998  Township 5 South, Range 47 East       1678.33   58    693
          husband and wife                                             Section  1: Lots 1(41.88), 2(38.20),
                                                                                   3(38.52), N1/2,
                                                                                   N1/2SW1/4, NW1/4SE1/4
                                                                       Section 23: NE1/4NE1/4, S1/2NE1/4,
                                                                                   NW1/4, N1/2SW1/4,
                                                                                   SE1/4SW1/4, SE1/4
                                                                       Section 25: W1/2SW1/4
                                                                       Section 26: SW1/4NE1/4, N1/2NW1/4,
                                                                                   SE1/4NW1/4, E1/2SE1/4
                                                                       Section 34: SW1/4NE1/4, W1/2NW1/4,
                                                                                   SE1/4NW1/4
                                                                       Section 35: NE1/4NE1/4

                                                                       Township 5 South, Range 48 East
                                                                       Section 6: Lot 4(39.73)

3         Sterling and Lyda, Inc.,         W. H. Champion  12/18/1998  Township 5 South, Range 47 East        120.00   58    697
          a Montana Corporation                                        Section 26: N1/2NE1/4, SE1/4NE1/4

LEASE NO              LESSOR                   LESSEE         DATE                 DESCRIPTION                ACRES    BOOK  PAGE
4         Donald A. Ottesen and            W. H. Champion   1/5/1999   Township 5 South, Range 48 East        1678.69   58    669
          Lucille M. Ottesen, husband and                              Section 18: Lots 1(39.57), 2(39.64),
          wife                                                                     3(39.70), 4(39.77),
                                                                                   NW1/4NE1/4,
                                                                                   E1/2W1/2 less a 0.81
                                                                                   acre tract in the
                                                                                   NW1/4NE1/4as more
                                                                                   completely descrobed in
                                                                                   Book 10, page 360
                                                                       Section 19: Lots 3(39.93), 4(39.97),
                                                                                   E1/2W1/2
                                                                       Section 30: Lot 1(40.00), NE1/4NW1/4

                                                                       Township 5 South, Range 47 East
                                                                       Section 12: Lots 3(40.00), 4(40.00),
                                                                                   5(40.00), 6(40.00),
                                                                                   10(40.00), 11(40.00),
                                                                                   12(40.00), 14(40.00),
                                                                                   15(40.00), W1/2
                                                                       Section 13: Lots 1(40.92), 2(40.00),
                                                                                   3(40.00), 4(40.00),
                                                                                   NW1/4

5         Gali Ranch, Inc., a Montana      W. H. Champion   1/5/1999   Township 4 South, Range 49 East       3,432.01   58    629
          Corporation                                                  Section 18: S1/2S1/2S1/2SE1/4NE1/4
                                                                       Section 20: NW1/4NW1/4
                                                                       Section 28: SE1/4NE1/4, S1/2
                                                                       Section 29: SW1/4NE1/4, S1/2NW1/4,
                                                                                   SW1/4, NW1/4SE1/4,
                                                                                   E1/2SE1/4
                                                                       Section 30: SE1/4NE1/4, SE1/4
                                                                       Section 31: Lots 9(40.00),
                                                                                   10(40.00), 12(42.47),
                                                                                   13(42.46)
                                                                       Section 32: Lots 3(40.00), 4(40.00),
                                                                                   5(40.00), 6(40.00),
                                                                                   NW1/4
                                                                       Section 33: Lots 1(40.00), 2(40.00),
                                                                                   7(40.00), 8(40.00),
                                                                                   9(41.28), 10(41.55),
                                                                                   NE1/4, E1/2NW1/4

                                                                       Township 5 South, Range 48 East
                                                                       Section  1: Lot 1(40.00), SW1/4,
                                                                                   SE1/4SE1/4
                                                                       Section  2: Lot 1(40.01), S1/2NE1/4,
                                                                                   NE1/4SE1/4
                                                                       Section 12: N1/2NE1/4, E1/2W1/2
                                                                       Section 13: NE1/4NW1/4
                                                                       Section 14: S1/2NE1/4, SE1/4

                                                                       Township 5 South, Range 49 East
                                                                       Section  5: Lots 3(40.93), 4(40.85),
                                                                                   SW1/4NW1/4
                                                                       Section  6: Lots 4(46.18), 5(45.70),
                                                                                   6(45.58), S1/2NE1/4,
                                                                                   SE1/4NW1/4,
                                                                                   NE1/4SW1/4, N1/2SE1/4,
                                                                                   SW1/4SE1/4

LEASE NO              LESSOR                   LESSEE         DATE                 DESCRIPTION                ACRES    BOOK  PAGE
6         Oral Lei Ranch,                  W. H. Champion   1/5/1999   Township 5 South, Range 48 East       1,833.93   58    645
          a Montana Corporation                                        Section  7: Lots 2(39.38), 3(39.44),
                                                                                   SE1/4NW1/4
                                                                                   N1/2NE1/4SW1/4,
                                                                                   N1/2NW1/4SE1/4
                                                                       Section 20: E1/2NE1/4
                                                                       Section 21: N1/2, SE1/4, E1/2SW1/4
                                                                       Section 22: Lots 1(40.36), 2(40.36),
                                                                                   3(40.92), 4(40.92),
                                                                                   7(40.50), 8(40.50)
                                                                       Section 23: W1/2SW1/4
                                                                       Section 29: W1/2NE1/4, NW1/4,
                                                                                   N1/2SW1/4,
                                                                                   NW1/4SE1/4 less a 5.00
                                                                                   acre tract in the
                                                                                   northeast corner of the
                                                                                   NW1/4NE1/4 deeded to
                                                                                   School District 89 of
                                                                                   Powder River County, MT
                                                                                   as more completely
                                                                                   described in Book 1 of
                                                                                   deeds, page 470
                                                                       Section 31: Lot 1(40.00),
                                                                                   NE1/4NW1/4, N1/2NE1/4

                                                                       Township 5 South, Range 47 East
                                                                       Section 12: Lots 1(38.15), 2(40.00),
                                                                                   7(40.00), 8(38.85),
                                                                                   9(39.55)

6-A       Charles S. Lei and Joyce Lei,    W. H. Champion   1/5/1999   Township 5 South, Range 48 East        1793.93   58    650
          husband and wife                                             Section  7: Lots 2(39.38), 3(39.44),
                                                                                   SE1/4NW1/4
                                                                       Section 20: E1/2NE1/4
                                                                       Section 21: N1/2, SE1/4, E1/2SW1/4
                                                                       Section 22: Lots 1(40.36), 2(40.36),
                                                                                   3(40.92), 4(40.92),
                                                                                   7(40.50), 8(40.50)
                                                                       Section 23: W1/2SW1/4
                                                                       Section 29: W1/2NE1/4, NW1/4,
                                                                                   N1/2SW1/4,
                                                                                   NW1/4SE1/4 less a 5.00
                                                                                   acre tract in the
                                                                                   northeast corner of the
                                                                                   NW1/4NE1/4 deeded to
                                                                                   School District 89 of
                                                                                   Powder River County, MT
                                                                                   as more completely
                                                                                   described in Book 1 of
                                                                                   deeds, page 470

                                                                       Section 31: Lot 1(40.00),
                                                                                   NE1/4NW1/4, N1/2NE1/4

                                                                       Township 5 South, Range 47 East
                                                                       Section 12: Lots 1(38.15), 2(40.00),
                                                                                   7(40.00), 8(38.85),
                                                                                   9(39.55)

6-B       Jon Ann Gamble and               W. H. Champion   1/6/1999   Township 5 South, Range 48 East        1793.93   58    653

LEASE NO              LESSOR                   LESSEE         DATE                 DESCRIPTION                ACRES    BOOK  PAGE
          William Gamble, wife and husband                             Section  7: Lots 2(39.38), 3(39.44),
                                                                                   SE1/4NW1/4
                                                                       Section 20: E1/2NE1/4
                                                                       Section 21: N1/2, SE1/4, E1/2SW1/4
                                                                       Section 22: Lots 1(40.36), 2(40.36),
                                                                                   3(40.92), 4(40.92),
                                                                                   7(40.50), 8(40.50)
                                                                       Section 23: W1/2SW1/4
                                                                       Section 29: W1/2NE1/4, NW1/4,
                                                                                   N1/2SW1/4,
                                                                                   NW1/4SE1/4 less a 5.00
                                                                                   acre tract in the
                                                                                   northeast corner of the
                                                                                   NW1/4NE1/4 deeded to
                                                                                   School District 89 of
                                                                                   Powder River County, MT
                                                                                   as more completely
                                                                                   described in Book 1 of
                                                                                   deeds, page 470

                                                                       Section 31: Lot 1(40.00),
                                                                                   NE1/4NW1/4, N1/2NE1/4

                                                                       Township 5 South, Range 47 East
                                                                       Section 12: Lots 1(38.15), 2(40.00),
                                                                                   7(40.00), 8(38.85),
                                                                                   9(39.55)

6-C       Clara J. Anderson and George M.  W. H. Champion   1/6/1999   Township 5 South, Range 48 East        1793.93   58    656
          Anderson, wife and husband                                   Section  7: Lots 2(39.38), 3(39.44),
                                                                                   SE1/4NW1/4
                                                                       Section 20: E1/2NE1/4
                                                                       Section 21: N1/2, SE1/4, E1/2SW1/4
                                                                       Section 22: Lots 1(40.36), 2(40.36),
                                                                                   3(40.92), 4(40.92),
                                                                                   7(40.50), 8(40.50)
                                                                       Section 23: W1/2SW1/4
                                                                       Section 29: W1/2NE1/4, NW1/4,
                                                                                   N1/2SW1/4,
                                                                                   NW1/4SE1/4 less a 5.00
                                                                                   tract in the northeast
                                                                                   corner of the NW1/4NE1/4
                                                                                   deeded to School District
                                                                                   89 of Powder River
                                                                                   County, MT as more
                                                                                   completely described in
                                                                                   Book 1 of Deeds, page
                                                                                   470.

                                                                       Section 31: Lot 1(40.00),
                                                                                   NE1/4NW1/4, N1/2NE1/4
                                                                       Township 5 South, Range 47 East

                                                                       Section 12: Lots 1(38.15), 2(40.00),
                                                                                   7(40.00), 8(38.85),
                                                                                   9(39.55)

7         Phoebe Ann Finlayson and Harry   W. H. Champion   1/6/1999   Township 6 South, Range 47 East         719.75   58    851
          R. Finlayson, wife and husband                               Section  1: S1/2SW1/4, SW1/4SE1/4
                                                                       Section 12: Lot 4(39.91),
                                                                                   NW1/4NE1/4, W1/2,
                                                                                   SW1/4SE1/4
                                                                       Section 13: Lot 1(39.84),
                                                                                   NW1/4NE1/4, N1/2NW1/4

8         Belva L. Lancaster, a widow      W. H. Champion   1/6/1999   Township 5 South, Range 48 East       1,625.50   58    806
                                                                       Section 25: Lot 4(41.31),
                                                                                   SW1/4NE1/4, S1/2NW1/4,
                                                                                   NW1/4SE1/4, E1/2SE1/4

LEASE NO              LESSOR                   LESSEE         DATE                 DESCRIPTION                 ACRES   BOOK  PAGE
                                                                       Section 26: Lot 1(41.59)

                                                                       Township 5 South, Range 49 East
                                                                       Section 17: SW1/4NW1/4
                                                                       Section 18: E1/2, SE1/4NW1/4
                                                                       Section 19: NE1/4
                                                                       Section 20: W1/2NW1/4
                                                                       Section 30: Lots 3(48.77), 4(48.79),
                                                                                   E1/2SW1/4, SW1/4SE1/4
                                                                       Section 31: N1/2NE1/4
                                                                       Section 32: NW1/4NW1/4

                                                                       Township 6 South, Range 49 East
                                                                       Section  4: Lots 1(41.13), 2(41.21),
                                                                                   3(41.31), 4(41.39),
                                                                                   S1/2N1/2

9         Earl A. Aye and Betty L. Aye,    W. H. Champion   1/8/1999   Township 3 South, Range 49 East         240.00   58    824
          husband and wife                                             Section 20: SW1/4, S1/2SE1/4

10        Ralph C. Carlat and Charlotte    W. H. Champion   1/8/1999   Township 5 South, Range 47 East         994.88   58    717
          L. Carlat, husband and wife                                  Section 34: S1/2

                                                                       Township 5 South, Range 48 East
                                                                       Section 23: S1/2NE1/4, NE1/4SE1/4
                                                                       Section 24: Lots 1(39.24), 2(39.65),
                                                                                   3(39.70), 4(39.29),
                                                                                   8(39.81)

                                                                       Township 6 South, Range 47 East
                                                                       Section  1: Lots 1(39.02), 2(39.67),
                                                                                   3(39.61), 4(39.55),
                                                                                   5(39.34),
                                                                                   N1/2SW1/4, NW1/4SE1/4

                                                                       Township 6 South, Range 48 East
                                                                       Section  5: SE1/4NE1/4

10-A      Carolyn M. Bull and Gary E.      W. H. Champion   /12/1999   Township 5 South, Range 47 East         677.19   58    723
          Bull, wife and husband                                       Section 34: S1/2

LEASE NO              LESSOR                   LESSEE         DATE                 DESCRIPTION                 ACRES    BOOK  PAGE
                                                                       Township 6 South, Range 47 East
                                                                       Section  1: Lots 1(39.02), 2(39.67),
                                                                                   3(39.61), 4(39.55),
                                                                                   5(39.34),
                                                                                   N1/2SW1/4, NW1/4SE1/4

                                                                       Township 6 South, Range 48 East
                                                                       Section  5: SE1/4NE1/4

10-B      Robert D. Carlat and Charlene    W. H. Champion   1/12/1999  Township 5 South, Range 47 East         677.19   58    720
          P. Carlat, husband and wife                                  Section 34: S1/2

                                                                       Township 6 South, Range 47 East
                                                                       Section  1: Lots 1(39.02), 2(39.67),
                                                                                   3(39.61), 4(39.55),
                                                                                   5(39.34),
                                                                                   N1/2SW1/4, NW1/4SE1/4

                                                                       Township 6 South, Range 48 East
                                                                       Section  5:  SE1/4NE1/4

10-C      James A. Carlat, a single man    W. H. Champion   1/12/1999  Township 5 South, Range 47 East         677.19   58    708
                                                                       Section 34: S1/2

                                                                       Township 6 South, Range 47 East
                                                                       Section  1: Lots 1(39.02), 2(39.67),
                                                                                   3(39.61), 4(39.55),
                                                                                   5(39.34),
                                                                                   N1/2SW1/4, NW1/4SE1/4

                                                                       Township 6 South, Range 48 East
                                                                       Section  5: SE1/4NE1/4

10-D      Robert C. Carlat, a single man   W. H. Champion   1/12/1999  Township 5 South, Range 47 East         677.19   58    714
                                                                       Section 34: S1/2

                                                                       Township 6 South, Range 47 East

LEASE NO              LESSOR                   LESSEE         DATE                 DESCRIPTION                ACRES    BOOK  PAGE
                                                                       Section  1: Lots 1(39.02), 2(39.67),
                                                                                   3(39.61), 4(39.55),
                                                                                   5(39.34),
                                                                                   N1/2SW1/4, NW1/4SE1/4

                                                                       Township 6 South, Range 48 East
                                                                       Section  5: SE1/4NE1/4

10-F      Theodore L. Carlat, a single     W. H. Champion   1/12/1999  Township 5 South, Range 47 East        677.19    58    711
          man                                                          Section 34: S1/2

                                                                       Township 6 South, Range 47 East
                                                                       Section  1: Lots 1(39.02), 2(39.67),
                                                                                   3(39.61), 4(39.55),
                                                                                   5(39.34),
                                                                                   N1/2SW1/4, NW1/4SE1/4

                                                                       Township 6 South, Range 48 East
                                                                       Section  5: SE1/4NE1/4

10-E      Gerald E. Carlat and Mary E      W. H. Champion   1/12/1999  Township 5 South, Range 47 East        677.19    59      7
          Carlat, husband and wife                                     Section 34: S1/2

                                                                       Township 6 South, Range 47 East
                                                                       Section  1: Lots 1(39.02), 2(39.67),
                                                                                   3(39.61), 4(39.55),
                                                                                   5(39.34),
                                                                                   N1/2SW1/4, NW1/4SE1/4

                                                                       Township 6 South, Range 48 East
                                                                       Section  5: SE1/4NE1/4

11        Darlene Feser, a single woman    W. H. Champion    1/8/1999  Township 3 South, Range 49 East        320.00    58    672
                                                                       Section 32: W1/2

12        Violet M. Zawada and Joseph J.   W. H. Champion   1/19/1999  Township 5 South, Range 49 East        640.00    58    797
          Zawada, wife and husband                                     Section 28: S1/2SW1/4

LEASE NO              LESSOR                   LESSEE         DATE                 DESCRIPTION                ACRES    BOOK  PAGE
                                                                       Section 29: SW1/4SE1/4, SE1/4SW1/4
                                                                       Section 32: NE1/4
                                                                       Section 33: N1/2

12-A      Richard David Zawada, a single   W. H. Champion   1/19/1999  Township 5 South, Range 49 East        640.00    58    794
          man                                                          Section 28: S1/2SW1/4
                                                                       Section 29: SW1/4SE1/4, SE1/4SW1/4
                                                                       Section 32: NE1/4
                                                                       Section 33: N1/2

12-B      Emma Mae Holman and Howard       W. H. Champion   1/19/1999  Township 5 South, Range 49 East        640.00    58    800
          Holman, wife and husband                                     Section 28: S1/2SW1/4
                                                                       Section 29: SW1/4SE1/4, SE1/4SW1/4
                                                                       Section 32: NE1/4
                                                                       Section 33: N1/2

12-C      Milton J. Sausedo and Edith A.   W. H. Champion   1/19/1999  Township 5 South, Range 49 East        640.00    58    803
          Sausedo, husband and wife                                    Section 28: S1/2SW1/4
                                                                       Section 29: SW1/4SE1/4, SE1/4SW1/4
                                                                       Section 32: NE1/4
                                                                       Section 33: N1/2

12-D      Joseph J. Zawada, Jr. and        W. H. Champion   1/19/1999  Township 5 South, Range 49 East        640.00    58    791
          Jackie J. Zawada, husband and                                Section 28: S1/2SW1/4
          wife                                                         Section 29: SW1/4SE1/4, SE1/4SW1/4
                                                                       Section 32: NE1/4
                                                                       Section 33: N1/2

12-E      Marshall R. Sausedo and          W. H. Champion   1/19/1999  Township 5 South, Range 49 East        640.00    58    788
          Florene T. Sausedo, husband and                              Section 28: S1/2SW1/4
          wife                                                         Section 29: SW1/4SE1/4, SE1/4SW1/4
                                                                       Section 32: NE1/4
                                                                       Section 33: N1/2

LEASE NO              LESSOR                   LESSEE         DATE                 DESCRIPTION                ACRES    BOOK  PAGE
13        Willis F. Aye and Lona B. Aye,   W. H. Champion   1/11/1999  Township 4 South, Range 49 East        690.65    58    612
          husband and wife                                             Section  6: W1/2SE1/4and
                                                                                   SE1/4SE1/4 lying south
                                                                                   and west of the
                                                                                   southerly right of way
                                                                                   of the  highway and
                                                                                   containing 50.65 acres,
                                                                                   more or less

                                                                       Section  8: All

13-A      Willis F. Aye as Attorney-in-    W. H. Champion   1/22/1999  Township 4 South, Range 49 East        690.65    58    615
          Fact for Clara E. Anderson,                                  Section  6: W1/2SE1/4and
          formerly Clara E. Gregory,                                               SE1/4SE1/4 lying south
          Gladys M. Abel, Kathy Jo Aye,                                            and west of the
          Arla M. Greene, formerly Arla                                            southerly right of way
          M. Hadley, Johnna M. Cecil,                                              of the highway and
          formerly Johnna M. Meidinger,                                            containing 50.65 acres,
          Lana L. Sweeney, John E. Aye                                             more or less
          and Carla Faye Glover, formerly
          Carla Faye Aye                                               Section  8: All

13-B      Iwalana L. Aye Gali, a married   W. H. Champion    2/8/1999  Township 4 South, Range 49 East        690.65    58    620
          woman dealing in her sole and                                Section  6: W1/2SE1/4and
          separate property                                                        SE1/4SE1/4 lying south
                                                                                   and west of the
                                                                                   southerly right of way
                                                                                   of the highway and
                                                                                   containing 50.65 acres,
                                                                                   more or less

                                                                       Section  8: All

14        Mildred D. Thompson and Glen     W. H. Champion   1/12/1999  Township 6 South, Range 47 East        520.83    58    815
          A. Thompson, wife and husband                                Section 13: Lots 2(40.00), 3(40.22),
                                                                                   4(40.61), SW1/4NE1/4
                                                                                   SW1/4, W1/2SE1/4
                                                                       Section 24: NW1/4NE1/4, N1/2NW1/4

14-A      Maxine Stallcop, a single woman  W. H. Champion   1/20/1999  Township 6 South, Range 47 East        520.83    58    842
                                                                       Section 13: Lots 2(40.00), 3(40.22),
                                                                                   4(40.61), SW1/4NE1/4,
                                                                                   SW1/4, W1/2SE1/4
                                                                       Section 24: NW1/4NE1/4, N1/2NW1/4

14-B      Russel D. Frazee and Barbara J.  W. H. Champion   1/22/1999  Township 6 South, Range 47 East        520.83    58    839
          Frazee, husband and wife                                     Section 13: Lots 2(40.00), 3(40.22),
                                                                                   4(40.61), SW1/4NE1/4,

LEASE NO              LESSOR                   LESSEE         DATE                 DESCRIPTION                ACRES    BOOK  PAGE
                                                                                   SW1/4, W1/2SE1/4
                                                                       Section 24: NW1/4NE1/4, N1/2NW1/4

15        Thomas F. Thompson as Attorney-  W. H. Champion   1/12/1999  Township 3 South, Range 47 East       5,099.49   58    676
          in-Fact for Rose Edith                                       Section 24:  E1/2
          Thompson, a widow
                                                                       Township 3 South, Range 48 East
                                                                       Section 20: All
                                                                       Section 21: SE1/4SW1/4, SW1/4SE1/4
                                                                       Section 22: All
                                                                       Section 24: S1/2
                                                                       Section 26: All
                                                                       Section 28: All
                                                                       Section 29: S1/2SE1/4
                                                                       Section 32: N1/2, N1/2S1/2,
                                                                                   SW1/4SW1/4

                                                                       Township 3 South, Range 49 East
                                                                       Section 30: Lots 2(25.40), 3(25.26),
                                                                                   4(25.13), SW1/4NE1/4,
                                                                                   E1/2W1/2, NW1/4SE1/4

                                                                       Township 4 South, Range 48 East
                                                                       Section  6: Lots 1(39.97), 2(39.95),
                                                                                   3(39.93), 5(37.20),
                                                                                   6(37.30),
                                                                                   S1/2NE1/4, SE1/4NW1/4,
                                                                                   E1/2SW1/4, SE1/4
                                                                       Section  7: W1/2NE1/4

                                                                       Township 4 South, Range 49 East
                                                                       Section  6: E1/2 less 50.65 acres
                                                                                   lying south and west of
                                                                                   the southerly right of
                                                                                   way of the highway

16        Julius Scheidl and Mary L.       W. H. Champion   1/13/1999  Township 4 South, Range 48 East       1,646.71   58    737
          Scheidl, husband and wife                                    Section 33: S1/2SW1/4

                                                                       Township 4 South, Range 49 East
                                                                       Section 32: Lots 1(40.00), 2(40.00),
                                                                                   7(40.00), 8(40.00),
                                                                                   9(42.27), 10(42.34)
                                                                       Section 33: Lots 5(40.00), 12(42.10)

                                                                       Township 5 South, Range 48 East

                                                               Section  4: Lots 1(40.00), 2(40.00),
                                                                           3(40.00), 4(40.00),
                                                                           S1/2N1/2, N1/2SW1/4,
                                                                           SW1/4SW1/4, W1/2SE1/4
                                                               Section  5: SE1/4NE1/4, NE1/4SE1/4
                                                               Section  8: SE1/4SW1/4, SW1/4SE1/4,
                                                                           E1/2SE1/4
                                                               Section  9: NW1/4NW1/4, SW1/4,
                                                                           W1/2SE1/4, SE1/4SE1/4
                                                               Section 10: NE1/4SW1/4, S1/2SW1/4
                                                               Section 15: SW1/4NW1/4

16-A        Belinda Lalor,       W. H. Champion     2/8/1999   Township 4 South, Range 48 East             1646.71     58     734
            a single woman                                     Section 33: S1/2SW1/4

                                                               Township 4 South, Range 49 East
                                                               Section 32: Lots 1(40.00), 2(40.00),
                                                                           7(40.00), 8(40.00), 9(42.27),
                                                                           10(42.34)
                                                               Section 33: Lots 5(40.00), 12(42.10)

                                                               Township 5 South, Range 48 East
                                                               Section  4: Lots 1(40.00), 2(40.00),
                                                                           3(40.00), 4(40.00), S1/2N1/2,
                                                                           N1/2SW1/4, SW1/4SW1/4,
                                                                           W1/2SE1/4
                                                               Section  5: SE1/4NE1/4, NE1/4SE1/4
                                                               Section  8: SE1/4SW1/4, SW1/4SE1/4,
                                                                           E1/2SE1/4
                                                               Section  9: NW1/4NW1/4, SW1/4, W1/2SE1/4,
                                                                           SE1/4SE1/4
                                                               Section 10: NE1/4SW1/4, S1/2SW1/4
                                                               Section 15: SW1/4NW1/4

17          William D. Zier,     W. H. Champion    1/12/1999   Township 4 South, Range 47 East              310.31     58     818
            a single man                                       Section 25: Lots 1(31.63), 2(40.00),
                                                                           6(40.00), 7(40.00)

                                                               Township 4 South, Range 48 East
                                                               Section 19: SE1/4SW1/4
                                                               Section 30: Lot 1(38.68), NW1/4NE1/4,
                                                                           NE1/4NW1/4

18          Eleanor Crane and    W. H. Champion     1/8/1999   Township 4 South, Range 49 East              640.00     58     637
            Eleanor Crane as                                   Section 20: S1/2NE1/4, SE1/4
            AIF for Bernard J.
            Crane, Co-Trustees

            of the Jack H.                                     Section 21: S1/2NE1/4, SE1/4
            Crane Trust                                        Section 28: N1/2NE1/4
            B-Exemption Trust                                  Section 29: N1/2NE1/4

18-A        Dorothy R. King,     W. H. Champion    1/16/1999   Township 4 South, Range 49 East              320.00    58      642
            a single woman                                     Section 20: S1/2NE1/4, SE1/4
                                                               Section 29: N1/2NE1/4

19          Betty Gatlin, a      W. H. Champion    1/16/1999   Township 5 South, Range 47 East              657.48    58      682
            single woman                                       Section 13: Lots 5(40.00), 6(40.00),
                                                                           7(40.00), 8(41.57),
                                                                           11(40.00), 12(40.00),
                                                                           13(40.00), 14(40.00),
                                                                           16(42.86), SE1/4SW1/4
                                                               Section 24: Lots 1(43.57), 2(40.00),
                                                                           3(40.00), 4(40.00), 8(44.35),
                                                                           9(45.13)

19-A        Helen Bickle, a      W. H. Champion    1/16/1999   Township 5 South, Range 47 East              657.48    58      679
            single woman                                       Section 13: Lots 5(40.00), 6(40.00),
                                                                           7(40.00), 8(41.57),
                                                                           11(40.00),
                                                                           12(40.00), 13(40.00),
                                                                           14(40.00), 16(42.86),
                                                                           SE1/4SW1/4
                                                               Section 24: Lots 1(43.57), 2(40.00),
                                                                           3(40.00), 4(40.00), 8(44.35),
                                                                           9(45.13)

20          Jeanette Potter      W. H. Champion    1/18/1999   Township 6 South, Range 48 East              307.17    58      812
            Stevenson, a widow                                 Section 19: Lots 3(33.54), 4(33.63),
                                                                           E1/2SW1/4, SE1/4

20-A        Oris N. Gary,        W. H. Champion    1/18/1999   Township 6 South, Range 48 East              307.17    58      809
            Trustee, UDT                                       Section 19: Lots 3(33.54), 4(33.63),
            dated 3-10-87                                                  E1/2SW1/4, SE1/4

6-D, 10-G,  Percy Surgeon, a     W. H. Champion    1/12/1999   Township 5 South, Range 48 East             1601.25    58      836
21          single man                                         Section 20: E1/2NE1/4
                                                               Section 21: N1/2, E1/2SW1/4, SE1/4
                                                               Section 22: Lots 1(40.36), 2(40.36),
                                                                           3(40.92), 4(40.92),
                                                                           7(40.50), 8(40.50)
                                                               Section 23: S1/2NE1/4, W1/2SW1/4,
                                                                           NE1/4SE1/4
                                                               Section 24: Lots 1(39.24), 2(39.65),
                                                                           3(39.70), 4(39.29), 8(39.81)
                                                               Section 30: Lots 3(40.00), 4(40.00),
                                                                           E1/2E1/2, SE1/4SW1/4,
                                                                           SW1/4SE1/4

6-E, 10-H,  Ronald Surgeon,      W. H. Champion    1/12/1999   Township 5 South, Range 48 East             1601.25    58      827
            a single man

21-A                                                           Section 20: E1/2NE1/4
                                                               Section 21: N1/2, E1/2SW1/4, SE1/4
                                                               Section 22: Lots 1(40.36), 2(40.36),
                                                                           3(40.92), 4(40.92),
                                                                           7(40.50), 8(40.50)
                                                               Section 23: S1/2NE1/4, W1/2SW1/4,
                                                                           NE1/4SE1/4
                                                               Section 24: Lots 1(39.24), 2(39.65),
                                                                           3(39.70), 4(39.29), 8(39.81)
                                                               Section 30: Lots 3(40.00), 4(40.00),
                                                                           E1/2E1/2, SE1/4SW1/4,
                                                                           SW1/4SE1/4

6-F, 10-I,  Rita Baughman and    W. H. Champion    1/12/1999   Township 5 South, Range 48 East             1601.25    58      833
21-B        G. L. Baughman,                                    Section 20: E1/2NE1/4
            wife and husband                                   Section 21: N1/2, E1/2SW1/4, SE1/4
                                                               Section 22: Lots 1(40.36), 2(40.36),
                                                                           3(40.92), 4(40.92),
                                                                           7(40.50), 8(40.50)
                                                               Section 23: S1/2NE1/4, W1/2SW1/4,
                                                                           NE1/4SE1/4
                                                               Section 24: Lots 1(39.24), 2(39.65),
                                                                           3(39.70), 4(39.29), 8(39.81)
                                                               Section 30: Lots 3(40.00), 4(40.00),
                                                                           E1/2E1/2, SE1/4SW1/4,
                                                                           SW1/4SE1/4

6-G, 10-J,  Darlene Painter      W. H. Champion    1/12/1999   Township 5 South, Range 48 East             1601.25    58      830
21-C        and Ron Painter,                                   Section 20: E1/2NE1/4
            wife and husband                                   Section 21: N1/2, E1/2SW1/4, SE1/4
                                                               Section 22: Lots 1(40.36), 2(40.36),
                                                                           3(40.92), 4(40.92),
                                                                           7(40.50), 8(40.50)
                                                               Section 23: S1/2NE1/4, W1/2SW1/4,
                                                                           NE1/4SE1/4
                                                               Section 24: Lots 1(39.24), 2(39.65),
                                                                           3(39.70), 4(39.29), 8(39.81)
                                                               Section 30: Lots 3(40.00), 4(40.00),
                                                                           E1/2E1/2, SE1/4SW1/4,
                                                                           SW1/4SE1/4

21-D        Mary Helen           W. H. Champion    1/14/1999   Township 5 South, Range 48 East              320.00    58      988
            Steinert, a single                                 Section 30: Lots 3(40.00), 4(40.00),
            woman                                                          E1/2E1/2, SE1/4SW1/4,
                                                                           SW1/4SE1/4

22          Josephine            W. H. Champion     1/5/1999   Township 4 South, Range 48 East            1,450.00    58      705
            Steadman, a widow                                  Section 28: S1/2NW1/4, SW1/4
                                                               Section 33: NE1/4, E1/2NW1/4, NE1/4SW1/4,
                                                                           N1/2SE1/4,
                                                                           N1/2N-1/2SW1/4SE1/4,
                                                                           SE1/4SE1/4
                                                               Section 34: W1/2SW1/4, SE1/4SW1/4,
                                                                           SW1/4SE1/4
                                                               Section 35: W1/2

                                                               Township 5 South, Range 48 East
                                                               Section 15: N1/2SW1/4, W1/2SE1/4

                                                               Section 22: N1/2NW1/4, SE1/4NW1/4,
                                                                           NW1/4NE1/4

23          Dale Williams and    W. H. Champion     1/9/1999   Township 6 South-Range 48 East             1,473.09    58      782
            Janice Williams                                    Section  3: SW1/4SW1/4
            husband and wife                                   Section  4: S1/2N1/2, S1/2
                                                               Section  9: N1/2, SW1/4, N1/2SE1/4,
                                                                           SE1/4SE1/4
                                                               Section 10: Lot 1(45.55), W1/2NE1/4,
                                                                           E1/2NW1/4
                                                               Section 30: Lots 1(33.73), 2(33.81),
                                                                           E1/2NW1/4

23-A        Robert W. Palmer     W. H. Champion    1/18/1999   Township 6 South, Range 48 East              400.00    58      991
            and Constance                                      Section  9: NE1/4NE1/4, W1/2NE1/4, NW1/4,
            Louise Palmer,                                                 N1/2SW1/4, NW1/4SE1/4
            husband and wife

24, 8-A,    J. L. Wilson and     W. H. Champion    1/15/1999   Township 5 South, Range 47 East            6,524.34    58      766
10-K        Phyllis Wilson,                                    Section 12: Lot 16(40.25)
            husband and wife                                   Section 25: Lots 12(40.00), 13(40.00),
                                                                           14(40.00), 15(40.00),
                                                                           16(48.58), E1/2SW1/4
                                                               Section 26: NW1/4SE1/4

                                                               Township 5 South, Range 48 East
                                                               Section  7: Lot 4(39.51), NE1/4NE1/4,
                                                                           S1/2NE1/4SW1/4, SE1/4SW1/4,
                                                                           S1/2NW1/4SE1/4, NE1/4SE1/4,
                                                                           S1/2SE1/4
                                                               Section  8: W1/2SW1/4
                                                               Section 17: NW1/4NW1/4
                                                               Section 18: NE1/4NE1/4, S1/2NE1/4,
                                                                           N1/2SE1/4
                                                               Section 23: SE1/4SW1/4

                                                               Section 29: NE1/4NE1/4, SE1/4SW1/4,
                                                                           SW1/4SE1/4
                                                               Section 31: Lots 3(40.00), 4(40.00),
                                                                           E1/2SW1/4, SE1/4
                                                               Section 32: NE1/4, E1/2NW1/4
                                                               Section 33: S1/2NE1/4, NW1/4, E1/2SW1/4,
                                                                           SE1/4
                                                               Section 34: Lots 9(41.53), 10(40.76),
                                                                           SW1/4
                                                               Section 35: SE1/4

                                                               Township 5 South, Range 49 East
                                                               Section 28: NE1/4
                                                               Section 30: Lots 3(48.77), 4(48.79),
                                                                           E1/2SW1/4, SW1/4SE1/4
                                                               Section 31: N1/2NE1/4
                                                               Section 32: NW1/4NW1/4

                                                               Township 6 South, Range 48 East
                                                               Section  1: Lot 2(29.14)
                                                               Section  2: S1/2NW1/4, S1/2
                                                               Section  5: SE1/4NE1/4
                                                               Section 11: W1/2NE1/4, NW1/4

                                                               Continued

            J. L. Wilson and                                   Township 6 South, Range 49 East
            Phyllis Wilson,                                    Section  1: Lots 1(41.61), 2(41.39),
            husband and wife                                               3(41.17), SW1/4NE1/4,
                                                                           S1/2NW1/4, W1/2SW1/4
                                                               Section  2: S1/2NE1/4, SE1/4NW1/4,
                                                                           NE1/4SW1/4, NE1/4SE1/4
                                                               Section  3: SW1/4, N1/2SE1/4
                                                               Section  4: N1/2S1/2, SW1/4SW1/4
                                                               Section  5: Lots 1(41.26), 2(41.20),
                                                                           3(41.04), 4(40.88), S1/2N1/2,
                                                                           N1/2S1/2, SE1/4SW1/4
                                                               Section  6: Lots 1(40.76), 4(34.69),
                                                                           5(34.32), SE1/4NE1/4,
                                                                           SE1/4NW1/4, NE1/4SW1/4,
                                                                           N1/2SE1/4, SW1/4SE1/4
                                                               Section  7: Lots 1(34.40), 2(34.29),
                                                                           NE1/4, E1/2NW1/4
                                                               Section  8: SE1/4NE1/4, E1/2SW1/4, SE1/4
                                                               Section  9: W1/2W1/2
                                                               Section 17: N1/2NE1/4, SE1/4NE1/4,
                                                                           NE1/4NW1/4

LEASE NO        LESSOR                  LESSEE        DATE           DESCRIPTION                              ACRES    BOOK    PAGE
25            E. B. Ranch,         W .H. Champion   1/15/1999    Township 5 South, Range 48 East             1,732.99   58      762
              Inc., a Montana                                    Section 20: SW1/4NE1/4, NW1/4SE1/4,
              Corporation                                                    E1/2SE1/4
                                                                 Section 21: W1/2SW1/4
                                                                 Section 26: Lot 4(42.15), SW1/4NW1/4
                                                                 Section 27: Lots 3(39.16), 4(42.02),
                                                                             5(42.40), 6(42.48), 7(42.56),
                                                                             S1/2NE1/4, SE1/4NW1/4, NE1
                                                                             /4SW1/4,SE1/4
                                                                 Section 28: N1/2, N1/2S1/2
                                                                 Section 34: Lot 1(42.22)

                                                                 Township 6 South, Range 48 East
                                                                 Section 1:  S1/2S1/2
                                                                 Section 12: N1/2N1/2

                                                                 Township 6  South, Range 49 East
                                                                 Section 6:  SE1/4SW1/4

24-A, 8-B,    Richard P.           W.H. Champion    1/15/1999    Township 5 South, Range 47 East              6524.34   58      770
10-L          Wilson and                                         Section 12: Lot 16(40.25)
               Connie                                            Section 25: Lots 12(40.00), 13(40.00),
               Wilson,                                                       14(40.00), 15(40.00), 16(48.58),
              husband and                                                    E1/2SW1/4
                wife                                             Section 26: NW1/4SE1/4

                                                                 Township 5 South, Range 48 East
                                                                 Section 7: Lot 4(39.51), NE1/4NE1/4,
                                                                            S1/2NE1/4SW1/4, SE1/4SW1/4,
                                                                            S1/2NW1/4SE1/4, NE1/4SE1/4,
                                                                            S1/2SE1/4
                                                                 Section 8: W1/2SW1/4
                                                                 Section 17: NW1/4NW1/4
                                                                 Section 18: NE1/4NE1/4, S1/2NE1/4,
                                                                             N1/2SE1/4
                                                                 Section 23: SE1/4SW1/4
                                                                 Section 29: NE1/4NE1/4, SE1/4SW1/4,
                                                                             SW1/4SE1/4
                                                                 Section 31: Lots 3(40.00), 4(40.00),
                                                                             E1/2SW1/4, SE1/4

LEASE NO        LESSOR                  LESSEE        DATE           DESCRIPTION                              ACRES    BOOK    PAGE
                                                                 Section 32: NE1/4, E1/2NW1/4
                                                                 Section 33: S1/2NE1/4, NW1/4,
                                                                             E1/2SW1/4, SE1/4
                                                                 Section 34: Lots 9(41.53), 10(40.76),
                                                                             SW1/4
                                                                 Section 35: SE1/4

                                                                 Township 5 South, Range 49 East
                                                                 Section 28: NE1/4
                                                                 Section 30: Lots 3(48.77), 4(48.79),
                                                                             E1/2SW1/4, SW1/4SE1/4
                                                                 Section 31: N1/2NE1/4
                                                                 Section 32: NW1/4NW1/4

                                                                 Township 6 South, Range 48 East
                                                                 Section 1: Lot 2(29.14)
                                                                 Section 2: S1/2NW1/4, S1/2
                                                                 Section 5: SE1/4NE1/4
                                                                 Section 11: W1/2NE1/4, NW1/4

                                                                 Continued

                 Richard P.                                      Township 6 South, Range 49 East
                Wilson and                                       Section 1: Lots 1(41.61), 2(41.39),
                  Connie                                                    3(41.17), SW1/4NE1/4, S1/2NW1/4,
                  Wilson,                                                   W1/2SW1/4
                husband and                                      Section 2: S1/2NE1/4, SE1/4NW1/4,
                   wife                                                     NE1/4SW1/4, NE1/4SE1/4
                                                                 Section 3: SW1/4, N1/2SE1/4
                                                                 Section 4: N1/2S1/2, SW1/4SW1/4
                                                                 Section 5: Lots 1(41.26), 2(41.20),
                                                                            3(41.04), 4(40.88), S1/2N1/2,
                                                                            N1/2S1/2, SE1/4SW1/4
                                                                 Section 6: Lots 1(40.76), 4(34.69),
                                                                            5(34.32), SE1/4NE1/4, SE1/4NW1/4,
                                                                            NE1/4SW1/4, N1/2SE1/4, SW1/4SE1/4
                                                                 Section 7: Lots 1(34.40), 2(34.29), NE1/4,
                                                                            E1/2NW1/4
                                                                 Section 8: SE1/4NE1/4, E1/2SW1/4, SE1/4
                                                                 Section 9: W1/2W1/2
                                                                 Section 17: N1/2NE1/4, SE1/4NE1/4,
                                                                             NE1/4NW1/4

24-B, 8-C,    Helen Marie Best and   W.H. Champion     1/15/1999 Township 5 South, Range 47 East             6524.34    58      774
10-M          Howard Best wife and                               Section 12: Lot 16(40.25)
              husband

LEASE NO        LESSOR                  LESSEE        DATE           DESCRIPTION                               ACRES    BOOK    PAGE
                                                                 Section 25: Lots 12(40.00), 13(40.00),
                                                                             14(40.00), 15(40.00),
                                                                             16(48.58), E1/2SW1/4
                                                                 Section 26: NW1/4SE1/4

                                                                 Township 5 South, Range 48 East
                                                                 Section 7: Lot 4(39.51), NE1/4NE1/4,
                                                                            S1/2NE1/4SW1/4, SE1/4SW1/4,
                                                                            S1/2NW1/4SE1/4, NE1/4SE1/4, S1/2
                                                                            SE1/4
                                                                 Section 8: W1/2SW1/4
                                                                 Section 17: NW1/4NW1/4
                                                                 Section 18: NE1/4NE1/4, S1/2NE1/4, N1/2SE1/4
                                                                 Section 23: SE1/4SW1/4
                                                                 Section 29: NE1/4NE1/4, SE1/4SW1/4,
                                                                             SW1/4SE1/4
                                                                 Section 31: Lots 3(40.00), 4(40.00),
                                                                             E1/2SW1/4, SE1/4
                                                                 Section 32: NE1/4, E1/2NW1/4
                                                                 Section 33: S1/2NE1/4, NW1/4,
                                                                             E1/2SW1/4, SE1/4
                                                                 Section 34: Lots 9(41.53), 10(40.76),
                                                                             SW1/4
                                                                 Section 35: SE1/4

                                                                 Continued

                 Helen Marie                                     Township 5 South, Range 49 East
              Best and Howard Best                               Section 28: NE1/4
              wife and husband                                   Section 30: Lots 3(48.77), 4(48.79),
                                                                             E1/2SW1/4, SW1/4SE1/4
                                                                 Section 31: N1/2NE1/4
                                                                 Section 32: NW1/4NW1/4

                                                                 Township 6 South, Range 48 East
                                                                 Section 1: Lot 2(29.14)
                                                                 Section 2: S1/2NW1/4, S1/2
                                                                 Section 5: SE1/4NE1/4
                                                                 Section 11: W1/2NE1/4, NW1/4

                                                                 Township 6 South, Range 49 East
                                                                 Section 1: Lots 1(41.61), 2(41.39),
                                                                            3(41.17), SW1/4NE1/4, S1/2NW1/4,
                                                                            W1/2SW1/4
                                                                 Section 2: S1/2NE1/4, SE1/4NW1/4,
                                                                            NE1/4SW1/4, NE1/4SE1/4
                                                                 Section 3: SW1/4, N1/2SE1/4

LEASE NO        LESSOR                  LESSEE        DATE           DESCRIPTION                              ACRES    BOOK    PAGE
                                                                 Section 4: N1/2S1/2, SW1/4SW1/4
                                                                 Section 5: Lots 1(41.26), 2(41.20),
                                                                            3(41.04), 4(40.88), S1/2N1/2,
                                                                            N1/2S1/2, SE1/4SW1/4
                                                                 Section 6: Lots 1(40.76), 4(34.69),
                                                                            5(34.32), SE1/4NE1/4, SE1/4NW1/4,
                                                                            NE1/4SW1/4, N1/2SE1/4, SW1/4SE1/4
                                                                 Section 7: Lots 1(34.40), 2(34.29), NE1/4,
                                                                            E1/2NW1/4
                                                                 Section 8: SE1/4NE1/4, E1/2SW1/4, SE1/4
                                                                 Section 9: W1/2W1/2
                                                                 Section 17: N1/2NE1/4, SE1/4NE1/4, NE1/4NW1/4

24-C, 8-D,     Ernest L.Wilson      W. H. Champion  1/15/1999    Township 5 South, Range 47 East              6524.34   58       778
10-N          and Marilyn D.Wilson,                              Section 12: Lot 16(40.25)
              husband and wife                                   Section 25: Lots 12(40.00), 13(40.00),
                                                                             14(40.00), 15(40.00),
                                                                             16(48.58), E1/2SW1/4
                                                                 Section 26: NW1/4SE1/4

                                                                 Township 5 South, Range 48 East
                                                                 Section 7: Lot 4(39.51), NE1/4NE1/4,
                                                                            S1/2NE1/4SW1/4, SE1/4SW1/4,
                                                                            S1/2NW1/4SE1/4, NE1/4SE1/4,
                                                                            S1/2SE1/4
                                                                 Section 8: W1/2SW1/4
                                                                 Section 17: NW1/4NW1/4
                                                                 Section 18: NE1/4NE1/4, S1/2NE1/4,
                                                                             N1/2SE1/4
                                                                 Section 23: SE1/4SW1/4
                                                                 Section 29: NE1/4NE1/4, SE1/4SW1/4,
                                                                             SW1/4SE1/4
                                                                 Section 31: Lots 3(40.00), 4(40.00),
                                                                             E1/2SW1/4, SE1/4
                                                                 Section 32: NE1/4, E1/2NW1/4
                                                                 Section 33: S1/2NE1/4, NW1/4,
                                                                             E1/2SW1/4, SE1/4
                                                                 Section 34: Lots 9(41.53), 10(40.76),
                                                                             SW1/4
                                                                 Section 35: SE1/4

LEASE NO        LESSOR                  LESSEE        DATE           DESCRIPTION                              ACRES    BOOK    PAGE
                                                                 Township 5 South, Range 49 East
                                                                 Section 28: NE1/4
                                                                 Section 30: Lots 3(48.77), 4(48.79),
                                                                             E1/2SW1/4, SW1/4SE1/4
                                                                 Section 31: N1/2NE1/4
                                                                 Section 32: NW1/4NW1/4

                                                                 Township 6 South, Range 48 East
                                                                 Section 1: Lot 2(29.14)
                                                                 Section 2: S1/2NW1/4, S1/2
                                                                 Section 5: SE1/4NE1/4
                                                                 Section 11: W1/2NE1/4, NW1/4

                                                                 Continued

              Ernest L.Wilson and                                Township 6 South, Range 49 East
              Marilyn D.Wilson,                                  Section 1: Lots 1(41.61), 2(41.39),
              husband and wife                                              3(41.17), SW1/4NE1/4, S1/2NW1/4,
                                                                            W1/2SW1/4
                                                                 Section 2: S1/2NE1/4, SE1/4NW1/4,
                                                                            NE1/4SW1/4, NE1/4SE1/4
                                                                 Section 3: SW1/4, N1/2SE1/4
                                                                 Section 4: N1/2S1/2, SW1/4SW1/4
                                                                 Section 5: Lots 1(41.26), 2(41.20),
                                                                            3(41.04), 4(40.88), S1/2N1/2,
                                                                            N1/2S1/2, SE1/4SW1/4
                                                                 Section 6: Lots 1(40.76), 4(34.69),
                                                                            5(34.32), SE1/4NE1/4, SE1/4NW1/4,
                                                                            NE1/4SW1/4, N1/2SE1/4, SW1/4SE1/4
                                                                 Section 7: Lots 1(34.40), 2(34.29), NE1/4,
                                                                            E1/2NW1/4
                                                                 Section 8: SE1/4NE1/4, E1/2SW1/4, SE1/4
                                                                 Section 9: W1/2W1/2
                                                                 Section 17: N1/2NE1/4, SE1/4NE1/4, NE1/4NW1/4

25-A          Ocie A. Barger,       W. H.Champion   1/12/1999    Township 5 South, Range 48 East              1372.99   58      863
               a widow                                           Section 20: SW1/4NE1/4, NW1/4SE1/4,
                                                                             E1/2SE1/4
                                                                 Section 21: W1/2SW1/4
                                                                 Section 26: Lot 4(42.15), SW1/4NW1/4
                                                                 Section 27: Lots 3(39.16), 4(42.02),
                                                                             5(42.40), 6(42.48), 7(42.56),

LEASE NO              LESSOR                      LESSEE       DATE              DESCRIPTION              ACRES    BOOK       PAGE
                                                                                  S1/2NE1/4, SE1/
                                                                                  4NW1/4, NE1/
                                                                                  4SW1/4, SE1/4
                                                                      Section 28: N1/2, N1/2S1/2
                                                                      Section 34: Lot 1(42.22)

25-B     Frankie Delores Rolfe, a widow      W. H. Champion 1/12/1999 Township 5 South, Range 48 East   1,372.99    58         860
                                                                      Section 20: SW1/4NE1/4,
                                                                                  NW1/4SE1/4,
                                                                                  E1/2SE1/4
                                                                      Section 21: W1/2SW1/4
                                                                      Section 26: Lot 4(42.15),
                                                                                  SW1/4NW1/4
                                                                      Section 27: Lots 3(39.16),
                                                                                  4(42.02),
                                                                                  5(42.40),
                                                                                  6(42.48),
                                                                                  7(42.56),
                                                                                  S1/2NE1/4, SE1/
                                                                                  4NW1/4, NE1/4SW1/
                                                                                  4, SE1/4
                                                                      Section 28: N1/2, N1/2S1/2
                                                                      Section 34: Lot 1(42.22)

25-G     Colleen Schmalzried, a single woman W. H. Champion 7/28/1999 Township 5 South, Range 48 East     400.00    59         877
                                                                      Section 20: SW1/4NE1/4, NW1
                                                                                  /4SE1/4, E1/2SE1/4
                                                                      Section 21: W1/2SW1/4
                                                                      Section 28: NW1/4
25-C     Walter McDougall and Catherine      W. H. Champion  4/1/1999 Township 5 South, Range 48 East    1372.99    59          13
         McDougall, husband and wife                                  Section 20: SW1/4NE1/4,
                                                                                  NW1/4SE1/4,
                                                                                  E1/2SE1/4
                                                                      Section 21: W1/2SW1/4
                                                                      Section 26: Lot 4(42.15),
                                                                                  SW1/4NW1/4
                                                                      Section 27: Lots 3(39.16),
                                                                                  4(42.02),
                                                                                  5(42.40), 6(42.48)
                                                                                  , 7(42.56),
                                                                                  S1/2NE1/4, SE1
                                                                                  /4NW1/4, NE1/
                                                                                  4SW1/4, SE1/4
                                                                      Section 28: N1/2, N1/2S1/2
                                                                      Section 34: Lot 1(42.22)

25-D     Chester L. McDougall, a man         W. H. Champion  4/1/1999 Township 5 South, Range 48 East    1372.99    59          16
         dealing in his sole and separate                             Section 20: SW1/4NE1/4, NW1
         property                                                                 /4SE1/4, E1/2SE1/4
                                                                      Section 21: W1/2SW1/4
                                                                      Section 26: Lot 4(42.15),
                                                                                  SW1/4NW1/4
                                                                      Section 27: Lots 3(39.16),
                                                                                  4(42.02), 5(42.40),
                                                                                  6(42.48), 7(42.56),
                                                                                  S1/2NE1/4, SE1/4NW1/4,
                                                                                  NE1/4SW1/4, SE1/4
                                                                      Section 28: N1/2, N1/2S1/2
                                                                      Section 34: Lot 1(42.22)

25-E     Kenneth O. McDougall and Helen      W. H. Champion  4/1/1999 Township 5 South, Range 48 East    1372.99    59         198

]

LEASE NO              LESSOR                      LESSEE       DATE              DESCRIPTION              ACRES    BOOK       PAGE
         McDougall, husband and wife                                  Section 20: SW1/4NE1/4, NW1
                                                                                  /4SE1/4, E1/2SE1/4
                                                                      Section 21: W1/2SW1/4
                                                                      Section 26: Lot 4(42.15), SW1
                                                                                  /4NW1/4
                                                                      Section 27: Lots 3(39.16),
                                                                                  4(42.02), 5(42.40),
                                                                                  6(42.48), 7(42.56),
                                                                                  S1/2NE1/4, SE1/4NW1/4,
                                                                                  NE1/4SW1/4, SE1/4
                                                                      Section 28: N1/2, N1/2S1/2
                                                                      Section 34: Lot 1(42.22)

25-F     Elizabeth Ann Tallakson and         W. H. Champion 4/1/1999  Township 5 South, Range 48 East    1372.99    59         874
         William Tallakson, wife and husband                          Section 20: SW1/4NE1/4, NW1
                                                                                  /4SE1/4, E1/2SE1/4
                                                                      Section 21: W1/2SW1/4
                                                                      Section 26: Lot 4(42.15), SW1
                                                                                  /4NW1/4
                                                                      Section 27: Lots 3(39.16),
                                                                                  4(42.02), 5(42.40),
                                                                                  6(42.48), 7(42.56),
                                                                                  S1/2NE1/4, SE1/4NW1/4,
                                                                                  NE1/4SW1/4, SE1/4
                                                                      Section 28: N1/2, N1/2S1/2
                                                                      Section 34: Lot 1(42.22)

26, 19-B Mary P. LeVeque, a widow and        W. H. Champion 1/15/1999 Township 4 South, Range 48 East   5,055.68    58         685
         Evangeline M. LeVeque, a single                              Section 33: S1/2SW1/4
         woman
                                                                      Township 5 South, Range 47 East
                                                                      Section 13: Lots 5(40.00),
                                                                                  6(40.00), 7(40.00),
                                                                                  8(41.57), 11(40.00),
                                                                                  12(40.00), 13(40.00),
                                                                                  14(40.00), 16(42.86),
                                                                                  SE1/4SW1/4
                                                                      Section 24: Lots 1(43.57),
                                                                                  2(40.00), 3(40.00),
                                                                                  4(40.00), 8(44.35),
                                                                                  9(45.13)

                                                                      Township 5 South, Range 48 East
                                                                      Section  3: NE1/4SW1/4
                                                                      Section  4: Lots 1(40.00),
                                                                                  2(40.00), 3(40.00),
                                                                                  4(40.00), S1/2N1/2,
                                                                                  N1/2SW1/4, SW1/4SW1/4,
                                                                                  W1/2SE1/4,
                                                                                  SE1/4SE1/4
                                                                      Section  5: SE1/4NE1/4, NE1
                                                                                  /4SE1/4
                                                                      Section  8: SE1/4SW1/4, SW1
                                                                                  /4SE1/4, E1/2SE1/4
                                                                      Section  9: E1/2NE1/4, NW1/4NW1/4,
                                                                                  S1/2
                                                                      Section 10: NW1/4NE1/4, NE1/4SW1/4,
                                                                                  S1/2SW1/4, NW1/4SE1/4
                                                                      Section 15: SW1/4NW1/4

                                                                      Township 6 South, Range 48 East
                                                                      Section  6: Lots 5(33.42),
                                                                                  6(33.10), 7(32.78),
                                                                                  E1/2SW1/4, SW1/4SE1/4

LEASE NO              LESSOR                      LESSEE       DATE              DESCRIPTION              ACRES    BOOK       PAGE
                                                                      Section  7: Lots 1(32.69),
                                                                                  2(32.81), W1/2NE1/4,
                                                                                  SE1/4NE1/4,
                                                                                  E1/2NW1/4, SE1/4
                                                                      Section  8: NE1/4, S1/2S1/2NW1/4,
                                                                                  S1/2
                                                                      Section 17: E1/2, NW1/4, N1/2SW1/4,
                                                                                  SW1/4SW1/4
                                                                      Section 18: Lots 1(33.16),
                                                                                  2(33.20), 3(33.24),
                                                                                  4(33.28), E1/2W1/2,
                                                                                  E1/2
                                                                      Section 19: Lot 1(33.35),
                                                                                  3(33.54), 4(33.63),
                                                                                  NE1/4NE1/4, NE1/4NW1/4,
                                                                                  E1/2SW1/4, SE1/4

27       Gary Black and Meredith Robbins     W. H. Champion  1/8/1999 Township 4 South, Range 48 East     320.00    59         160
         Black, husband and wife                                      Section 14: E1/2

28       Oriene Marriott and Herman L.       W. H. Champion 1/12/1999 Township 4 South, Range 48 East     640.00    58         857
         Marriott, wife and husband                                   Section 10: E1/2E1/2, SW1/4NE1/4,
                                                                                  SE1/4NW1/4, N1/2SW1/4
                                                                      Section 14: W1/2
28-A     Jan Rothermich and Mel              W. H. Champion 7/28/1999 Township 4 South, Range 48 East     640.00    60          27
         Rothermich, wife and husband                                 Section 10: E1/2E1/2, SW1/4NE1/4,
                                                                                  SE1/4NW1/4, N1/2SW1/4
                                                                      Section 14: W1/2

2-A, 29, Betty L. Stabio aka Betty Stabio    W. H. Champion 3/24/1999 Township 3 South, Range 49 East   2,999.14    58         689
30 A-1   fka Betty L. Alderman, a married                             Section 28: S1/2NW1/4, SW1/4,
         woman dealing in her sole and                                            N1/2SE1/4
         separate property                                            Section 32: E1/2

                                                                      Township 4 South, Range 49 East
                                                                      Section  4: S1/2NW1/4, N1/2SW1/4,
                                                                                  SE1/4SW1/4, W1/2SE1/4,
                                                                                  SE1/4 SE1/4

                                                                      Township 5 South, Range 47 East
                                                                      Section  1: Lots 1(41.88),
                                                                                  2(38.20), 3(38.52),
                                                                                  N1/2, N1/2SW1/4,
                                                                                  NW1/4SE1/4
                                                                      Section  2: NE1/4 of Lot
                                                                                  1(10.00) also
                                                                                  described as
                                                                                  NE1/4SE1/4SE1/4,
                                                                                  SE1/4NE1/4, E1/2
                                                                                  SW1/4NE1/4, NW1/4
                                                                                  SW1/4NE1/4, N1/2
                                                                                  SE1/4
                                                                      Section 22: SE1/4SW1/4, S1/2SE1/4
                                                                      Section 23: NE1/4NE1/4, S1/2NE1/4,
                                                                                  NW1/4, N1/2 SW1/4,
                                                                                  SE1/4SW1/4, SE1/4
                                                                      Section 25: W1/2SW1/4
                                                                      Section 26: SW1/4NE1/4, N1/2NW1/4,
                                                                                  SE1/4NW1/4, E1/2SE1/4
                                                                      Section 27: N1/2NE1/4
                                                                      Section 34: SW1/4NE1/4,
                                                                                  W1/2NW1/4,
                                                                                  SE1/4NW1/4

LEASE NO              LESSOR                      LESSEE       DATE              DESCRIPTION              ACRES    BOOK       PAGE
                                                                      Section 35: NE1/4NE1/4

                                                                      Township 5 South, Range 48 East
                                                                      Section  6: Lot 4(39.73)
                                                                      Section 18: A 0.81 acre tract
                                                                                  in the NW1/4NE1/4
                                                                                  as more completely
                                                                                  described in
                                                                                  Book 10 of Deeds,
                                                                                  page 360.

2-B,     Billie L. Knudson and Lars E.       W. H. Champion 3/10/1999 Township 5 South, Range 47 East    2039.14    59         171
30-A A-2 Knudson, wife and husband                                    Section  1: Lots 1(41.88),
                                                                                  2(38.20), 3(38.52),
                                                                                  N1/2, N1/2SW1/4,
                                                                                  NW1/4SE1/4
                                                                      Section  2: NE1/4 of
                                                                                  Lot 1(10.00) also
                                                                                  described as NE
                                                                                  1/4SE1/4SE1/4,
                                                                                  SE1/4NE1/4,
                                                                                  E1/2SW1/4NE1/4,
                                                                                  NW1/4SW1/4NE 1/4,
                                                                                  N1/2SE1/4
                                                                      Section 22: SE1/4SW1/4,
                                                                                  S1/2SE1/4
                                                                      Section 23: NE1/4NE1/4,
                                                                                  S1/2NE1/4, NW1/4,
                                                                                  N1/2SW1/4,
                                                                                  SE1/4SW1/4, SE1/4
                                                                      Section 25: W1/2SW1/4
                                                                      Section 26: SW1/4NE1/4,
                                                                                  N1/2NW1/4,
                                                                                  SE1/4NW1/4,
                                                                                  E1/2SE1/4
                                                                      Section 27: N1/2NE1/4
                                                                      Section 34: SW1/4NE1/4,
                                                                                  W1/2NW1/4,
                                                                                  SE1/4NW1/4
                                                                      Section 35: NE1/4NE1/4

                                                                      Township 5 South, Range 48 East
                                                                      Section  6: Lot 4(39.73)
                                                                      Section 18: A 0.81 acre tract
                                                                                  in the NW1/4NE1/4
                                                                                  as more completely
                                                                                  described in Book
                                                                                  10 of Deeds,
                                                                                  page 360.

LEASE NO           LESSOR                    LESSEE        DATE                DESCRIPTION                        ACRES   BOOK  PAGE
29-A    Betty Stabio and Bob Alderman,   W. H. Champion  3/24/1999  Township 3 South, Range 49 East               960.00  59    175
        Co-Guardians for Michael J.                                 Section 28: S1/2NW1/4, SW1/4,
                                                                                N1/2SE1/4
        Alderman, aka Michael Alderman,                             Section 32: E1/2
        a protected person                                          Township 4 South, Range 49 East
                                                                    Section 4: S1/2NW1/4, N1/2SW1/4,
                                                                               SE1/4SW1/4, W1/2SE1/4,
                                                                               SE1/4SE1/4

31      Thomas R. Augustine and          W. H. Champion  4/29/1999  Township 4 South, Range 48 East               320.00  59    183
        Marjorie H. Augustine, h/w                                  Section 34:  N1/2

32      Patsy L. Ridenour, a widow       W. H. Champion   1/8/1999  Township 4 South, Range 47 East               438.16  59    201
                                                                    Section 12:  Lots 1(29.35),
                                                                               2(40.00), 7(40.00),
                                                                               8(29.47), 9(29.61), 10(40.00),
                                                                               11(40.00), 12(40.00), 13(40.00),
                                                                               14(40.00), 15(40.00), 16(29.73)

33      Donna L. Kearns and Charles D.   W. H. Champion  5/3/1999   Township 5 South, Range 47 East               320.00  59    340
        Kearns, wife and husband                                    Section 24: W1/2

33-A    Deanna D. Murphy, a woman        W. H. Champion  5/3/1999   Township 5 South, Range 47 East               320.00  59    871
        dealing in her sole & sepatate                              Section 24: W1/2
        property

33-B    Troy Mathew Endicott and         W. H. Champion  7/30/1999  Township 5 South, Range 47 East               320.00  60     24
        Melissa Endicott, husband and                               Section 24: W1/2
        wife

33-C    Janita Ja Endicott, a single     W. H. Champion  7/30/1999  Township 5 South, Range 47 East               320.00  60    605
        woman                                                       Section 24: W1/2

33-D    Lorrita Rae Hill, fka Lorrita    W. H. Champion  7/30/1999  Township 5 South, Range 47 East               320.00  60    599
        Rae Endicott and Dennis Hill,                               Section 24: W1/2
        wife and husband

33-E    Territa Jo Turner, fka Territa   W. H. Champion  7/30/1999  Township 5 South, Range 47 East               320.00  60    602
        Jo Endicott and Joe Turner,                                 Section 24: W1/2
        wife and husband

33-F    Cort Douglas Endicott,           W. H. Champion  7/30/1999  Township 5 South, Range 47 East               320.00  60    608
        a single man                                                Section 24: W1/2

LEASE NO                 LESSOR                 LESSEE         DATE                 DESCRIPTION                   ACRES   BOOK  PAGE
4-A, 34       Elizabeth Kjelland, a widow   W. H. Champion  4/27/1999   Township 5 South, Range 47 East           360.00  59    329
                                                                        Section 12: W1/2W1/2
                                                                        Section 13: NW1/4
                                                                        Section 14: NE1/4NW1/4

35            AgAmerica, FCB                W. H. Champion  7/16/1999   Township 5 South, Range 48 East           320.00  59    880
                                                                        Section 4: SE1/4SW1/4
                                                                        Section 8: S1/2NE1/4
                                                                        Section 9: W1/2NE1/4,
                                                                                   E1/2NW1/4,
                                                                                   SW1/4NW1/4

36            Wilma J. Mellville and Perry  W. H. Champion  7/28/1999   Township 5 South, Range 48 East           318.00  60    596
              B. Alcorn, wife and husband                               Section  8: N1/2NE1/4, NE1/4SW1/4,
                                                                                    NW1/4SE1/4, NW1/4
                                                                                    less a 2.00 acre
                                                                                    tract as more completely
                                                                                    described in Book 7,
                                                                                    page 491

2-C, 3-A, 37  Burton Lowe and Eunice Lowe,  W. H. Champion 11/22/1999   Township 5 South, Range 47 East          1160.00 60     797
              husband and wife                                          Section 14: S1/2S1/2
                                                                        Section 20: S1/2NE1/4, SE1/4NW1/4,
                                                                                    NE1/4SW1/4
                                                                        Section 21: S1/2SE1/4NE1/4,
                                                                                    NW1/4SW1/4SW1/4NW1/4,
                                                                                    S1/2SW1/4SW1/4NW1/4,
                                                                                    SW1/4SE1/4SW1/4NW1/4,
                                                                                    NE1/4NW1/4SW1/4,
                                                                                    E1/2SE1/4NW1/4SW1/4,
                                                                                    S1/2N1/2NE1/4SW1/4,
                                                                                    S1/2NE1/4SW1/4,
                                                                                    NE1/4NE1/4SE1/4SW1/4,
                                                                                    S1/2N1/2NW1/4SE1/4,
                                                                                    S1/2NW1/4SE1/4,
                                                                                    N1/2N1/2SW1/4SE1/4,
                                                                                    S1/2NE1/4SW1/4SE1/4,
                                                                                    NW1/4SE1/4SE1/4,
                                                                                    NE1/4SW1/4SE1/4SE1/4,
                                                                                    NE1/4SE1/4SE1/4,
                                                                                    NW1/4NE1/4SE1/4,
                                                                                    W1/2NE1/4NE1/4SE1/4
                                                                        Section 23: NE1/4NE1/4, S1/2NE1/4,
                                                                                    NW1/4, N1/2SW1/4,
                                                                                    SE1/4SW1/4, SE1/4
                                                                        Section 26: N1/2NE1/4,SE1/4NE1/4

38            Alma J. Engle as Personal     W. H. Champion  2/7/2000    Township 3 South, Range 48 East           314.18  61    410
              Representative of the Estate                              Section 30: Lots 3(37.13), 4(37.05),
              of Joseph P. Engle, dec.                                              E1/2SW1/4, SE1/4

LEASE NO              LESSOR                    LESSEE         DATE                  DESCRIPTION                  ACRES   BOOK  PAGE
15-A, T-1  Henry Sawtell Parker as          W.H. Champion   1/14/2000   Township 3 South, Range 47 East          6726.69  61    407
           Personal Representative of the                               Section 12: NE1/4SW1/4
           Estate of Betty S. Parker, aka                               Section 13: NE1/4SE1/4
           Florence Elizabeth Parker, dec.                              Section 31: NE1/4SW1/4
                                                                        Township 3 South, Range 48 East
                                                                        Section 12: W1/2NE1/4, SE1/4NE1/4,
                                                                                    N1/2NW1/4, N1/2SE1/4,
                                                                                    SE1/4SE1/4
                                                                        Section 14: All
                                                                        Section 18: Lots 1(37.10), 2(36.90),
                                                                                    3(36.70), 4(36.50),
                                                                                    E1/2W1/2, E1/2
                                                                        Section 20: All
                                                                        Section 21: SE1/4SW1/4, SW1/4SE1/4
                                                                        Section 22: All
                                                                        Section 24: S1/2
                                                                        Section 26: All
                                                                        Section 28: All
                                                                        Section 29: S1/2SE1/4
                                                                        Section 32: N1/2, N1/2S1/2,
                                                                                    SW1/4SW1/4
                                                                        Township 3 South, Range 49 East
                                                                        Section 30: Lots 2(25.40), 3(25.26),
                                                                                    4(25.13), SW1/4NE1/4,
                                                                                    E1/2W1/2, NW1/4SE1/4
                                                                        Township 4 South, Range 47 East
                                                                        Section 4: NE1/4SE1/4
                                                                        Section 8: NE1/4NW1/4
                                                                        Section 21: NW1/4SW1/4, NE1/4SE1/4
                                                                        Section 23: SE1/4SE1/4
                                                                        Section 27: SW1/4SE1/4

LEASE NO              LESSOR                    LESSEE         DATE                  DESCRIPTION                  ACRES   BOOK  PAGE
                                                                        Township 4 South, Range 48 East
                                                                        Section 6: Lots 1(39.97), 2(39.95),
                                                                                   3(39.93), 5(37.20), 6(37.30),
                                                                                   S1/2NE1/4, SE1/4NW1/4,
                                                                                   E1/2SW1/4, SE1/4
                                                                        Section 7: W1/2NE1/4
                                                                        Township 4 South, Range 49 East
                                                                        Section 6: E1/2 less 50.65 acres lying
                                                                                   south and west of the
                                                                                   southerly right of way of
                                                                                   the highway

A          Dennis Lyda and Bonnie A. Lyda   W. H. Champion  12/18/1998  Township 5 South, Range 47 East           360.00  58    701
           husband and wife                                             Section 2:NE1/4 of Lot 1(10.00),
                                                                                  also described as
                                                                                  NE1/4SE1/4SE1/4,
                                                                                  SE1/4NE1/4,
                                                                                  E1/2SW1/4NE1/4,
                                                                                  NW1/4SW1/4NE1/4,
                                                                                  N1/2SE1/4
                                                                        Section 22: SE1/4SW1/4, S1/2SE1/4
                                                                        Section 27: N1/2NE1/4

B, D       Ralph C. Carlat and Charlotte L. W. H. Champion  2/18/1999   Township 5 South, Range 47 East           479.17  58    755
           Caarlat, husband and wife                                    Section 33: E1/2SE1/4,
                                                                                    NE1/4NW1/4SE1/4,
                                                                                    E1/2SW1/4SE1/4,
                                                                                    S1/2NW1/4SE1/4

                                                                        Township 6 South, Range 47 East
                                                                        Section 2: Lots 5(19.46), 6(9.71)
                                                                        Section 27: SE1/4
                                                                        Section 34: NW1/4NW1/4NW1/4SE1/4,
                                                                                    E1/2NW1/4NW1/4SE1/4,
                                                                                    NE1/4NW1/4SE1/4,
                                                                                    N1/2SE1/4NW1/4SE1/4,
                                                                                    SE1/4SE1/4NW1/4SE1/4,
                                                                                    NE1/4SE1/4,
                                                                                    E1/2E1/2SE1/4NE1/4,
                                                                                    E1/2E1/2NE1/4NE1/4,
                                                                                    NW1/4NE1/4NE1/4NE1/4
                                                                        Section 35: W1/2NW1/4NW1/4NW1/4,
                                                                                    SE1/4NW1/4NW1/4NW1/4,
                                                                                    S1/2NW1/4NW1/4,
                                                                                    NW1/4SE1/4NW1/4,
                                                                                    N1/2SW1/4NW1/4,
                                                                                    W1/2SW1/4SW1/4NW1/4,
                                                                                    W1/2W1/2NW1/4SW1/4

B-1        Carolyn M. Bull and Gary E.      W. H. Champion  2/15/1999   Township 6 South, Range 47 East           320.00  58    758
           Bull wife and husband                                        Section 27: SE1/4
                                                                        Section 34: NW1/4NW1/4NW1/4SE1/4,
                                                                                    E1/2NW1/4NW1/4SE1/4,
                                                                                    NE1/4NW1/4SE1/4,
                                                                                    N1/2SE1/4NW1/4SE1/4,
                                                                                    SE1/4SE1/4NW1/4SE1/4,
                                                                                    NE1/4SE1/4,

LEASE NO              LESSOR                    LESSEE         DATE                  DESCRIPTION                  ACRES   BOOK  PAGE
                                                                                    E1/2E1/2SE1/4NE1/4,
                                                                                    E1/2E1/2NE1/4NE1/4,
                                                                                    NW1/4NE1/4NE1/4NE1/4
                                                                        Section 35: W1/2NW1/4NW1/4NW1/4,
                                                                                    SE1/4NW1/4NW1/4NW1/4,
                                                                                    S1/2NW1/4NW1/4,
                                                                                    NW1/4SE1/4NW1/4,
                                                                                    N1/2SW1/4NW1/4,
                                                                                    W1/2SW1/4SW1/4NW1/4,
                                                                                    W1/2W1/2NW1/4SW1/4

C          Bull Ranch, a Montana            W. H. Champion  2/15/1999   Township 5 South, Range 45 East          878.99   58     744
           Corporation                                                  Section 10: S1/2S1/2
                                                                        Section 14: W1/2W1/2
                                                                        Section 34: SE1/4

                                                                        Township 6 South, Range 46 East
                                                                        Section 6: Lots 3(39.80), 6(34.68),
                                                                                   7(34.51),
                                                                                   SE1/4 of Lot 5(10.00) also
                                                                                   described as
                                                                                   SE1/4SW1/4NW1/4,
                                                                                   S1/2NE1/4, SE1/4NW1/4,
                                                                                   E1/2SW1/4, N1/2SE1/4

B-2        Robert D. Carlat and             W. H. Champion  3/9/1999    Township 6 South, Range 47 East          320.00   58     848
           Charlene P. Carlat,                                          Section 27: SE1/4
           husband and wife                                             Section 34: NW1/4NW1/4NW1/4SE1/4,
                                                                                    E1/2NW1/4NW1/4SE1/4,
                                                                                    NE1/4NW1/4SE1/4,
                                                                                    N1/2SE1/4NW1/4SE1/4,
                                                                                    SE1/4SE1/4NW1/4SE1/4,
                                                                                    NE1/4SE1/4,
                                                                                    E1/2E1/2SE1/4NE1/4,
                                                                                    E1/2E1/2NE1/4NE1/4,
                                                                                    NW1/4NE1/4NE1/4NE1/4
                                                                        Section 35: W1/2NW1/4NW1/4NW1/4,
                                                                                    SE1/4NW1/4NW1/4NW1/4,
                                                                                    S1/2NW1/4NW1/4,
                                                                                    NW1/4SE1/4NW1/4,
                                                                                    N1/2SW1/4NW1/4,
                                                                                    W1/2SW1/4SW1/4NW1/4,
                                                                                    W1/2W1/2NW1/4SW1/4

B-3        James A. Carlat, a single man    W. H. Champion  3/9/1999    Township 6 South, Range 47 East          320.00   58     845
                                                                        Section 27: SE1/4
                                                                        Section 34: NW1/4NW1/4NW1/4SE1/4,
                                                                                    E1/2NW1/4NW1/4SE1/4,
                                                                                    NE1/4NW1/4SE1/4,
                                                                                    N1/2SE1/4NW1/4SE1/4,
                                                                                    SE1/4SE1/4NW1/4SE1/4,
                                                                                    NE1/4SE1/4,
                                                                                    E1/2E1/2SE1/4NE1/4,
                                                                                    E1/2E1/2NE1/4NE1/4,
                                                                                    NW1/4NE1/4NE1/4NE1/4
                                                                        Section 35: W1/2NW1/4NW1/4NW1/4,
                                                                                    SE1/4NW1/4NW1/4NW1/4,
                                                                                    S1/2NW1/4NW1/4,
                                                                                    NW1/4SE1/4NW1/4,
                                                                                    N1/2SW1/4NW1/4,
                                                                                    W1/2SW1/4SW1/4NW1/4,

LEASE NO              LESSOR                    LESSEE         DATE                  DESCRIPTION                  ACRES   BOOK  PAGE
                                                                                    W1/2W1/2NW1/4SW1/4

B-4        Theodore L. Carlat,              W. H. Champion  3/9/1999    Township 6 South, Range 47 East          320.00   59    4
           a single man                                                 Section 27: SE1/4
                                                                        Section 34: NW1/4NW1/4NW1/4SE1/4,
                                                                                    E1/2NW1/4NW1/4SE1/4,
                                                                                    NE1/4NW1/4SE1/4,
                                                                                    N1/2SE1/4NW1/4SE1/4,
                                                                                    SE1/4SE1/4NW1/4SE1/4,
                                                                                    NE1/4SE1/4,
                                                                                    E1/2E1/2SE1/4NE1/4,
                                                                                    E1/2E1/2NE1/4NE1/4,
                                                                                    NW1/4NE1/4NE1/4NE1/4
                                                                        Section 35: W1/2NW1/4NW1/4NW1/4,
                                                                                    SE1/4NW1/4NW1/4NW1/4,
                                                                                    S1/2NW1/4NW1/4,
                                                                                    NW1/4SE1/4NW1/4,
                                                                                    N1/2SW1/4NW1/4,
                                                                                    W1/2SW1/4SW1/4NW1/4,
                                                                                    W1/2W1/2NW1/4SW1/4

B-5        Robert C. Carlat, a single man   W. H. Champion  3/9/1999    Township 6 South, Range 47 East          320.00   59    1
                                                                        Section 27: SE1/4
                                                                        Section 34: NW1/4NW1/4NW1/4SE1/4,
                                                                                    E1/2NW1/4NW1/4SE1/4,
                                                                                    NE1/4NW1/4SE1/4,
                                                                                    N1/2SE1/4NW1/4SE1/4,
                                                                                    SE1/4SE1/4NW1/4SE1/4,
                                                                                    NE1/4SE1/4,
                                                                                    E1/2E1/2SE1/4NE1/4,
                                                                                    E1/2E1/2NE1/4NE1/4,
                                                                                    NW1/4NE1/4NE1/4NE1/4
                                                                        Section 35: W1/2NW1/4NW1/4NW1/4,
                                                                                    SE1/4NW1/4NW1/4NW1/4,
                                                                                    S1/2NW1/4NW1/4,
                                                                                    NW1/4SE1/4NW1/4,
                                                                                    N1/2SW1/4NW1/4,
                                                                                    W1/2SW1/4SW1/4NW1/4,
                                                                                    W1/2W1/2NW1/4SW1/4

B-6        Gerald E. Carlat and             W. H. Champion  3/9/1999    Township 6 South, Range 47 East          320.00   59    10
           Mary E. Carlat,                                              Section 27: SE1/4
           husband and wife                                             Section 34: NW1/4NW1/4NW1/4SE1/4,
                                                                                    E1/2NW1/4NW1/4SE1/4,
                                                                                    NE1/4NW1/4SE1/4,
                                                                                    N1/2SE1/4NW1/4SE1/4,
                                                                                    SE1/4SE1/4NW1/4SE1/4,
                                                                                    NE1/4SE1/4,
                                                                                    E1/2E1/2SE1/4NE1/4,
                                                                                    E1/2E1/2NE1/4NE1/4,
                                                                                    NW1/4NE1/4NE1/4NE1/4
                                                                        Section 35: W1/2NW1/4NW1/4NW1/4,
                                                                                    SE1/4NW1/4NW1/4NW1/4,
                                                                                    S1/2NW1/4NW1/4,
                                                                                    NW1/4SE1/4NW1/4,
                                                                                    N1/2SW1/4NW1/4,
                                                                                    W1/2SW1/4SW1/4NW1/4,
                                                                                    W1/2W1/2NW1/4SW1/4

LEASE NO              LESSOR                    LESSEE         DATE                  DESCRIPTION                  ACRES   BOOK  PAGE
E-1        Viola Wynkoop, a widow           W. H. Champion  4/30/1999   Township 7 South Range 47 East           239.94   59     186
                                                                        Sectionalizing Subdivision Survey of
                                                                        H.E.S. No.  985, embracing a portion
                                                                        of Sections 16 and 21 described as
                                                                        follows:  Beginning at Corner No. 1
                                                                        from which the corner to Sections 16,
                                                                        17, 20 and 21 in said Township and
                                                                        Range bears South 89(degrees)54' West
                                                                        13.29 chains distant; thence North
                                                                        25(degrees)37' East 16.30 chains to
                                                                        Corner No. 2 of said H.E.S. No. 985;
                                                                        thence South 69(degrees)42' East 21.82
                                                                        chains to stone corner set and marked
                                                                        corner 2A S. S. S.; thence South 31
                                                                        (degrees)12' West 40.62 chains to stone
                                                                        corner set and marked Corner 4A S. S.
                                                                        S.; thence North 71(degrees)55' West
                                                                        17.88 chains to Corner No. 5 of said
                                                                        H.E.S. No. 985; thence North
                                                                        25(degrees)37' East 24.38 chains to
                                                                        Corner No. 1 of said H.E.S. No. 985,
                                                                        the place of beginning, containing
                                                                        79.97 acres, more of less.
                                                                        Township 7 South Range 47 East
                                                                        H.E.S. Tract # 984 being a metes and
                                                                        bounds tract in Sections 16, 17 and
                                                                        21 (159.97)

LEASE NO              LESSOR                    LESSEE        DATE                  DESCRIPTION                  ACRES    BOOK  PAGE
E         Doris Lee Dunning , a widow and   W. H. Champion  2/22/1999  Township 5 South, Range 45 East          1,867.71   58    866
          Doris Lee Dunning  as Trustee of                             Section 26: SW1/4NE1/4, S1/2NW1/4,
          the Sidney Lee Dunning Trust                                             E1/2SW1/4, W1/2SE1/4
                                                                       Section 35: E1/2, E1/2W1/2

                                                                       Township 5 South, Range 46 East
                                                                       Section 28: S1/2SW1/4SW1/4
                                                                       Section 29: S1/2NE1/4SW1/4,
                                                                                   S1/2NE1/4NE1/4SW1/4,
                                                                                   NW1/4NE1/4SW1/4,
                                                                                   NE1/4NE1/4SE1/4SW1/4,
                                                                                   N1/2NW1/4SW1/4SE1/4,
                                                                                   E1/2SW1/4SE1/4,
                                                                                   SW1/4NW1/4SE1/4,
                                                                                   S1/2NW1/4NW1/4SE1/4,
                                                                                   W1/2SE1/4NW1/4SE1/4,
                                                                                   SW1/4NE1/4NW1/4SE1/4,
                                                                                   NW1/4SE1/4SE1/4,
                                                                                   S1/2SE1/4SE1/4
                                                                       Section 32: N1/2NE1/4NE1/4NE1/4,
                                                                                   SE1/4NE1/4NE1/4NE1/4,
                                                                                   NE1/4NW1/4NE1/4NE1/4
                                                                       Section 33: NW1/4NW1/4NW1/4,
                                                                                   N1/2NE1/4NW1/4NW1/4
                                                                       Section 34: SE1/4NE1/4
                                                                       Section 35: N1/2SE1/4NW1/4,
                                                                                   NE1/4SE1/4SE1/4NW1/4,
                                                                                   SW1/4NW1/4,
                                                                                   E1/2NW1/4NW1/4SE1/4,
                                                                                   NE1/4SE1/4NW1/4SE1/4,
                                                                                   NE1/4NW1/4SE1/4,
                                                                                   N1/2S1/2NE1/4SE1/4,
                                                                                   N1/2NE1/4SE1/4

                                                                       Township 6 South, Range 46 East
                                                                       Section  5: Lot 10(19.51), SW1/4NW1/4,
                                                                                   NE1/4NW1/4SW1/4,
                                                                                   NW1/4NE1/4SW1/4
                                                                       Section  6: Lots 1(39.52), 2(39.66)

                                                                       Township 6 South, Range 47 East
                                                                       Section 32: S1/2SE1/4SW1/4

                                                                       Township 7 South, Range 47 East
                                                                       Section  4: Lots 21(12.17), 22(27.52),
                                                                                   24(30.00), 25(15.00),
                                                                                   28(10.00), 29(20.00)
                                                                       Section  5: Lot 5(24.41)


                                                                       HES Tract # 984 being a metes and
                                                                       bounds tract in Sections 16, 17 & 21
                                                                       (159.97)

                                                                       HES Tract # 985 being a metes and
                                                                       bounds tract in Sections 16 & 21
                                                                       (159.97)

                                                                       HES Tract # 989 being a metes and
                                                                       bounds tract in Section 21 (159.98)

LEASE NO              LESSOR                    LESSEE        DATE                  DESCRIPTION                  ACRES    BOOK  PAGE
F         William Glen Wash and Carol Bull  W. H. Champion  2/22/1999  Township 5 South, Range 45 East           899.80    58    748
          Wash, husband and wife                                       Section 34: NE1/4

                                                                       Township 6 South, Range 46 East
                                                                       Section 4: W1/2NW1/4SW1/4,
                                                                                  SE1/4NW1/4SW1/4,
                                                                                  N1/2SW1/4SW1/4
                                                                       Section 5: Lot 8 (18.89),
                                                                                  NE1/4SE1/4SE1/4, N1/2SE1/4
                                                                       HES Tract 212 being a metes and bounds
                                                                       tract in Sections 11,12 & 13 (159.97)

                                                                       Township 6 South Range 47 East
                                                                       Section  7: Lot 16(27.18),
                                                                                   S1/2 of Lot 17(20.00)
                                                                       Section 18: SW1/4 of Lot 2(10.00),
                                                                                   Lot 3(40.00),
                                                                                   N1/2 of Lot 4(20.00),
                                                                                   Lot 21 (13.76) formerly
                                                                                   described as N1/2 of Lot 5,
                                                                                   N1/2 and SE1/4 of Lot
                                                                                   9(30.00)

                                                                       Township 7 South-Range 45 East
                                                                       Section 12: S1/2N1/2SE1/4SW1/4,
                                                                                   S1/2SE1/4SW1/4,
                                                                                   S1/2N1/2SW1/4SE1/4,
                                                                                   S1/2SW1/4SE1/4
                                                                       Section 13: W1/2NE1/4, E1/2NW1/4,
                                                                                   NE1/4SW1/4

G       Jeffrey Wash, a single man          W. H. Champion  2/22/1999  Township 7 South-Range 45 East
                                                                       Section 13: NW1/4SE1/4                     40.00    58    752

H       Dale Williams and Janice Williams   W. H. Champion   1/9/1999  Township 7 South-Range 48 East            159.55    58    785
        husband and wife                                               HES 993, being a metes and bounds tract
                                                                       in Sections 9, 10, 15 and 16

LEASE NO              LESSOR                    LESSEE        DATE                  DESCRIPTION                  ACRES    BOOK  PAGE
I         James E. Lei and Jeannette Lei,   W. H. Champion  2/25/1999  Township 6 South, Range 46 East          1,121.43   58    740
          husband and wife                                             Section 35: N1/2S1/2

                                                                       Township 6 South, Range 47 East
                                                                       HES Tract # 209, being a metes and
                                                                       bounds tract in Section 31 (159.99)

                                                                       Township 7 South, Range 46 East
                                                                       Section 13: NE1/4

                                                                       Township 7 South, Range 47 East
                                                                       Section  8: S1/2SW1/4
                                                                       Section 17: W1/2NW1/4
                                                                       Section 18: Lots 6(20.60), 7(5.39),
                                                                                   8(2.95), SW1/4NE1/4NE1/4,
                                                                                   S1/2SE1/4NE1/4NE1/4,
                                                                                   S1/2NW1/4NE1/4,
                                                                                   NE1/4SE1/4NE1/4,
                                                                                   S1/2N1/2NE1/4NW1/4,
                                                                                   N1/2NE1/4SW1/4NW1/4,
                                                                                   SE1/4NE1/4SW1/4NW1/4,
                                                                                   E1/2SE1/4SW1/4NW1/4,
                                                                                   NW1/4SE1/4NW1/4,
                                                                                   W1/2NE1/4SE1/4NW1/4,
                                                                                   S1/2SE1/4NW1/4,
                                                                                   S1/2NE1/4NW1/4,
                                                                                   S1/2N1/2NW1/4NE1/4
                                                                       Section 26: N1/2SE1/4SW1/4, N1/2SW1/4,
                                                                                   SW1/4SE1/4NW1/4,
                                                                                   S1/2SW1/4NW1/4
                                                                       Section 27: NE1/4NE1/4SW1/4,
                                                                                   SE1/4NW1/4,
                                                                                   NW1/4SW1/4NW1/4,
                                                                                   E1/2SW1/4NW1/4,
                                                                                   S1/2NW1/4NW1/4,
                                                                                   NE1/4NE1/4SE1/4,
                                                                                   S1/2SE1/4NE1/4
                                                                       Section 28: E1/2NW1/4NE1/4, NE1/4NE1/4

I-1, S    Mary Ann McCullough, a widow      W. H. Champion   5/3/1999  Township 6 South Range 46 East             409.73   59    195
                                                                       Section 35:  N1/2S1/2

                                                                       Township 6 South, Range 47 East
                                                                       H.E.S. No. 209 being a metes and bounds
                                                                       tract in Section 31 (159.99)

                                                                       That portion of H.E.S. No. 656 more
                                                                       fully described in Book 19 of Deeds,
                                                                       Page 550 situated in Section 25 of
                                                                       Township 6 South, Range 45 East and in
                                                                       Sections 30 and 31 of Township 6 South,
                                                                       Range 46 East (89.74)

LEASE NO         LESSOR                LESSEE        DATE                DESCRIPTION                         ACRES   BOOK   PAGE
I-2, S-1  Jean E. McCullough,      W. H. Champion  5/3/1999  Township 6 South Range 46 East                  409.73   59     189
          Individually and as                                Section 35:  N1/2S1/2
          Attorney-in-Fact for                               Township 6 South, Range 47 East
          David W. McCullough                                H.E.S. No. 209 being a metes and
                                                             bounds tract in Section 31 (159.99)

                                                             That portion of H.E.S. No. 656
                                                             more fully described in Book 19 of Deeds,
                                                             Page 550 situated in Section 25 of Township
                                                             6 South, Range 45 East and in Sections 30
                                                             and 31 of Township 6 South, Range 46 East
                                                             (89.74)

I-3, S-2  Helen J. Smith, a widow  W. H. Champion  5/3/1999  Township 6 South Range 46 East                  409.73   59     192
                                                             Section 35:  N1/2S1/2
                                                             Township 6 South, Range 47 East
                                                             H.E.S. No. 209 being a metes and bounds
                                                             tract in Section 31 (159.99)

                                                             That portion of H.E.S. No. 656 more fully
                                                             described in Book 19 of Deeds, Page 550
                                                             situated in Section 25 of Township 6 South,
                                                             Range 45 East and in Sections 30 and 31 of
                                                             Township 6 South, Range 46 East (89.74)

J         David Perry and Carrol   W. H. Champion  3/1/1999  Township 5 South, Range 45 East               1,119.00   58     607
          Ann Perry, husband and                             Section 14: E1/2E1/2, NW1/4NE1/4,
          wife                                                           E1/2W1/2
                                                             Section 23: S1/2NE1/4, E1/2NW1/4,
                                                                         NE1/4SW1/4, N1/2SE1/4 less a
                                                                         1.00 acre tract in the
                                                                         NE1/4SW1/4 as more completely
                                                                         described in Book A of deeds
                                                                         page 543
                                                             Section 24: N1/2, N1/2S1/2

LEASE NO         LESSOR            LESSEE        DATE              DESCRIPTION                    ACRES    BOOK  PAGE
K         George D. Smith and  W. H. Champion  3/1/1999  Township 5 South, Range 46 East          640.00    58    665
          Patricia Smith,                                Section 21: S1/2SE1/4NE1/4SE1/4,
          husband and wife                                           SE1/4SE1/4,
                                                                     NE1/4NE1/4SW1/4SE1/4,
                                                                     S1/2N1/2SW1/4SE1/4,
                                                                     S1/2SW1/4SE1/4,
                                                                     SE1/4NE1/4SE1/4SW1/4,
                                                                     SE1/4SE1/4SW1/4,
                                                                     E1/2SW1/4SE1/4SW1/4
                                                         Section 22: W1/2SW1/4SW1/4SW1/4,
                                                                     N1/2SW1/4SW1/4,
                                                                     W1/2NW1/4SE1/4SW1/4,
                                                                     SW1/4SW1/4NE1/4SW1/4,
                                                                     S1/2S1/2NW1/4SW1/4,
                                                                     SE1/4SE1/4NE1/4SW1/4,
                                                                     E1/2NE1/4SE1/4SW1/4,
                                                                     NE1/4SE1/4SE1/4SW1/4,
                                                                     NW1/4SW1/4SW1/4SE1/4,
                                                                     E1/2SW1/4SW1/4SE1/4,
                                                                     NW1/4SW1/4SE1/4,
                                                                     E1/2SW1/4SE1/4,
                                                                     SE1/4SE1/4,
                                                                     SE1/4NE1/4SE1/4
                                                         Section 23: S1/2NW1/4SW1/4,
                                                                     SW1/4NE1/4SW1/4,
                                                                     W1/2SE1/4NE1/4SW1/4,
                                                                     NW1/4NW1/4SE1/4SW1/4,
                                                                     N1/2N1/2SW1/4SW1/4,
                                                                     S1/2NW1/4SW1/4SW1/4
                                                         Section 24: S1/2SW1/4NE1/4,
                                                                     SW1/4NW1/4SW1/4NE1/4,
                                                                     S1/2S1/2SE1/4NE1/4,
                                                                     NW1/4SW1/4SE1/4NE1/4,
                                                                     S1/2NE1/4SE1/4NW1/4,
                                                                     SE1/4NW1/4SE1/4NW1/4,
                                                                     S1/2SE1/4NW1/4,
                                                                     N1/2NE1/4SE1/4,
                                                                     N1/2S1/2NE1/4SE1/4,
                                                                     SW1/4SW1/4NE1/4SE1/4,
                                                                     N1/2NE1/4NW1/4SE1/4,
                                                                     W1/2SE1/4SE1/4
                                                         Section 25: NE1/4NE1/4
                                                         Section 27: NW1/4NE1/4NE1/4
                                                         Section 28: NE1/4NW1/4NE1/4NW1/4,
                                                                     N1/2NE1/4NE1/4NW1/4,
                                                                     N1/2N1/2NW1/4NE1/4,
                                                                     NW1/4NW1/4NE1/4NE1/4,
                                                                     SE1/4NW1/4NW1/4NE1/4

                                                         Township 5 South, Range 47 East
                                                         Section 19: S1/2NW1/4SW1/4NE1/4,
                                                                     S1/2SW1/4NE1/4,
                                                                     S1/2SW1/4SE1/4NE1/4,
                                                                     S1/2NE1/4SW1/4NW1/4,
                                                                     E1/2W1/2SW1/4NW1/4,
                                                                     SE1/4SW1/4NW1/4,
                                                                     S1/2N1/2SE1/4NW1/4,
                                                                     S1/2SE1/4NW1/4,
                                                                     NW1/4NE1/4NE1/4SW1/4,
                                                                     NE1/4NW1/4NE1/4SW1/4,
                                                                     E1/2NW1/4SE1/4,
                                                                     N1/2NW1/4NW1/4SE1/4,
                                                                     NE1/4SE1/4
                                                         Section 20: W1/2SW1/4NW1/4SW1/4

LEASE NO                 LESSOR                  LESSEE     DATE               DESCRIPTION                   ACRES    BOOK   PAGE
K-1       Walter Ray Smith and Sandra M.  W. H. Champion  3/1/1999  Township 5 South, Range 46 East          640.00    59    167
          Smith, husband and wife                                   Section 21: S1/2SE1/4NE1/4SE1/4,
                                                                                SE1/4SE1/4,
                                                                                NE1/4NE1/4SW1/4SE1/4,
                                                                                S1/2N1/2SW1/4SE1/4,
                                                                                S1/2SW1/4SE1/4,
                                                                                SE1/4NE1/4SE1/4SW1/4,
                                                                                SE1/4SE1/4SW1/4,
                                                                                E1/2SW1/4SE1/4SW1/4
                                                                    Section 22: W1/2SW1/4SW1/4SW1/4,
                                                                                N1/2SW1/4SW1/4,
                                                                                W1/2NW1/4SE1/4SW1/4,
                                                                                SW1/4SW1/4NE1/4SW1/4,
                                                                                S1/2S1/2NW1/4SW1/4,
                                                                                SE1/4SE1/4NE1/4SW1/4,
                                                                                E1/2NE1/4SE1/4SW1/4,
                                                                                NE1/4SE1/4SE1/4SW1/4,
                                                                                NW1/4SW1/4SW1/4SE1/4,
                                                                                E1/2SW1/4SW1/4SE1/4,
                                                                                NW1/4SW1/4SE1/4,
                                                                                E1/2SW1/4SE1/4,
                                                                                SE1/4SE1/4,
                                                                                SE1/4NE1/4SE1/4
                                                                    Section 23: S1/2NW1/4SW1/4,
                                                                                SW1/4NE1/4SW1/4,
                                                                                W1/2SE1/4NE1/4SW1/4,
                                                                                NW1/4NW1/4SE1/4SW1/4,
                                                                                N1/2N1/2SW1/4SW1/4,
                                                                                S1/2NW1/4SW1/4SW1/4
                                                                    Section 24: S1/2SW1/4NE1/4,
                                                                                SW1/4NW1/4SW1/4NE1/4,
                                                                                S1/2S1/2SE1/4NE1/4,
                                                                                NW1/4SW1/4SE1/4NE1/4,
                                                                                S1/2NE1/4SE1/4NW1/4,
                                                                                SE1/4NW1/4SE1/4NW1/4,
                                                                                S1/2SE1/4NW1/4,
                                                                                N1/2NE1/4SE1/4,
                                                                                N1/2S1/2NE1/4SE1/4,
                                                                                SW1/4SW1/4NE1/4SE1/4,
                                                                                N1/2NE1/4NW1/4SE1/4,
                                                                                W1/2SE1/4SE1/4
                                                                    Section 25: NE1/4NE1/4
                                                                    Section 27: NW1/4NE1/4NE1/4
                                                                    Section 28: NE1/4NW1/4NE1/4NW1/4,
                                                                                N1/2NE1/4NE1/4NW1/4,
                                                                                N1/2N1/2NW1/4NE1/4,
                                                                                NW1/4NW1/4NE1/4NE1/4,
                                                                                SE1/4NW1/4NW1/4NE1/4

                                                                    Township 5  South, Range 47 East
                                                                    Section 19: S1/2NW1/4SW1/4NE1/4,
                                                                                S1/2SW1/4NE1/4,
                                                                                S1/2SW1/4SE1/4NE1/4,
                                                                                S1/2NE1/4SW1/4NW1/4,
                                                                                E1/2W1/2SW1/4NW1/4,
                                                                                SE1/4SW1/4NW1/4,
                                                                                S1/2N1/2SE1/4NW1/4,
                                                                                S1/2SE1/4NW1/4,
                                                                                NW1/4NE1/4NE1/4SW1/4,
                                                                                NE1/4NW1/4NE1/4SW1/4,
                                                                                E1/2NW1/4SE1/4,
                                                                                N1/2NW1/4NW1/4SE1/4,
                                                                                NE1/4SE1/4
                                                                    Section 20: W1/2SW1/4NW1/4SW1/4

LEASE NO            LESSOR             LESSEE       DATE                 DESCRIPTION                   ACRES       BOOK         PAGE
K-2        Mae Gress, fka Mildred  W. H. Champion  3/1/1999  Township 5 South, Range 46 East           640.00      59           163
           Mae Smith Gress, a                                Section 21: S1/2SE1/4NE1/4SE1/4,
           single woman                                                  SE1/4SE1/4,
                                                                         NE1/4NE1/4SW1/4SE1/4,
                                                                         S1/2N1/2SW1/4SE1/4,
                                                                         S1/2SW1/4 SE1/4,
                                                                         SE1/4NE1/4SE1/4SW1/4,
                                                                         SE1/4SE1/4SW1/4,
                                                                         E1/2SW1/4SE1/4SW1/4

                                                             Section 22: W1/2SW1/4SW1/4SW1/4,
                                                                         N1/2SW1/4SW1/4,
                                                                         W1/2NW1/4SE1/4SW1/4,
                                                                         SW1/4SW1/4NE1/4SW1/4,
                                                                         S1/2S1/2NW1/4SW1/4,
                                                                         SE1/4SE1/4NE1/4SW1/4,
                                                                         E1/2NE1/4SE1/4SW1/4,
                                                                         NE1/4SE1/4SE1/4SW1/4,
                                                                         NW1/4SW1/4SW1/4SE1/4,
                                                                         E1/2SW1/4SW1/4SE1/4,
                                                                         NW1/4SW1/4SE1/4,
                                                                         E1/2SW1/4SE1/4,
                                                                         SE1/4SE1/4,
                                                                         SE1/4NE1/4SE1/4

                                                             Section 23: S1/2NW1/4SW1/4,
                                                                         SW1/4NE1/4SW1/4,
                                                                         W1/2SE1/4NE1/4SW1/4,
                                                                         NW1/4NW1/4SE1/4SW1/4,
                                                                         N1/2N1/2SW1/4SW1/4,
                                                                         S1/2NW1/4SW1/4SW1/4

                                                             Section 24: S1/2SW1/4NE1/4,
                                                                         SW1/4NW1/4SW1/4NE1/4,
                                                                         S1/2S1/2SE1/4NE1/4,
                                                                         NW1/4SW1/4SE1/4NE1/4,
                                                                         S1/2NE1/4SE1/4NW1/4,
                                                                         SE1/4NW1/4SE1/4NW1/4,
                                                                         S1/2SE1/4NW1/4,
                                                                         N1/2NE1/4SE1/4,
                                                                         N1/2S1/2NE1/4SE1/4,
                                                                         SW1/4SW1/4NE1/4SE1/4,
                                                                         N1/2NE1/4NW1/4SE1/4,
                                                                         W1/2SE1/4SE1/4

                                                             Section 25: NE1/4NE1/4

                                                             Section 27: NW1/4NE1/4NE1/4

                                                             Section 28: NE1/4NW1/4NE1/4NW1/4,
                                                                         N1/2NE1/4NE1/4NW1/4,
                                                                         N1/2N1/2NW1/4NE1/4,
                                                                         NW1/4NW1/4NE1/4NE1/4,
                                                                         SE1/4NW1/4NW1/4NE1/4

                                                             Township 5 South, Range 47 East

                                                             Section 19: S1/2NW1/4SW1/4NE1/4,
                                                                         S1/2SW1/4NE1/4,
                                                                         S1/2SW1/4SE1/4NE1/4,
                                                                         S1/2NE1/4SW1/4NW1/4,
                                                                         E1/2W1/2SW1/4NW1/4,
                                                                         SE1/4SW1/4NW1/4,
                                                                         S1/2N1/2SE1/4NW1/4,
                                                                         S1/2SE1/4SW1/4,
                                                                         NW1/4NE1/4NE1/4SW1/4,
                                                                         NE1/4NW1/4NE1/4SW1/4,
                                                                         E1/2NW1/4SE1/4,
                                                                         N1/2NW1/4NW1/4SE1/4,
                                                                         NE1/4SE1/4

                                                             Section 20: W1/2SW1/4NW1/4SW1/4

LEASE NO            LESSOR             LESSEE       DATE                 DESCRIPTION                   ACRES       BOOK         PAGE
 L         A. Frank Hagen and      W. H. Champion  3/1/1999  Township 7 South, Range 45 East           1,662.56    58           726
           Loreen S. Hagen,                                  Section 1:  Lots 6(34.78), 7(35.19),
           husband and wife                                              W1/2SE1/4NE1/4,
                                                                         SW1/4NE1/4,
                                                                         NE1/4SE1/4NW1/4

                                                             Section 12: Lot 5(17.75)

                                                             Section 23: S1/2SW1/4NE1/4,
                                                                         S1/2N1/2SW1/4NE1/4,
                                                                         N1/2NE1/4SW1/4NE1/4,
                                                                         NE1/4NW1/4SW1/4NE1/4,
                                                                         S1/2SE1/4NW1/4NE1/4,
                                                                         N1/2S1/2SE1/4NE1/4,
                                                                         N1/2SE1/4NE1/4,
                                                                         S1/2S1/2NE1/4NE1/4,
                                                                         SE1/4SE1/4NW1/4,
                                                                         N1/2NE1/4NE1/4SW1/4,
                                                                         SE1/4NW1/4SW1/4,
                                                                         SW1/4NE1/4SW1/4,
                                                                         NW1/4SE1/4SW1/4,
                                                                         S1/2NW1/4NE1/4SW1/4,
                                                                         N1/2SE1/4NE1/4SW1/4,
                                                                         N1/2N1/2NW1/4SE1/4,
                                                                         S1/2NW1/4NW1/4SE1/4,
                                                                         N1/2SW1/4NW1/4SE1/4,
                                                                         SW1/4NE1/4NW1/4SE1/4,
                                                                         NW1/4SE1/4NW1/4SE1/4,
                                                                         SE1/4SW1/4NW1/4NE1/4,
                                                                         S1/2NE1/4NE1/4SW1/4

                                                             Section 24: N1/2S1/2SW1/4NW1/4,
                                                                         N1/2SW1/4NW1/4,
                                                                         NW1/4SW1/4SE1/4NW1/4,
                                                                         W1/2NW1/4SE1/4NW1/4,
                                                                         SW1/4SW1/4NE1/4NW1/4,
                                                                         S1/2S1/2NW1/4NW1/4 less
                                                                         and except a tract of land
                                                                         as more fully described in
                                                                         Book 3 of Deeds, page 146
                                                                         and containing 1.20 acres
                                                                         and also a tract of land as
                                                                         more fully described in
                                                                         Book 16 of Deeds, page 483
                                                                         and containing 0.09 acres

                                                             Section 27: S1/2N1/2SW1/4NE1/4,
                                                                         S1/2SW1/4NE1/4,
                                                                         SW1/4NW1/4SE1/4NE1/4,
                                                                         W1/2SW1/4SE1/4NE1/4,
                                                                         SE1/4SE1/4SW1/4NW1/4,
                                                                         S1/2NE1/4SE1/4NW1/4,
                                                                         N1/2SE1/4SE1/4NW1/4,
                                                                         S1/2S1/2SE1/4NW1/4,
                                                                         E1/2E1/2W1/2SW1/4,
                                                                         E1/2SW1/4,
                                                                         W1/2W1/2SE1/4

                                                             Section 34: E1/2NW1/4,
                                                                         E1/2E1/2NW1/4NW1/4,
                                                                         N1/2NE1/4SW1/4,
                                                                         N1/2S1/2NE1/4SW1/4,
                                                                         SE1/4SW1/4

                                                             Township 7 South, Range 46 East

                                                             Section 6:  Lots 6(34.29), 7(34.34),
                                                                         E1/2SW1/4, SW1/4NE1/4,
                                                                         SE1/4NW1/4, W1/2SE1/4

                                                             Section 7:  NE1/4NE1/4

                                                             Section 8:  SW1/4NW1/4,
                                                                         NE1/4SW1/4,
                                                                         NE1/4SE1/4SW1/4,
                                                                         E1/2SE1/4SE1/4SW1/4,
                                                                         NW1/4SE1/4, S1/2SE1/4

                                                             Section 17: E1/2NE1/4,
                                                                         NW1/4NE1/4,
                                                                         NE1/4NE1/4NE1/4NW1/4

                                                             Section 21: NE1/4NE1/4

                                                             Section 22: SW1/4NE1/4,
                                                                         N1/2NW1/4, SE1/4NW1/4,
                                                                         NW1/4SE1/4

 L-1       Dorothy Marie DuPont    W. H. Champion  3/1/1999  Township 7 South, Range 45 East           1661.56     58           730
           and

LEASE NO            LESSOR             LESSEE       DATE                 DESCRIPTION                   ACRES       BOOK         PAGE
           Henry DuPont, husband                             Section 1:  Lots 6(34.78), 7(35.19),
           and wife                                                      W1/2SE1/4NE1/4,
                                                                         SW1/4NE1/4,
                                                                         NE1/4SE1/4NW1/4

                                                             Section 12: Lot 5(17.75)

                                                             Section 23: S1/2SW1/4NE1/4,
                                                                         S1/2N1/2SW1/4NE1/4,
                                                                         N1/2NE1/4SW1/4NE1/4,
                                                                         NE1/4NW1/4SW1/4NE1/4,
                                                                         S1/2SE1/4NW1/4NE1/4,
                                                                         N1/2S1/2SE1/4NE1/4,
                                                                         N1/2SE1/4NE1/4,
                                                                         S1/2S1/2NE1/4NE1/4,
                                                                         SE1/4SE1/4NW1/4,
                                                                         N1/2NE1/4NE1/4SW1/4,
                                                                         SE1/4NW1/4SW1/4,
                                                                         SW1/4NE1/4SW1/4,
                                                                         NW1/4SE1/4SW1/4,
                                                                         S1/2NW1/4NE1/4SW1/4,
                                                                         N1/2SE1/4NE1/4SW1/4,
                                                                         N1/2N1/2NW1/4SE1/4,
                                                                         S1/2NW1/4NW1/4SE1/4,
                                                                         N1/2SW1/4NW1/4SE1/4,
                                                                         SW1/4NE1/4NW1/4SE1/4,
                                                                         NW1/4SE1/4NW1/4SE1/4,
                                                                         SE1/4SW1/4NW1/4NE1/4,
                                                                         S1/2NE1/4NE1/4SW1/4

                                                             Section 24: N1/2S1/2SW1/4NW1/4,
                                                                         N1/2SW1/4NW1/4,
                                                                         NW1/4SW1/4SE1/4NW1/4,
                                                                         W1/2NW1/4SE1/4NW1/4,
                                                                         SW1/4SW1/4NE1/4NW1/4,
                                                                         S1/2S1/2NW1/4NW1/4 less
                                                                         and except a tract of land
                                                                         as more fully described in
                                                                         Book 3 of Deeds, page 146
                                                                         and containing 1.20 acres
                                                                         and also a tract of land as
                                                                         more fully described in
                                                                         Book 16 of Deeds, page 483
                                                                         and containing 0.09 acres

                                                             Section 27: S1/2N1/2SW1/4NE1/4,
                                                                         S1/2SW1/4NE1/4,
                                                                         SW1/4NW1/4SE1/4NE1/4,
                                                                         W1/2SW1/4SE1/4NE1/4,
                                                                         SE1/4SE1/4SW1/4NW1/4,
                                                                         S1/2NE1/4SE1/4NW1/4,
                                                                         N1/2SE1/4SE1/4NW1/4,
                                                                         S1/2S1/2SE1/4NW1/4,
                                                                         E1/2E1/2W1/2SW1/4,
                                                                         E1/2SW1/4,
                                                                         W1/2W1/2SE1/4

                                                             Section 34: E1/2NW1/4,
                                                                         E1/2E1/2NW1/4NW1/4,
                                                                         N1/2NE1/4SW1/4,
                                                                         N1/2S1/2NE1/4SW1/4,
                                                                         SE1/4SW1/4

                                                             Township 7 South, Range 46 East

                                                             Section  6: Lots 6(34.29), 7(34.34),
                                                                         E1/2SW1/4, SW1/4NE1/4,
                                                                         SE1/4NW1/4, W1/2SE1/4,
                                                                         less and except a 1.00 acre
                                                                         in Lot 6 as more fully
                                                                         described in Book 10MF,
                                                                         page 620.

                                                             Section 7:  NE1/4NE1/4

                                                             Section 8:  SW1/4NW1/4,
                                                                         NE1/4SW1/4,
                                                                         NE1/4SE1/4SW1/4,
                                                                         E1/2SE1/4SE1/4SW1/4,
                                                                         NW1/4SE1/4,
                                                                         S1/2SE1/4

                                                             Section 17: E1/2NE1/4,
                                                                         NW1/4NE1/4,
                                                                         NE1/4NE1/4NE1/4NW1/4

                                                             Section 21: NE1/4NE1/4

                                                             Section 22: SW1/4NE1/4,
                                                                         N1/2NW1/4, SE1/4NW1/4,
                                                                         NW1/4SE1/4

M          Phoebe Ann Finlayson    W. H. Champion  3/9/1999  Township 6 South, Range 47 East           394.40      58           854
           and Harry R. Finlayson,                           Section 24: SE1/4SW1/4, SW1/4SE1/4

LEASE NO            LESSOR             LESSEE       DATE                 DESCRIPTION                   ACRES       BOOK         PAGE
           wife and husband                                  HES Tract No. 655 being a metes and
                                                             bounds tract is Sections 17, 18 and 20,
                                                             containing 157.35 acres
                                                             HES Tract No. 988 being a metes and
                                                             bounds tract is Sections 21, 27 and 28,
                                                             containing 157.05 acres

 N         Daniel W. Davis and     W. H. Champion  3/1/1999  Township 5 South, Range 47 East             807.50    58           659
           Marcy M. Davis,                                   Section 4:  S1/2SE1/4NW1/4,
           husband and wife                                              E1/2NW1/4NW1/4SW1/4,
                                                                         SW1/4NW1/4NW1/4SW1/4,
                                                                         SW1/4NW1/4SW1/4,
                                                                         E1/2NW1/4SW1/4,
                                                                         W1/2SW1/4SW1/4,
                                                                         NE1/4SW1/4SW1/4,
                                                                         NE1/4SE1/4SW1/4SW1/4,
                                                                         E1/2SW1/4, NW1/4SE1/4,
                                                                         N1/2SW1/4SE1/4

                                                             Section 5:  SW1/4SW1/4SW1/4NE1/4,
                                                                         NW1/4NW1/4SE1/4NW1/4,
                                                                         S1/2N1/2SE1/4NW1/4,
                                                                         S1/2SE1/4NW1/4,
                                                                         SW1/4NW1/4, N1/2SW1/4,
                                                                         N1/2SW1/4SW1/4,
                                                                         SE1/4SW1/4,
                                                                         NW1/4NW1/4NW1/4SE1/4,
                                                                         S1/2N1/2N1/2SE1/4,
                                                                         S1/2N1/2SE1/4,
                                                                         S1/2SE1/4

                                                             Section 6:  NW1/4NE1/4NE1/4,
                                                                         S1/2NE1/4NE1/4,
                                                                         W1/2NE1/4, SE1/4NE1/4,
                                                                         E1/2NE1/4SE1/4,
                                                                         NE1/4SE1/4SE1/4,
                                                                         E1/2E1/2 of Lot 1(10.00),
                                                                         NE1/4 of Lot 8(10.00),
                                                                         E1/2SE1/4 of Lot 8(5.00)

                                                             Section 8:  W1/2NE1/4NE1/4NW1/4,
                                                                         NW1/4NE1/4NW1/4

O          Louis J. Capra and      W. H. Champion  3/1/1999  Township 4 South, Range 47 East             400.00    58           870
           Penny Capra,                                      Section 31: S1/2S1/2
           husband and wife

                                                             Township 5 South, Range 47 East
                                                             Section 4:  SW1/4SW1/4NW1/4NW1/4,
                                                                         W1/2W1/2SW1/4NW1/4,
                                                                         E1/2SW1/4SW1/4NW1/4,
                                                                         SE1/4SW1/4NW1/4,
                                                                         NW1/4NW1/4NW1/4SW1/4

                                                             Section 5:  S1/2S1/2NE1/4NE1/4,
                                                                         SE1/4NW1/4NE1/4,
                                                                         SW1/4SW1/4NW1/4NE1/4,
                                                                         E1/2SW1/4NW1/4NE1/4,
                                                                         NW1/4SW1/4NE1/4,
                                                                         N1/2SW1/4SW1/4NE1/4,
                                                                         SE1/4SW1/4SW1/4NE1/4,
                                                                         E1/2SW1/4NE1/4,
                                                                         SE1/4NE1/4,
                                                                         NE1/4NW1/4SE1/4NW1/4,
                                                                         N1/2NE1/4SE1/4NW1/4,
                                                                         NE1/4NW1/4NW1/4SE1/4,
                                                                         N1/2NE1/4NW1/4SE1/4,
                                                                         N1/2N1/2NE1/4SE1/4,
                                                                         N1/2NW1/4

P          Trusler, Inc., a        W. H. Champion  3/8/1999  Township 4 South, Range 46 East           1,117.50    58           994
           Montana Corporation                               Section 11: S1/2SW1/4SE1/4,
                                                                         SW1/4SE1/4SE1/4

                                                             Section 13: SE1/4NE1/4SE1/4,
                                                                         SW1/4NE1/4NE1/4SE1/4,
                                                                         E1/2SW1/4NE1/4SE1/4,

LEASE NO            LESSOR             LESSEE       DATE                 DESCRIPTION                   ACRES       BOOK         PAGE
                                                                         NW1/4SW1/4NE1/4SE1/4,
                                                                         S1/2NW1/4NE1/4SE1/4,
                                                                         NW1/4NW1/4NE1/4SE1/4,
                                                                         N1/2SE1/4NW1/4SE1/4,
                                                                         NE1/4NW1/4SE1/4,
                                                                         N1/2NW1/4NW1/4SE1/4,
                                                                         W1/2SE1/4SW1/4NE1/4,
                                                                         SW1/4SW1/4NE1/4,
                                                                         NE1/4NE1/4NE1/4SW1/4,
                                                                         S1/2NW1/4,
                                                                         W1/2SE1/4NW1/4NW1/4,
                                                                         W1/2NW1/4NW1/4

                                                             Section 14: NE1/4NE1/4,
                                                                         E1/2SE1/4NE1/4,
                                                                         NW1/4SE1/4NE1/4,
                                                                         NE1/4SW1/4NE1/4,
                                                                         SE1/4NW1/4NE1/4,
                                                                         N1/2NW1/4NE1/4,
                                                                         NE1/4NE1/4NW1/4

                                                             Township 4 South, Range 47 East

                                                             Section 17: S1/2SW1/4, S1/2SW1/4SE1/4,
                                                                         SW1/4SE1/4SE1/4

                                                             Section 18: N1/2SE1/4SE1/4,
                                                                         S1/2S1/2NE1/4SE1/4,
                                                                         S1/2NW1/4SE1/4,
                                                                         N1/2SW1/4SE1/4,
                                                                         N1/2SE1/4SE1/4SW1/4,
                                                                         NE1/4SW1/4NE1/4SW1/4,
                                                                         N1/2SE1/4SW1/4,
                                                                         S1/2NE1/4SW1/4,
                                                                         S1/2NW1/4SW1/4,
                                                                         N1/2SW1/4SW1/4

                                                             Section 20: NE1/4, S1/2NE1/4NW1/4,
                                                                         SE1/4NW1/4,
                                                                         SE1/4SW1/4NW1/4,
                                                                         E1/2NW1/4SW1/4,
                                                                         NE1/4SW1/4, N1/2N1/2SE1/4

                                                             Section 21: NW1/4NW1/4NW1/4,
                                                                         S1/2NW1/4NW1/4,
                                                                         SW1/4NE1/4NW1/4,
                                                                         S1/2NW1/4,
                                                                         W1/2SW1/4NE1/4,
                                                                         W1/2NW1/4SE1/4,
                                                                         NE1/4SW1/4

Q          William C. Trusler and  W. H. Champion  3/8/1999  Township 5 South, Range 46 East           320.00      58           998
           Jacqueline                                        Section 2: E1/2SW1/4SW1/4NE1/4,
           Trusler, husband and                                         SE1/4SW1/4NE1/4,
           wife                                                         N1/2NW1/4SE1/4,
                                                                        W1/2SW1/4NW1/4SE1/4,
                                                                        N1/2SW1/4

                                                             Section 3: NE1/4SE1/4

                                                             Township 5 South, Range 47 East
                                                             Section 6: E1/2 of Lot 9(20.00),
                                                                        E1/2 of Lot 16(20.00),
                                                                        W1/2SE1/4, W1/2E1/2SE1/4

R          Robert T. Tate, Jr.     W. H. Champion  4/27/1999 Township 6 South, Range 46 East           314.95      59           179
           aka R. T. Tate, Jr.                               Section 4: N1/2S1/2SE1/4SW1/4,
           and Aileen Tate,                                             S1/2N1/2SE1/4SW1/4,
           husband and wife                                             SW1/4SW1/4SE1/4,
                                                                        W1/2SE1/4SW1/4SE1/4

                                                             Section 9: N1/2NW1/4NE1/4,
                                                                        E1/2SW1/4NW1/4NE1/4,
                                                                        SE1/4NW1/4NE1/4,
                                                                        W1/2NW1/4NE1/4NE1/4,
                                                                        S1/2NE1/4NE1/4,
                                                                        N1/2SE1/4NE1/4

                                                             Section 10: S1/2NW1/4NW1/4,
                                                                        N1/2SW1/4NW1/4,
                                                                        S1/2S1/2NE1/4, SE1/4NW1/4

                                                             H.E.S. Tract No. 987 being a metes and
                                                             bounds tract in Sections 10 and 11
                                                             (79.95)

T          Thomas F. Thompson as   W. H. Champion  4/27/1999 Township 4 South, Range 47 East           240.00      59           335
           Attorney-in-Fact for                              Section  4: NE1/4SE1/4
           Rose Edith Thompson,                              Section  8: NE1/4NW1/4
           a widow                                           Section 21: NW1/4SW1/4, NE1/4SE1/4

LEASE NO            LESSOR             LESSEE       DATE                 DESCRIPTION                   ACRES       BOOK         PAGE
                                                             Section 23: SE1/4SE1/4
                                                             Section 27: SW1/4SE1/4

U          Elizabeth Kjelland,     W. H. Champion  5/1/1999  Township 5 South, Range 47 East            160.00     59           332
           a widow                                           Section 4: S1/2NW1/4NE1/4, S1/2NE1/4,
                                                                        S1/2NE1/4NW1/4,
                                                                        N1/2SE1/4NW1/4,
                                                                        N1/2NE1/4SE1/4

MTM-88324  Bureau of Land          W. H. Champion  7/1/1998  Township 6 South-Range 48 East            9329.98
           Management                                        Section  1: Lots 1,3,4, S1/2N1/2,
                                                                         N1/2S1/2

                                                             Section  2: Lots 1,2,3,4, S1/2NE1/4

                                                             Section  3: Lots 1,2,4,5, S1/2NW1/4,
                                                                         SE1/4SE1/4

                                                             Section  4: Lots 1,2,3,4

                                                             Section  5: Lots 1,2,3, SW1/4NE1/4,
                                                                         SE1/4NW1/4, SE1/4

                                                             Section  6: SE1/4NE1/4

                                                             Section 10: Lots 2,3,4, E1/2E1/2,
                                                                         E1/2SW1/4, W1/2SE1/4

                                                             Section 11: E1/2NE1/4, S1/2

                                                             Section 12: S1/2N1/2, S1/2

                                                             Section 13: All

                                                             Section 14: E1/2E1/2, N1/2SW1/4,
                                                                         SE1/4SW1/4, W1/2SE1/4

                                                             Section 15: Lots 1,2,3,4, S1/2NE1/4,
                                                                         E1/2W1/2, SE1/4

                                                             Section 17: SE1/4SW1/4

                                                             Section 19: NW1/4NE1/4, S1/2NE1/4

                                                             Section 22: Lots 1,2,3,4, E1/2,
                                                                         E1/2W1/2

                                                             Section 23: N1/2, N1/2S1/2,
                                                                         SW1/4SW1/4, SE1/4SE1/4

                                                             Section 24: All

                                                             Section 25: All

                                                             Section 26: E1/2, S1/2SW1/4

                                                             Section 27: Lots 1,2,3,4, E1/2,
                                                                         E1/2W1/2

                                                             Section 34: Lots 1,2,3,4,5,6,7,8,9,10,
                                                                         11,12, SW1/4

                                                             Section 35: Lots 1,2,3,4, E1/2,
                                                                         E1/2W1/2

MTM-88325  Bureau of Land Management W. H. Champion 7/1/1998 Township 6 South-Range 49 East            8964.91
                                                             Section 1: Lot 4, SE1/4NE1/4,
                                                                        E1/2SW1/4, SE1/4

                                                             Section 2: Lots 1,2, SE1/4SW1/4,
                                                                        W1/2SE1/4, SE1/4SE1/4

                                                             Section 3: Lots 2,3, SW1/4NE1/4,
                                                                        SE1/4NW1/4, S1/2SE1/4

                                                             Section 4: SE1/4SW1/4, S1/2SE1/4

LEASE NO            LESSOR             LESSEE        DATE                    DESCRIPTION                   ACRES       BOOK    PAGE
                                                                Section 9: E1/2, E1/2W1/2

                                                                Section 10: N1/2, N1/2S1/2, S1/2SW1/4,
                                                                            SW1/4SE1/4

                                                                Section 11: N1/2, N1/2S1/2, SE1/4SW1/4,
                                                                            S1/2SE1/4

                                                                Section 12: All

                                                                Section 13: All

                                                                Section 14: All

                                                                Section 23: All

                                                                Section 24: All

                                                                Section 25: All

                                                                Section 26: All

                                                                Section 27: All

                                                                Section 34: N1/2, N1/2S1/2, SE1/4SW1/4,
                                                                            S1/2SE1/4

                                                                Section 35: ALL

MTM-88326  Bureau of Land Management  W. H. Champion 7/1/1998   Township 6 South-Range 49 East            6671.79
                                                                Section  5: S1/2SE1/4

                                                                Section  6: Lots 2,3,6,7, SW1/4NE1/4,
                                                                            SE1/4SE1/4

                                                                Section  7: Lots 3,4, E1/2SW1/4, SE1/4

                                                                Section  8: N1/2N1/2, SW1/4NE1/4,
                                                                            S1/2NW1/4, NW1/4SW1/4

                                                                Section 15: W1/2E1/2, W1/2

LEASE NO             LESSOR                LESSEE        DATE                   DESCRIPTION                ACRES    BOOK  PAGE
                                                                  Section 17: SW1/4NE1/4,
                                                                              S1/2NW1/4, S1/2
                                                                  Section 18: Lots 1,2,3,4,
                                                                              E1/2, E1/2W1/2
                                                                  Section 19: Lots 1,2,
                                                                              N1/2NE1/4, E1/2NW1/4
                                                                  Section 20: All
                                                                  Section 21: ALL
                                                                  Section 22: All
                                                                  Section 28: All
                                                                  Section 29: NE1/4, N1/2NW1/4
                                                                  Section 30: E1/2SE1/4
                                                                  Section 31: Lots 1,2,3,4, N1/2NE1/4,
                                                                              SW1/4NE1/4, E1/2SW1/4,
                                                                              SE1/4
                                                                  Section 32: S1/2NE1/4, NW1/4NW1/4,
                                                                              SE1/4
                                                                  Section 33: N1/2NE1/4, SE1/4NE1/4,
                                                                              SW1/4NW1/4, W1/2SW1/4,
                                                                              SE1/4SW1/4, SW1/4SE1/4


MTM-89086   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 47 East            480.00
                                                                  Section 12: Lots 3,4,5,6, W1/2

MTM-89087   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 47 East
                                                                  Section 24: Lots 1 thru 16, W1/2          925.31

MTM-89088   Bureau of Land Management  W. H. Champion  5/1/1999   Township 5 South-Range 47 East            642.82
                                                                  Section 1 Lots 4, 5
                                                                  Section 12: Lot 13
                                                                  Section 13: Lots 9, 10, 15,
                                                                              N1/2SW1/4, SW1/4SW1/4
                                                                  Section 14: NE1/4SW1/4,N1/2SE1/4
                                                                  Section 23: NW1/4NE1/4,SW1/4SW1/4
                                                                  Section 24: Lots 7, 10

MTM-89089   Bureau of Land Management  W. H. Champion  5/1/1999   Township 5 South-Range 47 East          1,080.00
                                                                  Section 25: Lots 3,4,5,6,NW1/4
                                                                  Section 26: SW1/4NW1/4,
                                                                              SW1/4, SW1/4SE1/4
                                                                  Section 34: N1/2NE1/4,
                                                                              SE1/4NE1/4, NE1/4NW1/4
                                                                  Section 35: NW1/4NE1/4, W1/2

MTM-89090   Bureau of Land Management  W. H. Champion  5/1/1999   Township 6 South-Range 47 East            439.75

LEASE NO             LESSOR                LESSEE        DATE                   DESCRIPTION                ACRES    BOOK  PAGE
                                                                  Section 1: Lot 6
                                                                  Section 12: Lot 1
                                                                  Section 13: S1/2NW1/4
                                                                  Section 24: SW1/4NE1/4,
                                                                              S1/2NW1/4, N1/2SW1/4,
                                                                              SW1/4SW1/4, NW1/4SE1/4

MTM-89091   Bureau of Land Management  W. H. Champion  5/1/1999   Township 3 South-Range 48 East            440.00
                                                                  Section 24: N1/2
                                                                  Section 32: SE1/4SW1/4, S1/2SE1/4

MTM-89092   Bureau of Land Management  W. H. Champion  5/1/1999   Township 3 South-Range 48 East            640.00
                                                                  Section 34: All

MTM-89093   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 48 East            987.79
                                                                  Section 2: Lots 5 thru 20
                                                                  Section 10: NW1/4NE1/4,
                                                                              N1/2NW1/4, SW1/4NW1/4,
                                                                              S1/2SW1/4, W1/2SE1/4

MTM-89094   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 48 East          1,354.38
                                                                  Section 4: Lots 1,2,3,4,
                                                                             S1/2N1/2, S1/2
                                                                  Section 6: Lots 4, 7
                                                                  Section 8: All

MTM-89095   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 48 East            556.70
                                                                  Section 18: Lot 1, NE1/4, E1/2SE1/4
                                                                  Section 20: SE1/4NW1/4, NW1/4SE1/4
                                                                  Section 30: Lot 2, NE1/4NE1/4,
                                                                              S1/2NE1/4, SE1/4NW1/4

MTM-89096   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 48 East            800.00
                                                                  Section 22: All
                                                                  Section 27: SE1/4

MTM-89097   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 48 East            960.00
                                                                  Section 24: SE1/4NE1/4, NW1/4,
                                                                              N1/2SW1/4, SW1/4SW1/4
                                                                  Section 25: W1/2W1/2, SE1/4NW1/4,
                                                                              NE1/4SW1/4, E1/2SE1/4
                                                                  Section 26: NE1/4NE1/4, N1/2
                                                                              NW1/4,SW1/4NW1/4, SW1/4

LEASE NO             LESSOR                LESSEE        DATE                   DESCRIPTION                ACRES    BOOK  PAGE
MTM-89098   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 48 East            320.00
                                                                  Section 28 SW1/4NW1/4,
                                                                             N1/2N1/2SE1/4NW1/4, SW1/4
                                                                  Section 33: S1/2S1/2NW1/4NE1/4,
                                                                              SW1/4NE1/4, NW1/4SE1/4,
                                                                              S1/2S1/2NE1/4NW1/4,
                                                                              N1/2N1/2SW1/4SE1/4

MTM-89099   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 48 East            360.00
                                                                  Section 32: SE1/4
                                                                  Section 33: NW1/4SW1/4
                                                                  Section 34: NE1/4SW1/4, N1/2SE1/4,
                                                                              SE1/4SE1/4

MTM-89100   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 48 East             80.00
                                                                  Section 33: W1/2NW1/4

MTM-89101   Bureau of Land Management  W. H. Champion  5/1/1999   Township 5 South-Range 48 East          1,003.62
                                                                  Section 1: Lots 2,3,4, S1/2N1/2,
                                                                             N1/2SE1/4, SW1/4SE1/4
                                                                  Section 2: Lots 2,3,4, S1/2NW1/4,
                                                                             SW1/4, NW1/4SE1/4,
                                                                             S1/2SE1/4
                                                                  Section 12: Lot 1, W1/2NW1/4

MTM-89102   Bureau of Land Management  W. H. Champion  5/1/1999   Township 5 South-Range 48 East          1,400.08
                                                                  Section 3: Lots 1,2,3,4,
                                                                             S1/2NE1/4, SE1/4NW1/4,
                                                                             SE1/4
                                                                  Section 10: E1/2E1/2, W1/2NW1/4,
                                                                              NW1/4SW1/4, SW1/4SE1/4
                                                                  Section 11: All

MTM-89103   Bureau of Land Management  W. H. Champion  5/1/1999   Township 5 South-Range 48 East            598.70
                                                                  Section 5: Lot 1, SW1/4,
                                                                             W1/2SE1/4, SE1/4SE1/4
                                                                  Section 6: Lot 7, SE1/4SW1/4
                                                                  Section 7: Lot 1, W1/2NE1/4,
                                                                             SE1/4NE1/4, NE1/4NW1/4

MTM-89104   Bureau of Land Management  W. H. Champion  5/1/1999   Township 5 South-Range 48 East            280.00
                                                                  Section 12: S1/2NE1/4, W1/2SW1/4
                                                                              N1/2SE1/4, SW1/4SE1/4

MTM-89106   Bureau of Land Management  W. H. Champion  5/1/1999   Township 5 South-Range 48 East          1,001.38

LEASE NO             LESSOR                LESSEE        DATE                   DESCRIPTION                ACRES    BOOK  PAGE
                                                                  Section 15: W1/2NE1/4, N1/2NW1/4,
                                                                              SE1/4NW1/4, S1/2SW1/4
                                                                              E1/2SE1/4
                                                                  Section 22: Lots 5,6, NE1/4NE1/4,
                                                                              S1/2NE1/4, SW1/4NW1/4
                                                                  Section 23: N1/2NE1/4, NW1/4,
                                                                              NE1/4SW1/4, NW1/4SE1/4,
                                                                              S1/2SE1/4

MTM-89107   Bureau of Land Management  W. H. Champion  5/1/1999   Township 5 South-Range 48 East            959.70
                                                                  Section 17: E1/2, NE1/4NW1/4,
                                                                              S1/2NW1/4, SE1/4SW1/4
                                                                  Section 18: SW1/4SE1/4
                                                                  Section 19: Lots 1,2, W1/2NE1/4, SE1/4
                                                                  Section 20: NW1/4NE1/4,
                                                                              NW1/4SW1/4, SW1/4SE1/4

MTM-89111   Bureau of Land Management  W. H. Champion  5/1/1999   Township 6 South-Range 48 East
                                                                  Section 8: SW1/4NW1/4SW1/4NW1/4            42.50
                                                                  Section 9: SW1/4SE1/4

MTM-89112   Bureau of Land Management  W. H. Champion  5/1/1999   Township 3 South-Range 49 East            985.53
                                                                  Section 20: N1/2, N1/2SE1/4
                                                                  Section 28: NE1/4, N1/2NW1/4,
                                                                              S1/2SE1/4
                                                                  Section 30: Lot 1, E1/2E1/2
                                                                              NW1/4NE1/4, SW1/4SE1/4

MTM-89113   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 49 East            576.56
                                                                  Section 4: NE1/4, N1/2NW1/4, SW1/4SW
                                                                  Section 6: Lots 1,2,3,4, E1/2W1/2


MTM-89114   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 49 East          1,001.08
                                                                  Section 19: Lots 3,4,
                                                                              E1/2SW1/4, SE1/4
                                                                  Section 20: N1/2NE1/4,
                                                                              NE1/4NW1/4, S1/2NW1/4,
                                                                              SW1/4
                                                                  Section 30: Lots 1,2,3,4,
                                                                              N1/2NE1/4, SW1/4NE1/4,
                                                                              E1/2W1/2

MTM-89115   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 49 East            760.00
                                                                  Section 21: N1/2NE1/4, W1/2
                                                                  Section 28: SW1/4NE1/4, NW1/4
                                                                  Section 29: SE1/4NE1/4,
                                                                              N1/2NW1/4. SW1/4SE1/4

LEASE NO             LESSOR                LESSEE        DATE                   DESCRIPTION                ACRES    BOOK  PAGE
MTM-89116   Bureau of Land Management  W. H. Champion  5/1/1999   Township 4 South-Range 49 East            923.23
                                                                  Section 31: Lots 3,4,7,8,11,14,
                                                                              NE1/4, E1/2NW1/4
                                                                  Section 32: Lots 11,12, NE1/4
                                                                  Section 33: Lots 3,4,6,11,
                                                                              SW1/2NW1/4

MTM-89117   Bureau of Land Management  W. H. Champion  5/1/1999   Township 5 South-Range 49 East
                                                                  Section 4: Lots 1,2,3,4,
                                                                             S1/2N1/2, NE1/4SW1/4, SE1/4  1,163.60
                                                                  Section 9: All

MTM-89118   Bureau of Land Management  W. H. Champion  5/1/1999   Township 5 South-Range 49 East          1,162.14
                                                                  Section 5 Lots 1,2,
                                                                            S1/2NE1/4, SE1/4NW1/4, S1/2
                                                                  Section 8: ALL

MTM-89119   Bureau of Land Management  W. H. Champion  5/1/1999   Township 5 South-Range 49 East            910.25
                                                                  Section 6: Lots 1,2,3,7,
                                                                             SE1/4SW1/4, SE1/4SE1/4
                                                                  Section 7: Lots 1,2,3,4,
                                                                             SE1/2, E1/2W1/2

MTM-89126   Bureau of Land Management  W. H. Champion  5/1/1999   Township 6 South-Range 49 East            400.00
                                                                  Section 5: SW1/4SW1/4
                                                                  Section 8: SW1/4SW1/4
                                                                  Section 10: SE1/4SE1/4
                                                                  Section 11: SW1/4SW1/4
                                                                  Section 15: E1/2E1/2
                                                                  Section 17: NW1/4NW1/4
                                                                  Section 31: SE1/4NW1/4

MTM-87969   Bureau of Land Management  W. H. Champion  5/1/1998   Township 8 South-Range 48 East          5,222.85
                                                                  Section 4: All

LEASE NO             LESSOR                LESSEE        DATE                   DESCRIPTION                ACRES    BOOK  PAGE
                                                                  Section 5: N1/2
                                                                  Section 6: Lots 1,2,3,4,
                                                                             E1/2W1/2, E1/2
                                                                  Section 7: NE1/4, NE1/4NW1/4,
                                                                             NE1/4SE1/4, Lot 4,
                                                                             SE1/4SW1/4
                                                                  Section 9: All
                                                                  Section 10: All
                                                                  Section 17: N1/2NE1/4, SE1/4NE1/4,
                                                                              SW1/4NW1/4, SW1/4,
                                                                              SW1/4SE1/4
                                                                  Section 18: Lots 1,2,3,4, E1/2W1/2,
                                                                              W1/2NE1/4, SE1/4NE1/4,
                                                                              SE1/4
                                                                  Section 19: Lots 1,2,3,4, E1/2
                                                                              W1/2, E1/2
                                                                  Section 20: N1/2, SW1/4, N1/2SE1/4

MTM-89291   Bureau of Land Management  W. H. Champion  7/1/1999   Township 5 South-Range 45 East           1840.00
                                                                  Section 12: All
                                                                  Section 22: S1/2NE1/4, SE1/4
                                                                  Section 23: NE1/4NE1/4,
                                                                              SW1/4NW1/4, W1/2SW1/4
                                                                  Section 24: SE1/4SE1/4
                                                                  Section 25: NE1/4
                                                                  Section 26: NW1/4NW1/4,SW1/2SW1/4
                                                                  Section 27: E1/2
                                                                  Section 35: W1/2W1/2

33, 129-99  State of Montana           W. H. Champion  3/3/1999   Township 4 South, Range 47 East           939.41   60     20
                                                                  Section 36: Lots 1 through S16, W1/2


33, 126-99  State of Montana           W. H. Champion  3/3/1999   Township 3 South, Range 47 East           640.00   60    129
                                                                  Section 36: All


33, 127-99  State of Montana           W. H. Champion  3/3/1999   Township 3 South, Range 48 East           314.54   60    133
                                                                  Section 30: Lots 1, 2,
                                                                              SE1/2NW1/4, NE1/4


33, 128-99  State of Montana           W. H. Champion  3/3/1999   Township 3 South, Range 48 East           640.00   60    137
                                                                  Section 36: All

LEASE NO             LESSOR                LESSEE        DATE                   DESCRIPTION                ACRES    BOOK  PAGE
33, 130-99  State of Montana           W. H. Champion  3/3/1999   Township 4 South, Range 48 East           640.00   60    141
                                                                  Section 16: All

33, 131-99  State of Montana           W. H. Champion  3/3/1999   Township 4 South, Range 48 East           640.00   60    145
                                                                  Section 36: All

33, 132-99  State of Montana           W. H. Champion  3/3/1999   Township 4 South, Range 49 East           640.00   60    149
                                                                  Section 16: All

33, 133-99  State of Montana           W. H. Champion  3/3/1999   Township 4 South, Range 49 East           285.17   60    153
                                                                  Section 18: Lots 3, 4,
                                                                              SE1/2SW1/4, SE1/4

33, 134-99  State of Montana           W. H. Champion  3/3/1999   Township 5 South, Range 47 East          1001.20   60    157
                                                                  Section 36: Lots 1
                                                                              through 16, W1/2

33, 135-99  State of Montana           W. H. Champion  3/3/1999   Township 5 South, Range 48 East           160.00   60    161
                                                                  Section 3: SW1/4NW1/4,
                                                                             NW1/4 SW1/4, S1/2SW1/4

33, 136-99  State of Montana           W. H. Champion  3/3/1999   Township 5 South, Range 48 East            40.00   60    165
                                                                  Section 4: NE1/4SE1/4

33, 137-99  State of Montana           W. H. Champion  3/3/1999   Township 5 South, Range 48 East           120.00   60    169
                                                                  Section 10: E1/2NW1/4,SW1/4NE1/4

33, 138-99  State of Montana           W. H. Champion  3/3/1999   Township 5 South, Range 48 East           640.00   60    173
                                                                  Section 16: All

33, 139-99  State of Montana           W. H. Champion  3/3/1999   Township 5 South, Range 48 East           640.00   60    177
                                                                  Section 36: All

33, 140-99  State of Montana           W. H. Champion  3/3/1999   Township 5 South, Range 49 East           640.00   60    181
                                                                  Section 16: All

33, 143-99  State of Montana           W. H. Champion  3/3/1999   Township 6 South, Range 49 East           640.00   60    185
                                                                  Section 16: All

33, 144-99  State of Montana           W. H. Champion  3/3/1999   Township 6 South, Range 49 East           640.00   60    189

LEASE NO             LESSOR                LESSEE        DATE                   DESCRIPTION                ACRES    BOOK  PAGE
                                                                  Section 36: All

33, 240-99  State of Montana           W. H. Champion  6/2/1999   Township 5 South, Range 45 East           640.00   60    193
                                                                  Section 16: All

33, 241-99  State of Montana           W. H. Champion  6/2/1999   Township 5 South, Range 45 East           640.00   60    197
                                                                  Section 36: All

33, 242-99  State of Montana           W. H. Champion  6/2/1999   Township 6 South, Range 46 East           320.00   60    201
                                                                  Section 36: S1/2

NAMI-1      Douglas A. Cahill and      W. H. Champion  1/14/2000  Township 1 South, Range 46 East           658.10   62    403
            Shelly S. Cahill,                                     (Powder River)
            husband & wife                                        Section 2: Lots 3(48.97), 4(49.13)
                                                                             5(40.00), 6(40.00),7(40.00),
                                                                             8(40.00), 9(40.00),10(40.00)
                                                                  Township 1 North, Range 46
                                                                  East (Custer)
                                                                  Section 32: S1/2

NAMI-2      Richard E. Hough, aka      W. H. Champion  1/17/2000  Township 1 South, Range 46                800.00   62    404
            R. E. Hough and Nicole                                East (Powder River)
            Hough, husband & wife                                 Section 2: Lots 7(40.00),
                                                                             8(40.00), 9(40.00), 10(40.00)
                                                                  Township 1 North, Range 46
                                                                  East (Custer)
                                                                  Section 32: All

NAMI-4      Thelma Ilene Ballensky,    W. H. Champion  3/16/2000  Township 1 South, Range 46 East (Powder   978.10   62    116
            a married woman                                       River)
                                                                  Section 2: Lots 3(48.97), 4(49.13),
                                                                             5(40.00), 6(40.00),
                                                                             7(40.00), 8(40.00), 9(40.00),
                                                                             10(40.00)

                                                                  Township 1 North, Range 46 East (Custer)
                                                                  Section 32: All

NAMI-5      Ethel C. Ewing Saunders,   W. H. Champion  3/16/2000  Township 1 South, Range 46 East (Powder   978.10   62    114
            a married woman                                       River)
                                                                  Section 2: Lots 3(48.97), 4(49.13),
                                                                             5(40.00), 6(40.00),
                                                                             7(40.00), 8(40.00), 9(40.00),
                                                                             10(40.00)
                                                                  Township 1 North, Range 46 East (Custer)
                                                                  Section 32: All

LEASE NO             LESSOR                LESSEE        DATE                   DESCRIPTION                ACRES    BOOK  PAGE
NAMI-6      Wanda Yvetta McIntosh,     W. H. Champion  5/23/2000  Township 1 South, Range 46 East           978.10   62    118
            aka                                                   (Powder River)
            Wanda Yvette McIntosh,                                Section 2: Lots 3(48.97), 4(49.13),
            a widow                                                          5(40.00), 6(40.00),
                                                                             7(40.00), 8(40.00),
                                                                             9(40.00), 10(40.00)
                                                                  Township 1 North, Range 46
                                                                  East (Custer)
                                                                  Section 32: All

1.0202      David C. Carlat            RMG             1/15/2001  Township 5 South, Range 47 East           677.19   67    838
                                                                  Section 34: S2

                                                                  Township 6 South, Range 47 East
                                                                  Section 1: Lots 1(39.02),
                                                                             2(39.67), 3(39.61),
                                                                             4(39.55), 5(39.34),
                                                                             N2SW, NWSE

                                                                  Township 6 South, Range 48 East
                                                                  Section 5: SENE

1.0198      Donna Jean Kemp            RMG             1/20/2001  Township 5 South, Range 49 East              640   64     43
                                                                  Section 28: S2SW
                                                                  Section 29: SWSE, SESW
                                                                  Section 32: NE
                                                                  Section 33: N2

1.0199      Della Jean Gasaway         RMG             1/20/2001  Township 5 South, Range 49 East              640   64     41
                                                                  Section 28: S2SW
                                                                  Section 29: SWSE, SESW
                                                                  Section 32: NE
                                                                  Section 33: N2

  1.02      Violet Meyers              RMG             1/20/2001  Township 5 South, Range 49 East              640   64     39
                                                                  Section 28: S2SW
                                                                  Section 29: SWSE, SESW
                                                                  Section 32: NE
                                                                  Section 33: N2

1.0201      Gayle and Gordon Mohr      RMG             1/20/2001  Township 5 South, Range 49 East              640   64     37
                                                                  Section 28: S2SW
                                                                  Section 29: SWSE, SESW

LEASE NO             LESSOR                LESSEE        DATE                   DESCRIPTION                ACRES    BOOK  PAGE
                                                                  Section 32: NE
                                                                  Section 33: N2

1.0203      Shirley Jilge              RMG             2/27/2001  Township 5 South, Range 49 East              640   67    840
                                                                  Section 28: S2SW
                                                                  Section 29: SWSE, SESW
                                                                  Section 32: NE
                                                                  Section 33: N2

1.0196      Ag America                 RMG             6/27/2000  Township 4 South, Range 49 East               80   63    639
                                                                  Section 30: SENE, NESE

1.0195      Ag America                 RMG             6/27/2000  Township 4 South, Range 49 East              240   63    643
                                                                  Section 29: S2NW, SWNE,
                                                                              NWSE, N2SW

1.0194      Ag America                 RMG             6/27/2000  Township 4 South, Range 49 East              120   63    647
                                                                  Section 28: E2SE. SENE

1.0193      Ag America                 RMG             6/27/2000  Township 4 South, Range 49 East              200   63    652
                                                                  Section 27: S2NW,
                                                                              N2SW, SWSW

1.0191      Swope Family Trust         RMG              8/2/2000  Township 6 South, Range 49 East              800   62    966
                                                                  Section 29: S2, S2NW
                                                                  Section 32: N2NE
                                                                  Section 33: SWNE, N2NW,
                                                                              SENW, NESW, SESE


1.0192      Gay Ranch, Inc.            RMG              6/6/2000  Township 6 South, Range 49 East           2118.5   62    202
                                                                  Section 19: Lots 3(33.20),
                                                                              4(33.10), E2SW, S2NE, SE
                                                                  Section 29: S2, S2NW
                                                                  Section 30: Lots 1(33.04),
                                                                              2(33.05), 3(33.05),
                                                                              4(33.06), E2W2, NE, W2SE
                                                                  Section 31: NENW, SENE
                                                                  Section 32: N2NE, SW,
                                                                              E2NW, SWNW
                                                                  Section 33: SWNE, N2NW,
                                                                              SENW, NESW, N2SE, SESE

1.019       Lloyd W. Rypkema           RMG             6/10/2000  Township 6 South, Range 49 East              800   62    200

LEASE NO             LESSOR                LESSEE        DATE                   DESCRIPTION                ACRES    BOOK  PAGE
                                                                  Section 29: S2, S2NW
                                                                  Section 32: N2NE
                                                                  Section 33: SWNE, N2NW,
                                                                              SENW, NESW, N2SE, SESE

                                                         ROSEBUD COUNTY, MONTANA

                                  EXHIBIT "A"

Attached to and made a part of that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement from
   Dolphin Energy Corporation (Mortgagor) for the benefit of Promethean Asset
                                Management L.L.C.

Unless otherwise indicated on this schedule, Mortgagor owns a proportionate eighty percent (80%) or greater Net Revenue Interest in the following described Leases and Lands.

LEASE NO:         11
LESSOR:           S & P Land Co., a Montana Corporation
LESSEE:           David J. Knapp
LEASE DATE:       April 28, 1998
PRIMARY TERM:     5 years
RECORDED:         Book 107, Page 534, Rosebud County
DESCRIPTION:      Only insofar as lease covers the following described lands:
                  Township 7 South, Range 41 East, MPM, Rosebud County, Montana
                  Section 20: W/2 E/2 and SE/4 SE/4
                  Section 21: S/2 SW/4
                  Section 27: Lots 2 (46.79), 3 (47.32), 6 (47.43), 7 (47.95),
                  8 (47.91)
                  Section 28: Lot 3 (50.80)
                  Section 33: Lots 1 (37.11), 3 ( 35.95) & 4 (35.90)
                  Section 34: Lots 1 (48.13), 2 (48.13), 6 (48.06), 7 (39.07),
                  8 (38.52), 9 (45.72) and NE/4 SW/4

LEASE NO:         13
LESSOR:           George Warren Brewster III and Doris M. Brewster, his wife
LESSEE:           David J. Knapp
LEASE DATE:       April 10, 1998
PRIMARY TERM:     10 years
RECORDED:         Book 107, Page 695, Rosebud County
DESCRIPTION:      Only insofar as lease covers the following described lands:
                  Township 6 South, Range 42 East, Rosebud County, Montana
                  Section 31:  NE/4 NE/4

LEASE NO:         14
LESSOR:           George Warren Brewster III and Doris M. Brewster, his wife
LESSEE:           David J. Knapp
LEASE DATE:       April 10, 1998
PRIMARY TERM:     10 years
RECORDED:         Book 107, Page 528, Rosebud County
DESCRIPTION:      Only insofar as lease covers the following described lands:
                  Township 5 South, Range 41 East, MPM, Rosebud County, Montana
                  Section 31:  Lot 3 (39.85), E/2 SW/4, E/2 SE/4 and SW/4 SE/4
                  Section 32:  S/2 SW/4 and W/2 SE/4

                  Township 6 South, Range 41 East, MPM, Rosebud County, Montana
                  Section 1: SW/4 SW/4
                  Section 2: Lot 2 (38.08), SW/4 NE/4, SW/4 NW/4, N/2 SW/4 and
                  SE/4
                  Section 3: Lots 1 (37.72), 2 (37.52), 3 (37.32), 4 (37.12),
                  SE/4 NE/4, SW/4 NW/4 and SW/4
                  Section 4: Lots 1 (37.05), 2 (37.08), 3 (37.15), 4 (37.19),
                  SE/4 NE/4, and SW/4 NW/4
                  Section 5: S/2 N/2
                  Section 6: Lots 1 (50.87), 3 (51.09), 7 (48.23), S/2 NE/4,
                  SE/4 NW/4 and SE/4 SW/4
                  Section 7: Lot 1 (48.26), W/2 NE/4, SE/4 NE/4, NE/4 NW/4 and
                  SE/4
                  Section 8: W/2 SW/4, SE/4 SW/4, SW/4 SE/4
                  Section 9: NE/4 NE/4
                  Section 11: E/2 NE/4 and SE/4 SE/4
                  Section 12: W/2 NW/4 and SW/4 SW/4
                  Section 13: Lots 3 (41.91), 4 (41.98), W/2 NE/4, N/2 NW/4,
                  SE/4 NW/4 and NW/4 SE/4
                  Section 17: S/2 NE/4, N/2 SE/4 and SW/4 SE/4
                  Section 20: SE/4
                  Section 21: W/2 SW/4
                  Section 24: Lots 1 (41.98), 2 (41.93), 3 (41.98), 4 (42.08),
                  and W/2 NE/4
                  Section 25: Lots 1 (41.31), 2 (39.86), NW/4 NE/4 and NE/4 NW/4
                  Section 28: W/2 NW/4 Section 30: Lot 2 (49.16), SE/4 NW/4

                  Township 6 South, Range 42 East, MPM, Rosebud County, Montana
                  Section 18: Lot 7 (43.31), SE/4 SW/4
                  Section 19: Lots 1 (43.33), 2 (43.34), 3 (43.35), 4 (37.97),
                  5 (34.98), W/2 NE/4, SE/4 NE/4, E/2 NW/4, NE/4 SW/4
                  and NE/4 SE/4
                  Section 20: Lot 5 (40.82), W/2 SE/4 and SE/4 SE/4

                                                         ROSEBUD COUNTY, MONTANA

                  Section 28: SW/4 SW/4
                  Section 29: E/2 NE/4, N/2 SW/4, SE/4 SW/4, N/2 SE/4, S/2 SE/4
                  except 25.2 ac.
                  Section 32: S/2 NE/4, N/2 NE/4 less 3.1 acres
                  Section 33: NW/4

LEASE NO:         15
LESSOR:           Robert E. Ebeling, individually and attorney in fact for
                  Eula B. Ebeling, his wife
LESSEE:           David J. Knapp
LEASE DATE:       April 10, 1998
PRIMARY TERM:     10 years
RECORDED:         Book 107, Page 531, Rosebud County
DESCRIPTION:      Only insofar as lease covers the following described lands:
                  Township 5 South, Range 41 East, MPM, Rosebud County, Montana
                  Section 31: Lot 3 (39.85), E/2 SW/4, E/2 SE/4 and SW/4 SE/4
                  Section 32: S/2 SW/4 and W/2 SE/4

                  Township 6 South, Range 41 East, MPM, Rosebud County, Montana
                  Section 1: SW/4 SW/4
                  Section 2: Lot 2 (38.08), SW/4 NE/4, SW/4 NW/4, N/2 SW/4 and
                  SE/4
                  Section 3: Lots 1 (37.72), 2 (37.52), 3 (37.32), 4 (37.12),
                  SE/4 NE/4, SW/4 NW/4 and SW/4
                  Section 4: Lots 1 (37.05), 2 (37.08), 3 (37.15), 4 (37.19),
                  SE/4 NE/4, and SW/4 NW/4
                  Section 5: S/2 N/2
                  Section 6: Lots 1 (50.87), 3 (51.09), S/2 NE/4, and SE/4 NW/4
                  Section 9: NE/4 NE/4
                  Section 11: E/2 NE/4 and SE/4 SE/4
                  Section 12: W/2 NW/4 and SW/4 SW/4
                  Section 13: Lots 3 (41.91), 4 (41.98), W/2 NE/4, N/2 NW/4,
                  SE/4 NW/4 and NW/4 SE/4
                  Section 24: Lots 1 (41.98), 2 (41.93), 3 (41.98), 4 (42.08),
                  and W/2 NE/4
                  Section 25: Lots 1 (41.31), 2 (39.86), NW/4 NE/4 and NE/4 NW/4

                  Township 6 South, Range 42 East, MPM, Rosebud County, Montana
                  Section 18: Lot 7 (43.31), SE/4 SW/4
                  Section 19: Lots 1 (43.33), 2 (43.34), 3 (43.35), 4 (37.97),
                  5 (34.98), W/2 NE/4, SE/4 NE/4, E/2 NW/4, NE/4 SW/4
                  and NE/4 SE/4
                  Section 20: Lot 5 (40.82), W/2 SE/4 and SE/4 SE/4
                  Section 28: SW/4 SW/4
                  Section 29: E/2 NE/4, N/2 SW/4, SE/4  SW/4, N/2 SE/4, S/2 SE/4
                  except 25.2 ac.
                  Section 32: S/2 NE/4, N/2 NE/4 less 3.1 acres
                  Section 33: NW/4

LEASE NO:         52
LESSOR:           Lula J. Walthall
LESSEE:           David J. Knapp
LEASE DATE:       May 16, 1998
PRIMARY TERM:     5 years
RECORDED:         Book 107, Page 575, Rosebud County
DESCRIPTION:      Only insofar as lease covers the following described lands:
                  Township 7 South, Range 41 East, M.P.M., Rosebud County,
                  Montana
                  Section 5: Lots 1 (20.51) & 2 (20.51)
                  Section 6: Lots 6 (33.19)

                  Township 6 South, Range 41 East, M.P.M., Rosebud County,
                  Montana
                  Section 30: Lots 3 (49.18), 4 (49.19) & E/2 SW/4
                  Section 31: Lots 1 (49.24), S/2 NE/4 & NE/4 SE/4
                  Section 32: N/2 SW/4, SE/4 SW/4 & SW/4 SE/4

LEASE NO:         55
LESSOR:           STANDARD ENERGY CORPORATION, a Utah Corporation
LESSEE:           SAVANT RESOURCES LLC
LEASE DATE:       June 5, 1998
PRIMARY TERM:     5 years
RECORDED:         Book 107, Page 556, Rosebud County
DESCRIPTION:      Only insofar as lease covers the following described lands:
                  Township 6 South, Range 41 East, M.P.M., Rosebud County,
                  Montana
                  Section 6: Lot 7 (48.23), SE/4 SW/4
                  Section 7: Lot 1 (48.26), W/2 NE/4, SE/4 NE/4, NE/4 NW/4 &
                  SE/4
                  Section 8: W/2 SW/4, SE/4 SW/4, SW/4 SE/4
                  Section 17: S/2 NE/4, N/2 SE/4 & SW/4 SE/4
                  Section 20: SE/4
                  Section 21: W/2 SW/4
                  Section 28: W/2 NW/4
                  Section 30: Lot 2 (49.16) & SE/4 NW/4

                  Township 6 South, Range 42 East, M.P.M., Rosebud County,
                  Montana

                                                         ROSEBUD COUNTY, MONTANA

                  A tract of land situated in the S/2 SE/4 of Section 29, containing 25.2 acres and N/2 NE/4 of Section 32, containing
                  3.1 acres, more particularly described as follows:

                  Beginning at the Quarter corner between said Sections 29 and 32, South 73 degrees 51' East 810 feet; thence North 84 degrees 27' East 270.5 feet; thence North 83 degrees 54' East
                  957.0 feet; thence North 1 degree 53' West 245.0 feet; thence North 40 degrees 43' West 901.5 feet to middle of Tongue River; thence along middle of Tongue River in a straight line 1387.5 feet with a bearing of South 87 degrees 20' West; thence South 3 degrees 13' East 200.0 feet; thence South 67 degrees 24' East 514.5 feet; thence North 79 degrees 56' East
                  348.5 feet; thence South 13 degrees 15' East 118.6 feet; thence South 31 degrees 35' West 140.5 feet; thence South 2 degrees 58' West for 420.5 feet to a point of beginning.

LEASE NO:
LESSOR:           Bull Ranch, a Montana Corporation
LESSEE:           W. H. Champion
LEASE DATE:       February 15, 1999
PRIMARY TERM:     2 years with option to extend for an additional 5 years
RECORDED:         Book 108MC, Page 334
DESCRIPTION:      Township 5 South, Range 44 East,  Rosebud County, Montana
                  Section  5: Lots 3, 6, 7, NW1/4SW1/4NE1/4, SE1/4NW1/4,
                              E1/2SW1/4NW1/4, SE1/4NW1/4NW1/4, NE1/4NE1/4SW1/4,
                              NW1/4SE1/4, SW1/4NE1/4SE1/4, N1/2SW1/4SE1/4,
                              SE1/4SE1/4, SE1/4SW1/4SE1/4
                  Section  8: N1/2NE1/4NE1/4, SE1/4NE1/4NE1/4
                  Section 16: SW1/4SE1/4, W1/2SE1/4SE1/4, W1/2NE1/4SE1/4,
                              E1/2NW1/4SE1/4
                  Section 21: NE1/4NE1/4, E1/2NW1/4NE1/4, SE1/4NE1/4SE1/4NE1/4
                  Section 22: S1/2NW1/4SW1/4NW1/4, NE1/4NW1/4SW1/4NW1/4,
                              NE1/4SW1/4NW1/4, S1/2SW1/4NW1/4, SW1/4SE1/4NW1/4

                  HES 1007 being a metes and bounds tract in Section 22 and 27. HES 645 being a metes and bounds tract in Section 34 and 35 of T5S, R44E and Section 1 of T6S, R44E

LEASE NO:
LESSOR:           USDI-BLM (MTM-89286)
LESSEE:           W. H. Champion
LEASE DATE:       July 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 4 South, Range 43 East, Rosebud County, Montana
                  Section 34: Lot 5,  SE1/4SE1/4

LEASE NO:
LESSOR:           USDI-BLM (MTM-89287)
LESSEE:           W. H. Champion
LEASE DATE:       July 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 5 South, Range 43 East, Rosebud County, Montana
                  Section 20: Lots 1 thru 12
                  Section 29: Lots 1 thru 8, E1/2, E1/2W1/2
                  Section 30: Lots 3 thru 14
                  Section 31: Lots 1 thru 11, S1/2NE1/4, SE1/4NW1/4, E1/2SW1/4,
                  SE1/4

LEASE NO:
LESSOR:           USDI-BLM (MTM-89296)
LESSEE:           W. H. Champion
LEASE DATE:       July 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 6 South, Range 43 East, Rosebud County, Montana
                  Section 5: Lots 1 thru 6, S1/2NW1/4
                  Section 6: Lot 1, SW1/4NE1/4

LEASE NO:
LESSOR:           USDI-BLM (MTM-89297)
LESSEE:           W. H. Champion
LEASE DATE:       July 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 6 South, Range 43 East, Rosebud County, Montana
                  Section  5: Lots 7 thru 14
                  Section  8: Lots 1 thru 7, S1/2NE1/4, SE1/4NW1/4, E1/2SW1/4,
                  SE1/4
                  Section 21: Lots 3 thru 10, N1/2NE1/4, SE1/4NE1/4, NE1/4NW1/4

                                                         ROSEBUD COUNTY, MONTANA

LEASE NO:
LESSOR:           USDI-BLM (MTM-89302)
LESSEE:           W. H. Champion
LEASE DATE:       July 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 7 South, Range 43 East, Rosebud County, Montana
                  Section 6: Lot 7, SE1/4SW1/4, S1/2SE1/4
                  Section 7: Lots 1, 2, NE1/4, E1/2NW1/4

LEASE NO:
LESSOR:           USDI-BLM (MTM-89298)
LESSEE:           Paul E. Nordstog
LEASE DATE:       July 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 6 South, Range 43 East, Rosebud County, Montana
                  Section 19: Lots 3, 4, 5, 6
                  Section 28: E1/2

LEASE NO:
LESSOR:           USDI-BLM (MTM-89301)
LESSEE:           Paul E. Nordstog
LEASE DATE:       July 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 6 South, Range 43 East, Rosebud County, Montana
                  Section 33: Lots 2, 3, 4, E1/2, E1/2W1/2

LEASE NO:
LESSOR:           USDI-BLM (MTM-89303)
LESSEE:           Paul E. Nordstog
LEASE DATE:       July 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 7 South, Range 43 East, Rosebud County, Montana
                  Section 21: S1/2
                  Section 28: N1/2, W1/2SW1/4, SE1/4SW1/4, SW1/4SE1/4
                  Section 29: E1/2

LEASE NO:
LESSOR:           USDI-BLM (MTM-89304)
LESSEE:           Paul E. Nordstog
LEASE DATE:       July 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 7 South, Range 43 East, Rosebud County, Montana
                  Section 31: Lots 3, 4, E1/2SW1/4, W1/2SE1/4
                  Section 32: NE1/4, E1/2NW1/4, NE1/4SW1/4, N1/2SE1/4
                  Section 33: N1/2

LEASE NO:
LESSOR:           USDI-BLM (MTM-89500)
LESSEE:           W. H. Champion
LEASE DATE:       December 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 5 South, Range 41 East, Rosebud County, Montana
                  Section 20: W1/2
                  Section 29: All

LEASE NO:
LESSOR:           USDI-BLM (MTM-89501)
LESSEE:           W. H. Champion
LEASE DATE:       December 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 5 South, Range 41 East, Rosebud County, Montana
                  Section 22: All
                  Section 27: All

                                                         ROSEBUD COUNTY, MONTANA

LEASE NO:
LESSOR:           USDI-BLM (MTM-89502)
LESSEE:           W. H. Champion
LEASE DATE:       December 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 5 South, Range 41 East, Rosebud County, Montana
                  Section 24: W1/2
                  Section 26: All

LEASE NO:
LESSOR:           USDI-BLM (MTM-89503)
LESSEE:           W. H. Champion
LEASE DATE:       December 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 5 South, Range 41 East, Rosebud County, Montana
                  Section 30: Lots 1, 2, 3, 4, E1/2W1/2, E1/2
                  Section 31: Lots 1, 2, NE1/4, E1/2NW1/4, NW1/4SE1/4

LEASE NO:
LESSOR:           USDI-BLM (MTM-89504)
LESSEE:           W. H. Champion
LEASE DATE:       December 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 5 South, Range 41 East, Rosebud County, Montana
                  Section 32: N1/2, N1/2SW1/4, E1/2SE1/4
                  Section 33: All

LEASE NO:
LESSOR:           USDI-BLM (MTM-89505)
LESSEE:           W. H. Champion
LEASE DATE:       December 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 5 South, Range 41 East, Rosebud County, Montana
                  Section 34: All
                  Section 35: All

LEASE NO:
LESSOR:           USDI-BLM (MTM-89506)
LESSEE:           W. H. Champion
LEASE DATE:       November 1, 1999
PRIMARY TERM:     10 years
RECORDED:         Not recorded
DESCRIPTION:      Township 5 South, Range 42 East, Rosebud County, Montana
                  Section 20: SW1/4, NE1/4SE1/4, S1/2SE1/4
                  Section 27: Lots 2, 3, 4, 5, 6, SW1/4NE1/4, SE1/4NW1/4,
                  NE1/4SW1/4, NW1/4SE1/4

LEASE NO:
LESSOR:           State of Montana 33, 247-99
LESSEE:           W. H. Champion
LEASE DATE:       June 2, 1999
PRIMARY TERM:     10 years
RECORDED:         Book 108MC, Page 567
DESCRIPTION:      Township 4 South, Range 43 East, Rosebud County, Montana
                  Section 36: All

LEASE NO:
LESSOR:           State of Montana 33, 248-99
LESSEE:           W. H. Champion
LEASE DATE:       June 2, 1999
PRIMARY TERM:     10 years
RECORDED:         Book 108MC, Page 571
DESCRIPTION:      Township 4 South, Range 44 East, Rosebud County, Montana
                  Section 16: N1/2, SW1/4

                                                         ROSEBUD COUNTY, MONTANA

LEASE NO:
LESSOR:           State of Montana 33, 249-99
LESSEE:           W. H. Champion
LEASE DATE:       June 2, 1999
PRIMARY TERM:     10 years
RECORDED:         Book 108MC, Page 575
DESCRIPTION:      Township 5 South, Range 42 East, Rosebud County, Montana
                  Section 36: Lots 1, 2, 3, 4, S1/2N1/2, S1/2 and the bed of the
                              Tongue River from low-water mark to low-water mark, all abandoned channels within the original glo meandered survey, all islands vertically emerging from between the low-water marks after November 8, 1889 and their accretions.

LEASE NO:
LESSOR:           State of Montana 33, 250-99
LESSEE:           W. H. Champion
LEASE DATE:       June 2, 1999
PRIMARY TERM:     10 years
RECORDED:         Book 108MC, Page 579
DESCRIPTION:      Township 5 South, Range 43 East, Rosebud County, Montana
                  Section 16: All

LEASE NO:
LESSOR:           State of Montana 33, 251-99
LESSEE:           W. H. Champion
LEASE DATE:       June 2, 1999
PRIMARY TERM:     10 years
RECORDED:         Book 108MC, Page 583
DESCRIPTION:      Township 6 South, Range 42 East, Rosebud County, Montana
                  Section 16: Lots 1 thru 10, S1/2NE1/4, SE1/4

LEASE NO:
LESSOR:           State of Montana 33, 252-99
LESSEE:           W. H. Champion
LEASE DATE:       June 2, 1999
PRIMARY TERM:     10 years
RECORDED:         Book 108MC, Page 587
DESCRIPTION:      Township 6 South, Range 42 East, Rosebud County, Montana
                  Section 21: SW1/4NE1/4, NE1/4SW1/4, NW1/4SE1/4

LEASE NO:
LESSOR:           State of Montana 33, 253-99
LESSEE:           W. H. Champion
LEASE DATE:       June 2, 1999
PRIMARY TERM:     10 years
RECORDED:         Book 108MC, Page 591
DESCRIPTION:      Township 6 South, Range 42 East, Rosebud County, Montana
                  Section 22: W1/2SE1/4

LEASE NO:
LESSOR:           State of Montana 33, 254-99
LESSEE:           W. H. Champion
LEASE DATE:       June 2, 1999
PRIMARY TERM:     10 years
RECORDED:         Book 108MC, Page 595
DESCRIPTION:      Township 6 South, Range 42 East, Rosebud County, Montana
                  Section 23: NE1/4SW1/4, S1/2SW1/4

LEASE NO:
LESSOR:           State of Montana 33, 255-99
LESSEE:           W. H. Champion
LEASE DATE:       June 2, 1999
PRIMARY TERM:     10 years
RECORDED:         Book 108MC, Page 599
DESCRIPTION:      Township 6 South, Range 42 East, Rosebud County, Montana
                  Section 36: Lots 1, 2, 3, 4, S1/2N1/2, S1/2

                               END OF EXHIBIT "A"

                              EAST TEXAS PROSPECTS
                                 LEASE SCHEDULE

   DATE              LESSOR              ACRES         TERM        ROYALTY      COUNTY
-----------------------------------------------------------------------------------------
6/7/2002       Whitton                    8.300      5 yrs PU        1/6      Nacogdoches
7/10/2002      H.E. Nichols              59.790      5 yrs PU        1/6      Nacogdoches
7/10/2002      H.C. & D.M. Nichols       59.790      5 yrs PU        1/6      Nacogdoches
7/10/2002      L.R. & B.J. Nichols       36.998      5 yrs PU        1/6      Nacogdoches
7/15/2002      B.S. Gray                 50.000      5 yrs PU        1/6      Nacogdoches
7/16/2002      Hyatt                      3.000      5 yrs PU        1/6      Nacogdoches
7/16/2002      Johnson                    0.892      5 yrs PU        1/6      Nacogdoches
7/25/2002      H. & D. Nichols            3.000      5 yrs PU        1/6      Nacogdoches
7/31/2002      Denham                    56.267      5 yrs PU        1/6      Nacogdoches
8/5/2002       A. Cariker                15.625      5 yrs PU        1/6      Nacogdoches
8/5/2002       Gound                     15.625      5 yrs PU        1/6      Nacogdoches
8/5/2002       M. Cariker                31.250      5 yrs PU        1/6      Nacogdoches
8/7/2002       Blackburn                 22.750      5 yrs PU        1/6      Nacogdoches
8/7/2002       L.R. & B.J. Nichols       22.750      5 yrs PU        1/6      Nacogdoches
8/7/2002       H.E. Nichols              22.750      5 yrs PU        1/6      Nacogdoches
8/7/2002       H. & D. Nichols           22.750      5 yrs PU        1/6      Nacogdoches
8/7/2002       Denham                    22.750      5 yrs PU        1/6      Nacogdoches
8/7/2002       H.L. & V.F. Nichols       22.750      5 yrs PU        1/6      Nacogdoches
8/10/2002      H.L. & V.F. Nichols       56.267      5 yrs PU        1/6      Nacogdoches
8/13/2002      Blackburn etal            56.267      5 yrs PU        1/6      Nacogdoches
8/16/2002      Johnson                   23.500      5 yrs PU        1/6      Nacogdoches
8/16/2002      Wilson                    23.500      5 yrs PU        1/6      Nacogdoches
8/16/2002      Overall                   53.300      5 yrs PU        1/6      Nacogdoches
8/16/2002      Weaver                     5.000      5 yrs PU        1/6      Nacogdoches
8/16/2002      Baker                     67.000      5 yrs PU        3/16     Nacogdoches
8/29/2002      Williamson               175.995      5 yrs PU        1/6      Nacogdoches
9/5/2002       Wilcox                   189.380      5 yrs PU        1/6      Nacogdoches
9/30/2002      Harris                    26.000      5 yrs PU        1/6      Nacogdoches
9/30/2002      Pomroi                    26.000      5 yrs PU        1/6      Nacogdoches
9/30/2002      Wallace                  156.000      5 yrs PU        1/6      Nacogdoches
10/1/2002      Weaver                    -5.000                               Nacogdoches
10/1/2002      UMC Cushing               81.000      5 yrs PU        1/6      Nacogdoches
10/21/2002     Jon King                   7.813      3 yrs PU        1/6      Rusk
10/21/2002     Chris King                 7.813      3 yrs PU        1/6      Rusk
10/21/2002     Allen King                 7.813      3 yrs PU        1/6      Rusk
10/21/2002     Jed King                   7.813      3 yrs PU        1/6      Rusk

   DATE              LESSOR              ACRES         TERM        ROYALTY      COUNTY
-----------------------------------------------------------------------------------------
10/24/2002     Townley Lumber            335.820     3 yrs PU        1/6      Rusk
10/28/2002     C.R. Lowe                  43.225     3 yrs PU        1/6      Rusk
10/28/2002     Tannert                    43.225     3 yrs PU        1/6      Rusk
10/31/2002     McCarter                  109.000     3 yrs PU        1/6      Rusk
11/14/2002     M.J. Overall              108.500     5 yrs PU        1/6      Nacogdoches
               M.J. Overall              -53.300                              Nacogdoches
11/16/2002     Lucas                      23.500     5 yrs PU        1/6      Nacogdoches
               Johnson                   -23.500                              Nacogdoches
11/16/2002     Williams                   50.000     5 yrs PU        1/6      Rusk
11/20/2002     Fritz                      75.000     5 yrs PU        1/6      Rusk
11/20/2002     V.C. Overall               27.500     5 yrs PU        1/6      Nacogdoches
11/20/2002     Hustead                    25.000     3 yrs PU        1/6      Rusk
11/20/2002     Cowell                     25.000     3 yrs PU        1/6      Rusk
11/20/2002     Taylor                     48.992     5 yrs PU        1/6      Rusk
11/20/2002     B.A. Albricht              48.992     5 yrs PU        1/6      Rusk
11/20/2002     M.L. Albricht              24.496     5 yrs PU        1/6      Rusk
11/20/2002     C.A. Albricht              24.496     5 yrs PU        1/6      Rusk
11/20/2002     Hudeck                     48.992     5 yrs PU        1/6      Rusk
11/20/2002     Omberg                     25.000     3 yrs PU        1/6      Rusk
12/2/2002      Beeson                     11.811     5 yrs PU        3/16     Nacogdoches
12/5/2002      T.L. Matthews              11.250     3 yrs PU        1/6      Rusk
12/5/2002      Inmon (Guardian)           11.250     3 yrs PU        1/6      Rusk
12/5/2002      Inmon (B.J.M.)             60.000     3 yrs PU        1/6      Rusk
12/5/2002      Watson                     11.250     3 yrs PU        1/6      Rusk
12/7/2002      Lewis                       2.200     5 yrs PU        1/6      Nacogdoches
12/7/2002      Cooper                      2.200     5 yrs PU        1/6      Nacogdoches
12/7/2002      P. Reagan                   2.200     5 yrs PU        1/6      Nacogdoches
12/7/2002      A. Reagan                   2.200     5 yrs PU        1/6      Nacogdoches
12/7/2002      Wheeler                     2.200     5 yrs PU        1/6      Nacogdoches
12/7/2002      R.L. Reagan                 2.200     5 yrs PU        1/6      Nacogdoches
12/12/2002     Baker                       2.438     5 yrs PU        1/6      Nacogdoches
12/20/2002     Overall/Beaver             27.500     5 yrs PU        1/6      Nacogdoches
1/6/2003       A. Anderson                 2.500     3 yrs PU        1/6      Rusk
1/6/2003       R. Anderson                 0.625     3 yrs PU        1/6      Rusk
1/6/2003       T.G. Anderson               0.625     3 yrs PU        1/6      Rusk
1/6/2003       Copeland                    0.625     3 yrs PU        1/6      Rusk
1/9/2003       J. Lowe                   170.000     3 yrs PU        1/5      Rusk
1/10/2003      L. Northcutt                2.500     3 yrs PU        1/6      Rusk
1/10/2003      W.D. Northcutt              2.500     3 yrs PU        1/6      Rusk
                                        2780.510

                                                 SHERIDAN COUNTY, WYOMING PART 1

                               EXHIBIT A - PART 1

Attached to and made a part of that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement from
   Dolphin Energy Corporation (Mortgagor) for the benefit of Promethean Asset
                                Management L.L.C.

Unless otherwise indicated on this schedule, Mortgagor owns a proportionate eighty percent (80%) or greater Net Revenue Interest in the following described Lands and Leases:

PHASE I - PIPELINE RIDGE

Lessor:      State of Wyoming 96-00047
Lessee:      Maurice W. Brown
Dated:       April 2, 1996
Description: Township 55 North-Range 82 West
             Section 16: All
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 640.00 Net Acres 640.00 Acres

Lessor:      State of Wyoming 96-00259
Lessee:      Maurice W. Brown
Dated:       November 2, 1996
Description: Township 55 North-Range 82 West
             Section 4: Lots 1, 2, 3, S/2NE, SENW, E/2SW, SE
             From surface to 2,500 feet Sheridan County, Wyoming
             Gross Acres 478.98 Net Acres 478.98

Lessor:      State of Wyoming 96-00260
Lessee:      Maurice W. Brown
Dated:       November 2, 1996
Description: Township 55 North-Range 82 West
             Section 9: All
             From Surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 640.00 Net Acres 640.00

Lessor:      State of Wyoming 97-00634
Lessee:      Maurice W. Brown
Dated:       December 2, 1997
Description: Township 55 North-Range 82 West
             Section 3: SENE
             From Surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 40.00 Net Acres 40.00

Lessor:      State of Wyoming 97-00635
Lessee:      Maurice W. Brown
Dated:       December 2, 1997
Description: Township 55 North-Range 82 West
             Section 3: SE
             From Surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 160.00 Net Acres 160.00

Lessor:      State of Wyoming 97-00636
Lessee:      Maurice W. Brown
Dated:       December 2, 1997
Description: Township 55 North-Range 82 West
             Section 10: NE
             From Surface to 2,500 feet
             Sheridan County, Wyoming

                                                 SHERIDAN COUNTY, WYOMING PART 1

             Gross Acres 160.00 Net Acres 160.00

Lessor:      State of Wyoming 97-00637
Lessee:      Maurice W. Brown
Dated:       December 2, 1997
Description: Township 55 North-Range 82 West
             Section 10: NESW. N/2SE
             From Surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 120.00 Net Acres 120.00

Lessor:      State of Wyoming 97-00638
Lessee:      Maurice W, Brown
Dated:       December 2, 1997
Description: Township 55 North-Range 82 West
             Section 11: SWNW, N/2S/2
             From Surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 200.00 Net Acres 200.00

Lessor:      State of Wyoming 99-00331
Lessee:      Maurice W. Brown
Dated:       July 2, 1999
Description: Township 55 North-Range 82 West
             Section 22: W/2NW
             From Surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 80.00 Net Acres 80.00

Lessor:      United States WYW-155756
Lessee:      Maurice W. Brown
Dated:       December 1, 2003
Description: Insofar as Lease includes:
             Township 55 North-Range 82 West
             Section 4: Lot 4, SWNW
             From Surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 79.74 Net Acres 79.74

Lessor:      State of Wyoming 99-00332
Lessee:      Maurice W. Brown
Dated:       July 2, 1999
Description: Township 56 North-Range 82 West
             Section 34: SESW
             From Surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 40.00 Net Acres 40.00

PHASE 2A -- BUFFALO RUN PROPER

Lessor:      State of Wyoming - No. 96-00048
Lessee:      Hancock Enterprises
Dated:       April 2, 1996
Description: Township 54 North-Range 83 West
             Section 1: Lots 1, 2, 3, 4, S/2N/2, Sf2
             From surface to the Base of the Fort Union Formation
             Sheridan County, Wyoming
             Gross Acres 639.19 Net Acres 639.19

                                                 SHERIDAN COUNTY, WYOMING PART 1

Lessor:      State of Wyoming - No. 96-00049
Lessee:      Hancock Enterprises
Dated:       April 2, 1996
Description: Township 54 North-Range 83 West
             Section 2: Lots 1, 2, 3, 4, S/2N/2, S/2
             From surface to the Base of the Fort Union Formation
             Sheridan County, Wyoming
             Gross Acres 638.06 Net Acres 638.06

Lessor:      State of Wyoming - No. 96-00050
Lessee:      Hancock Enterprises
Dated:       April 2, 1996
Description: Township 54 North-Range 83 West
             Section 11: N/2
             Section 12: N/2
             From surface to the Base of the Fort Union Formation
             Sheridan County, Wyoming
             Gross Acres 640.00 Net Acres 640.00

Lessor:      State of Wyoming - No. 96-00051
Lessee:      Hancock Enterprises
Dated:       April 2, 1996
Description: Township 54 North-Range 83 West
             Section 11: S/2
             Section 12: S/2
             From surface to the Base of the Fort Union Formation
             Sheridan County, Wyoming
             Gross Acres 640.00 Net Acres 640.00

Lessor:      State of Wyoming - No. 96-00052
Lessee:      Maurice W. Brown
Dated:       April 2, 1996
Description: Township 55 North-Range 83 West
             Section 35: All
             From surface to the Base of the Fort Union Formation
             Sheridan County, Wyoming
             Gross Acres 640.00 Net Acres 640.00

PHASE 2B - BUFFALO RUN EAST - HANCOCK

Lessor:      State of Wyoming 99-000125
Lessee:      Wold Oil Properties, Inc.
Dated:       May 2, 1999
Description: Township 54 North-Range 82 West
             Section 6: Lots 3, 4, 5, 6, 7, SENW, E/2SW
             From surface to the Base of the Fort Union Formation
             Sheridan County, Wyoming
             Gross Acres 322.61 Net Acres 241.958

PHASE 2C - BUFFALO RUN EAST - BROWN

Lessor:      State of Wyoming 01-00316
Lessee:      Maurice W. Brown
Dated:       June 2, 2001
Description: Township 55 North-Range 82 West
             Section 35: S/2SE
             From Surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 80.00 Net Acres 80.00

                                                 SHERIDAN COUNTY, WYOMING PART 1

Lessor:      State of Wyoming 99-000124
Lessee:      Wold Oil Properties, Inc.
Dated:       May 2, 1999
Description: Township 54 North-Range 82 West
             Section 5: E/2SE
             Section 8: NW, S/2
             From surface to the Base of the Fort Union Formation
             Sheridan County, Wyoming
             Gross Acres 560.00 Net Acres 420.00

Lessor:      United States WYW-155756
Lessee:      Maurice W. Brown
Dated:       December 1, 2003
Description: Insofar as Lease includes:
             Township 55 North-Range 82 West
             Section 33: SWSE
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 40.00 Net Acres 40.00

PHASE 2D -- BUFFALO RUN WEST

Lessor:      State of Wyoming 96-00416
Lessee:      Maurice W. Brown
Dated:       December 2, 1996
Description: Township 55 North-Range 83 West
             Section 34: NE, NENW
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 200.00 Net Acres 200.00

Lessor:      State of Wyoming 97-00281
Lessee:      Maurice W. Brown
Dated:       July 2, 1997
Description: Township 54 North-Range 83 West
             Section 3: S/2NE, SE
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 240.00 Net Acres 240.00

Lessor:      State of Wyoming 97-00282
Lessee:      Maurice W. Brown
Dated:       July 2, 1997
Description: Township 54 North-Range 83 West
             Section 4: Lots 1, 2, S/2NE, N/2SE, SWSE
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 280.93 Net Acres 280.93

Lessor:      State of Wyoming 97-00283
Lessee:      Maurice W. Brown
Dated:       July 2, 1997
Description: Township 54 North-Range 83 West
             Section 9: SESW, S/2SE
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 120.00 Net Acres 120.00

                                                 SHERIDAN COUNTY, WYOMING PART 1

Lessor:      State of Wyoming 97-00284
Lessee:      Maurice W, Brown
Dated:       July 2, 1997
Description: Township 54 North-Range 83 West
             Section 10: N/2NE, SENE
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 120.00 Net Acres 120.00

Lessor:      United States WYW-155758
Lessee:      Maurice W. Brown
Dated:       December 1, 2003
Description: Insofar as Lease includes:
             Township 55 North-Range 83 West
             Section 33: E/2SW
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 80.00 Net Acres 80.00

PHASE 3 - HORSE HILL

Lessor:      State of Wyoming 97-00277
Lessee:      Maurice W. Brown
Dated:       July 2, 1997
Description: Township 54 North-Range 82 West
             Section 24: All
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 640.00 Net Acres 640.00

Lessor:      State of Wyoming 97-00278
Lessee:      Maurice W. Brown
Dated:       July 2, 1997
Description: Township 54 North-Range 82 West
             Section 26: NE
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 160.00 Net Acres 160.00

Lessor:      State of Wyoming 97-00279
Lessee:      Maurice W. Brown
Dated:       July 2, 1997
Description: Township 54 North-Range 82 West
             Section 36: All
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 640.00 Net Acres 640.00

PHASE 4 - DUTCH CREEK

Lessor:      Ralph B. Willey and Barbara C. Willey, Trustees
Lessee:      Hancock Enterprises
Dated:       January 20, 1997
Recorded:    Book 384 Page 169
Description: Township 55 North-Range 83 West
             Section 23: N/2SE/4
             Section 24: W/2NE/4, NW/4, N/2SW/4, except a tract in the N/2SW/4 lying South and West of Cat Creek Road
             Section 26: NW/4NE/4, NE/4NW/4

                                                 SHERIDAN COUNTY, WYOMING PART 1

             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 466.30 Net Acres 373.04

Lessor:      Mary Ligocki and Robert J. Ligocki, Trustees
Lessee:      Hancock Enterprises
Dated:       January 20, 1997
Recorded:    Book 384 Page 174
Description: Township 55 North-Range 83 West
             Section 13: SE/4SW/4, SE/4
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 200.00 Net Acres 160.00

Lessor:      State of Wyoming 96-00412
Lessee:      Maurice W. Brown
Dated:       December 2, 1996
Description: Township 55 North-Range 82 West
             Section 17: SW
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 160.00 Net Acres 160.00

Lessor:      State of Wyoming 96-00413
Lessee:      Maurice W. Brown
Dated:       December 2, 1996
Description: Township 55 North-Range 82 West
             Section 18: SE
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 160.00 Net Acres 160.00

Lessor:      State of Wyoming 99-00333
Lessee:      Maurice W. Brown
Dated:       July 2, 1999
Description: Township 56 North-Range 83 West
             Section 10: S/2NE, N/2SE From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 160.00 Net Acres 160.00

Lessor:      United States WYW-135636
Lessee:      Maurice W. Brown
Dated:       April 1, 1995
Description: Township 55 North-Range 83 West
             Section 3: NESW, S/2SW
             Section 11: N/2NW
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 200.00 Net Acres 200.00

Lessor:      United States WYW-142857
Lessee:      Maurice W. Brown
Dated:       October 1, 1997
Description: Township 56 North-Range 82 West
             Section 1: NESE
             Section 10: W/2NE, NENW, SWSE
             Township 57 North-Range 82 West
             Section 29: S/2
             Section 32: N/2NW, SWNW From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 640.00 Net Acres 640.00

                                                 SHERIDAN COUNTY, WYOMING PART 1

Lessor:      United States WYW-142861
Lessee:      Maurice W. Brown
Dated:       October 1, 1997
Description: Township 55 North-Range 83 West
             Section 23: S/2SW, SWSE
             Section 25: SENW, NWSE
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 200.00 Net Acres 40.00

Lessor:      United States WYW-155756
Lessee:      Maurice W. Brown
Dated:       December 1, 2003
Description: Insofar as Lease includes:
             Township 55 North-Range 82 West
             Section 5: Lot 1, SENE
             Section 18: SWNE
             Section 30: W/2SE
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 199.80 Net Acres 199.80

Lessor:      United States WYW-155758
Lessee:      Maurice W. Brown
Dated:       December 1, 2003
Description: Insofar as Lease includes:
             Township 55 North-Range 83 West
             Section 4: Lot 3
             Section 27: SENE
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 79.55 Net Acres 79.55

Lessor:      State of Wyoming 03-00143
Lessee:      Maurice W. Brown
Dated:       June 2, 2003
Description: Township 53 North-Range 82 West
             Section 33: E/2NE, SWSE
             From surface to 2,500 feet
             Johnson County, Wyoming
             Gross Acres 120.00 Net Acres 120.00

Interests in all of the above leases are subject to a mortgage executed by Galaxy Energy Corporation in favor of DAR, LLC, to secure a note in the amount of $2,600,000 payable on or before June 24, 2005.

Lessor:      State of Wyoming 01-00425
Lessee:      Maurice W. Brown
Dated:       June 2, 2001
Description: Township 55 North-Range 84 West
             Section 18: Lots 1-4, NWNW, SENW, E/2SW, SE
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 479.56 Net Acres 60.00

Lessor:      State of Wyoming 01-00324
Lessee:      Maurice W. Brown
Dated:       June 2, 2001
Description: Township 55 North-Range 84 West

                                                 SHERIDAN COUNTY, WYOMING PART 1

             Section 17: W/2SW
             From surface to 2,500 feet
             Sheridan County, Wyoming
             Gross Acres 80.00 Net Acres 40.00

Lessor:      Victoria Leiter Mele
Lessee:      Pioneer Oil Company
Dated:       March 8, 2001
Description: See Leiter description below
             From Surface to 3,000 feet
             Gross Acres: 15,657.24 Net Acres:

Lessor:      Riggs Bank, N.A. and Ira S. Siegler, Co-Trustees under the
             Nancy Leiter Clagett Trust dated December 18, 1970, as amended
Lessee:      Pioneer Oil Company
Description: See Leiter description below
             From Surface to 3,000 feet
             Gross Acres: 15,657.24 Net Acres:

Lessor:      Henry Teter, Esq., for Audrey Campbell Train, Juliet Campbell
             Folger, and Alison Campbell de Frise
Lessee:      Pioneer Oil Company
Description: See Leiter description below
             From Surface to 3,000 feet
             Gross Acres: 15,657.24 Net Acres:

LEGAL DESCRIPTION - LEVI LEITER ESTATE MINERALS

All in Sheridan County, Wyoming

T53N, R79W

Section 6:   Lots 1& 2 (N/2NE/4)                   (Tract 47)        79.43
             Lots 6,7,9-11                         (Tract 49)       158.42
             Lots 12-14
Section 7:   Lots 2 & 3                            (Tract 52)       158.03
             Lots 1, 4-6, 9                        (Tract 53)       158.52
                                                   Total Acres:     554.40

T53N, R80W

Section 1:   SE/4SE/4                                                40.00
Section 7:   SE/4SE4                                                 40.00
Section 8:   S/2SW/4, SE/4                                          240.00
Section 9:   S/2                                                    320.00
Section 10:  S/2, S/2N/2                                            480.00
Section 11:  N/2, N/2S/2                                            480.00
Section 12:  N/2, N/2S/2                                            480.00
Section 16:  All                                                    640.00
Section 17:  All                                                    640.00
Section 18:  NE/4NE/4                                                40.00
                                                   Total Acres:   3,400.00
T54N, R79W

Section 2:   Lot 4, SW/4NW/4                                         80.89
Section 3:   Lots 1& 2, SE/4NW/4, E/2SW/4, SE/4,
             S/2NE/4                                                440.72
Section 9:   SW/4SE/4, E/2SE/4, SE/4NE/4                            160.00
Section 10:  W/2SW/4, NW/4, W/2NE/4, NE/4NE/4                       360.00
Section 16:  E/2NW/4, E/2                                           400.00

                                                 SHERIDAN COUNTY, WYOMING PART 1

Section 21:  S/2SW/4, NE/4SW14, N/2SE/4, W/2NE/4 280.00

             Portion of N/2SW/4 described as follows:
             All that portion of the North half of the Southwest quarter (N/2SW/4) of Section 21, lying between a line 50 feet South and parallel with the centerline of the South track of the Wyoming Railroad and a line 45 feet South and East and parallel with the centerline of the Pratt and Ferris No. 2 ditch, as the same is located and constructed over and across said North half of the
             Southwest quarter (N/2SW/4) of Section 21.                    15.00

Section 29:  Portion of E/2SW/4 described as follows:
             A strip of land 125 feet in width, lying 75 feet on the Northwesterly side and 50 feet on the Southeasterly sided of the following described centerline:

             Commencing at a point in the center of the Pratt and Ferris No. 2 ditch headgate, said point-being North 83(degrees)07' West, 3,604 feet from the Southeast corner of Section 29; thence North 58(degrees)00' East, 230 feet to a point in the centerline of the Pratt and Ferris No. 2 ditch, said point being North 80(degrees)30' West, 3,432 feet from the Southeast corner of Section 29.

             Also a strip of land 100 feet in width lying 50 feet on each side of the following described centerline:

             Commencing at a point that is North 80(degrees)30' West, 3,432 feet from the Southeast corner of Section 29; thence North 31(degrees)00' East, 220 feet; thence North 27(degrees)15' East, 810 feet; thence North 14(degrees)20' East 100 feet; thence North 3(degrees)45' East,100 feet; thence North 80(degrees)15' West, 450 feet to a point in the center of the Pratt and Ferris No. 2 ditch, said point being North 54(degrees)10'.West, 3,615 feet from the Southeast corner of Section 29.

             Also a strip of land 80 feet in width, lying 40 feet on the West side and 20 feet on the East side of the following described centerline of the Pratt and Ferris No. 2 ditch:

             Commencing at a point in the center of the Pratt and Ferris No. 2 ditch, said point being North 54(degrees)10' West, 3,615 feet from the Southeast comer of Section 29; thence North 11(degrees)50' West, 37 feet, more or less; thence North 7(degrees)15' West, 100 feet; thence North 7(degrees)35' East 100 feet; thence North 14(degrees)10' East; 210 feet, more or less, to the South right-of-way line of the State Highway, the East and West lines of this tract being produced in each case to intersect the South right-of-way line of the State Highway, said Highway bears South 44(degrees)20' West. The total area in the above bract being 4.5 acres, of which 1.1 acres are included within the old right-of-way area, excepting therefrom and subject to the reservations to the Grantors of that certain Deed by S. P. Morgan and Nettie Morgan, his wife, to the Trustees under the Last Will and Testament of Levi
             Z. Leiter, deceased, dated October 18, 1924, and recorded in the office of the County Clerk of Sheridan County, Wyoming, in Book 21 of Deeds, Page 467, a right-of-way over and across said tract of land for a certain ditch of the said grantors, known as the Morgan Ditch, now crossing the same, and the right to use, operate and maintain said ditch for the propose of irrigating the lands of the said Grantors; also a right-of-way for a wagon road across said tract of land at such point as may be selected by the Grantors. 6.00

Section 30:  Lot 2, NE/4SW/4, NW/4SE/4                                    119.91
Section 31:  S/2SE/4                                                       80.00

                                                 SHERIDAN COUNTY, WYOMING PART 1

                                                       Total Acres:     1,942.52

T54N, R80W

Section 1:   Lot 3 & SE/4NE/4                                              80.04
Section 2:   SE/4SE/4                                                      40.00
Section 3:   Lot 1                                                         40.26
Section 5:   Lot 3, SE/4NW/4,SE/4                                         240.21
Section 6:   Lot 7                                                         39.63
Section 7:   Lot 1 & NE/4SE/4                                              79.71
Section 9:   SE/4SE/4, N/2SE/4, SW/4NE/4                                  160.00
Section 10:  SW/4SW/4                                                      40.00
Section 11:  NE/4NE/4                                                      40.00
Section 14:  NW/4SW/4, SE/4SW/4, SW/4SE/4                                 120.00
Section 15:  N/2NW/4                                                       80.00
Section 18:  Lot 4 and SE/4SW/4                                            80.50
Section 19:  N/2NE/4                                                       80.00
Section 20:  NW/4NW/4, SE/4NW/4, N/2NE/4                                  160.00
Section 21:  N/2N/2                                                       160.00
Section 22:  S/2NW/4, NE/4SE/4, SW/4NE/4                                  160.00
Section 23:  W/2SW/4, NE/4SW/4, S/2SE/4                                   200.00
Section 25:  N/2NW/4, SW/4NE/4, E/2NE/4                                   200.00
Section 26:  NW/4NW/4                                                      40.00
                                                       Total Acres:     2,040.35

T54N, R81W

Section 13:  E/2NW/4, N/2SW/4, SW/4SW/4, SE/4SE/4,
             NW/4SE/4, SW/4NE/4                                           320.00
Section 14:  SW/4SW/4, E/2SE/4                                            120.00
Section 23:  NW/4NW/4, NE/4NE/4                                            80.00
                                                       Total Acres        520.00

T55N, R77W

Section 19:  Lot 4    (Tract 57)                                           28.60
Section 34:  N/2NW/4, SE/4NW/4, NE/4SW/4 (Tract 66).                      160.00
                                                       Total Acres        188.60

T55N, R78W

Section 10:  SW/4SE/4 (Tract 50)                                           40.00
             SE/4SE/4
Section 11:  S/2SW/4
Section 15:  N/2SE/4, NE/4 (Tract 51)                                     270.00

             EXCEPTING from Tract 51, all that part originally described as the S/2SW/4 Section 11 and all that part of the SE/4SE/4 of Section 10 lying South and East of a line beginning at a point in the Northerly line of said SE/4SE/4 Section 10, 128 feet West of the Northeast corner of said SE/4SE/4 Section 10: thence South 21(degrees)50' East, 40 feet; thence South 15(degrees)00' West, 460 feet; thence South 25(degrees)25' West, 710 feet; thence South 45(degrees)50' West, 256 feet to a point on the Southerly line of the SE/4 Section 10, 720 feet Westerly of the Southeasterly corner of the SE/4 of Section 10, said excepted tract containing 90.00 acres, more or less.

             S/2NW/4, SW/4
Section 16:  SE/4NW/4, SW/4SW/4, E/2SW/4, SE/4, S/2NE/4, NE/4NE/4
             (Part of Tract 66)                                           440.00
Section 19:  S/2NE/4 (Tract 74)                                            80.00
Section 20:  SW/4SW/4
             S/2N/2, N/2S/2, SE/4SW/4, SW/4SE/4, SE/4SE/4

                                                 SHERIDAN COUNTY, WYOMING PART 1

             NE/4NE/4 (Tract 79)                                           40.00
Section      21: N/2, N/2S/2 (Tract 80)                                   476.96

             EXCEPTING from Tract 80, according to original survey, a tract of land 100 feet wide on the southerly side of and adjoining the southerly line of the right-of. way of the railroad (as of 10-27-16), said excepted tract containing 3.04 acres +/-, extending over and across the NW/4SW/4 of Section 21.

Section 22:  N/2NW/4  (Tract 65)                                          320.00
Section 24:  SW/4SE/4 (Tract 88)                                           33.84

             EXCEPTING from Tract 88, according to original survey, a tract of land in the SW/4SE/4 Section 24 as follows: Beginning at a point on the north/south centerline of Section 24, 100 feet north of- the centerline of the main track of the Chicago Burlington and Quincy Railroad Company, as the same was located as of 11-1-20; thence north 300 feet; thence easterly, parallel with said centerline of the railroad 810 feet; thence south, parallel with said north/south centerline, 200 feet; thence easterly, parallel with said centerline of the railroad to the east line of the SW/4SE/4 of said
             Section 24; thence south in said east line 100 feet; thence west, parallel with said center line of the railroad along the northerly right-of way line to the point of beginning, said excepted tract containing 6.16 acres, more or less.

Section 29:  NW/4NW/4
             NE/4NW/4 (Tract 77)                                          479.83

             EXCEPTING from Tract 77 according to original survey, a tract of land in the SE/4SE/4 Section 20 as follows: Beginning at a point which is North 52(degree)20' West, 809.6 feet from the common Section corner of Sections 20, 21, 28, and 29: thence North 150 feet; thence West 50 feet; thence South 150 feet; thence East 50 feet to the point of beginning, said excepted tract containing
             0.172 acres, more or less.

             NW/4NE/4 (Tract 97)                                           40.00
             SW/4NW/4 (Tract 98)                                           40.00
Section 30:  Lots 1 & 2, N/2NE/4,
             SW/4NE/4, E/2NW/4 (Tract 76)                                 636.92
             N/2SE/4 (Tract 91)                                            80.00
             Lots 3 & 4, E/2SW/4 (Tract 92)                               197.80
             SE/4NE/4 (Tract 100)                                          40.00
                                                       Total Acres:     3,331.37

T55N, R79W

Section 24:  SE/4NW/4, SW/4SW/4, E/2SW/4, SE/4,
             S/2NE/4                                                      400.00
Section 25:  All                                                          640.00
Section 26:  E/2E/2                                                       160.00
Section 34:  SE/4, SE/4NE/4                                               200.00
Section 35:  NE/4NW/4, S/2NW/4, S/2, NE/4                                 600.00
Section 36:  All                                                          640.00
                                                       Total Acres:     2,640.00

T55N, R80W

Section 14:  W/2NE/4                                                       80.00
Section 15:  SE/4NW/4, SW/4NE/4                                            80.00
Section 33:  SE/4NW/4, SW/4NE/4                                            80.00
Section 34:  SW/4NW/4, N/2SW/4, SE/4SW/4, SW/4SE/4                        200.00
Section 35:  W/2NW/4, SE/4NW/4, SE/4SE/4                                  160.00
                                                       Total Acres:       600.00

T56N, R77W

Section 31:  W/2SE/4, SW/4NE/4(Tract 92)                                  120.00

                                                 SHERIDAN COUNTY, WYOMING PART 1

                                                       Total Acres:       120.00

T56N, R80W

Section 14:  SE/4SW/4                                                      40.00
Section 23:  NE/4NW/4, NW/4NE/4                                            80.00
Section 24:  NW/4SE/4, N/2NE/4                                            160.00
                                                       Total Acres:       320.00

Total Acreage in Sheridan County:  15,657.24

                                  SCHEDULE "A"
                   Attached to and made a part of that certain
             Purchase and Sale Agreement dated as of March 16, 2004
                                 by and between
               Suncor Energy (Natural Gas) America Inc., as Seller
                                       and
                    Dolphin Energy Corporation, as Purchaser

WELL INFORMATION:

WELL USER ID                      WELL NAME                   API    FORMATION                      COMMENTS
----------------------------------------------------------------------------------------------------------------------------
    9627         Peters State     13    R    36   56   81   3323858   Roland
    9599          FKCC State      1     R    7    55   80   3323726   Roland
    7518          FKCC State      1     R    29   55   80   3324032   Roland
    9859          FKCC State      3     R    7    55   80   3323850   Roland
    7506          FKCC State      3     R    28   55   80   3324031   Roland
    9860          FKCC State      5     R    7    55   80   3323851   Roland
    9431          FKCC State      5    RX    28   55   80   3324114   Roland
    7514          FKCC State      5     R    28   55   80   3324083   Roland    P&A 10/28/02
    9861          FKCC State      7     R    7    55   80   3323852   Roland
    7515          FKCC State      7     R    28   55   80   3324028   Roland
    9310          FKCC State      7     R    29   55   80   3324033   Roland
    7350          FKCC State      9     E    28   55   80   3324016  Oedekoven
    9313          FKCC State      9     R    29   55   80   3324034   Roland
    9863          FKCC State      11    R    7    55   80   3323854   Roland
    7516          FKCC State      11    R    28   55   80   3324029   Roland
    9721          FKCC State      13    R    5    55   80   3323567   Roland
    9839          FKCC State      13    R    7    55   80   3323855   Roland
    7517          FKCC State      13    R    28   55   80   3324022   Roland
    9864          FKCC State      15    R    7    55   80   3323856   Roland
    9480      Farm Land Reserves  7     R    4    55   79   3324902   Roland
    9321           Tietjen        7     E    17   54   79   3324584  Oedekoven
    10302          Tietjen        13    R    33   55   79   3324930   Roland    SENGAI is non-consent in the drilling of this well

                                                      Dolphin Energy Corporation

                               EXHIBIT A - PART 2
Attached to and made part of that certain Mortgage, Deed of Trust, Assignment of
  Production, Security Agreement, Fixture Filing and Financing Statement from
      Dolphin Energy Corporation (Mortgagor) for the benefit of Promethean
                            Asset Management L.L.C.

  Unless otherwise indicated on this schedule, Mortgagor owns a proportionate eighty percent (80%) or greater Net Revenue Interest in the following
                                Leases and Lands

                            SHERIDAN COUNTY, WYOMING

SENGAI                            TWP  RNG
Lease #       Lessor Name        North West Legal Description
------- ------------------------ ----- ---- --------------------------------------------------------------------------------
 10000  Donald B. Roberts et al    56   80  SEC. 1:  SW/4SW/4
                                            SEC. 2:  SE/4SE/4
                                            SEC. 11: NE/4NE/4, SE/4SW/4, SW/4SE/4
                                            SEC. 12: N/2NW/4, SE/4NW/4, SW/4NE/4, W/2SE/4, SE/4SE/4, S/2SW/4
                                            SEC. 13: N/2, N/2S/2
                                            SEC. 14: NE/4, N/2SE/4
                                            SEC. 21: W/2NE/4, SE/4NE/4, NW/4SE/4, SE/4SE/4, N/2NW/4, SE/4NW/4, NE/4SW/4
                                            SEC. 22: SW/4SW/4
                                            SEC. 27: W/2NW/4, NW/4SW/4
                                            SEC. 28: E/2NE/4, NE/4SE/4, W/2
                                            SEC. 34: W/2E/2, S/2NW/4, SW/4

                                   55   80  SEC. 1: S/2NE/4, NW/4SE/4, SW/4
                                            SEC. 2: LOTS 1(40.26), 2(40.08), 3(39.00), 4(39.78), S/2N/2, N/2SE/4
                                            SEC. 3: LOTS 2(40.02), 3(40.25), 4(40.50)
                                            SEC. 12: S/2NE/4, SE/4, SE/4SW/4, W/2SW/4
                                            SEC. 14: SE/4, N/2SW/4, SE/4SW/4
                                            SEC. 23: NE/4, W/2SE/4, SE/4SE/4, E/2W/2, SW/4NW/4, NW/4SW/4
                                            SEC. 24: W/2NW/4, SE/4NW/4, N/2SW/4, SE/4SW/4
                                            SEC. 25: NW/4NW/4
                                            SEC. 26: NE/4NE/4

                                   55   79  SEC. 5: LOTS 1(40.02), 2(40.18), 3(40.35), SW/4
                                            SEC. 8: S/2NE/4, NW/4, S/2SE/4
                                            SEC. 17: NE/4, E/2NW/4

                                   56   80  SEC. 19: LOTS 6(43.17), 7(42.91), 8(42.63), SW/4NE/4, W/2SE/4
                                            SEC. 29: W/2
                                            SEC. 30: LOTS 5(42.74), 7(43.22), 8(43.89), W/2SE/4, SE/4SE/4
                                            SEC. 31: LOTS 5(43.50), 7(43.58), 8(43.62), E/2
                                            SEC. 32: N/2
                                            SEC. 33: NW/4, S/2SE/4, NE/4SE/4

                                   56   81  SEC. 25: S/2

                                   55   80  SEC. 22: SE/4NE/4

                                   56   79  SEC. 15: SW/4SW/4
                                            SEC. 22: W/2
                                            SEC. 23: SW/4
                                            SEC. 26: NW/4, N/2SW/4
                                            SEC. 27: S/2NE/4, NW/4NE/4, NW/4, N/2SE/4, SE/4SE/4
                                            SEC. 34: SW/4NE/4, NE/4NW/4, S/2NW/4, N/2S/2, LOTS
                                            1(40.75), 2(40.68), 3(40.62), 4(40.56)
                                            RESURVEY TRACT 42
                                            RESURVEY TRACTS 43A, 43B, 43C, 43D, 43E, 43F, 43G, 43H

SENGAI                           Gross       Net    Seller's     Lease      Exp.    SENGAI  Lessor      Overriding     Lease Net
Lease #       Lessor Name        Acres      Acres   Net Acres    Date       Date     WI (%) Royalty (%) Royalty (%) Revenue Interest
------- ----------------------- --------- --------- --------- ---------- ---------- ------- ----------- ----------- ----------------
 10000  Donald B. Roberts et al 14,747.73  7,373.87  3,686.93  1/19/1999  1/18/2007  50.00%    14.00       6.00          80.00

                                                      Dolphin Energy Corporation

                            SHERIDAN COUNTY, WYOMING

SENGAI                            TWP  RNG
Lease #       Lessor Name        North West Legal Description
------- ------------------------ ----- ---- --------------------------------------------------------------------------------
                                            RESURVEY TRACT 44
                                            RESURVEY TRACT 45
                                            RESURVEY TRACTS 46A, 46B, 46C, 46D, 46E, 46F, 46G, 46H
                                            RESURVEY TRACT 58
                                            ALL THAT PART OF RESURVEY TRACT 39, DESCRIBED AS FOLLOWS:
                                            BEGINNING AT CORNER NO. 1 OF SAID TRACT, RUNNING THENCE
                                            SOUTHERLY ON THE EASTERLY LINE OF SAID TRACT TO CORNER NO.
                                            3, THENCE WESTERLY TO CORNER NO. 4 OF SAID TRACT, THENCE
                                            SOUTHWESTERLY TO A POINT ON THE WESTERLY LINE OF SAID TRACT
                                            39, AND WHICH IS CORNER NO. 1 OF TRACT 40, THENCE NORTHERLY
                                            ALONG THE WESTERLY LINE OF SAID TRACT 39 TO A CORNER NO. 7
                                            OF SAID TRACT 39, THENCE EASTERLY TO CORNER NO. 8 OF SAID
                                            TRACT, THENCE NORTHERLY TO CORNER NO. 2 OF SAID TRACT AND
                                            THENCE EASTERLY TO CORNER NO. 1 OF SAID TRACT TO THE POINT
                                            OF BEGINNING, AS DESCRIBED IN CORRECTION OF DESCRIPTION IN
                                            LEASE DATED JANUARY 4, 2001, RECORDED IN BOOK 420, PAGE
                                            255, NO. 365197 OF THE RECORDS OF SHERIDAN COUNTY, WYOMING.
                                            RESURVEY TRACTS 41A, 41B, 41C, 41D, 41E, 41F, 41G, 41H

                                   55   79  SEC. 3: LOT 1(40.75), LOT 2(40.68), LOT 3(40.62), LOT 4(40.56)

                                   56   79  SEC. 6:  SE/4SW/4
                                            SEC. 7: SE/4, SE/4SW/4
                                            SEC. 8: S/2
                                            SEC. 9: NW/4SW/4, W/2SE/4
                                            SEC. 17: S/2SE/4, NW/4NW/4, SW/4
                                            RESURVEY TRACT 48
                                            RESURVEY TRACT 49
                                            SEC. 18: E/2NE/4, NW/4NE/4, SE/4NW/4, NE/4SW/4, N/2SE/4
                                            SEC. 20: N/2N/2, E/2SE/4
                                            SEC. 21: N/2, N/2S/2, SW/4SW/4, S/2SE/4
                                            SEC. 28: E/2NE/4, SW/4NW/4, N/2S/2, SE/4SE/4
                                            SEC. 32: LOTS 2, 3
                                            SEC. 33: E/2NE/4, NE/4SE/4, LOT 4
                                            RESURVEY TRACT 50

                                   55   79  SEC. 4: LOT 1(40.47), LOT 2(40.32), SW/4NE/4, W/2SE/4
                                            CONTAINING 14,747.73 ACRES, MORE OR LESS

SENGAI                           Gross       Net    Seller's     Lease      Exp.    SENGAI  Lessor      Overriding     Lease Net
Lease #       Lessor Name        Acres      Acres   Net Acres    Date       Date     WI (%) Royalty (%) Royalty (%) Revenue Interest
------- ----------------------- --------- --------- --------- ---------- ---------- ------- ----------- ----------- ----------------


                                                      Dolphin Energy Corporation

                            SHERIDAN COUNTY, WYOMING

SENGAI                            TWP  RNG
Lease #       Lessor Name        North West Legal Description
------- ------------------------ ----- ---- --------------------------------------------------------------------------------
 10003  W. Frederick Peters III    55   81  T55N-R81W 6TH PM
                                            SEC. 1:  LOTS 3 (39.76) 4 (39.67) SE/4SE/4, N/2SE/4, S/2NE/4
                                            SEC. 2:  LOTS 1 (39.62) 3 (39.69) 4 (39.72) S/2N/2, NW/4SW/4, S/2SW/4,
                                            SW/4SE/4
                                            SEC. 3:  LOTS 1 (39.71) 2 (39.63) 3 (39.54) 4 (39.45) S/2N/2, S/2,
                                            SEC. 4:  LOTS 2 (39.71) 3 (39.91) 4 (40.11) SW/4NE/4, S/2NW/4,
                                            N/2SW/4, SE/4SW/4, SE/4
                                            SEC. 9:  N/2, NW/4SW/4, S/2S/2
                                            SEC. 10: N/2N/2, S/2NE/4, SW/4NW/4, NW/4SW/4, S/2S/2, NE/4SE/4
                                            SEC. 11: N/2N/2, S/2NE/4, SE/4NW/4, E/2SW/4, SW/4SW/4, SW/4SE/4, N/2SE/4
                                            SEC. 12: N/2, N/2SW/4, SE/4SW/4, W/2SE/4
                                            SEC. 13: W/2NE/4, NW/4, N/2SW/4, SE/4SW/4, W/2SE/4, SE/4SE/4
                                            SEC. 14: SE/4NE/4, W/2NE/4, NW/4, SW/4SW/4, E/2SW/4, W/2SE/4, SE/4SE/4
                                            SEC. 15: SE/4NE/4, S/2SW/4, E/2SE/4
                                            SEC. 22: LOTS 1 (40.56) 3 (41.05) 4 (40.55) 5 (40.14) 6 (39.87)
                                            9 (39.85) NE/4NW/4, NW/4NE/4
                                            SEC. 23: N/2N/2, SW/4NW/4, SE/4NE/4, NE/4SE/4
                                            SEC. 24: N/2, N/2SW/4, NW/4SE/4
                                            SEC. 36: LOT 4 (40.26)

                                   55   80  T55N-R80W 6TH PM
                                            SEC. 29: W/2SW/4, S/2NW/4
                                            SEC. 31: LOT 5 (39.64)
                                            SEC. 32:  N/2NW/4, SW/4NW/4, N/2SW/4
                                            RESURVEY TRACT 45 (S/2NE/4, NE/4SE/4 SEC. 30 ORIGINAL SURVEY)
                                            RESURVEY TRACT 47 (E/2NE/4 SEC. 31 ORIGINAL SURVEY)
                                            T55N-R80 & 81W 6TH PM
                                            RESURVEY TRACT 53
                                            RESURVEY TRACTS 52A 52B 52C 52D 52E 52F 52G 52H

                                   56   80  T56N-R81W 6TH PM
                                            SEC. 22: N/2, N/2S/2, S/2SW/4
                                            SEC. 26: NE/4NE/4, NW/4, S/2SW/4
                                            SEC. 27: E/2, N/2NW/4, N/2SW/4, SE/4SW/4
                                            SECL 28: SE/4, E/2SW/4
                                            SEC. 29: NW/4SW/4, S/2S/2
                                            SEC. 33: E/2E/2, NW/4NE/4
                                            SEC. 34: ALL
                                            SEC. 35: SE/4, E/2SW/4, SW/4SW/4, N/2NW/4,
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION
                                            FORMATION

 10004  Nellie R. Kaufmanmn        54   81  SEC. 26: W/2SE/4
                                            SEC. 27: SE/4SE/4
                                            SEC. 34: NE/4NE/4
                                            SEC. 35: W/2NE/4, E/2NW/4, NW/4NW/4, THOSE PORTIONS OF THE SW/4NW/4 AND THE
                                                     E/2SW/4 LYING EAST OF THE COUNTY ROAD
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION FORMATION

 10007  Donald B. Roberts          54   79  SEC. 4: LOTS 3 (40.19) 4 (40.02), S/2NW/4, SW/4
                                            SEC. 9: NW/4NE/4, SE/4NE/4, N/2NW/4, E/2SE/4, SW/4SW/4
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION
                                            FORMATION

SENGAI                           Gross       Net    Seller's     Lease      Exp.    SENGAI  Lessor      Overriding     Lease Net
Lease #       Lessor Name        Acres      Acres   Net Acres    Date       Date     WI (%) Royalty (%) Royalty (%) Revenue Interest
------- ----------------------- --------- --------- --------- ---------- ---------- ------- ----------- ----------- ----------------
 10003  W. Frederick Peters III 10,390.64  5,195.32  2,597.66  11/2/1998  11/1/2004  50.00%    16.00       4.00          80.00

 10004  Nellie R. Kaufmanmn        440.98    220.49    110.25 10/19/1998 10/18/2003  50.00%    14.00       6.00          80.00

 10007  Donald B. Roberts          600.21    300.11    150.05  1/19/1999  1/18/2004  50.00%    14.00       6.00          80.00

                                                      Dolphin Energy Corporation

                            SHERIDAN COUNTY, WYOMING

SENGAI                            TWP  RNG
Lease #       Lessor Name        North West Legal Description
------- ------------------------ ----- ---- --------------------------------------------------------------------------------
 10018  George Schaffer Trustee    54   79  SEC. 4:  LOTS 1 (40.30), 2 (40.07), 4 (39.65), S/2N/2
                                   55   79  SEC. 21: NW/4NE/4, S/2NE/4, SE/4
                                            SEC. 26: W/2SW/4
                                            SEC. 27: SE/4
                                            SEC. 28: NW/4NE/4
                                            SEC. 33: SW/4NW/4, SW/4, SW/4SE/4
                                            SEC. 34: NE/4NE/4, SW/4NE/4, NW/4, N/2SW/4, SE/4SW/4
                                            SEC. 35: NW/4NW/4
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION
                                            FORMATION

 10040  Cynthia J. Rhoades         54   79  SEC. 20: SE/4SE/4SE/4

 10050  Allen L. Thomas            57   80  SEC. 3: SW/4, S/2NW/4
                                            SEC. 4: SE/4NE/4
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION
                                            FORMATION

 10052  Mary Marchant AIF          56   82  SEC. 23: W/2NE/4, SE/4NE/4, NE/4SE/4
                                            SEC. 24: N/2NW/4, SE/4NW/4, SW/4, SW/4SE/4
                                            SEC. 25: W/2NE/4, N/2NW/4, SE/4NW/4, EXCEPTING A TRACT OF LAND LYING
                                            EASTERLY OF THE CENTER LINE OF A SHERIDAN COUNTY ROAD IN
                                            SECTIONS 23 AND 25.
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION
                                            FORMATION

 10054  Marty Connell Trustee      54   82  SEC. 19: LOT 4 (41.09), SE/4SW/4, SW/4SE/4
                                            SEC. 30: THAT PART OF LOT  1 LYING NORTH AND EAST OF HWY 14,
                                            E/2NW/4, W/2NE/4, SE/4NE/4, NE/4SW/4
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION
                                            FORMATION

 10055  Clarence D. Rice           54   81  SEC. 21:  W/2NE/4, SE/4, SE/4NW/4, NE/4SW/4, SE/4NE/4, & THAT PORTION OF
                                            THE NE/4NE/4 LYING WEST OF THE CHICAGO, BURLINGTON, AND QUINCY RR
                                            R-O-W
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION FORMATION

 10083  State of WY 99-00123       54   82  SEC. 1: LOTS 3, 4, S/2NW/4, SW/4
                                            SEC. 2: LOTS 1, 2, SE/4NE/4, N/2SE/4, SE/4SE/4

 10100  USA WYW 147402             53   79  SEC. 1:  LOTS 5-9, SW/4, W/2SE/4, SE/4SE/4
                                            SEC. 2:  LOTS 5-9, N/2SE/4, SE/4SE/4, TR. 37A-F
                                            SEC. 3:  LOTS 5-9, TR 37A, TR 37B, TR 37F
                                            SEC. 4:  TR 41A
                                            SEC. 9:  TR 41A-D
                                            SEC. 10: LOTS 1,2, TR 37F-H, 41D, 44A-D
                                            SEC. 11: TR 37D-H, TR 44A, 44D
                                            SEC. 14: TR 44D, 44E, 44H
                                            SEC. 15: TR 44C-H

SENGAI                           Gross       Net    Seller's     Lease      Exp.    SENGAI  Lessor      Overriding     Lease Net
Lease #       Lessor Name        Acres      Acres   Net Acres    Date       Date     WI (%) Royalty (%) Royalty (%) Revenue Interest
------- ----------------------- --------- --------- --------- ---------- ---------- ------- ----------- ----------- ----------------
 10018  George Schaffer Trustee 1,480.02     370.01  185.00    10/1/1998  9/30/2003  50.00%    15.00       5.00          80.00

 10040  Cynthia J. Rhoades         10.00       3.33    1.67     2/3/1999   2/2/2004  50.00%    14.00       5.00          81.00

 10050  Allen L. Thomas           280.00     140.00   70.00    10/1/1998  9/30/2003  50.00%    14.00       5.00          81.00

 10052  Mary Marchant AIF         602.50     200.84  100.42   10/10/1998 12/31/2005  50.00%    14.00       5.00          81.00

 10054  Marty Connell Trustee     395.20     197.60   98.80     6/1/1999  5/31/2004  50.00%    17.00       3.00          80.00

 10055  Clarence D. Rice          385.00     385.00  192.50    10/1/1998  9/30/2003  50.00%    15.00       5.00          80.00

 10083  State of WY 99-00123      561.47     561.47  280.73     5/2/1999   5/1/2004  50.00%    12.50       7.50          80.00

 10100  USA WYW 147402          1,751.48   1,751.48  875.74     2/1/1999  1/31/2009  50.00%    12.50       5.00          82.50

                                                      Dolphin Energy Corporation

                            SHERIDAN COUNTY, WYOMING

SENGAI        Lessor Name         TWP  RNG  Legal Description
Lease #                          North West
------- ------------------------ ----- ---- --------------------------------------------------------------------------------
 10101  USA WYW 147403             53   79  SEC. 4:  LOTS 5-9, SW/4
                                            SEC. 5:  LOTS 5-8, S/2
                                            SEC. 6:  LOTS 15-18
                                            SEC. 7:  LOTS 13, 15, SE/4NE/4, NE/4SE/4
                                            SEC. 8:  ALL
                                            SEC. 9:  LOTS 1-4, W/2
                                            SEC. 15: LOTS 1-5, SW/4SW/4
                                            SEC. 16: LOTS 1-5

 10102  USA WYW 147409             54   79  SEC. 1:  LOTS 1-4, S/2N/2, E/2SW/4, SE/4
                                            SEC. 2:  LOTS 1, SE/4NE/4, W/2SW/4, S/2SE/4
                                            SEC. 3:  LOTS 3, 4, SW/4NW/4
                                            SEC. 4:  LOTS 3, W/2SW/4
                                            SEC. 5:  S/2N/2, N/2SE/4
                                            SEC. 6:  SW/4SE/4
                                            SEC. 7:  LOTS 4
                                            SEC. 10: SE/4NE/4, E/2SE/4
                                            SEC. 11: NE/4, S/2
                                            SEC. 15: SE/4SE/4
                                            SEC. 17: W/2NW/4
                                            SEC. 18: NE/4NE/4

 10103  USA WYW 147412             54   79  SEC. 27: E/2E/2, NW/4NE/4, SW/4SW/4
                                            SEC. 28: S/2NE/4, SE/4NW/4, SW/4SE/4
                                            SEC. 29: NW/4NW/4
                                            SEC. 30: LOTS 1, 3, SW/4NE/4, SE/2SW/4, NE/4SE/4, SE/4NW/4 (EXCL 12.42 AC
                                            IN RR ST ROW WYW0119069)
                                            SEC. 31: NE/4SE/4
                                            SEC. 32: NE/4NW/4, S/2NW/4, S/2
                                            SEC. 33: S/2
                                            SEC. 34: NE/4NE/4
                                            SEC. 35: ALL

 10104  USA WYW 147595             55   79  SEC. 5: LOTS 4, S/2N/2, SE/4
                                            SEC. 8: N/2NE/4, SW/4, N/2SE/4

 10105  USA WYW 147596             55   79  SEC. 13: N/2, SW/4, W/2SE/4
                                            SEC. 14: ALL
                                            SEC. 23: N/2N/2, SE/4NE/4, NE/4SE/4
                                            SEC. 24: NW/4NE/4, N/2NW/4, SW/4NW/4, NW/4SW/4

 10106  USA WYW 147597             55   79  SEC. 20: ALL
                                            SEC. 21: W/2
                                            SEC. 22: SE/4NE/4, S/2NW/4, SW/4, SW/4SE/4

 10107  USA WYW 147598             55   79  SEC. 26: NW/4NE/4, SW/4NW/4, E/2SW/4
                                            SEC. 27: N/2, SW/4
                                            SEC. 28: E/2E/2, SW/4NE/4, NW/4, W/2SW/4, NW/4SE/4
                                            SEC. 29: N/2, SE/4

 10108  USA WYW 147599             56   79  SEC. 3: LOTS 5-16, S/2

 10109  USA WYW 147600             56   79  SEC. 19: LOTS 5, 6, NE/4, E/2NW/4, NE/4SW/4
                                            SEC. 20: SW/4NE/4, S/2NW/4, W/2SE/4, SW/4
                                            SEC. 21: SE/4SW/4
                                            SEC. 28: W/2NE/4, N/2NW/4, SE/4NW/4, SE/4SW/4, SW/4SE/4
                                            SEC. 29: N/2, N/2S/2, SE/4SW/4
                                            SEC. 30: E/2NE/4

SENGAI        Lessor Name        Gross       Net    Seller's     Lease      Exp.    SENGAI  Lessor      Overriding     Lease Net
Lease #                          Acres      Acres   Net Acres    Date       Date     WI (%) Royalty (%) Royalty (%) Revenue Interest
------- ----------------------- --------- --------- --------- ---------- ---------- ------- ----------- ----------- ----------------
 10101  USA WYW 147403          2,466.75   2,466.75 1,233.38   2/1/1999  1/31/2009   50.00%    12.50       5.00          82.50

 10102  USA WYW 147409          2,122.90   2,122.90 1,061.45   2/1/1999  1/31/2009   50.00%    12.50       5.00          82.50

 10103  USA WYW 147412          2,147.39   2,147.39 1,073.70   2/1/1999  1/31/2009   50.00%    12.50       5.00          82.50

 10104  USA WYW 147595            680.51     680.51   340.26   2/1/1999  1/31/2009   50.00%    12.50       7.50          80.00

 10105  USA WYW 147596          1,640.00   1,640.00   820.00   2/1/1999  1/31/2009   50.00%    12.50       7.50          80.00

 10106  USA WYW 147597          1,280.00   1,280.00   640.00   2/1/1999  1/31/2009   50.00%    12.50       7.50          80.00

 10107  USA WYW 147598          1,600.00   1,600.00   800.00   2/1/1999  1/31/2009   50.00%    12.50       7.50          80.00

 10108  USA WYW 147599            735.68     735.68   367.84   2/1/1999  1/31/2009   50.00%    12.50       7.50          80.00

 10109  USA WYW 147600          1,625.88   1,625.88   812.94   2/1/1999  1/31/2009   50.00%    12.50       7.50          80.00

                                                      Dolphin Energy Corporation

                            SHERIDAN COUNTY, WYOMING

SENGAI                            TWP  RNG
Lease #       Lessor Name        North West Legal Description
------- ------------------------ ----- ---- --------------------------------------------------------------------------------
 10112  Wyoma R. Wrayge            54   79  INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS;
                                            SEC. 20: SE/4SE/4SE/4
                                            SEC. 27: NW/4, N/2SW/4, SE/4SW/4, SW/4NE/4, W/2SE/4
                                            SEC. 28: N/2SE/4, SE/4SE/4
                                            SEC. 29: NW/4NE/4, SE/4, THAT PORTION OF THE SW/4NE/4 LYING NORTHWEST OF
                                            U.S. HIGHWAY 14/16
                                            SEC. 34: S/2NE/4, SE/4, NW/4NE/4

 10113  Mary Louise Wangen         54   79  INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS;
                                            T54N-R79W 6TH PM
                                            SEC. 20: SE/4SE/4SE/4
                                            SEC. 27: NW/4, N/2SW/4, SE/4SW/4, SW/4NE/4, W/2SE/4
                                            SEC. 28: N/2SE/4, SE/4SE/4
                                            SEC. 34: NW/4NE/4, S/2NE/4, SW/4

 10114  James Samuel Little        54   79  INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS;
                                            T54N-R79W 6TH PM
                                            SEC. 27: NW/4, N/2SW/4, SE/4SW/4, SW/4NE/4, NW/4SE/4
                                            SEC. 28: N/2SE/4, SE/4SE/4

        John W. Little             54   79  INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS;
                                            T54N-R79W 6TH PM
                                            SEC. 27: NW/4, N/2SW/4, SE/4SW/4, SW/4NE/4, NW/4SE/4
                                            SEC. 28: N/2SE/4, SE/4SE/4

 10121  William Musgrave           57   80  SEC. 3: SW/4, S/2NW/4
                                            SEC. 4: SE/4NE/4

 10125  The Griffith Foundation    56   80  SEC. 1:  SW/4SW/4
                                            SEC. 2:  SE/4SE/4
                                            SEC. 11: NE/4NE/4, SE/4SW/4, SW/4SE/4
                                            SEC. 12: N/2NW/4, SE/4NW/4, SW/4NE/4, W/2SE/4, SE/4SE/4, S/2SW/4
                                            SEC. 13: N/2, N/2S/2
                                            SEC. 14: NE/4, N/2SE/4
                                            SEC. 21: W/2NE/4, SE/4NE/4, NW/4SE/4, SE/4SE/4, N/2NW/4, SE/4NW/4, NE/4SW/4
                                            SEC. 22: SW/4SW/4
                                            SEC. 27: W/2NW/4, NW/4SW/4
                                            SEC. 28: E/2NE/4, NE/4SE/4, W/2
                                            SEC. 34: W/2E/2, S/2NW/4, SW/4

                                   55   80  SEC. 1: S/2NE/4, NW/4SE/4, SW/4
                                            SEC. 2: LOTS 1(40.26), 2(40.08), 3(39.00), 4(39.78), S/2N/2, N/2SE/4
                                            SEC. 3: LOTS 2(40.02), 3(40.25), 4(40.50)
                                            SEC. 12: S/2NE/4, SE/4, SE/4SW/4, W/2SW/4
                                            SEC. 14: SE/4, N/2SW/4, SE/4SW/4
                                            SEC. 23: NE/4, W/2SE/4, SE/4SE/4, E/2W/2, SW/4NW/4, NW/4SW/4
                                            SEC. 24: W/2NW/4, SE/4NW/4, N/2SW/4, SE/4SW/4
                                            SEC. 25: NW/4NW/4
                                            SEC. 26: NE/4NE/4

                                   55   79  SEC. 5: LOTS 1(40.02), 2(40.18), 3(40.35), SW/4
                                            SEC. 8: S/2NE/4, NW/4, S/2SE/4
                                            SEC. 17: NE/4, E/2NW/4

SENGAI                           Gross       Net    Seller's     Lease      Exp.    SENGAI  Lessor      Overriding     Lease Net
Lease #       Lessor Name        Acres      Acres   Net Acres    Date       Date     WI (%) Royalty (%) Royalty (%) Revenue Interest
------- ----------------------- --------- --------- --------- ---------- ---------- ------- ----------- ----------- ----------------
 10112  Wyoma R. Wrayge          1,860.00    657.60   162.00   9/18/1998 9/17/2008   50.00%    14.00       5.00          81.00

 10113  Mary Louise Wangen       1,860.00    159.60    40.50   9/18/1998 9/17/2008   50.00%    14.00       5.00          81.00

 10114  James Samuel Little        720.00     90.00    30.00  10/16/1998  1/8/2004   50.00%    14.00       5.00          81.00

        John W. Little             720.00     90.00    30.00  10/16/1998  1/8/2004   50.00%    14.00       5.00          81.00

 10121  William Musgrave           280.00    140.00    70.00   10/1/1998 9/30/2003   50.00%    13.50       5.00          81.50

 10125  The Griffith Foundation 14,747.73  7,373.87 3,686.93   1/19/1999 1/18/2007   50.00%    14.00       6.00          80.00

                                                     Dolphin Energy Corporation

                            SHERIDAN COUNTY, WYOMING

SENGAI                            TWP  RNG
Lease #       Lessor Name        North West Legal Description
------- ------------------------ ----- ---- --------------------------------------------------------------------------------
                                   56   80  SEC. 19: LOTS 6(43.17), 7(42.91), 8(42.63), SW/4NE/4, W/2SE/4
                                            SEC. 29: W/2
                                            SEC. 30: LOTS 5(42.74), 7(43.22), 8(43.89), W/2SE/4, SE/4SE/4
                                            SEC. 31: LOTS 5(43.50), 7(43.58), 8(43.62), E/2
                                            SEC. 32: N/2
                                            SEC. 33: NW/4, S/2SE/4, NE/4SE/4

                                   56   81  SEC. 25: S/2

                                   55   80  SEC. 22: SE/4NE/4

                                   56   79  SEC. 15: SW/4SW/4
                                            SEC. 22: W/2
                                            SEC. 23: SW/4
                                            SEC. 26: NW/4, N/2SW/4
                                            SEC. 27: S/2NE/4, NW/4NE/4, NW/4, N/2SE/4, SE/4SE/4
                                            SEC. 34: SW/4NE/4, NE/4NW/4, S/2NW/4, N/2S/2, LOTS
                                            1(40.75), 2(40.68), 3(40.62), 4(40.56)
                                            RESURVEY TRACT 42
                                            RESURVEY TRACTS 43A, 43B, 43C, 43D, 43E, 43F, 43G, 43H
                                            RESURVEY TRACT 44
                                            RESURVEY TRACT 45
                                            RESURVEY TRACTS 46A, 46B, 46C, 46D, 46E, 46F, 46G, 46H
                                            RESURVEY TRACT 58
                                            ALL THAT PART OF RESURVEY TRACT 39, DESCRIBED AS FOLLOWS:
                                            BEGINNING AT CORNER NO. 1 OF SAID TRACT, RUNNING THENCE
                                            SOUTHERLY ON THE EASTERLY LINE OF SAID TRACT TO CORNER NO.
                                            3, THENCE WESTERLY TO CORNER NO. 4 OF SAID TRACT, THENCE
                                            SOUTHWESTERLY TO A POINT ON THE WESTERLY LINE OF SAID TRACT
                                            39, AND WHICH IS CORNER NO. 1 OF TRACT 40, THENCE NORTHERLY
                                            ALONG THE WESTERLY LINE OF SAID TRACT 39 TO A CORNER NO. 7
                                            OF SAID TRACT 39, THENCE EASTERLY TO CORNER NO. 8 OF SAID
                                            TRACT, THENCE NORTHERLY TO CORNER NO. 2 OF SAID TRACT AND
                                            THENCE EASTERLY TO CORNER NO. 1 OF SAID TRACT TO THE POINT
                                            OF BEGINNING, AS DESCRIBED IN CORRECTION OF DESCRIPTION IN
                                            LEASE DATED JANUARY 4, 2001, RECORDED IN BOOK 420, PAGE
                                            255, NO. 365197 OF THE RECORDS OF SHERIDAN COUNTY, WYOMING.
                                            RESURVEY TRACTS 41A, 41B, 41C, 41D, 41E, 41F, 41G, 41H

                                   55   79  SEC. 3: LOT 1(40.75), LOT 2(40.68), LOT 3(40.62), LOT 4(40.56)

                                   56   79  SEC. 6:  SE/4SW/4
                                            SEC. 7: SE/4, SE/4SW/4
                                            SEC. 8: S/2
                                            SEC. 9: NW/4SW/4, W/2SE/4
                                            SEC. 17: S/2SE/4, NW/4NW/4, SW/4
                                            RESURVEY TRACT 48
                                            RESURVEY TRACT 49
                                            SEC. 18: E/2NE/4, NW/4NE/4, SE/4NW/4, NE/4SW/4, N/2SE/4
                                            SEC. 20: N/2N/2, E/2SE/4
                                            SEC. 21: N/2, N/2S/2, SW/4SW/4, S/2SE/4
                                            SEC. 28: E/2NE/4, SW/4NW/4, N/2S/2, SE/4SE/4
                                            SEC. 32: LOTS 2, 3
                                            SEC. 33: E/2NE/4, NE/4SE/4, LOT 4
                                            RESURVEY TRACT 50

                                   55   79  SEC. 4: LOT 1(40.47), LOT 2(40.32), SW/4NE/4, W/2SE/4
                                            CONTAINING 14,747.73 ACRES, MORE OR LESS

 10137  USA WYW 152650             55   81  SEC. 1:  LOTS 1, 2, SW/SE/4
                                            SEC. 2:  LOTS 2, NE/4SW/4, N/2SE/4, SE/4SE/4
                                            SEC. 4:  LOTS 1, SE/4NE/4, SW/4SW/4
                                            SEC. 5:  SW/4NW/4, NE/4SW/4, S/2SE/4
                                            SEC. 6:  W/2SE/4, SE/4SE/4
                                            SEC. 7:  LOTS 1-4, N/2NE/4, NE/4SW/4, NW/4SE/4

SENGAI                           Gross       Net    Seller's     Lease      Exp.    SENGAI  Lessor      Overriding     Lease Net
Lease #       Lessor Name        Acres      Acres   Net Acres    Date       Date     WI (%) Royalty (%) Royalty (%) Revenue Interest
------- ----------------------- --------- --------- --------- ---------- ---------- ------- ----------- ----------- ----------------
 10137  USA WYW 152650          2,510.15   2,510.15 1,255.08   5/1/2001  4/30/2011   50.00%    12.50                     82.50

                                                      Dolphin Energy Corporation

                            SHERIDAN COUNTY, WYOMING

SENGAI                            TWP  RNG
Lease #       Lessor Name        North West Legal Description
------- ------------------------ ----- ---- --------------------------------------------------------------------------------
                                            SEC. 8:  SW/4NE/4, SE/4NW/4, N/2SW/4, NW/4SE/4
                                            SEC. 9:  NE/4SW/4, N/2SE/4
                                            SEC. 10: SE/4NW/4, NE/4SW/4, NW/4SE/4
                                            SEC. 11: SW/4NW/4, NW/4SW/4, SE/4SE/4
                                            SEC. 12: SW/4SW/4
                                            SEC. 13: SW/4SW/4
                                            SEC. 14: NE/4NE/4, NW/4SW/4, NE/4SE/4
                                            SEC. 15: N/2NE/4, SW/4NE/4, NW/4, N/2SW/4, W/2SE/4
                                            SEC. 17: W/2NE/4, E/2NW/4, SE/4SE/4
                                            SEC. 18: LOTS 1, NW/4NE/4

 10138  State of WY 97-00382       55   81  SEC. 30: E/2, E/2W/2, LOTS 1, 2, 3, 4

 10139  State of WY 97-00383       55   81  SEC. 31: E/2, E/2W/2, LOTS 1, 2, 3, 4

 10140  State of WY 97-00384       54   81  SEC. 6: LOTS 1 - 7, S/2NE/4, SE/4NW/4, E/2SW/4, SE/4

 10300  State of WY 00-00289       56   81  SEC. 35: NE/4

 10301  Jerry E. Weaver            54   79  SEC. 5: SW/4, S/2SE/4
                                            SEC. 8: N/2NW/4

 10302  Billy L. Ackerly Trust     56   80  SEC. 7: SE/4SE/4
                                            SEC. 8: S/2S/2
                                            SEC. 9: NE/4, E/2NW/4
                                            SEC. 10: W/2NW/4
                                            SEC. 17: E/2, N/2NW/4
                                            SEC. 18: NE/4NE/4
                                            SEC. 20: S/2

 10303  Nels A. Nelson III         56   80  SEC. 5: S/2SW/4
                                            SEC. 8: N/2NW/4, NE/4

 10304  State of WY 97-00398       55   80  SEC 27: W/2
                                            SEC 29: E/2
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION

 10306  State of WY 97-00396       55   80  SEC. 18: E/2, TRACT 41A THRU D
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION

 10307  State of WY 97-00399       56   81  SEC. 36: ALL

 10374  State of WY 97-00394       55   80  SEC. 5: LOTS 1, 2, 3, 4, S/2N/2, S/2
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION

 10375  State of WY 97-00395       56   80  SEC. 32: SE/4
                                            SEC. 33: SW/4
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION

 10438  State of WY 97-00397       55   80  SEC. 28: ALL
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION

 10642  State of WY 00-00483       55   80  249.46 TR.38 A-H (FORMERLY E/2 SEC 7)
                                            241.06 TR 39 A-H (FORMERLY W/2 SEC 7)
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION

 10657  James Roebling et ux       54   79  SEC. 5: SW/4, S/2SE/4
                                            SEC. 8: N/2 NW/4

SENGAI                           Gross       Net    Seller's     Lease      Exp.    SENGAI  Lessor      Overriding     Lease Net
Lease #       Lessor Name        Acres      Acres   Net Acres    Date       Date     WI (%) Royalty (%) Royalty (%) Revenue Interest
------- ----------------------- --------- --------- --------- ---------- ---------- ------- ----------- ----------- ----------------

 10138  State of WY 97-00382      639.48     639.48   319.74    8/2/1997   8/1/2002  50.00%    12.50       7.50          80.00

 10139  State of WY 97-00383      635.64     635.64   317.82    8/2/1997   8/1/2002  50.00%    12.50       7.50          80.00

 10140  State of WY 97-00384      637.87     637.87   318.94    8/2/1997   8/1/2002  50.00%    12.50       7.50          80.00

 10300  State of WY 00-00289      160.00     160.00    80.00    7/2/2000   7/1/2005  50.00%    16.67       3.33          80.00

 10301  Jerry E. Weaver           240.00     240.00    16.32   6/11/2001  6/10/2006  50.00%    18.00       0.00          82.00

 10302  Billy L. Ackerly Trust  1,280.00   1,280.00   640.00   4/19/2001  4/18/2006  50.00%    18.75       0.00          81.25

 10303  Nels A. Nelson III        320.00     320.00   160.00   4/19/2001  4/18/2006  50.00%    18.75       0.00          81.25

 10304  State of WY 97-00398      640.00     640.00   320.00   10/2/2002  10/1/2007  50.00%    12.50       7.50          80.00

 10306  State of WY 97-00396      366.27     366.27   183.14   10/2/1997  10/1/2002  50.00%    12.50       7.50          80.00

 10307  State of WY 97-00399      640.00     640.00   320.00   10/2/1997  10/1/2002  50.00%    12.50       7.50          80.00

 10374  State of WY 97-00394      640.77     640.77   320.39   10/2/1997  10/1/2002  50.00%    12.50       7.50          80.00

 10375  State of WY 97-00395      320.00     320.00   160.00   10/2/1997  10/1/2002  50.00%    12.50       7.50          80.00

 10438  State of WY 97-00397      640.00     640.00   320.00   10/2/1997  10/1/2002  50.00%    12.50       7.50          80.00

 10642  State of WY 00-00483      490.52     490.52   245.26   10/2/2000  10/1/2005  50.00%    16.00       7.40          76.60

 10657  James Roebling et ux      320.00      16.32     4.08  10/19/2001 10/18/2004  25.00%    18.00       2.00          80.00

                                                      Dolphin Energy Corporation

                            SHERIDAN COUNTY, WYOMING

SENGAI                            TWP  RNG
Lease #       Lessor Name        North West Legal Description
------- ------------------------ ----- ---- --------------------------------------------------------------------------------
 10658  Dorthy E Cook              54   79  SEC. 5: SW/4, S/2SE/4
                                            SEC. 8: N/2 NW/4

 10659  Jean B. Iroz               54   79  SEC. 7: SE/4SW/4
                                            SEC. 18: SE/4NE/4

 10661  Alfred Cecil Iroz et ux    54   79  SEC. 7: SE/4SW/4
                                            SEC. 18: SE/4NE/4

 10663  Wallace Vannoy Rev Trst    54   79  SEC. 27: SW/4SE/4
                                            SEC. 34: S/2NE/4, SE/4, NW/4NE/4

 10667  Alta May Satterthwait      54   79  SEC. 27: NW/4, N/2SW/4, SE/4SW/4, SW/4NE/4, NW/4SE/4
                                            SEC. 28: N/2NE/4, NE/4NW/4, W/2NW/4

 10668  John W. Little             54   79  SEC. 28: N/2NE/4, NE/4NW/4, W/2NW/4

 10669  James S. Little            54   79  SEC. 28: N/2NE/4, NE/4NW/4, W/2NW/4

 10670  Mary Ann Oberst            54   79  SEC. 30: SW/4SW/4, SE/4SE/4
                                            SEC. 32: NW/4NW/4

 10673  Lorraine Vannoy            54   79  SEC. 27: SW/4/SE/4
                                            SEC. 34: W/2NE/4, SE/4NE/4, SE/4

 10729  Floyd N. Hoyt Jr           54   79  SEC. 8: N/2NW/4

 10730  Grace Christler            54   79  SEC. 8: N/2NW/4

 10731  Rita Farman                54   79  SEC. 8: N/2NW/4

 10732  Donna R. Miller            54   79  SEC. 8: N/2NW/4

111237  USA WYW 155741             55   80  SEC. 14: NW/4
                                            SEC. 22: NE/4NE/4, NW/4NW/4, E/2SE/4
                                            SEC. 23: NW/4NW/4, SW/4SW/4, NE/4SE/4
                                            SEC. 24: SW/4SW/4
                                            SEC. 25: NE/4NW/4, S/2NW/4, SW/4, SW/4SE/4
                                            SEC. 26: W/2NE/4

111239  USA WYW 155742             55   80  SEC. 29: E/2SW/4
                                            SEC. 30: LOTS 5-7
                                            SEC. 32: NE/4NE/4, SE/4NW/4, S/2SW/4, NW/4SE/4
                                            SEC. 33: SW/4SW/4

111240  USA WYW 155753             54   82  SEC. 1: SE/4

111241  USA WYW 155757             56   82  SEC. 14: NE/4SE/4, S/2SE/4
                                            SEC. 21: E/2NE/4, NW/4, N/2SE/4, SE/4SE/4
                                            SEC. 23: NE/4NE/4, NW/4SE/4
                                            SEC. 24: E/2NE/4, SW/4NW/4
                                            SEC. 27: E/2NW/4
                                            SEC. 32: SE/4SE/4
                                            SEC. 33: NE/4SW/4, S/2SW/4

 10026  Byron E. Garretson Trust   54   79  Sec. 17: W/2NE/4
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION
                                            FORMATION

                                   54   79  INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
                                            Sec. 5:  Lots 1 (39.60), 2 (39.86), 3 (40.12), SW/4, S/2SE/4
                                            Sec. 6:  Lots 5 (39.41), 6 (39.75), 7 (39.12), S/2NE/4, SE/4NW/4, E/2SW/4,
                                            N/2SE/4, SE/4SE/4
                                            Sec. 7:  Lots 1 (39.86), 2 (40.00), 3 (410.12), E/2, NE/4SW/4, E/2NW/4
                                            Sec. 8:  All
                                            Sec. 17:  E/2E/2, W/2SE/4, E/2W/2
                                            Sec. 20:  NE/4, E/2NW/4

                                   54   80  Sec. 1:  S/2S/2, NE/4SE/4
                                            Sec. 12:  NE/4, N/2NW/4, SE/4NW/4, N/2SE/4

                                   55   79  T55N-R79W 6TH PM
                                            Sec. 32:  E/2SW/4, W/2SE/4, SE/4SE/4
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION
                                            FORMATION

 10116  Patrick H. Johnson AIF     54   79  Sec. 17: W/2NE/4
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION
                                            FORMATION
                                            INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:

SENGAI                           Gross       Net    Seller's     Lease      Exp.    SENGAI  Lessor      Overriding     Lease Net
Lease #       Lessor Name        Acres      Acres   Net Acres    Date       Date     WI (%) Royalty (%) Royalty (%) Revenue Interest
------- ----------------------- --------- --------- --------- ---------- ---------- ------- ----------- ----------- ----------------
 10658  Dorthy E Cook             320.00      16.32    4.08   10/19/2001 10/18/2004  25.00%    18.00       2.00          80.00

 10659  Jean B. Iroz               80.00       2.50    0.63    3/27/2001  3/26/2006  25.00%    16.00       4.00          80.00

 10661  Alfred Cecil Iroz et ux    80.00       2.50    0.63    3/27/2001  3/26/2006  25.00%    16.00       4.00          80.00

 10663  Wallace Vannoy Rev Trst   320.00      80.00   20.00     3/7/2001   3/6/2006  25.00%    16.00       4.00          80.00

 10667  Alta May Satterthwait     560.00     190.00   47.50    8/12/2001  8/11/2004  25.00%    19.00       1.00          80.00

 10668  John W. Little            200.00      50.00   12.50   12/30/2000 12/29/2005  25.00%    16.00       4.00          80.00

 10669  James S. Little           200.00      50.00   12.50   12/30/2000 12/29/2005  25.00%    16.00       4.00          80.00

 10670  Mary Ann Oberst           120.24      40.08   10.02    12/1/2001  1/31/2006  25.00%    16.00       4.00          80.00

 10673  Lorraine Vannoy           280.00      80.00   20.00    12/9/2000  12/8/2010  25.00%    16.00       4.00          80.00

 10729  Floyd N. Hoyt Jr           80.00       2.04    1.02    4/12/2002  4/11/2007  50.00%    18.00       0.00          82.00

 10730  Grace Christler            80.00       2.04    1.02    4/12/2002  4/11/2007  50.00%    18.00       0.00          82.00

 10731  Rita Farman                80.00       2.04    1.02    4/12/2002  4/11/2007  50.00%    18.00       0.00          82.00

 10732  Donna R. Miller            80.00       2.04    1.02    4/12/2002  4/11/2007  50.00%    18.00       0.00          82.00

111237  USA WYW 155741            880.00     880.00  440.00    12/1/2003  12/1/2013  50.00%    12.50       0.00          87.50

111239  USA WYW 155742            437.77     437.77  218.89    12/1/2003  12/1/2013  50.00%    12.50       0.00          87.50

111240  USA WYW 155753            160.00     160.00   80.00    12/1/2003  12/1/2013  50.00%    12.50       0.00          87.50

111241  USA WYW 155757            920.00     920.00  460.00    12/1/2003  12/1/2013  50.00%    12.50       0.00          87.50

 10026  Byron E.Garretson Trust    80.00      40.00   20.00    1/22/1999 10/11/2003  50.00%    15.00       5.00          80.00

                                3,398.26   1,617.53  808.77    1/22/1999 10/11/2003  50.00%    15.00       5.00

 10116  Patrick H. Johnson AIF     80.00      20.00   10.00   10/13/1998 10/12/2003  50.00%    15.00       5.00          80.00

                                                      Dolphin Energy Corporation

                            SHERIDAN COUNTY, WYOMING

SENGAI                            TWP  RNG
Lease #       Lessor Name        North West Legal Description
------- ------------------------ ----- ---- --------------------------------------------------------------------------------
                                   54   79  Sec. 5:  Lots 1, 2, 3, SW/4, S/2SE/4
                                            Sec. 6:  Lots 5, 6, 7, S/2NE/4, SE/4NW/4, E/2SW/4, N/2SE/4, SE/4SE/4
                                            Sec. 7:  Lots 1, 2, 3, E/2, NE/4SW/4, E/2NW/4
                                            Sec. 8:  All
                                            Sec. 17:  E/2E/2, W/2SE/4, E/2W/2
                                            Sec. 20:  NE/4, E/2NW/4

                                   54   80  Sec. 1:  S/2S/2, NE/4SE/4
                                            Sec. 12:  NE/4, N/2NW/4, SE/4NW/4, N/2SE/4

                                   55   79  Sec. 32:  E/2SW/4, W/2SE/4, SE/4SE/4
                                            FROM THE SURFACE OF THE EARTH TO THE BASE OF THE TERTIARY FORT UNION FORMATION

 10671  Bryant H. Ellis Jr et ux   54   79  Sec. 30: SW/4SW/4, SE/4SE/4
                                            SEC. 32: NW/4NW/4

 10672  Elaine R. Eck et vir       54   79  SEC. 30: SW/4SW/4, SE/4SE/4
                                            SEC. 32: NW/4NW/4

 10110  State of WY 99-00090       54   81  Sec. 30:  Lots 1, 2, 3, 4, NE/4, E/2W/2, NW/4SE/4

 10111  State of WY 99-00088       54   81  Sec. 19:  Lots 1, 2, 3, 4, E/2, E/2W/2
                                            Secs. 33 & 34:  Resurvey Tract #45
                                            Sec. 34:  Lot 3 (39.36), Resurvey Tracts 42A, 42B, 42C, 42D, 42E, 42F and 42G
                                            Secs. 34 & 35:  Resurvey Tracts 43B, 43C, 43D and that part of Resurvey Tract 40 described by metes & bounds

 11080  State of WY 99-00131       54   82  Sec. 25:  N/2, SE/4


SENGAI                            Gross      Net    Seller's     Lease      Exp.    SENGAI  Lessor      Overriding     Lease Net
Lease #       Lessor Name         Acres     Acres   Net Acres    Date       Date     WI (%) Royalty (%) Royalty (%) Revenue Interest
------- ------------------------ -------- --------- --------- ---------- ---------- ------- ----------- ----------- ----------------
                                 3,398.26    808.77    404.38 10/13/1998 10/12/2003  50.00%    15.00       5.00

 10671  Bryant H. Ellis Jr et ux   200.00     40.08     10.02  1/31/2001  1/30/2006  25.00%    16.00       4.00          80.00


 10672  Elaine R. Eck et vir       120.24     40.80     10.02  1/27/2001  1/26/2006  25.00%    16.00       4.00          80.00


 10110  State of WY 99-00090       519.88    259.94    259.94   5/2/1999

 10111  State of WY 99-00088       639.84    319.92    319.92   5/2/1999

 11080  State of WY 99-00131       480.00    240.00    240.00   5/2/1999
                                          55,991.07 27,913.35

                                                      Dolphin Energy Corporation

                                  SCHEDULE "A"
                   Attached to and made a part of that certain
                     Assignment, Conveyance and Bill of Sale
                                 by and between
              Suncor Energy (Natural Gas) America Inc., as Assignor
                                       and
                     Dolphin Energy Corporation, as Assignee
                              effective May 1, 2004

WELL INFORMATION:

WELL USER ID                  WELL NAME                   API    FORMATION                     COMMENTS
-------------------------------------------------------------------------------------------------------------------
 9627           Peters State    13   R   36   56   81   3323858   Roland
 9599            FKCC State      1   R    7   55   80   3323726   Roland
 7518            FKCC State      1   R   29   55   80   3324032   Roland
 9859            FKCC State      3   R    7   55   80   3323850   Roland
 7506            FKCC State      3   R   28   55   80   3324031   Roland
 9860            FKCC State      5   R    7   55   80   3323851   Roland
 9431            FKCC State      5  RX   28   55   80   3324114   Roland
 7514            FKCC State      5   R   28   55   80   3324083   Roland    P&A 10/28/02
 9861            FKCC State      7   R    7   55   80   3323852   Roland
 7515            FKCC State      7   R   28   55   80   3324028   Roland
 9310            FKCC State      7   R   29   55   80   3324033   Roland
 7350            FKCC State      9   E   28   55   80   3324016  Oedekoven
 9313            FKCC State      9   R   29   55   80   3324034   Roland
 9863            FKCC State     11   R    7   55   80   3323854   Roland
 7516            FKCC State     11   R   28   55   80   3324029   Roland
 9721            FKCC State     13   R    5   55   80   3323567   Roland
 9839            FKCC State     13   R    7   55   80   3323855   Roland
 7517            FKCC State     13   R   28   55   80   3324022   Roland
 9864            FKCC State     15   R    7   55   80   3323856   Roland
 9480        Farm Land Reserves  7   R    4   55   79   3324902   Roland
 9321             Tietjen        7   E   17   54   79   3324584  Oedekoven
10302             Tietjen       13   R   33   55   79   3324930   Roland    SENGAI is non-consent in the drilling of this well

                            GALAXY ENERGY CORPORATION
               SCHEDULE 4(d) TO THE SECURITIES PURCHASE AGREEMENT

                                                                           INITIAL                       CONDITIONAL
                                                                           CLOSING                         CLOSING
TOTAL PROCEEDS AVAILABLE (Net of $300,000 paid to
      Buyers pursuant to Section (h) of the Securities
      Purchase Agreement to cover due diligence,
      negotiating and preparing the
      Transaction Documents.)                                            $14,700,000                     $5,000,000
                                                                         ===========                     ==========

USE OF PROCEEDS:
WEST RECLUSE AND GLASGOW AREAS:
         Exercise option to acquire 90% working
         interest in 4,400 net acres                                      $1,900,000                              -
         Complete and/or equip 9 existing wells
         Drill and Complete a total of 73 new wells                        6,600,000                              -

LEITER AREA:
         Complete and connect existing 20 wells,                           2,470,000                              -
         Drill, complete and connect additional 40 wells                                                  4,880,000

PIPELINE RIDGE AREA:
         Complete and connect 32 existing wells,
         Drill, complete and connect additional 12 wells                   2,800,000                              -

CASH COMMISSIONS                                                             750,000                        100,000

LEGAL AND CONSULTING FEES                                                    180,000                         20,000
                                                                         -----------                     ----------

TOTAL USES OF PROCEEDS                                                   $14,700,000                     $5,000,000
                                                                         ===========                     ==========